SCHEDULE 14A
                          (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               ASSUMPTION BANCSHARES, INC.
         (Name of Registrant as Specified in Its Charter)


            (Name of Person(s) Filing Proxy Statement,
                  if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required.
[x] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies: Assumption Bancshares, Inc. Common Stock, $5.00 par value per share

     (2) Aggregate number of securities to which transaction applies: 160,000 Shares of Assumption Bancshares, Inc. Common
Stock

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
determined):   $134,375*


     (4) Proposed maximum aggregate value of transaction:   $21,500,000*

     (5) Total fee paid: $4,300

* Payable in cash or shares of ArgentBank Common Stock, $.10 par value per share, at the election of the shareholder, subject to certain limitations contained in the Merger Agreement.

[ ] Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:


     (2) Form, Schedule or Registration Statement no.:


     (3) Filing Party:


     (4) Date Filed:
             [ASSUMPTION BANCSHARES INC. LETTERHEAD]

                                     , 1997


Dear Shareholders:

You are cordially invited to attend a Special Meeting (the
"Meeting") of Shareholders of Assumption Bancshares, Inc.,
("ABI") to be held at Assumption Bank & Trust Company
("Assumption Bank"), 110 Franklin Street, Napoleonville,
Louisiana, 70390-0398, on                    ,                 ,
1997, at           .m., local time.

At the Meeting, you will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Merger the ("Plan"), and related Company Merger Agreement and Bank Merger Agreement (collectively, the "Merger Agreements") pursuant to which (a) ABI will merge with and into Assumption Bank (the "Company Merger") and (b) immediately thereafter, Assumption Bank will merge with and into ArgentBank ("ArgentBank") (the "Mergers"). Upon consummation of the Mergers each shareholder of ABI may elect, subject to certain allocation restrictions, to receive either cash or shares of ArgentBank common stock (or a combination of the two) in exchange for his or her shares of ABI common stock as more fully described in the attached Joint Proxy Statement/Offering Circular. Regardless of your vote, upon consummation of the Mergers, each shareholder will be treated equally as to their election of cash and stock, except that holders of 15 of fewer shares of ABI Common Stock and ABI shareholders who perfect dissenters rights will receive only cash for their shares.

After months of exhaustive study, careful consideration, and lengthy debate based on past and current events and future probabilities and possibilities, your Board of Directors has found this offer from ArgentBank to be a good, sound offer from a financial point-of-view. Please read the enclosed proxy materials carefully.

Your directors have a fiduciary responsibility to you, the shareholder. We hired two firms that specialize in these transaction, Jones Walker (a law firm) and Chaffe and Associates, Inc. (an investment banking firm). They collected and analyzed information, reviewed projections made by Assumption Bank's management, joined in on discussions with the Merger Committee and the full Board, negotiated with ArgentBank and its representatives and counseled us throughout this entire process.
We, as a Board, have unanimously approved the Plan and we unanimously recommend to you, the shareholders, the approval of the Plan. The affirmative vote of the holders of at least two-thirds of the ABI shares present at the meeting, in person or by proxy, is required to approve the Plan.

In the material accompanying this letter, you will find a Notice of Special Meeting of Shareholders, a Joint Proxy Statement/Offering Circular relating to the actions to be taken by the ABI shareholders at the Meeting and a Proxy Card. The Joint Proxy Statement/Offering Circular more fully describes the proposed Mergers and includes information about ABI, Assumption Bank and ArgentBank.

Your Board of Directors urges that you sign, date and return the enclosed form of proxy promptly, whether or not you plan to attend the Meeting. The prompt return of your signed proxy, regardless of the number of shares you hold, will assist ABI in reducing the expense of additional proxy solicitation. Your proxy may be revoked at any time prior to the vote at the Meeting by notice to the Secretary of ABI or by execution and delivery of a later dated proxy. If you attend the Meeting you may, if you wish, revoke your proxy and vote in person on all matters brought before the Meeting.

                              Very truly yours,


                              BOARD OF DIRECTORS
                              ASSUMPTION BANK & TRUST COMPANY




                              Clarence J. Savoie, II
                              Chairman of the Board



                              Joseph H. Montero, II
                              President & Chief Executive Officer

                   Assumption Bancshares, Inc.
                       110 Franklin Street
               Napoleonville, Louisiana 70390-0398

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Notice is hereby given that a Special Meeting of
Shareholders of Assumption Bancshares, Inc., a Louisiana
corporation ("ABI") will be held at Assumption Bank & Trust
Company ("Assumption Bank"), 110 Franklin Street, Napoleonville,
Louisiana, 70390-0398, on                   , 1997,  at
  p.m., local time (the "Meeting"), for the following purposes:

    1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger, and related Company Merger Agreement and Bank Merger Agreement each dated November 20, 1996 (collectively, the "Merger Agreements") pursuant to which (a) ABI would merge with and into Assumption Bank (the "Company Merger");
(b) immediately thereafter Assumption Bank would merge with and into ArgentBank, a Louisiana state nonmember bank ("ArgentBank") (the "Bank Merger" and, together with the Company Merger, the "Mergers"); and (c) upon consummating the Mergers each outstanding share of Assumption Bank common stock received in the Company Merger would be converted into the right to receive a certain number of shares of ArgentBank common stock or cash at the option of each shareholder subject to certain allocation restrictions and as determined in accordance with the Merger Agreements; and

    2. To transact such other business as may properly come before the Meeting.

    Only those shareholders of record at the close of business
on                    , 1997 will be entitled to notice of and to
vote at the Meeting. Approval of the Merger Agreements requires the affirmative vote of the holders of two-thirds voting power of ABI common stock present at the Meeting.

    Dissenting shareholders of ABI who comply with the procedural requirements of the Louisiana Business Corporation Law or the Louisiana Banking Law will be entitled to receive payment of the fair cash value of their shares of ABI common stock if the Mergers are effected upon approval by less than eighty percent (80%) of the total voting power of ABI.

THE ABI BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF ABI COMMON STOCK VOTE FOR APPROVAL OF THE MERGER AGREEMENTS. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTE AT THE SPECIAL MEETING BY NOTICE TO THE SECRETARY OF ABI OR BY EXECUTION AND DELIVERY OF A LATER DATED PROXY. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                             BY ORDER OF THE BOARD OF DIRECTORS




                             Harold F. Templet,
                             Secretary/Treasurer

Napoleonville, Louisiana
                , 1997

                     [ARGENTBANK LETTERHEAD]

                                     , 1997


Dear Shareholders:

    You are cordially invited to attend a Special Meeting (the "Meeting") of Shareholders in Lieu of the Annual Meeting of Shareholders of ArgentBank, a Louisiana state nonmember bank ("ArgentBank") to be held at 400 Green Street, Thibodaux,
Louisiana 70301 on              ,           , 1997, at 3:00 p.m.,
local time.

    At the Meeting, you will be asked to consider and vote upon four matters: First, a proposal to approve an Agreement and Plan of Merger, and related Bank Merger Agreement (collectively, the "Merger Agreements") pursuant to which among other things
(a) Assumption Bank & Trust Company, Napoleonville, Louisiana, a Louisiana state nonmember bank ("Assumption Bank") will merge with and into ArgentBank (the "Bank Merger") and (b) each shareholder of Assumption Bancshares, Inc. ("ABI"), the parent company of Assumption Bank, may elect to receive either cash or shares of ArgentBank common stock (or a combination of the two) in exchange for his or her shares of Assumption Bank common stock subject to certain allocation restrictions as more fully described in the attached Joint Proxy Statement/Offering Circular); second, the election of twenty Directors; third, the ratification of the selection of Deloitte & Touche LLP as ArgentBank's independent external Auditors for 1997 (the "Auditors"); and fourth, the approval of amendments to ArgentBank's Articles of Incorporation to be included in ArgentBank's Amended and Restated Articles of Incorporation.

    Details of the proposed Bank Merger and related merger of ABI into Assumption Bank (the "Company Merger") are set forth in the accompanying Joint Proxy Statement/Offering Circular, which you should read carefully. Only those shareholders of record at
the close of business on                , 1997, will be entitled
to notice of and to vote at the Meeting.

    YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENTS AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF MERGER AGREEMENTS. IN ADDITION, THE ARGENTBANK BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE DIRECTOR NOMINEES LISTED HEREIN; FOR THE RATIFICATION OF THE SELECTION OF THE AUDITORS AND FOR APPROVAL OF THE AMENDMENTS TO THE AMENDED AND RESTATED ARTICLES.

    Accompanying this letter, you will find a Notice of Special Meeting of Shareholders, a Joint Proxy Statement/Offering Circular relating to the actions to be taken by ArgentBank shareholders at the Special Meeting (as well as the actions to be taken by the ABI shareholders at their special meeting) and a Proxy Card. The Joint Proxy Statement/Offering Circular more fully describes the Mergers, and includes information about ArgentBank and ABI. The ArgentBank Board of Directors urges that you vote "FOR" these items by signing, dating and returning the enclosed form of proxy promptly, whether or not you plan to attend the Meeting. The prompt return of your signed proxy, regardless of the number of shares you hold, will assist ArgentBank in reducing the expense of additional proxy solicitation. Your proxy may be revoked at any time prior to the vote at the Meeting by notice to the Cashier of ArgentBank or by execution and delivery of a later dated proxy. If you attend the Meeting you may, if you wish, revoke your proxy and vote in person on all matters brought before the Meeting.

                                  Very truly yours,



                                  Randall E. Howard
                                  President

                            ArgentBank
                       203 W. Second Street
                    Thibodaux, Louisiana 70301

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Notice is hereby given that a Special Meeting in Lieu of the Annual Meeting of Shareholders of ArgentBank, a Louisiana state nonmember bank association ("ArgentBank") will be held at ArgentBank, 400 Green Street, Thibodaux, Louisiana, 70302, on
        ,       , 1997, at 3:00 p.m., local time (the "Meeting"):

    1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger, and related Bank Merger Agreement each dated November 20, 1996 (collectively, the "Merger Agreements") and the transactions contemplated thereby pursuant to which (a) Assumption Bank & Trust Company ("Assumption Bank") will merge with and into ArgentBank (the "Bank Merger") and (b) each outstanding share of Assumption Bancshares, Inc. ("ABI") the parent company of Assumption Bank, will be converted into the right to receive ArgentBank common stock or cash as more fully described in the attached Joint Proxy Statement/Offering Circular at the option of each ABI shareholder.

    2.   The election of Twenty directors.

    3.   The ratification of the selection of Deloitte & Touche
LLP as ArgentBank's independent auditors for 1997.

    4. The approval of four proposals, each to be voted on separately, to amend ArgentBank's Articles of Incorporation to be included in ArgentBank's Amended and Restated Articles of Incorporation (the "Articles"):

         (a) an amendment to the Articles to change the date of the annual shareholders meeting;

         (b) an amendment to the Articles to eliminate the requirement of shareholder approval of certain business combinations in which ArgentBank is the acquiror and surviving entity;

         (c) an amendment to the Articles to increase the number of authorized shares of common stock from 10,000,000 to 16,000,000; and

         (d) an amendment to the Articles to authorize Board meetings by teleconference.

    5. Such other business as may properly come before the Meeting (including any motion to adjourn to a later date to permit further solicitation of proxies if necessary) or before any adjournments thereof.

    A majority of the shares outstanding constitute a quorum.
The Bank Merger is more fully described in the Joint Proxy Statement/Offering Circular and the appendices thereto, including the Merger Agreements, accompanying this Notice. Only those
shareholders of record at the close of business on           ,
1997 will be entitled to notice of and to vote at the Meeting. Approval of the Merger Agreements and the Bank Merger requires the affirmative vote of a majority of the shareholders of ArgentBank common stock. The affirmative vote of the holders of a plurality of the outstanding shares of ArgentBank's common stock present at the Meeting is required for election of directors. The affirmative vote of the holders of two-thirds of the voting power present at the Meeting is required for the approval of Proposals (a), (c) and (d) as amendments to the Articles. The affirmative vote of seventy five percent (75%) of the voting power of all outstanding and issued shares of ArgentBank common stock is required for the approval of proposal
(b) as an amendment to the Articles.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             William B. Gautreaux
                             Executive Vice President, CFO and
                             Cashier

Thibodaux, Louisiana
             , 1997

THE ARGENTBANK BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF ARGENTBANK COMMON STOCK VOTE FOR ITEMS 1, 2, 3 AND 4 ABOVE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTE AT THE SPECIAL MEETING BY NOTICE TO THE CASHIER OF ARGENTBANK OR BY EXECUTION AND DELIVERY OF A LATER DATED PROXY. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

            ARGENTBANK AND ASSUMPTION BANCSHARES, INC.

            REVISED PRELIMINARY JOINT PROXY STATEMENT


                  OFFERING CIRCULAR OF ARGENTBANK
          931,667 SHARES OF COMMON STOCK, $.10 PAR VALUE


    This Joint Proxy Statement/Offering Circular is being furnished to the shareholders of ArgentBank, a Louisiana state nonmember bank ("ArgentBank") in connection with the solicitation of proxies by the ArgentBank Board of Directors for use at the Special Meeting in Lieu of the Annual Meeting of ArgentBank shareholders (the "ArgentBank Meeting") to be held at 3:00 p.m.,
local time, on              , 1997 at ArgentBank, located at 400
Green Street, Thibodaux, Louisiana, and at any adjournments or postponements thereof. At the ArgentBank Meeting, holders of ArgentBank common stock (as defined below) will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Merger (the "Plan") and related Bank Merger Agreement (the "Bank Merger Agreement") each dated as of November 20,
1996.   The Plan also includes a related Company Merger Agreement
dated as of November 20, 1996 between Assumption Bancshares, Inc. ("ABI") and Assumption Bank & Trust company ("Assumption Bank"), a Louisiana state nonmember bank (the "Company Merger Agreement"), pursuant to which ABI will be merged with and into Assumption Bank (the "Company Merger"); (b) Assumption Bank will merge with and into ArgentBank (the "Bank Merger" and, together with the Company Merger, the "Mergers"); and (c) upon consummation of the Mergers each outstanding share of Assumption Bank common stock received in the Company Merger will be converted into the right to receive a certain number of shares of ArgentBank common stock or cash. At the ArgentBank Meeting, holders of ArgentBank common stock will also be asked to consider and vote upon the election of Directors to serve for the coming year, to ratify the selection of Deloitte & Touche, LLP as ArgentBank's independent auditors for 1997 and to approve certain amendments to the Amended and Restated Articles of Incorporation of ArgentBank.

    This Joint Proxy Statement/Offering Circular is also being furnished to the shareholders of ABI in connection with the solicitation of proxies by the ABI Board of Directors for use at the Special Meeting of ABI shareholders (the "ABI Meeting") to be
held at             a.m., local time, on             , 1997 at
ABI's executive corporate headquarters located at 110 Franklin Street, Napoleonville, Louisiana, and at any adjournments or postponements of the ABI Meeting. At the ABI Meeting, holders of shares of Common Stock of ABI, par value $5.00 per share ("ABI Common Stock"), will be asked to consider and vote upon a proposal to approve and adopt the Plan.

    ArgentBank has filed a Form F-5 with the Federal Deposit Insurance Corporation (the "Registration Statement") to register 931,667 shares of ArgentBank's common stock ("ArgentBank Common Stock"), under the Securities Act of 1933 (the "Securities Act") which is the maximum number of shares estimated to be issued in connection with the Bank Merger. The actual number of shares of ArgentBank Common Stock to be issued will be determined in accordance with the terms of the Plan described herein. This Joint Proxy Statement/Offering Circular also constitutes the Offering Circular of ArgentBank for use in connection with the offer and issuance of shares of ArgentBank Common Stock, $.10 par value per share, pursuant to the Bank Merger.

    This Joint Proxy Statement/Offering Circular and the
accompanying Proxy Cards are first being mailed to shareholders
of ArgentBank and ABI on or about               , 1997.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ARGENTBANK, ABI OR ASSUMPTION BANK. THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO PURCHASE NOR SHALL THERE BE ANY SALE OF THE SECURITIES OFFERED BY THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT WOULD BE UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION, OR SALE. NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR NOR ANY OFFER OR SALE MADE HEREUNDER NOR ANY DISTRIBUTION OF THE SECURITIES TO WHICH THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR RELATES SHALL, UNDER ANY CIRCUMSTANCES, IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF ARGENTBANK, ABI OR ASSUMPTION BANK SINCE THE DATE HEREOF.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") , THE STATE OF LOUISIANA OFFICE OF FINANCIAL INSTITUTIONS OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    THE SECURITIES OFFERED HEREBY ARE NOT DEPOSITS, SAVINGS
ACCOUNTS OR OTHER OBLIGATIONS OF A DEPOSITORY INSTITUTION AND ARE
NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.



    THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR IS DATED
          , 1997.

                      AVAILABLE INFORMATION

    ArgentBank and ABI are subject to the information requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Federal Deposit Insurance Corporation ("FDIC"), and the Securities and Exchange Commission ("SEC"), respectively. Copies of such reports, proxy statements and other information can be obtained, with respect to ArgentBank, at prescribed rates, from the FDIC's Offices at 550 17th Street N.W., Washington, D.C. 20428, or with respect to ABI from the SEC by addressing written requests for such copies to the Public Reference Section of the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. In addition, such reports, proxy statements and other information concerning ABI can be inspected at the public reference facilities referred to above and at the regional offices of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 300 West Madison Street, Suite 1400, Chicago, Illinois 60661. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically, including ABI, with the SEC at http://www.sec.gov.

    ALL INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR RELATING TO ARGENTBANK HAS BEEN SUPPLIED BY ARGENTBANK, AND ALL INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR RELATING TO ABI AND ASSUMPTION BANK HAS BEEN SUPPLIED BY ABI AND ASSUMPTION BANK.

                        TABLE OF CONTENTS
                            [OMITTED]
                                                             Page

                             SUMMARY

    THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR. THE SUMMARY DOES NOT CONTAIN A COMPLETE DESCRIPTION OF THE MERGER AGREEMENTS, A COPY OF WHICH IS ATTACHED HERETO AS APPENDIX A, OR THE MERGERS. THE SUMMARY IS NECESSARILY INCOMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO DETAILED INFORMATION CONTAINED ELSEWHERE HEREIN, THE APPENDICES HERETO (WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE) AND THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE. SHAREHOLDERS ARE URGED TO READ CAREFULLY ALL SUCH MATERIAL.

THE PARTIES

    ASSUMPTION BANCSHARES, INC. Assumption Bancshares, Inc. ("ABI"), a Louisiana corporation, was organized on March 4, 1984 and is a bank holding company registered under the Bank Holding Company Act of 1956, as amended. At December 31, 1996, ABI had total consolidated assets of approximately $112 million and shareholders' equity of approximately $9.8 million. ABI is domiciled in Napoleonville, Louisiana and its principal executive offices are located at 110 Franklin Street, Napoleonville, Louisiana 70390 and its telephone number is (504) 369-7269. See "CERTAIN INFORMATION CONCERNING ABI AND ASSUMPTION BANK."

    ASSUMPTION BANK & TRUST COMPANY. Assumption Bank and Trust Company ("Assumption Bank"), a Louisiana state nonmember bank, was organized on December 18, 1933. Assumption Bank's deposits are insured by the FDIC. At December 31, 1996, Assumption Bank had total assets of approximately $112 million, total deposits of approximately $101 million and total shareholders' equity of approximately $9.8 million. Assumption Bank is domiciled in Napoleonville, Louisiana and its principal executive office is located at 110 Franklin Street, Napoleonville, Louisiana 70390 and its telephone number is (504) 369-7269. Assumption currently operates three full service facilities throughout Assumption Parish and one additional branch in LaPlace, St. John the Baptist Parish, Louisiana. See "CERTAIN INFORMATION CONCERNING ABI AND ASSUMPTION BANK."

    ARGENTBANK. ArgentBank ("ArgentBank") is a Louisiana state nonmember bank organized on February 26, 1929 and headquartered in Thibodaux, Louisiana. At December 31, 1996, ArgentBank had total assets of approximately $590 million and total shareholders equity of approximately $68 million. ArgentBank operates a total of 16 banking offices, one stand alone automated teller machine, one drive-up facility and one cash dispenser. See "CERTAIN INFORMATION CONCERNING ARGENTBANK."

MEETINGS OF SHAREHOLDERS

DATE, TIME, PLACE, RECORD DATES, OUTSTANDING SHARES

    ABI. A special meeting of the shareholders of ABI will be held at the offices of Assumption Bank, 110 Franklin Street,
Napoleonville, Louisiana, on                , 1997 at
  p.m., local time (the "ABI Meeting"). Only record holders of common stock, $5.00 par value, of ABI ("ABI Common Stock") on
          , 1997 (the "ABI Record Date") are entitled to notice of and to vote at the ABI Meeting. On the ABI Record Date, there were 160,000 shares of ABI Common Stock outstanding, each of which will be entitled to one vote on each matter to be acted on.

    ARGENTBANK. A special meeting in lieu of the annual meeting of the shareholders of ArgentBank will be held at the offices of ArgentBank, 400 Green Street, Thibodaux, Louisiana, on
 ,           , 1997 at 3:00 p.m., local time (the "ArgentBank
Meeting").  Only record holders of common stock, $0.10 par value,
of ArgentBank ("ArgentBank Common Stock") on               , 1997
(the "ArgentBank Record Date") are entitled to notice of and to vote at the ArgentBank Meeting. On the ArgentBank Record Date, there were 5,863,668 shares of ArgentBank Common Stock outstanding, each of which will be entitled to one vote on each matter to be acted on.

PURPOSES OF THE MEETINGS

    ABI MEETING. At the ABI Meeting shareholders of record of ABI on the ABI Record Date will be asked to consider and vote upon a proposal to approve the Plan and related Company Merger Agreement and Bank Merger Agreement (collectively, the "Merger Agreements"), a copy of which is attached to this Joint Proxy Statement/Offering Circular.

    ARGENTBANK MEETING. At the ArgentBank Meeting shareholders of record of ArgentBank on the ArgentBank Record Date will be asked to consider and vote upon a proposal to approve the Plan and the Bank Merger Agreement; the election of twenty directors to serve for the coming year; the ratification of the selection of Deloitte & Touche LLP as ArgentBank's independent external Auditors for 1997 (the "Auditors"); and the approval of certain amendments to ArgentBank's Amended and Restated Articles of Incorporation (the "Articles").

QUORUM AND VOTES REQUIRED

    ABI. Approval of the Merger Agreements will require the affirmative vote of the holders of at least two-thirds of the shares of ABI Common Stock present in person or by proxy, at the ABI Meeting. Each shareholder of ABI Common Stock is entitled to one vote for each share owned by him. The required quorum for the transaction of business at the ABI meeting is a majority of the total shares of ABI Common Stock issued and outstanding on the ABI Record Date. As of the ABI Record Date, directors and executive officers of ABI and their affiliates were the
beneficial owners of approximately                   percent of
the outstanding ABI Common Stock entitled to vote at the ABI Meeting. Approval of the Plan requires the affirmative vote of two-thirds of the voting power present at the ABI Meeting. It is a condition to consummation of the Mergers that a majority of the
ABI directors (all of whom hold in the aggregate      shares of
ABI Common Stock) vote their shares in favor of the Merger Agreements. See "THE ABI MEETING -- Shares Entitled to Vote; Quorum." ABI as the sole shareholder of Assumption Bank has approved the Bank Merger Agreement.

     ARGENTBANK. Approval of the Bank Merger Agreement will require a simple majority vote of the shareholders of ArgentBank. The affirmative vote of the holders of a plurality of the outstanding shares of ArgentBank's Common Stock present at the meeting is required for election of directors. The affirmative vote of the holders of two-thirds of the voting power present is required for the approval of proposals (a), (c) and (d) as amendments to the Articles. The affirmative vote of seventy five percent (75%) of the voting power of all outstanding and issued shares of ArgentBank Common Stock is required for the approval of proposal (b) as an amendment to the Articles. The required quorum for the transaction of business at the ArgentBank Meeting is a majority of the outstanding capital stock on the ArgentBank Record Date. Each shareholder of ArgentBank Common Stock is entitled to one vote for each share owned by him. See "THE ARGENTBANK MEETING -- Shares Entitled to Vote; Quorum."

FAIRNESS OPINIONS

    ABI. The Board of Directors of ABI has received the written opinion of Chaffe & Associates, Inc. ("Chaffe"), ABI's financial advisor, that based upon and subject to the procedures, matters and limitations described in its opinion and such other matters as it considers relevant as of the date of its opinion, the consideration to be received by ABI shareholders in the Mergers is fair, from a financial point of view, to ABI's shareholders. The opinion of Chaffe is attached hereto as Appendix D and should be read in its entirety. See "THE MERGERS -- Opinions of Financial Advisors."

    ARGENTBANK. The Board of Directors of ArgentBank has received the written opinion of Chase Securities Inc. ("Chase"), ArgentBank's financial advisor, that based upon and subject to the procedures, matters and limitations described in its opinion and such other matters as it considers relevant as of the date of its opinion, the purchase price is fair, from a financial point of view, to ArgentBank's shareholders. The opinion of Chase is attached hereto as Appendix E and should be read in its entirety. See "THE MERGERS -- Opinions of Financial Advisors."

REASONS FOR THE MERGERS

    ABI AND ASSUMPTION BANK. The Boards of Directors of ABI and Assumption Bank believe that the approval of the Plan is in the best interests of ABI, Assumption Bank and their respective shareholders because it would permit ABI shareholders to exchange on favorable terms their ownership interest in ABI for ownership in a multi-parish regional bank. In reaching their decision, the Boards considered a number of factors, including the consideration to be paid to its shareholders, the financial terms of the Plan, the outlook for Assumption Bank in the financial institutions industry, the opportunity to provide liquidity to the ABI's shareholders, the parties' respective earnings and dividend records, financial conditions, historical stock prices and management, and the position of Assumption Bank in the financial institutions' industry. See "THE MERGERS -- Reasons for the Mergers."

    ARGENTBANK. The Board of Directors of ArgentBank believes the Bank Merger is in the best interests of ArgentBank and its shareholders because it will provide ArgentBank with the opportunity to expand with additional branch locations, some of which are within an area that ArgentBank currently has a very small deposit base, and because of Assumption Bank's steady profitability in recent years and strong customer base.

RECOMMENDATIONS OF BOARDS OF DIRECTORS

    ABI AND ASSUMPTION BANK.   The Boards of Directors of ABI
and Assumption Bank have unanimously approved the Merger
Agreements and unanimously recommend that its shareholders vote
FOR approval of the Merger Agreements.

    ARGENTBANK. The Board of Directors of ArgentBank has unanimously approved the Merger Agreements and unanimously recommends that its shareholders vote FOR approval of the Merger
Agreements, the twenty directors as nominated, the ratification of the selection of Auditors, and the four proposed amendments to the Articles.

THE PLAN OF MERGER AND RELATED MATTERS

GENERAL; CONVERSION OF ABI AND ASSUMPTION BANK STOCK; EXCHANGE
RATIO

    Pursuant to the Merger Agreements, ABI will be merged into Assumption Bank (the "Company Merger"), and immediately thereafter, Assumption Bank will be merged into ArgentBank (the "Bank Merger" and collectively with the Company Merger, the "Mergers"). Upon consummation of the Mergers, each then outstanding share of ABI Common Stock will be converted into one share of Assumption Bank Common Stock, each of which (other than the Assumption Bank Common Stock owned by ABI) will then be converted into the right to receive either (a) $134.375 in cash or (b) a number of shares of ArgentBank Common Stock, or a combination of both, subject to certain allocation restrictions and procedures discussed below. Depending upon these allocation restrictions, a shareholder may be required to accept a combination of cash and ArgentBank Stock even though such shareholder had elected to receive only cash or only ArgentBank Common Stock. See "Allocation Restrictions and Procedures" below and "THE MERGERS -- Allocation Restrictions and Procedures".

    The number of shares of ArgentBank Common Stock to be received in the Mergers will be equal to (i) $21.5 million divided by the Average Market Price (as defined below) of a share of ArgentBank Common Stock divided by (ii) the number of outstanding shares of Assumption Bank Common Stock received in the Company Merger on the Effective Date (as defined below), provided that the maximum amount of cash that will be paid upon consummation of the Mergers is $10,535,000 and the minimum amount of cash that will be paid upon consummation of the Mergers is $7,525,000; provided further that holders of 15 or fewer shares of Assumption Bank Common Stock received in the Company Merger ("De-minimus Shares") and ABI shareholders who perfect dissenters rights will be deemed to have elected to receive only cash for their shares.

    The "Average Market Price" is defined as the average of the closing sale prices of a shares of ArgentBank Common Stock reported on the American Stock Exchange for the 40 trading days preceding the fifth trading day immediately prior to the Effective Date.

    If an ABI stockholder elects to receive only ArgentBank Common Stock for his Assumption Bank Common Stock, he will receive approximately 5-8 shares of ArgentBank Common Stock for each share of Assumption Bank Common Stock. The table below sets forth examples of this exchange ratio, assuming the Average Market Price of ArgentBank Common Stock is as specified below. The table assumes that 160,000 shares of Assumption Bank Common Stock are outstanding on the Effective Date (which was the number of shares outstanding on the date of this Joint Proxy Statement/Offering Circular).

    Assumed Average Market Price       Number of ArgentBank
    of ArgentBank Common Stock         Shares Per
                                       Assumption Bank Share

         $23.00                             5.8424
         $22.00                             6.1080
         $21.00                             6.3988
         $20.00                             6.7188
         $19.00                             7.0724
         $18.00                             7.4653
         $17.00                             7.9044
         $16.00                             8.3984
         $15.00                             8.9583

    On April     , 1997, the Average Market Price of a share of
ArgentBank Common Stock was $      .

    Due to fluctuations in the trading prices of ArgentBank Common Stock, the actual number of shares to be received by ABI shareholders cannot currently be determined. In as much as the exchange ratio is based on the Average Market Price of ArgentBank Common Stock as defined in the Plan, the actual market value of ArgentBank Common Stock to be received by a holder of Assumption Bank Common Stock may be more or less than the cash payment that the holder could elect to receive for his shares of Assumption Bank Common Stock.

ALLOCATION RESTRICTIONS AND PROCEDURES

    Each currently outstanding share of ArgentBank Common Stock will remain outstanding and unchanged following the Mergers. Moreover, as stated above, under the terms of the Plan, the amount of cash that will be paid by ArgentBank upon consummation of the Mergers is limited to a maximum of $10,535,000 (the "Available Cash"), and a minimum of $7,525,000, which means that the maximum number of shares of ArgentBank Common Stock (the "Available Shares") that ArgentBank will issue upon consummation of the Merger will have an aggregate value of $13,975,000. The exact number of Available Shares will depend on the Average Market Price of a share of ArgentBank Common Stock, but assuming an Average Market Price for the ArgentBank Common Stock of $19.00, the Available Shares would equal 735,530 shares.

    If holders of ABI Common Stock elect to receive in the aggregate cash in excess of the Available Cash stated above, the Available Cash left after paying fractional shares, dissenting shares and de minimus shares will be allocated pro rata among those ABI shareholders electing to receive cash and the amount in excess of each such holder's pro rata share will be paid in ArgentBank Common Stock using the same exchange ratio as set forth above. Conversely, if the holders of ABI Common Stock elect to receive in the aggregate shares of ArgentBank Common Stock in excess of the Available Shares stated above, the Available Shares will be allocated pro rata among those ABI shareholders electing to receive stock and the amount in excess of each such holder's pro rata share will be paid in cash.

    Under the terms of the Plan, ABI and Assumption Bank have the right to terminate the Mergers if the Average Market Price of ArgentBank Common Stock exceeds $23 per share and ArgentBank has the right to terminate the Mergers if the Average Market Price of ArgentBank Common Stock is less than $15 per share. Therefore, the minimum and maximum number of shares of ArgentBank Common Stock that may be issued upon consummation of the Mergers is 476,739 and 931,667 shares, respectively, representing approximately 7.5% and 13.7% of the total post-Merger outstanding shares of ArgentBank Common Stock, respectively.

ELECTION PROCEDURES AND EXCHANGE OF CERTIFICATES

    Prior to or promptly after the Effective Date, SunTrust
Bank, Atlanta, Georgia, as the exchange agent, will mail an election form and other appropriate transmittal materials to each holder of record of ABI Common Stock permitting such holder (or in the case of nominee record holders, the beneficial owner through proper instructions and documentation) to elect to receive the number of shares of ArgentBank Common Stock and/or cash payments as such holder desires.

    No certificates or script representing fractional shares of ArgentBank Common Stock will be issued upon the surrender for exchange of certificates for ABI Common Stock. In lieu of the issuance of any fractional share of ArgentBank Common Stock each such holder of ABI Common Stock will be entitled to receive an amount in cash (without interest) equal to such fractional share multiplied by the Average Market Price.

    ABI Shareholders are requested not to send in their stock certificates until they have received a letter of transmittal and further written instructions.

REGULATORY APPROVALS AND OTHER CONDITIONS TO THE MERGERS

    The Mergers are subject to approval by the Federal Deposit Insurance Corporation ("FDIC") and the Louisiana Office of Financial Institutions ("OFI"). The merger applications relating to the respective Mergers have been accepted for processing by the FDIC and the OFI. There can be no assurance that such approvals will be given, or will be given without unacceptable conditions. In addition, there can be no assurance as to when such approvals will be given, if given. In addition to approval by the ArgentBank and ABI shareholders, consummation of the Mergers is also subject to a number of conditions included in the Plan. See "THE MERGERS -- Regulatory Approvals and Other Conditions to the Bank Merger."

    Each of the Bank Merger and the Company Merger will become effective on the date the OFI issues a Certificate of Merger and following the satisfaction or waiver of all conditions set forth in the Plan (the "Effective Date"). It is the intent of the parties that the Company Merger will be effected immediately prior to the Bank Merger.

TERMINATION

    Among other reasons, the Plan may be terminated, at any time on or prior to the Effective Date as follows: by mutual consent of the parties; by either ArgentBank or ABI, if the Mergers have not occurred by June 30, 1997; by ArgentBank, ABI or Assumption Bank, if the Merger Agreements are not approved by the required vote of shareholders of ABI or ArgentBank; by ABI or Assumption Bank, if the Average Market Price of ArgentBank Common Stock on the Effective Date exceeds $23.00; by ArgentBank, if the Average Market Price of ArgentBank Common Stock on the Effective Date is less than $15.00 or in the event there are dissenting shareholders who hold more than ten percent (10%) of the shares of ABI Common Stock; or by ABI's Board of Directors if necessary to fulfill its fiduciary duties to ABI based upon the advice of counsel upon payment of certain expenses.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Mergers is conditioned upon receipt of an opinion of counsel substantially to the effect that the
Mergers will be treated, for federal income tax purposes, as tax-free reorganizations, with the result that, no gain or loss will be recognized by: (1) ABI or Assumption Bank, (2) holders of ABI Common Stock who exchange all of their ABI Common Stock solely for Assumption Bank Common Stock pursuant to the Company Merger, or (3) holders of Assumption Bank Common Stock who exchange all of their Assumption Bank Common Stock solely for ArgentBank
Common Stock pursuant to the Bank Merger (except with respect to cash, if any, received in lieu of fractional shares); that those shareholders of Assumption Bank who receive cash and ArgentBank Common Stock could recognize gain, and that those Assumption Bank shareholders who receive solely cash in the Bank Merger could recognize gain, but in any event, such gain would not exceed the amount of cash received. If the exchange has the effect of the distribution of a dividend under federal income tax principles, then the amount of the gain recognized that is not in excess of the Assumption Bank shareholder's ratable share of undistributed earnings and profits will be treated as a dividend and taxed at ordinary income tax rates. The determination of whether the exchange has the effect of the distribution of a dividend must be made on a shareholder-by-shareholder basis.

    Because of the complexity of the tax laws, each shareholder should consult his tax advisor concerning the applicable federal, state and local income tax consequences of the Mergers. See
"MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS."

ACCOUNTING TREATMENT

    It is intended that the Mergers will qualify for purchase accounting treatment under general accepted accounting principles. Accordingly, the earnings of Assumption Bank will be combined with the earnings of ArgentBank from and after the Effective Date of the Bank Merger and any goodwill or other intangibles recorded in the transaction will be amortized through charges to income in future periods. See "THE MERGERS -- Accounting Treatment."

DISSENTERS' RIGHTS

    ABI. Under certain conditions, and by complying with the specific procedures required by statutes and described herein, ABI shareholders would have the right to dissent from the Company Merger, in which event, if the Company Merger is consummated, they may be entitled to receive in cash the fair value of their shares of ABI Common Stock. See "DISSENTERS' RIGHTS -- ABI Shareholders."

    ARGENTBANK. Under Louisiana Banking Laws ArgentBank shareholders are not entitled to appraisal rights in connection with the Bank Merger. See "DISSENTERS' RIGHTS -- ArgentBank
Shareholders."

INTERESTS OF CERTAIN PERSONS

    ABI. The executive officers and members of the Boards of Directors of ABI and Assumption Bank have interests in the Mergers that are in addition to their interests as shareholders of ABI generally. Those interests include, among others, severance and other employee benefits to be received by employees of Assumption Bank; ArgentBank's agreement to appoint one of ABI's directors to ArgentBank's Board of Directors upon consummation of the Mergers; the continued employment of Harold
F. Templet by ArgentBank after the Effective Date of the Mergers and the indemnification of directors and officers of ABI and Assumption Bank and continuation of directors and officers liability insurance by ArgentBank. See "THE MERGERS -- Interests of Certain Persons."

RECENT STOCK PRICES AND DIVIDENDS

    ABI. The primary market area for the ABI Common Stock is the Assumption Parish area. There is no established trading market for the ABI Common Stock. The limited number of transactions that have come to the attention of ABI's management during the past two years have occurred at prices ranging from $27 to $42 per share. No assurance can be given that this range of prices per share represents the actual market value of ABI's Common Stock. In each of 1996 and 1995 ABI declared annual dividends of $2.60 per share.

    ARGENTBANK. The table below presents the high and low sales prices and dividend information of ArgentBank. Prior to February 21, 1997 ArgentBank's Common Stock was traded on the NASDAQ Stock Market System under the trading symbol "ARGT". Beginning on February 21, 1997 ArgentBank's Common Stock is currently traded on the American Stock Exchange under the trading symbol "AGB." On October 17, 1995, the ArgentBank Board of Directors declared a two-for-one stock split to shareholders of record on October 31, 1995.

Market Values & Dividends            High         Low            Cash
                                                                Dividend

1996:
For Quarter Ended:
March 31                             $24.50       $20.25          $ .13
June 30                               22.00        18.50            .13
September 30                          21.00        17.25            .13
December 31                           19.00        17.25            .13
                                                                   ----
                                                                  $ .52
                                                                  =====
1995:
For Quarter Ended:
March 31                              $13.88      $12.38           $.11
June 30                                19.13       13.88            .11
September 30                           22.50       18.13            .13
December 31                            25.00       20.50            .13
                                                                  -----
                                                                  $ .48
                                                                  =====

     The parties entered into the Merger Agreement as of November 20, 1996. On November 20, 1996 the reported closing
sales price of ArgentBank Common Stock was $            .  On
         , 1997, [1 day prior to date of proxy materials] the
reported closing sales price was $       . On November 20, 1996,
ArgentBank's 5,863,688 outstanding shares of common stock were owned by 2,743 shareholders of record.

SELECTED FINANCIAL DATA

     The following selected financial data for ABI and ArgentBank has been derived from the consolidated financial statements of ABI and ArgentBank. The information set forth below should be read in conjunction with the consolidated financial statements of ABI and ArgentBank included elsewhere herein.

ABI SELECTED FINANCIAL DATA

                                                   FISCAL YEARS ENDING DECEMBER 31
                                              1996       1995              1994                1993          1992
                                 ------------------------------------------------------------------------------------

                                           (in thousands except per share data)

AT YEAR END:
Total assets                               $111,802     109,108           106,426             105,843        107,728
                                           ========     =======           =======             =======        =======
Total securities                           $ 34,094      37,365            42,676              48,669         45,142
                                           ========     =======           =======             =======        =======
Total loans                                $ 60,831      57,086            50,576              43,559         42,889
                                           ========     =======           =======             =======        =======
FOR THE YEAR ENDED DECEMBER 31:
Interest income:
  Interest and fees on loans                $ 5,510       4,819             4,259               4,169          4,520
   Interest on securities                     2,176       2,510             2,668               3,008          3,554
   Other                                        250         170               151                 164            153
                                           --------     -------           -------             -------        -------
     Total interest income                    7,936       7,499             7,078               7,341          8,227

 Interest expense                             3,211       3,125             2,569               2,832          3,601
                                           --------     -------           -------              -------        -------
     Net interest income                      4,725       4,374             4,509               4,509          4,626

Provision for possible loan losses               36         l36                60                 321            446
                                           --------     -------           -------              -------        -------
     Net interest income after
     provision for possible loan
       losses                                 4,689       4,238             4,449               4,188          4,180
                                           --------     -------           -------             -------        -------
Other income                                    587         637               531                 662            330
Other expenses                                3,723       3,582             3,539               3,241          3,101
                                           --------     -------           -------             -------        -------
Income before income taxes                    1,553       1,293             1,441               1,609          1,409

Income tax expense                              420         216               275                 496            432
                                           --------     -------           -------             -------        -------
  Income before cumulative effect
  of change in accounting principle           1,133       1,077             1,166               1,113            977

Cumulative effect of change in
  accounting                                    -           -                 -                    54            -
  for income taxes                         --------     -------           -------             -------        -------

     NET INCOME                             $ 1,133       1,077             1,166               1,167            977
                                           ========     =======           =======             =======        =======
PER SHARE DATA:
Income before cumulative effect
  of change in accounting
  principle                                  $ 7.08        6.73              7.29                6.95           6.11
                                           ========     =======           =======             =======        =======
Cumulative effect of change
  in accounting for income taxes               -            -                 -                   .34            -
                                           ========     =======           =======             =======        =======
Net income                                   $ 7.08        6.73              7.29                7.29           6.11
                                           ========     =======           =======             =======        =======
Dividends declared                            $2.60        2.60              2.25                2.50           1.75
                                           ========     =======           =======             =======        =======
Number of shares
  used in computations                      160,000     160,000           160,000             160,000        160,000
                                           ========     =======           =======             =======        =======

ARGENTBANK SELECTED FINANCIAL DATA

                                                   FISCAL YEARS ENDING DECEMBER 31
                                              1996       1995              1994               1993                 1992
                                 ----------------------------------------------------------------------------------------

                                           (in thousands except per share data)

AT YEAR END:
Total assets                               $589,954    $562,087          $549,177            $545,133            $542,853
Total deposits                              516,488     490,168           486,923             488,514             491,922
Loans, net                                  335,286     277,926           219,803             186,780             178,696
Total securities                            192,659     233,312           278,337             312,371             308,931
Total equity                                 67,663      66,503            59,022              54,083              47,905
Total cash dividends paid                     3,070       2,837             2,211               1,352               1,001


FOR THE YEAR ENDED DECEMBER 31:
Interest income                             $41,292     $38,169           $34,681             $36,376             $41,266
Interest expense                             16,843      14,834            11,888              11,875              17,005
Net interest income                          24,449      23,335            22,793              24,501              24,261
Provision for loan losses(1)                  (300)     (1,000)           (2,091)               1,870               5,390
Non-interest income                           3,186       3,191             3,118               3,125               2,781
Non-interest expense                         16,613      15,736            16,280              15,251              13,583
                                            -------     -------           -------             -------             -------
Income before provision for taxes            11,322      11,790            11,722              10,505               8,069
Provisions for income taxes                   3,584       3,716             3,720               2,975               2,467
                                            -------     -------           -------             -------             -------
Net income                                   $7,738     $ 8,074           $ 8,002             $ 7,530             $ 5,602
                                            =======     =======           =======             =======             =======
PER SHARE INFORMATION:
Shares outstanding                        5,863,668   5,975,464         5,975,464           5,975,464           5,975,464
Number of shareholders                        2,862       2,645             2,512               2,470               2,425
Earnings per share                             1.31        1.35              1.34                1.26                 .94
Dividends per share                             .52         .48               .37                 .23                 .17
Book value per share                          11.53       11.13              9.88                9.05                8.02

KEY RATIOS:
Return on average total assets                1.35%       1.49%             1.47%               1.41%               1.04%
Return on Shareholders' equity               11.75%      12.94%            13.97%              13.92%              11.69%
Equity to total assets (excluding
  market fluctuations)                       11.46%      11.61%            10.89%               9.92%               8.82%

Note: All shares and per-share figures give effect to the two-for-one stock split effective October 31, 1995 and the four-for-one stock split effective August 13, 1993.

(1) For years 1994, 1995 and 1996 reflected negative provision for loan losses due to favorable net chargeoffs.

COMPARATIVE PER SHARE DATA

     The following table presents certain information for ArgentBank and ABI on a historical, unaudited pro forma combined and unaudited pro forma equivalent basis. The unaudited pro forma combined information is based upon the historical financial condition and results of operations of ArgentBank and ABI and adjustments directly attributable to the Plan based on estimates derived from information currently available. This information does not purport to be indicative of the results that would actually have been obtained if the Mergers had been consummated on the date or for the periods indicated below, or the results that may be obtained in the future. The actual amounts may be more or less than that shown. See "THE MERGERS -- Exchange Ratio". ArgentBank expects to account for the Bank Merger using the purchase method of accounting applied in accordance with generally accepted accounting principles. Accordingly, the earnings of Assumption Bank will be combined with the earnings of ArgentBank from and after the Effective Date of the Bank Merger and any goodwill or other intangibles recorded in the transaction will be amortized through charges to income in future periods. See "THE MERGERS -- Accounting Treatment."

                                                   Pro Forma    Assumption
                               ArgentBank  ABI     Combined(1) Equivalent(2)

Earnings per common share:
     Year ended December 31,
     1996                            $1.31    $7.08      $1.21        $8.56
Dividends declared per common
     share:  Year ended
     December 31, 1996               $0.52    $2.60      $0.52        $3.68
Book value per common share:
     As of December 31, 1996        $11.53   $61.47     $12.29       $86.92


(1) Assumes an Average Market Price of ArgentBank Common Stock of
$19.00, and the issuance of 735,530                  shares of
ArgentBank to effect the merger.
(2) The Assumption Equivalent is calculated by multiplying the amount in the pro forma combined column by an exchange ratio of 7.0724.

                      THE ARGENTBANK MEETING

GENERAL

     This Joint Proxy Statement/Offering Circular is being
furnished on or about        , 1997 to the shareholders of
ArgentBank ("ArgentBank") in connection with the solicitation of proxies on behalf of the Board of Directors of ArgentBank (the "ArgentBank Board") for use at a special meeting (the "ArgentBank Meeting"), to be held at the offices of ArgentBank, 400 Green
Street, Thibodaux, Louisiana, 70302, on               ,
    , 1997, at 3:00 p.m., local time, and at any adjournment thereof. A Notice of Special Meeting for ArgentBank is attached hereto and a proxy card relating to the ArgentBank Meeting accompanies this Joint Proxy Statement/Offering Circular.

     The purpose of the ArgentBank Meeting is to consider and vote upon four matters: (i) a proposal to approve and adopt an Agreement and Plan of Merger, and related Bank Merger Agreement (collectively, the "Merger Agreements") pursuant to which Assumption Bancshares, Inc. ("ABI") and its wholly-owned subsidiary Assumption Bank & Trust Company ("Assumption Bank") will be merged with and into ArgentBank; (ii) the election of twenty directors to serve for the coming year; (iii) the ratification of the selection of Deloitte & Touche LLP as ArgentBank's independent external auditors for 1997; and (iv) a proposal to approve four amendments to the Articles of Incorporation of ArgentBank (the "Articles").

SHARES ENTITLED TO VOTE; QUORUM

     The Board of Directors of ArgentBank has fixed the close of
business on            , 1997, as the record date (the ArgentBank
Record Date") for the determination of ArgentBank shareholders entitled to notice of and to vote at the ArgentBank Meeting. As of the ArgentBank Record Date, there were 5,863,668 shares of ArgentBank common stock, $.10 par value ("ArgentBank Common Stock") outstanding. Each share of ArgentBank Common Stock is entitled to one vote on all matters to come before the ArgentBank Meeting.

     With respect to all matters to come before the ArgentBank Meeting, the presence at the ArgentBank Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of ArgentBank Common Stock is necessary to constitute a quorum.

VOTING OF PROXIES; VOTES REQUIRED

     The accompanying ArgentBank proxy card is solicited on behalf of the ArgentBank Board. Shareholders are requested to complete, date, sign and return the proxy in the accompanying envelope. All properly executed, returned and unrevoked proxies will be voted in accordance with the instructions indicated thereon. Executed but unmarked proxies will be voted FOR each of the Proposals listed therein. The ArgentBank Board does not presently intend to bring any other business before the ArgentBank meeting other than the specific proposals referred to in this Joint Proxy Statement/Offering Circular and specified in the Notice of the ArgentBank Meeting. As to any business that may properly come before the ArgentBank Meeting, including any motion made for adjournment of the ArgentBank Meeting, the proxies will vote in their discretion. An ArgentBank shareholder who has given a proxy may revoke it at any time before it is exercised at the ArgentBank Meeting by (i) filing a written notice of revocation with, or delivering a duly executed proxy bearing a later date to William B. Gautreaux, CFO and Cashier or
(ii) by attending the ArgentBank Meeting and voting in person (although attendance at the ArgentBank Meeting will not, by itself, revoke a proxy).

     The approval of the Bank Merger requires the approval by a majority vote of the shareholders of ArgentBank. The approval by two-thirds of the voting power present at the ArgentBank Meeting is required to approve the amendments to the Articles related to changing the annual meeting date, increasing the number of authorized shares of ArgentBank Common Stock to 16,000,000, and authorizing the Board or its committees to participate in and hold meetings by means of conference telephone or other similar means of communication, and a seventy-five percent (75%) vote of the issued and outstanding shares of ArgentBank Common Stock is required to approve the amendment to the Articles relating to shareholder approval of certain business combinations.

ABSTENTIONS; BROKER NON-VOTES

     If an executed ArgentBank proxy is returned and the shareholder has specifically abstained from voting on any matter the shares represented by such proxy will be considered present at the ArgentBank Meeting for purposes of determining a quorum.
If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the ArgentBank Meeting for purposes of determining a quorum. Because the required vote of the ArgentBank shareholders is based upon the number of outstanding shares for approval of the Bank Merger and for the Articles Amendment relating to business combinations rather than upon the shares actually voted, the failure by the holder of any such shares to submit a proxy or to vote in person at the ArgentBank Meeting (including abstentions and "broker non-votes") will have the same effect as a vote against approval of the Merger Agreements. Because the required vote for the other Articles Amendments is based upon the voting power present at the Meeting, the failure by the holder of any such shares to submit a proxy or to vote in person at the ArgentBank Meeting (including abstentions and "broker non-votes") will have the same effect as a vote against approval of the other Articles Amendments and the Articles Amendment relating to business combinations.

SOLICITATION OF PROXIES AND EXPENSES

     The cost of soliciting these proxies, including any and all professional fees paid to attorneys and accountants in connection with the preparation and filing with the Federal Deposit Insurance Corporation and the Securities and Exchange Commission of this Joint Proxy Statement/Offering Circular and other proxy materials, and the cost of printing and mailing these proxy materials, will be borne by ArgentBank. In addition to the use of the mails, proxies may be solicited personally, by telephone, telecopier, or telegram by directors, officers and employees of ArgentBank. Such officers, directors and employees will continue to receive any compensation from ArgentBank to which they are entitled by virtue of their employment or status as an officer or director, but will not receive any additional fee, compensation, or other remuneration for soliciting proxies in connection with the ArgentBank Meeting.

                         THE ABI MEETING

GENERAL

     This Joint Proxy Statement/Offering Circular is being
furnished on or about             , 1997 to the shareholders of
ABI common stock ("ABI Common Stock") in connection with the solicitation of proxies on behalf of the Board of Directors of
ABI (the "ABI Board") for use at the ABI special meeting (the "ABI Meeting"), to be held at the offices of Assumption Bank, 110 Franklin Street, Napoleonville, Louisiana, 70390-0398, on
       , 1997, at         ,    .a.m. local time, and at any
adjournment thereof. A Notice of Special Meeting for ABI is attached hereto and a proxy card relating to the ABI Meeting accompanies this Joint Proxy Statement/Offering Circular.

     The purpose of the ABI Meeting is to consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger (the "Plan"), and related Company Merger Agreement and Bank Merger Agreement (collectively, the "Merger Agreements") pursuant to which, ABI would merge with and into Assumption Bank, Assumption Bank would then immediately merge with and into ArgentBank (collectively, the "Mergers"), and upon consummation of the Mergers, each share of ABI common stock, par value $5.00, outstanding (the "ABI Common Stock") would be converted into the right to receive shares of ArgentBank Common Stock or cash, as more fully described in the Plan.

SHARES ENTITLED TO VOTE; QUORUM

     The Board of Directors of ABI has fixed the close of
business on              , 1997, as the record date (the "ABI
Record Date") for the determination of ABI shareholders entitled to notice of and to vote at the ABI Meeting. As of the ABI Record Date, there were 160,000 shares of ABI Common Stock outstanding. Each share of ABI Common Stock is entitled to one vote on all matters to come before the ABI Meeting.

     With respect to all matters to come before the ABI Meetings, the presence at the ABI Meeting, in person or by proxy, of the holders of a majority of the total voting power of ABI Common
Stock is necessary to constitute a quorum.

VOTING OF PROXIES; VOTES REQUIRED

     The accompanying ABI proxy card is solicited on behalf of the ABI Board. Shareholders are requested to complete, date, sign and return the proxy in the accompanying postage-paid envelope. All properly executed, returned and unrevoked proxies will be voted at the ABI Meeting in accordance with the instructions indicated thereon, or, if no instructions are indicated, will be voted FOR the approval of the Plan and, in the discretion of the proxy holders, as to any other matter which may properly come before the ABI Meeting or any adjournment or postponement thereof. The ABI Board does not presently intend to bring any other business before the ABI Meeting other than the specific proposals referred to in this Joint Proxy Statement/Offering Circular and specified in the Notice of the ABI Meeting. If a shareholder does not sign and return a proxy and specify on the proxy an instruction to vote against the Plan or if he abstains from voting on the Plan, he will not be able to exercise dissenter's rights with respect to the Plan unless he attends the ABI Meeting in person and votes against the Plan and gives written notice of his dissent from the Plan at or prior to the ABI Meeting. See "DISSENTERS RIGHTS -- ABI Shareholders."
An ABI shareholder who has given a proxy may revoke it at any time before it is exercised at the ABI Meeting by (i) filing a written notice of revocation with, or delivering a duly executed proxy bearing a later date to Harold R. Templet, Secretary and Treasurer, or (ii) by attending the ABI Meeting and voting in person (although attendance at the ABI Meeting will not, by itself, revoke a proxy).

     Approval of the Plan requires the affirmative vote of
two-thirds of the voting power present at the ABI Meeting. It is a condition to consummation of the Mergers that a majority of the
ABI directors (all of whom hold in the aggregate      shares of
ABI Common Stock) vote their shares in favor of the Plan.

ABSTENTIONS; BROKER NON-VOTES

     If an executed ABI proxy is returned and the shareholder has specifically abstained from voting on any matter, the shares represented by such proxy will be considered present at the ABI Meeting for purposes of determining a quorum and with respect to the proposal. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters (a "broker non-vote"), such shares will be considered present at the ABI Meeting for purposes of determining a quorum but will not be considered as present with respect to the proposal. Therefore, because approval of the Plan requires a vote of 2/3 of the voting power present at the ABI Meeting, abstentions will have the effect of a vote against the Plan but a broker non-vote will have no effect on the outcome of the vote. An abstention will also cause a shareholder otherwise entitled to dissenters rights to forfeit any claim to such rights.

SOLICITATION OF PROXIES AND EXPENSES

     The cost of soliciting these proxies, including any and all professional fees paid to attorneys and accountants in connection with the preparation and filing with the Federal Deposit Insurance Corporation and the SEC of this Joint Proxy Statement/Offering Circular and other proxy materials, and the cost of printing and mailing these proxy materials, will be borne by ABI. In addition to the use of the mails, proxies may be solicited personally, by telephone, telecopier, or telegram by directors, officers and employees of ABI. Such officers, directors and employees will not receive any additional fee, compensation, or other remuneration for soliciting proxies in connection with the ABI Meeting.

                           THE MERGERS

                  (ITEM NO. 1 ON ABI PROXY CARD)
              (ITEM NO. 1 ON ARGENTBANK PROXY CARD)


GENERAL

     The transactions contemplated by the Plan and related Company Merger Agreement and Bank Merger Agreement are to be effected in accordance with the terms and conditions of the Merger Agreements, a copy of which is attached hereto as Appendix
A. The following description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreements.

     The ultimate result of the transactions contemplated by the Merger Agreements will be that the business and properties of ABI and Assumption Bank will become the business and properties of ArgentBank with all banking facilities of Assumption Bank becoming branches of ArgentBank, and the shareholders of ABI who so choose will become shareholders of ArgentBank.

CONVERSION OF ABI AND ASSUMPTION BANK COMMON STOCK

     Upon consummation of the Mergers, each share of ABI common stock ("ABI Common Stock") outstanding immediately prior to the Effective Date as defined below, will be converted into one share of common stock, par value $25.00 per share, of Assumption Bank ("Assumption Bank Common Stock"), each of which will then immediately be converted into the right to receive, at the election of each holder thereof (subject to the election and allocation procedures provided for in the Plan as described under "Allocation Restrictions and Procedures" and "Election Procedures and Exchange of Certificates") either: (i) that number of shares of ArgentBank Common Stock equal to (x) $21.5 million (the "Aggregate Merger Consideration Value") divided by the Average Market Price (as defined below) of ArgentBank Common Stock, divided by (y) the number of outstanding shares of Assumption Bank Common Stock (the "Conversion Number"), or (ii) the right to receive $134.375 in cash (the "Cash Payment") ((i) and (ii) together, the "Merger Consideration"); except that any holder of 15 or fewer shares of ABI Common Stock ("De minimis Holdings") will only be entitled to receive a Cash Payment for such shares. The "Average Market Price" means the average of the closing sale prices of a share of ArgentBank Common Stock on the American Stock Exchange ("AMEX") for the 40 days on which AMEX is open for trading preceding the fifth trading day immediately prior to the Effective Date.

EXCHANGE RATIO

     If an ABI stockholder elects to receive only ArgentBank Common Stock for his Assumption Bank Common Stock, he will receive approximately 5-8 shares of ArgentBank Common Stock for each share of Assumption Bank Common Stock. The table below sets forth examples of this exchange ratio, assuming the Average Market Price of ArgentBank Common Stock is as specified below. The table assumes that 160,000 shares of Assumption Bank Common Stock are outstanding on the Effective Date (which was the number of shares outstanding on the date of this Joint Proxy Statement/Offering Circular).






     ASSUMED AVERAGE MARKET PRICE       NUMBER OF ARGENTBANK
     OF ARGENTBANK COMMON STOCK         SHARES PER
                                        ASSUMPTION BANK SHARE

          $23.00                             5.8424
          $22.00                             6.1080
          $21.00                             6.3988
          $20.00                             6.7188
          $19.00                             7.0724
          $18.00                             7.4653
          $17.00                             7.9044
          $16.00                             8.3984
          $15.00                             8.9583

     Due to fluctuations in the trading prices of ArgentBank Common Stock, the actual number of shares to be received by ABI shareholders cannot currently be determined. In as much as the exchange ratio is based on the Average Market Price of ArgentBank Common Stock as defined in the Merger Agreements, the actual market value of ArgentBank shares to be received by the holders of ABI Common Stock may be more or less than the $134.375 cash payment that the holder could elect to receive for his ABI shares.

ALLOCATION RESTRICTIONS AND PROCEDURES

     The total amount of Cash Payments that shall be paid upon consummation of the Merger, including (i) the Cash Payments that holders of ABI Common Stock have elected, or have been deemed to have elected to receive ("Elected Cash Payments"), (ii) the Cash Payments that have been made in exchange for De Minimis Holdings,
(iii) the amount of cash paid in lieu of fractional shares, and
(iv) the amount of cash paid with respect to shares of ABI Common Stock ("Dissenting Shares") as to which dissenters rights have been perfected ("Total Cash Payments") will be limited to a maximum of $10,535,000 (the "Available Cash") and a minimum of $7,525,000 which means that the maximum number of shares of ArgentBank Common Stock (the "Available Shares") that ArgentBank will issue upon consummation of the Mergers will have an aggregate value of $13,975,000. The exact number of Available Shares depends on the average Market Price of a share of ArgentBank Common Stock, but assuming an Average Market Price for the ArgentBank Common Stock of $19.00, the Available Shares would equal 735,530 shares.

     If holders of ABI Common Stock elect to receive in the aggregate cash in excess of the Available Cash stated above, the Available Cash left after paying fractional shares, dissenting shares and de minimus shares will be allocated pro rata among those ABI shareholders electing to receive cash and the amount in excess of each such holder's pro rata share will be paid in ArgentBank Common Stock using the same exchange ratio as set forth above. Conversely, if the holders of ABI Common Stock elect to receive in the aggregate shares of ArgentBank Common Stock in excess of the Available Shares stated above, the Available Shares will be allocated pro rata among those ABI shareholders electing to receive stock and the amount in excess of each such holder's pro rata share will be paid in cash.

     Under the terms of the Plan, ABI and Assumption Bank have the right to terminate the Mergers if the Average Market Price of ArgentBank Common Stock exceeds $23 per share and ArgentBank has the right to terminate the Mergers if the Average Market Price of ArgentBank Common Stock is less than $15 per share. Therefore, the minimum and maximum number of shares of ArgentBank Common Stock that may be issued upon consummation of the Mergers is 476,739 and 931,667 shares, respectively, representing approximately 7.5% and 13.7% of the total post-merger outstanding shares of ArgentBank Common Stock, respectively.

ELECTION PROCEDURES AND EXCHANGE OF CERTIFICATES

     Prior to or promptly after the Effective Date, SunTrust Bank, Atlanta, Georgia, as the exchange agent (the "Exchange Agent"), will mail (the "Mailing Date") an election form and other appropriate transmittal materials ("Election Form") to each holder of record of ABI Common Stock permitting such holder (or in the case of nominee record holders, the beneficial owner through proper instructions and documentation) to elect to receive the number of shares of ArgentBank Common Stock and/or Cash Payments as such holder desires. Shareholders of ABI are requested not to surrender their ABI Common Stock certificates until such materials are received.

     An ABI shareholder may elect to receive all cash, all stock or a combination of cash and stock in exchange for his or her shares of ABI Common Stock, subject to the allocation restrictions discussed above. A shareholder who does not make an election by 5:00 p.m., local time on the 20th day following the Mailing Date will be deemed to have elected to receive either shares of ArgentBank Common Stock, or cash, at the option of ArgentBank, as the sole Merger Consideration for each of such holder's shares of ABI Common Stock. An election form will be properly completed only if accompanied by certificates (or customary affidavits and indemnities regarding the loss thereof) representing all shares of ABI Common Stock covered thereby.

     Any election form may be revoked or changed by the person who submitted such election form at or prior to the Election
Deadline.

     As soon as practicable after the Election Deadline, the Exchange Agent will determine the allocation of the aggregate Merger Consideration among Cash Payments and ArgentBank Common Stock in accordance with the Plan and within five (5) business days after such allocations are made, the Exchange Agent will distribute the ArgentBank Common Stock and/or Cash Payments.

     After the completion of the foregoing allocation, each holder of an outstanding certificate or certificates which prior thereto represented shares of ABI Common Stock who surrendered such certificate or certificates to the Exchange Agent will, upon acceptance thereof by the Exchange Agent, be entitled to a certificate or certificates representing the number of full shares of ArgentBank Common Stock and/or the amount of Cash Payments into which the aggregate number of shares of ABI Common Stock previously represented by such certificate or certificates surrendered shall have been converted in each case without interest.

     No certificates or script representing fractional shares of ArgentBank Common Stock will be issued upon the surrender for exchange of certificates for Assumption Bank Common Stock. In lieu of the issuance of any fractional share of ArgentBank Common Stock each such holder of ABI Common Stock shall be entitled to receive an amount in cash (without interest) equal to such fractional share multiplied by the Average Market Price.

     After the Effective Date and until surrendered, ABI shareholders will cease to have any rights as a shareholder of ABI and his or her sole right will be to receive the number of shares of ArgentBank Common Stock and/or the Cash Payments into which his or her ABI Common Stock have been converted.

     Shareholders of ABI who cannot locate their stock certificates are urged to contact promptly Investment Relations at ArgentBank, Hugh Hamilton, Post Office Box 819, Thibodaux, Louisiana 70302-0819. In the event any certificate shall have been lost, stolen or destroyed, upon the making of an affidavit certifying that such certificate is lost, stolen or destroyed and, if required by ArgentBank, the posting by such person of a bond in such reasonable amount as ArgentBank may direct as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the shares of ArgentBank Common Stock and/or payments, as appropriate, and cash in lieu of fractional shares, and any unpaid dividends and distributions on shares of ArgentBank Common Stock.

BACKGROUND OF THE MERGERS

     Over the last several years the Board and management of Assumption Bank has held informal discussions with several area and regional financial institutions and in 1992 and again in 1995 considered proposals from other institutions regarding a sale of Assumption Bank, both of which were rejected as inadequate. One of these proposals was submitted by ArgentBank. In early 1996 the Board was contacted by a regional bank, provided it with limited financial information and in March 1996 received an informal indication of interest regarding its acquisition of Assumption Bank.

     In April 1996, Assumption Bank was again contacted by ArgentBank representatives and in May 1996, ArgentBank provided Assumption Bank with an indication of interest in the form of a range of prices, the upper end of which was substantially below the price ultimately agreed upon. Negotiations were conducted with ArgentBank during May, June and July 1996 regarding the price and other terms and conditions of its indication of interest. During this period the other regional bank was contacted in an attempt to obtain a higher and more definitive offer and management and Chaffe performed an in-depth analysis of Assumption Bank and its prospects as an independent institution, which plan included, among other things, the implementation of cost saving measures and projections of potential growth through branching.

     On August 12, 1996, ArgentBank presented Assumption Bank with its written offer of $21.5 million. This offer was substantially higher than the price offered by the other regional bank, which declined to increase its previous indication of interest. The ArgentBank offer was also greater than the projected values set forth in management's analysis of the bank as an independent institution.

     Representatives of the Board of ABI met with ArgentBank officials and made further attempts to negotiate an increase in the offer. After considerable examination and analysis, the Board determined that the $21.5 million ArgentBank offer was the highest and best offer that it could practically expect to receive from ArgentBank and based on a number of factors, including the amount of the offer, a condition to the ArgentBank offer, and the advice of its advisors, determined not to attempt to seek additional offers from additional institutions. On August 23, 1996 Assumption Bank and ArgentBank executed an Exclusivity Agreement, which contained a "fiduciary out", in effect permitting further discussions with other institutions that thereafter offered higher prices, so long as contact was not initiated by ABI, Assumption Bank or its representatives. A joint press release was issued on August 23, 1996 announcing the offer price and the terms of this fiduciary out; however, no additional offers or indication of interest were received by Assumption Bank, and on November 20, 1996 the Plan was executed.

REASONS FOR THE MERGERS

     REASONS OF ARGENTBANK FOR THE BANK MERGER

     ArgentBank, through the guidance of its Merger and Acquisition Committee of its Board of Directors, has from time to time considered potential acquisitions that would strengthen ArgentBank's position in its market which consists of the southern region of the State of Louisiana. ArgentBank's criteria in evaluating potential acquisitions of banking institutions include a strong management team, good historical profitability and the potential for continued growth. ArgentBank's reasons for the Bank Merger include the following:

     a. The Merger provides ArgentBank with five branch locations within an area that ArgentBank currently has very little deposit base;

     b. Assumption Bank has a stable, experienced management team that is supportive of an affiliation with ArgentBank and willing to manage Assumption Bank cooperatively with ArgentBank;

     c. Assumption Bank has exhibited steady profitability in recent years and has a strong and loyal customer base;

     d. ArgentBank can realize new growth opportunities by providing additional banking products and services to Assumption
Bank customers and by expanding Assumption Bank's area of operations through new branch openings in other parts of the Southern Louisiana market; and

     e. ArgentBank believes that through consolidation of functions and other cost-savings techniques, it can assist
Assumption Bank in realizing operating cost savings and improving profitability.

     REASONS OF ABI FOR THE MERGERS

     ABI and Assumption Bank and their respective Boards of Directors concluded that they could best serve their shareholders, employees, customers and communities by combining with a regional banking organization, provided that ABI could obtain a fair price for its shareholders.

     In deciding to enter into the Merger Agreements, the Board of Directors of ABI and Assumption Bank, after considering various alternatives, concluded that the Merger Agreements were in the best interest of ABI and its shareholders because it would permit shareholders to exchange on favorable terms their ownership interest in ABI for participation in the ownership of a regional banking organization operating on a multi-parish basis.

     The Board of Directors also concluded that the shareholders of ABI would benefit from the Mergers by obtaining greater liquidity in their investment by obtaining shares of stock of a corporation whose securities are more widely held and significantly more actively traded on a national exchange.

     Among the factors considered by the Board of Directors of ABI in deciding to approve and recommend the terms of the Merger
Agreements were:

     (i) The parties' respective earnings and dividend records, financial conditions, historical stock prices and managements;

     (ii) The position of each in the financial institutions industry;

     (iii) The outlook for each in the financial institutions industry;

     (iv) The financial terms of the Mergers, including the relationship of the consideration to be paid in the Mergers to the market value, book value and earnings per share of the ABI Common Stock; and

     (v) The opinion rendered by Chaffe & Associates, Inc. ("Chaffe"), ABI's financial advisor, to the effect that based upon and subject to certain procedures, matters and limitations, the terms of the Plan are fair from a financial point of view, to the holders of ABI Common Stock.

     ABI's Board did not assign a specific or relative weight to the foregoing factors in its considerations. ABI's Board believes that the Plan will provide significant value to all ABI shareholders and will enable them to participate in opportunities for growth that ABI's Board believes the Mergers make possible.

BOARD RECOMMENDATIONS

     BASED ON THE FOREGOING, THE BOARDS OF DIRECTORS OF ABI, ASSUMPTION BANK AND ARGENTBANK HAVE UNANIMOUSLY APPROVED THE PLAN, BELIEVE THAT THE MERGERS ARE IN THE BEST INTEREST OF ABI'S AND ARGENTBANK'S SHAREHOLDERS, AND UNANIMOUSLY RECOMMEND THAT ALL SHAREHOLDERS OF ABI AND ARGENTBANK VOTE "FOR" THE APPROVAL OF THE PLAN.

OPINIONS OF FINANCIAL ADVISORS

      ABI. ABI retained Chaffe to act as its financial advisor in connection with the Mergers in May 1996. Chaffe was selected by ABI's Board of Directors as its financial advisor on the basis of Chaffe's experience and expertise in transactions similar to the Mergers and Chaffe's reputation in banking and investment communities. Chaffe is a recognized investment banking firm and is experienced in the securities industry, in investment analysis and appraisal, and in related corporate finance and investment banking activities, including mergers and acquisitions, corporate recapitalization, and valuations for estate, corporate and other purposes. Chaffe is frequently retained to perform similar services for other banks and bank holding companies. Also, in 1995, Chaffe had advised ABI in its consideration of proposals regarding a sale of Assumption Bank.

     In connection with Chaffe's engagement to act as ABI's financial advisor with respect to the Mergers, ABI instructed Chaffe to evaluate the fairness to ABI's shareholders, from a financial point of view, of the Merger Consideration, pursuant to the provisions of the Merger Agreements, and to conduct such investigations as Chaffe deemed appropriate for such purposes. ABI did not place any limitations on the scope or manner of Chaffe's investigation and review. The Merger Consideration to be received by ABI's shareholders in the Bank Merger was determined by ABI and ArgentBank through arms length negotiations.

     Chaffe rendered its verbal opinion to ABI's Board on November 20, 1996, to the effect that, based upon and subject to the assumptions made, the factors considered, the review undertaken and the limitations stated and based upon such other matters as Chaffe considered relevant, on the date thereof, the Merger Consideration was fair, from a financial point of view, to the holders of ABI Common Stock. Chaffe updated and confirmed
its opinion in writing as of April      , 1997 (the "Opinion").

     THE FULL TEXT OF CHAFFE'S OPINION IS ATTACHED HERETO AS APPENDIX B AND IS INCORPORATED BY REFERENCE. THE SUMMARY DESCRIPTION OF CHAFFE'S OPINION SET FORTH HEREIN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO APPENDIX B. ABI'S SHAREHOLDERS ARE URGED TO READ CHAFFE'S OPINION IN ITS ENTIRETY FOR A DESCRIPTION OF THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY CHAFFE. CHAFFE'S OPINION RELATES ONLY TO THE MERGER CONSIDERATION TO BE RECEIVED BY ABI'S SHAREHOLDERS, FROM A FINANCIAL POINT OF VIEW, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY ABI SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE ABI MEETING.

     In connection with rendering its Opinion, Chaffe, among other things: (i) reviewed the Merger Agreements and a draft of
the Joint Proxy/Offering Circular dated        in substantially
the form to be sent by ABI to its shareholders; (ii) reviewed and analyzed certain publicly-available financial statements and other information of ABI and ArgentBank, respectively; (iii) reviewed and analyzed certain internal financial statements and other financial and operating data concerning ABI, prepared by the management of ABI, including budget projections; (iv) discussed the past and current operations and financial condition, and the prospects of ArgentBank and ABI with senior executives of ArgentBank and ABI, respectively; (v) reviewed and discussed with the senior management of ABI and ArgentBank the strategic objectives of the Mergers and the synergies and certain other benefits of the Mergers; (vi) reviewed the historical prices and trading volumes of the shares of ArgentBank Common Stock and ABI Common Stock; (vii) compared the financial performance of ABI and ArgentBank, and the prices and trading activity of the ABI Common Stock and ArgentBank Common Stock, with that of certain other comparable publicly-traded companies and their securities; (viii) reviewed the financial terms of business combinations in the commercial banking industry specifically and other industries generally, which Chaffe deemed generally comparable to the Mergers; (ix) considered a number of valuation methods, including among others, those that incorporate book value, deposit base premium and capitalization of earnings; and (x) performed such other studies and analyses as Chaffe deemed appropriate to its Opinion.

     In its review, Chaffe relied, without independent verification, upon the accuracy and completeness of the historical and projected financial information, and all other information reviewed by it for the purposes of its Opinion. Chaffe did not make or obtain an independent review of ABI's or ArgentBank's assets or liabilities, nor was Chaffe furnished with any such appraisals. Chaffe relied solely on ABI and ArgentBank for information as to the adequacy of their respective loan loss reserves and values of their respective other real estate owned. With respect to projected financial results, Chaffe has assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of future financial performance. The Opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date thereof. Chaffe expressed no opinion on the tax consequences of the proposed transaction or the effect of any tax consequences on the value to be received by the holders of ABI Common Stock.

     The following is a summary of selected analyses performed by Chaffe in connection with its Opinion. The summary set forth below does not purport to be a complete description of the analyses performed in this regard, but does include all material analyses.

     ANALYSIS OF SELECTED FINANCIAL DATA. Chaffe analyzed the historical performances of ABI and ArgentBank, and considered the current financial conditions, operations and prospects for each company. Chaffe noted ABI's dominant position in its primary market area, its low-cost deposit base and its stable profitability in recent years. Chaffe also noted ABI's high overhead expense and low fee income level relative to its peers. In regard to ArgentBank, Chaffe noted the return on average assets for 1996 was 1.35%, and the return on average equity for 1996 was 11.75%. ArgentBank's efficiency ratio in 1996 was approximately 59.4%. Its Tier 1 equity to total assets as of December 31, 1996 was 11.79%, and its ratio of nonperforming assets to total assets for that date was 0.05%. ArgentBank's reserve to total loans was 3.02% on December 31,1996.

     STOCK PRICE AND DIVIDEND REVIEW. Chaffe reviewed certain historical market information for ABI Common Stock and noted that no independent market exists for these shares. In addition, Chaffe reviewed the trading prices of ArgentBank Common Stock
from January 1, 1995, to              , and noted that as of
                , the closing price of ArgentBank Common Stock
was $              , near its 52-week high of $              .
Chaffe also compared the prices of ArgentBank versus the NASDAQ
Bank index from January 1, 1995 to               .

     Chaffe reviewed the dividend histories and current dividend levels of ABI and ArgentBank, and noted that ABI's and ArgentBank's annual dividend per share were $2.60 and $0.56,
respectively.  Chaffe determined that as of               , based
on the exchange ratio outlined in the Merger Agreements, each share of ABI Common Stock exchanged for ArgentBank Common Stock
would receive an annual dividend of $                   .

     ANALYSIS OF COMPARABLE MERGER TRANSACTIONS. In order to obtain a valuation range for ABI, Chaffe performed an analysis of prices paid for selected banks or bank holding companies with characteristics comparable to ABI, although Chaffe noted no transaction was identical to the Mergers proposed. Comparable transactions were considered to be transactions announced in the
United States for the period              through           , in
which the sellers had total assets between $75 million and $200 million, a tangible equity ratio between 7.5% and 10.5%, a return on average assets between 1.0% and 2.0%, and nonperforming assets less than 2.0% of total assets. In addition, Chaffe performed an analysis of prices paid for a similar group of selected banks, limited in geographic areas to sixteen states in the southern United States. Finally, Chaffe performed an analysis of prices paid for substantially all Louisiana banks sold during the period
             through                . With respect to each of
these groups of transactions and the proposed Bank Merger, Chaffe compared the prices to be received by the peer groups as a multiple of their tangible equity, their earnings per share for the four quarters prior to the announcement of such a transaction, their premium over tangible equity to core deposits, and their total assets. The following table summarizes certain results of this analysis.

                    ArgentBank/        U.S.      SOUTHERN LOUISIANA
                    ABI             PEER GROUP PEER GROUP  PEER GROUP

Seller Total Assets
  ($000's)
  Mean
  Median
Seller Tangible
  Equity
Seller YTD ROAA
Seller YTD ROAE
Seller NPA/Assets
Price/Tangible
  Equity
Price/4-Quarter EPS
Price-Tangible
  Equity/Core
  Deposits
Price/Assets

Chaffe determined that the transaction's value was within the ratio of values which resulted from this analysis.

     DISCOUNTED CASH FLOW ANALYSIS. Using a discounted cash flow analysis of ABI, Chaffe determined the value for the ABI Common Stock based on the net present value of the stream of after-tax cash flows of ABI. These streams of after-tax cash flows were based on information from the senior management of Assumption Bank, which included forecasts of net income for 1997 through under various circumstances, and included assumptions relating to earnings and growth thereafter based on information from the management of ABI. Chaffe reviewed these forecasts and assessed the likelihood of ABI achieving such forecasts. Chaffe then discounted these cash flow streams assuming an estimated
required rate of return for ABI of                %.  Chaffe
determined that the transaction's value was above the range of net present values which result from this analysis.

     In arriving at its Opinion, Chaffe did not rely on any single analysis, but relied on a combination of factors derived from all of the analytical procedures employed. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Conclusions based on these analyses are not necessarily mathematical. Chaffe believes that the summary set forth above and Chaffe's analysis must be considered as a whole and that selecting portions of its analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses do not purport to be appraisals or necessarily reflect the prices at which businesses actually may be sold. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis.

     Neither Chaffe nor any of its officers or employees has any interest in the Common Stock of ABI or ArgentBank. ABI has
paid Chaffe approximately $                 in fees plus
out-of-pocket expenses for its services, including its services in rendering the Fairness Opinion. For any other services requested of Chaffe by ABI, ABI has agreed to pay Chaffe on an hourly basis. The fees received by Chaffe in connection with its services to ABI were not dependent or contingent upon the occurrence or lack thereof of any transaction.

     ABI has agreed to indemnify and hold harmless Chaffe, its subsidiaries and affiliates, and its officers, directors, shareholders, employees, attorneys, agents and representatives, and the successor and assigns of each of the foregoing parties from and against any person claiming to have relied on Chaffe's advice or services, or the performance or nonperformance thereof, or claiming to have been entitled to some benefit therefrom, or claiming that such services were not adequately performed, and all related damage, claim, demand, expense or cost of any kind or nature, including reasonable attorney fees and expenses, arising directly or indirectly, from or in any way related to, the Opinions or any other services performed by Chaffe, provided that Chaffe has not been negligent or guilty of reckless or willful misconduct in connection with the Opinion, or any other services.

     OPINION TO ARGENTBANK. The Board of Directors of ArgentBank retained the investment banking firm of Chase Securities Inc. ("Chase") to render its opinion as to the fairness to the shareholders of ArgentBank of the cash and shares of ArgentBank Common Stock to be issued for each share of ABI Common Stock pursuant to the Merger Agreements ("Chase's Opinion").

     Chase delivered its written opinion to the Board of
Directors of ArgentBank to the effect that, as of March      ,
1997 the aggregate consideration offered pursuant to the Merger
Agreements is fair to the shareholders of ArgentBank.

     A copy of Chase's written opinion dated March     , 1997,
which sets forth the assumptions made, matter considered and
limits on the review taken is attached hereto as Appendix     to
this Proxy Statement and is incorporated herein be reference. ArgentBank shareholders are urged to read Chase's Opinion in its entirety. The description of Chase's Opinion set forth herein is qualified in its entirety by reference to the full text of such Opinion. Chase's Opinion is directed only to the consideration to be paid and does not constitute a recommendation to any ArgentBank shareholders as to how such shareholder should vote at the ArgentBank Meeting.

     In arriving at its written Opinion dated March        ,
1997, Chase, among other things (i) reviewed the Plan; (ii) reviewed ABI's Annual Reports, Forms 10-K and related financial information for the three fiscal years ending December 31, 1993 through December 31, 1995, and ABI's Quarterly Report on Form 10-Q for the quarter ending September 30, 1996; (iii) reviewed ArgentBank's annual Reports, Forms 10-K for each of the three years ending December 31, 1993 through December 31, 1995, and the Quarterly Report on Form 10-Q for the quarter ending September 30, 1996; (iv) held discussions with members of the senior management of ArgentBank regarding the Mergers, certain aspects of past and current business operations, financial condition and future prospects of ArgentBank and ABI; (v) reviewed the historical market prices, trading activity and relative trading multiples for ArgentBank Common Stock and ABI Common Stock and compared them with those of certain publicly-traded companies which Chase deemed to be relevant; (vi) compared the financial terms of the transaction contemplated by the Mergers with the financial terms of certain other mergers and acquisitions which Chase deemed to be relevant; (vii) considered the pro forma effect of the Mergers on ArgentBank's capitalization ratios, earnings, and book value per share; and (viii) reviewed such other financial studies and analyses and performed such other investigations and took into account such other matters as it deemed necessary.

     Chase has relied, without independent verification, upon the accuracy and completeness of all of the financial and other information reviewed by Chase for the purpose of its Opinion. Chase also relied upon the management of ArgentBank as to the reasonableness and achievability of the financial and other operating forecasts provided to Chase. In that regard, Chase assumed with ArgentBank's consent that such forecasts, including without limitation, projected cost savings and operating synergies resulting from the Mergers and projections regarding underperforming and nonperforming assets, net charge-offs and the adequacy of reserves, reflected the best currently available estimates and judgments of such matters. Chase is not an expert in the evaluation of allowances for loan losses of ArgentBank or ABI nor has it reviewed any individual credit files. In addition, Chase has not made an independent evaluation or appraisal of the assets and liabilities of ArgentBank or ABI or any of their subsidiaries, and has not been furnished with any such evaluation or appraisal.

     Chase's Opinion has been rendered without regard to the necessity for, or level of, any restrictions which may be imposed or divestitures which may be required in the course of obtaining regulatory approvals for the Mergers.

     Set forth below is a summary of selected analyses performed
by Chase in reaching its Opinion delivered on March       , 1997.

     SUMMARY OF PROPOSAL. Chase described the terms of the proposed transaction as reflected in the Plan, including the aggregate consideration offered. Based upon the aggregate consideration offered, Chase calculated price to book, price to earnings, and price to assets multiples for ABI. This analysis
yielded a price to book multiple of     %, a price to earnings
multiple of     %, and a price to assets multiple of     X based
upon ABI's net earnings and balance sheet data for the twelve months ended September 30, 1996.

     PRO FORMA MERGER ANALYSIS. Chase analyzed certain pro forma effects resulting from the Mergers. This analysis indicated that the core earnings of ABI could be enhanced through cost savings and revenue enhancements. Accounting for estimates of core earnings and cost savings provided to Chase by ArgentBank,
Chase's analysis showed approximately    % earnings per share
dilution in year one and     % earnings per share accretion in
year two.  Chase's analysis also noted that on a cash flow per
share basis, the transaction would be     % accretive to
ArgentBank in year one. Furthermore, chase estimated that ArgentBank's book value per share would decline initially by
approximately     % on a pro forma basis and begin to increase
thereafter through the retention of pro forma consolidated earnings.

     DISCOUNTED CASH FLOW ANALYSIS. Using a projected cash flow stream, Chase estimated the value of the future streams of after tax cash flow that ABI could produce through the year 2003. In this analysis, Chase assumed that ABI performed in accordance with the earnings forecasts and merger synergies provided to Chase by ArgentBank's management. Chase applied a range of
terminal values based upon (i)      to      times ABI's earnings
in the Year 2004, and (ii) a perpetuity growth rate of       % to
   %.  The after tax cash flow stream and terminal values were
then applied to a weighted average cost of capital of      % to
 %. This analysis was based on ArgentBank's management projections, which were based upon many factors and assumptions, many of which are beyond the control of ArgentBank and ABI. As indicated below, this analysis is not necessarily indicative of actual future results and does not purport to reflect the prices at which any securities may trade at the present or any time in the future.

     ANALYSIS OF SELECTED BANK MERGER TRANSACTIONS. Chase reviewed a number of merger transactions which occurred since January 1, 1994. These transactions included mergers and acquisitions within Louisiana for which the transaction size
ranged between $[   ] million and $[    ] million in value.
Chase calculated the price to earnings, price to book value and price to asset ratios in the contemplated transaction and such selected bank merger transaction. This yielded a range of price
to earnings multiples of approximately       X to      X with a
mean of     X and a median of      X, a range of price to book
value multiples of approximately      X to      X with a mean of
  X and a median of     X and a range of price to assets multiple
of approximately     X with a mean of      X and a median of
X.

     No company or transaction used in the above analyses as a comparison is identical to ArgentBank, ABI or the contemplated transaction. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgements concerning differences in the financial and operating characteristics of the companies and other factors that could affect the public trading value of the companies which were compared. Mathematical analysis (such as determining the mean or the median) is not, in itself, a meaningful method of using comparable company or transaction data.

     COMPARISON OF SELECTED COMPANIES. In connection with the rendering of its Opinion, Chase compared selected operating data
for ABI to the corresponding data of [    ] (collectively, the
"Peers"). This comparison showed, among other things, that (i) for the twelve month period ending September 30, 1996, ABI's
return on average assets was     %, compared to a mean of    %
and a median of     % for the Peers; (ii) for the twelve month
period ending September 30, 1996, ABI's return on average equity
was      %, compared to a mean of     % and a median of     % for
the Peers; (iii) for the period ended September 30, 1996, ABI's
equity to assets ratio was     %, compared to a mean of     % and
a median of      % for the Peers; and (iv) for the period ended
September 30, 1996, ABI's nonperforming assets to assets ratio
was     %, compared to a mean of     % and a median of     % for
the Peers.

     The summary of Chase's Opinion set forth above provides a description of the principal elements of the analyses performed by Chase in arriving at its Opinion. It does not purport to be a complete description of such analyses. The preparation of Chase's Opinion is not necessarily susceptible to partial analysis or summary description. Chase believes that its analyses and the summary set forth above must be considered as a whole and that selected portions of its analyses, without considering all analyses, or selecting all or part of the above summary, without considering all factors and analyses, would create an incomplete view of the procedures underlying the Chase Opinion. In addition, while Chase gave the various analyses approximately similar weight it may have used them for different purposes, and may have deemed various assumptions more or less reliable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Chase's view of the actual value of ABI or ArgentBank. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given more weight than any other analyses.

     In performing its analyses, Chase made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of ABI or ArgentBank. The analyses performed by Chase are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Chase's analysis of the fairness of the aggregate consideration offered with respect to shareholders of ArgentBank, the conclusions of which were provided to ArgentBank's Board of Directors. The analyses do no purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at the present time or at any time in the future. In additions, as described above, Chase's Opinion to the ArgentBank Board of Directors is just one of many factors taken into consideration by the ArgentBank Board of Directors.

     Chase is a nationally recognized investment banking firm with substantial experience in transactions similar to the Mergers and is familiar with ArgentBank and its business. Chase regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, debt and equity underwritings, private placements, and valuations for estate, corporate and other purposes.

     Pursuant to its engagement letter and upon closing of the Mergers, Chase will receive a fee of $450,000 for services provided as financial advisor to ArgentBank, including the delivery of Chase's Opinion to the ArgentBank Board of Directors. Chase will also be reimbursed for its reasonable out-of-pocket expenses incurred in connection with its services, including reasonable attorneys' fees and disbursements, and will be indemnified against certain liabilities, including liabilities arising under the securities laws.

EFFECTIVE DATE

     The closing (the "Closing") of the transactions contemplated by the Merger Agreements will take place at ArgentBank's offices at 400 Green Street, Thibodaux, Louisiana 70301, on a mutually agreeable date by ArgentBank and Assumption Bank ("Closing Date") as soon as practicable following the satisfaction of certain conditions, including ABI and ArgentBank shareholder approvals, receipt of all applicable regulatory approvals relating to the Mergers and satisfaction or waiver of all other conditions of the Merger Agreements.

     The Company Merger Agreement will be filed and recorded with the Louisiana Secretary of State and the OFI as provided by law immediately following (or concurrently with) the Closing, and the Company Merger will be effective at the time specified in a certificate or other written record issued by the OFI. The Bank Merger Agreement will be filed and recorded with the OFI as provided by law immediately following (or concurrently with) the Closing, and the Bank Merger will be effective at the time specified in a certificate or other written record issued by the OFI. It is the intent of the parties that the Company Merger will be effected immediately prior to the Bank Merger. The date on which and the time at which the Bank Merger becomes effective are referred to as the "Effective Date" and the "Effective Time," respectively.

REGULATORY APPROVALS AND OTHER CONDITIONS TO THE MERGERS

     The Company Merger is subject to approval by the FDIC and the OFI. On or about January 23, 1997, ABI and Assumption Bank filed with the FDIC and the OFI, respectively, an application seeking approval to merge ABI into Assumption Bank. This application has been accepted for processing by the FDIC and the OFI. As of the date of this Joint Proxy Statement/Offering Circular, neither the FDIC nor the OFI had approved the application for the Company Merger. The Company Merger cannot be consummated for thirty days after approval thereof by the FDIC.

     The Bank Merger is subject to approval by the FDIC and the OFI. On or about January 23, 1997, ArgentBank filed with the FDIC and the OFI, respectively, an application seeking approval to merge Assumption Bank into ArgentBank. As of the date of this Joint Proxy Statement/Offering Circular, neither the FDIC nor the OFI had approved the application for the Bank Merger. The Bank Merger cannot be consummated for thirty days after approval thereof by the FDIC, and during such period, the Justice Department may challenge the merger of Assumption Bank into ArgentBank on antitrust grounds.

     In addition to the receipt of all necessary regulatory approvals, the expiration of all required notice and waiting periods following the granting of such approvals, and the approval of the Mergers by the requisite vote of the shareholders of ArgentBank and ABI, consummation of the Mergers is subject to the satisfaction of certain other conditions on or before the Effective Date, including that; (i) no action or proceeding shall have been threatened or instituted before a court or other governmental body to restrain or prohibit the transactions contemplated by the Merger Agreements; and (ii) ArgentBank and Assumption Bank have received from Watkins Ludlam & Stennis, P.A., an opinion of counsel as to certain tax aspects of the transactions contemplated by the Merger Agreements.

     The obligations of each of ArgentBank, ABI and Assumption Bank to effect the Mergers are also subject to the following additional conditions at or prior to the Closing; (i) that each of the representations and warranties of the other parties set forth in the Merger Agreement is true and correct in all material respects as of the Closing; (ii) that the other parties have in all material respects performed all obligations required by the Merger Agreement prior to the Closing; (iii) that there have not been any material adverse change in the financial condition, results of operations or business of the other party, and (iv) the receipt of customary legal opinions of the other's counsel.

     It is also a condition to ArgentBank's obligation to consummate the Mergers that a majority of ABI's Board have voted the shares of ABI Common Stock held by them in favor of the Plan and not have intentionally, openly and publicly undertaken or participated in any concerted overt efforts against the transactions contemplated by the Plan.

CONDUCT OF BUSINESS PRIOR TO THE EFFECTIVE DATE

     ArgentBank has agreed to operate its business solely in the ordinary course consistent with prudent business practices and in compliance with all applicable laws, regulations, and rules, but is not limited or restricted in its assets, liabilities or capital structure provided however, that ArgentBank and its executive officers, directors, and control persons and any affiliates, will not effect any transactions in ArgentBank Common Stock in violation of Rule 10b-6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise for the purpose, of manipulating the trading price of ArgentBank Common Stock.

     Pending the consummation of the Mergers, ABI and Assumption Bank have agreed to conduct their business in the ordinary course consistent with prudent business practices and in compliance with all applicable laws; and without the prior consent of ArgentBank, will not, among other matters, amend its Articles of Incorporation or Bylaws, issue or reacquire any stock, pay dividends except a December 1996 dividend of $1.10 per share, authorize any capital expenditure exceeding $20,000, extend any new loan which individually exceeds $100,000 or refinance a loan which exceeds $150,000 and does not meet Assumption Bank's loan policy requirements, adopt any type of compensation benefit or plan for ABI or Assumption Bank officers or employees except 1996 year end bonuses consistent with past practices and not exceeding in the aggregate $50,000.

NO SOLICITATION

     Prior to the Effective Date neither ABI or Assumption Bank will solicit or initiate any discussions, inquiries or proposals related to any merger, consolidation, sale of assets or similar transactions involving ABI or Assumption Bank, except with ArgentBank. This agreement will not prohibit any officer or director of ABI or Assumption Bank from taking any action that is required to discharge his fiduciary duties to ABI, Assumption Bank or their shareholders. The ABI Board of Directors may terminate the Plan in this event only upon payment of all reasonable expenses incurred by ArgentBank in connection with the Mergers. See "THE MERGERS -- Amendment; Termination."

AMENDMENT; TERMINATION

     The Plan may be amended by written agreement of all the parties, except that no amendment may be made after ABI shareholder approval to change the amount or type of consideration to be delivered to the ABI shareholders unless further shareholder approval is obtained.

     The Plan may be terminated at any time prior to the Effective Date (a) by mutual written consent of the parties; (b) by either ArgentBank, ABI or Assumption Bank if, (i) there is breach of any covenant, representation or warranty of the other party that reflects a material adverse change in the financial condition of the other party, (ii) regulatory approvals are not obtained, (iii) if the transaction is not consummated by June 30, 1997, (iv) a United States District Court shall rule upon application of the Department of Justice after a full trial on the merits or a decision on the merits based on a stipulation of facts that the Mergers violate the antitrust laws of the United States; or (v) the Plan shall not have been approved by the required vote of the holders of ABI's or ArgentBank's shareholders; (c) by ABI or Assumption Bank if the Average Market Price of ArgentBank Common Stock exceeds $23; or (d) by ArgentBank, or (i) if the average market price of ArgentBank Common Stock is less than $15; or (ii) in the event there are dissenting shareholders who hold more than ten percent (10%) of the shares of ABI Common Stock.

     In the event that ArgentBank terminates the Merger Agreements because of the imposition of a material condition to the approval of the transaction contemplated hereby by any regulatory or governmental authority which requires a divestiture or other antitrust or anticompetitive condition, that is not acceptable to ArgentBank, ArgentBank will pay all reasonable third party out of pocket expenses incurred by ABI and Assumption Bank in connection with the Mergers.

     In recognition of the fact that ArgentBank will bear the bulk of the expenses in preparing for regulatory approvals, if the shareholders of ABI fail to approve the Plan because of action taken by an officer or director of ABI or Assumption Bank upon opinion of counsel in order to fulfill their fiduciary duties, ABI will pay all reasonable third party out of pocket expenses incurred by ArgentBank in connection with the Mergers.

INTERESTS OF CERTAIN PERSONS IN THE MERGERS

     It is anticipated that the employees of Assumption Bank will become employees of ArgentBank. Pursuant to the Plan, Harold F. Templet, Senior Vice President of Assumption Bank, will receive a guaranteed employment term of eighteen months, and guaranteed salary amounts and severance benefits. ArgentBank will pay to Mr. Templet an annual salary of not less than $69,280. Additionally, Mr. Templet shall participate in all executive salary programs maintained by ArgentBank and shall be entitled to salary increases in amounts awarded to similarly situated executives of ArgentBank and its affiliates. An annual incentive bonus may be paid with respect to the services provided by Mr. Templet, in such amount as may be determined from time to time by ArgentBank's Board of Directors or Compensation Committee. ArgentBank will furnish Mr. Templet with benefits and perquisites at least as valuable as those currently maintained by ArgentBank for its employees generally, and for its senior executives in particular, on the same basis and subject to the same requirements and limitations as may be applicable to senior executive employees of ArgentBank as described in ArgentBank's current personnel manual.

     Pursuant to the Plan, for a period of not less than two years after the Effective Date of the Bank Merger, the Board of Directors of ArgentBank shall nominate and recommend at least one former member of the Board of Directors of ABI to serve as a director of ArgentBank.

     From and after the Effective Date ArgentBank will indemnify former ABI and Assumption Bank officers, employees and agents against all losses, claims or damages to which such parties become subject, arising out of actions occurring prior to the Effective Date (including transactions contemplated by the Plan) to the full extent of Louisiana Law or by ABI's Articles of Incorporation and Bylaws. ArgentBank has also agreed to honor certain indemnity agreements executed by ABI or Assumption Bank. Prior to closing ABI will extend its directors and officers liability coverage for such persons who are currently covered for a period of three years following the Effective Date.

EMPLOYEE BENEFITS

     ABI's and Assumption Bank's group health and life benefit plan will be continued through the Effective Date of the Mergers. Thereafter, all retained employees will be eligible to participate in ArgentBank's group health and life benefit plan based on the provisions in the plan. The ninety (90) day employment period will be waived for eligible retained employees in accordance with ArgentBank's plan. ArgentBank will waive pre-existing medical conditions for health insurance purposes as to all retained personnel, provided such pre-existing medical conditions were covered at Closing under ABI's group health benefit plan.

     ArgentBank will pay severance benefits to any former ABI or Assumption Bank employee who within nine months following the Effective Date either (i) is terminated without cause or (ii) resigns after such person is relocated more than 40 miles from his place of employment or suffers a reduction in his hours to less than 30 hours a week. Severance benefits will be based upon such person's salary on the Effective Date of the Mergers.

     From and after the Effective Date, ArgentBank will, subject to compliance with applicable legal and regulatory requirements, provide coverage for all Assumption Bank employees under all ArgentBank employee benefit plans for which they are eligible, as soon as practicable after the Effective Date. All prior years of service of Assumption Bank employees will be counted for vesting and eligibility purposes (including eligibility for early retirement benefits under the ArgentBank Pension Plan) under all applicable ArgentBank employee benefit plans to the extent permitted by applicable law. Any Assumption Bank employee who, immediately prior to the Effective Date, is covered by or is a participant in an Assumption Bank employee benefit plan, shall, at the Effective Date, be covered by or participate in the comparable ArgentBank employee benefit plan if a comparable plan otherwise is maintained by ArgentBank and if the eligibility requirements of the ArgentBank plan are met. ArgentBank will merge the retirement plan for employees of Assumption Bank into the ArgentBank pension plan.

EXPENSES

     ArgentBank, ABI and Assumption Bank have agreed to pay all costs, fees and expenses which each has incurred in connection with or incidental to the matters contained in the Plan including without limitation any fees and disbursements to their respective accountants, counsel and financial advisors. ArgentBank will be responsible for preparing the applications, regulatory filings and registration and proxy statement necessary to obtain regulatory and its shareholder approval of the Mergers and the issuance of the ArgentBank Common Stock. ABI will be responsible for all costs related to conducting its shareholders' meeting and obtaining its shareholders' approval of the Mergers.

     In recognition of the fact that ArgentBank will bear the bulk of the expenses in preparing for regulatory approvals, if the shareholders of ABI fail to approve the Plan because of action taken by an officer or director of ABI or Assumption Bank upon opinion of counsel in order to fulfill their fiduciary duties, ABI will pay all reasonable third party out of pocket expenses incurred by ArgentBank in connection with the Mergers.

ACCOUNTING TREATMENT

     It is intended that the Mergers will qualify for purchase accounting treatment under general accepted accounting principles. Accordingly, the earnings of Assumption Bank will be combined with the earnings of ArgentBank from and after the Effective Date of the Bank Merger and any goodwill or other intangibles recorded in the transaction will be amortized through charges to income in future periods.

     MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

     Set forth below is a discussion of material federal income tax consequences of the Mergers. The discussion is intended only as a summary and does not purport to be a complete analysis of all potential tax effects relevant to a decision whether to vote for the approval of the Plan. The discussion is based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations thereunder, and applicable judicial and administrative interpretations on the date hereof, any of which is subject to change at any time. It is a condition to consummation of the Mergers that both parties shall have received from Watkins Ludlam & Stennis, P.A., an opinion of counsel as to certain tax aspects of the transactions contemplated by the Merger Agreements.

     ALL STOCK RECEIVED. Each ABI shareholder who, pursuant to the Company Merger, exchanges all of his ABI Common Stock for Assumption Bank Common Stock, will recognize no gain or loss upon such exchange. Any Assumption Bank shareholder who, pursuant to the Bank Merger, exchanges all of the Assumption Bank Stock that such holder owns solely for ArgentBank Common Stock will not recognize any gain or loss upon such exchange. The aggregate tax basis of ArgentBank Common Stock received by such a holder in exchange for Assumption Bank Common Stock will equal such holder's tax basis in the Assumption Bank Common Stock surrendered. If such shares of Assumption Bank Common Stock are held as capital assets on the Effective Date, the holding period of the ArgentBank Common Stock received will include the holding period of the Assumption Bank Common Stock surrendered therefor. Assumption Bank's shareholders should consult their tax advisors as to the determination of their tax basis and holding period in any one share of ArgentBank Common Stock, as several methods of determination may be available and in view of the stock exchange in the Company Merger.

     Part Stock and Part Cash Received. If the consideration received by an Assumption Bank shareholder consists of part cash and part ArgentBank Common Stock, a shareholder whose adjusted basis in the shares of Assumption Bank Common Stock surrendered in the transaction is less than the value, as of the Effective Date, of the ArgentBank Common Stock plus the amount of cash received will realize a gain on the transaction. Such shareholders will recognize gain equal to the lesser of (i) the excess, if any, of the value, as of the Effective Date, of the ArgentBank Common Stock plus the amount of cash received, over the adjusted basis of the shares of Assumption Bank Common Stock surrendered in the transaction or (ii) the amount of cash received. THE CHARACTER OF SUCH RECOGNIZED GAIN (I.E., AS A DIVIDEND OR CAPITAL GAIN) WILL DEPEND UPON WHETHER, ON A SHAREHOLDER-BY-SHAREHOLDER BASIS, THE EXCHANGE OF ASSUMPTION BANK COMMON STOCK FOR ARGENTBANK COMMON STOCK AND CASH HAS THE EFFECT OF THE DISTRIBUTION OF A DIVIDEND. IN THIS CASE, THERE ARE TWO APPLICABLE TESTS FOR THIS DETERMINATION: (I) A TEST TO SEE IF THE HYPOTHETICAL REDEMPTION OF ARGENTBANK COMMON STOCK (DISCUSSED BELOW) IS "SUBSTANTIALLY DISPROPORTIONATE" WITH RESPECT TO THE SHAREHOLDER, AND (II) A TEST TO DETERMINE WHETHER THE HYPOTHETICAL REDEMPTION OF ARGENTBANK COMMON STOCK IS "NOT ESSENTIALLY EQUIVALENT TO A DIVIDEND," WITH BOTH TESTS TAKING INTO ACCOUNT THE CONSTRUCTIVE STOCK OWNERSHIP RULES OF SECTION 318(A) OF THE CODE. IF EITHER ONE OF THESE TESTS IS MET, THE ASSUMPTION BANK SHAREHOLDER WILL BE ENTITLED TO CAPITAL GAIN TREATMENT.

     The determination of whether the exchange is "substantially disproportionate" with respect to the shareholder must be made by comparing the interest each Assumption Bank shareholder actually receives in ArgentBank in the Bank Merger exchange with the interest such shareholder would have received in ArgentBank if solely ArgentBank Common Stock had been received, followed by a hypothetical redemption by ArgentBank. The deemed redemption will qualify as "substantially disproportionate" if the shareholder experiences a more than 20 percent reduction in his proportionate interest in ArgentBank as a result.

     The hypothetical redemption of ArgentBank Common Stock will be treated as "not essentially equivalent to a dividend" if such redemption (a) involves a minority shareholder whose relative stock interest in ArgentBank is minimal and who exercises no control over the affairs of ArgentBank, or (b) results in a reduction of the former Assumption Bank shareholder's right to vote, to participate in current earnings and accumulated surplus, or to share in ArgentBank's net assets on liquidation.

     In the event an Assumption Bank shareholder realizes a loss, under current tax laws, such loss would not be currently allowed and would not be recognized for federal income tax purposes. Such disallowed loss would be reflected in the adjusted tax basis of the shares of ArgentBank Common Stock received in the Bank Merger. As previously noted, no gain or loss will be recognized in connection with the stock-for-stock exchange pursuant to the Company Merger.

     ALL CASH RECEIVED. If the consideration received by an Assumption Bank shareholder consists entirely of cash, gain or loss will be recognized by the shareholder to the extent of the difference between the amount of cash received and the adjusted tax basis of the shares of Assumption Bank Common Stock surrendered in the transaction. Any such gain or loss recognized will be treated as capital gain or loss if the shares of Assumption Common Stock surrendered in the transaction were held as capital assets and if after the exchange such shareholder is not treated as constructively owning any ArgentBank Common Stock. In determining constructive ownership, stock owned by a shareholder's spouse, children, grandchildren and parents generally must be attributed to that shareholder. Stock owned by partnerships, estates, trusts and certain corporations is attributed to the partners, beneficiaries and shareholders in applying these rules. If a shareholder's interest after application of these attribution rules has not been completely terminated in the transaction, that shareholder may nevertheless receive capital gain treatment under the "substantially disproportionate" or "not essentially equivalent to a dividend" tests discussed above.

     FRACTIONAL SHARES. There will be no fractional shares issued in connection with the Company Merger. To avoid the expense and inconvenience to ArgentBank of issuing fractional shares, no fractional shares of ArgentBank Common Stock will be issued pursuant to the Bank Merger. Any Assumption Bank shareholder who receives cash pursuant to the Bank Merger in lieu of a fractional share interest will be treated as having received such fractional share pursuant to the merger, and then as having exchanged such fractional share for cash in a redemption by ArgentBank subject to the provisions and limitations of Section 302(a) of the Code. If the ArgentBank Common Stock represents a capital asset in the hands of the shareholder, then the shareholder will generally recognize capital gain or loss on such a deemed redemption of the fractional share in an amount determined by the difference between the amount of cash received for such fractional share and the shareholder's tax basis in the fractional share.

     DISSENTERS. ABI or Assumption Bank shareholders who perfect statutory appraisal rights in connection with the Mergers will be treated as having received the fair value of ABI Common Stock or Assumption Bank Common Stock, as the case may be, as determined in the appraisal rights proceeding, in redemption of ABI or Assumption Bank Common Stock subject to the proceeding. Such deemed redemption will be subject to the provisions and limitations of Section 302(a) of the Code, with the result that a holder who exercises statutory appraisal rights will recognize gain or loss equal to the difference between the amount realized and such holder's tax basis in the stock subject to the proceeding. Any such gain or loss recognized on such redemption will be treated as capital gain or loss if the stock with respect to which statutory appraisal rights were exercised were held as capital assets and if after the deemed redemption, such shareholder does not constructively own any Assumption Bank Common Stock (after the Company Merger), or any ArgentBank Common Stock (after the Bank Merger). Each shareholder who contemplates exercising statutory appraisal rights in connection with either of the Mergers should consult his tax advisor as to the possibility that all or a portion of the payment received pursuant to the appraisal proceeding will be treated as dividend income.

     BACKUP WITHHOLDING. Unless an exemption applies under the applicable law and regulations, SunTrust Bank, as the Exchange Agent, will be required to withhold thirty-one percent (31%) of any cash payments to which a shareholder or other payee is entitled pursuant to the Mergers unless the shareholder or other payee provides his taxpayer identification number (social security number or employer identification number) and certifies that such number is correct. Each shareholder and, if applicable, each other payee should complete and sign the substitute Form W-9 included as part of the transmittal letter so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is established in a manner satisfactory to ArgentBank and the Exchange Agent.


     THE FOREGOING ANALYSIS OF FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. SHAREHOLDERS OF ABI AND ARGENTBANK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGERS AND OF OWNERSHIP OF ARGENTBANK COMMON STOCK, INCLUDING THE APPLICATION AND EFFECT OF STATE AND LOCAL INCOME AND OTHER TAX LAWS.

                        DISSENTERS' RIGHTS

ABI SHAREHOLDERS

     IF  A  SHAREHOLDER  OF ABI COMMON  STOCK  WHO  OBJECTS  TO
THE MERGERS AND DESIRES TO PERFECT DISSENTERS' RIGHTS IS NOT TIMELY IN TAKING ANY OF THE FOLLOWING STEPS, THE
SHAREHOLDER WILL LOSE THE RIGHT TO DISSENT FROM THE MERGERS AND THE SHARES OWNED BY SUCH SHAREHOLDER WILL BE CONVERTED AS OF THE EFFECTIVE TIME OF THE MERGERS INTO THE RIGHT TO RECEIVE ARGENTBANK COMMON STOCK AND/OR CASH IN ACCORDANCE WITH THE TERMS OF THE PLAN.

     Unless the Mergers are approved by the holders of at least eighty percent (80%) of the total voting power of ABI, Section 131 of the LBCL allows a shareholder of ABI Common Stock who objects to the Mergers and who complies with the provisions of that section to dissent from the Mergers and to be paid the fair cash value of his shares of ABI Common Stock, as of the day before the ABI Meeting, as determined by agreement between the shareholder and ArgentBank or by the state district court for the Parish of Assumption if the shareholder and ArgentBank are unable to agree upon the fair cash value of such shares.

     To exercise the right of dissent, a shareholder must (i) file with ABI a written objection to the Mergers prior to or at the ABI Meeting, and (ii) vote his shares against the Mergers at the ABI Meeting. Such written objection must be delivered to ABI. Neither a vote against the Mergers nor a specification in a proxy to vote against or an abstention from voting on the Mergers alone will constitute the necessary written objection to the Mergers. Moreover, by voting in favor of the Mergers, by abstaining from voting on the Mergers, or by returning the enclosed proxy without instructing the proxy holders to vote against the Mergers, a shareholder waives his rights under
Section 131 of the LBCL.

     If the Mergers are approved by less than 80 percent (80%) of the total voting power of ABI, then promptly after the Effective Date of the Mergers, written notice of consummation of the Mergers will be given by registered mail to each shareholder who filed a written objection and voted against the Mergers. Within twenty days of the mailing of such notice, the shareholder must file with ArgentBank a written demand for payment of the fair cash value of his shares as of the day before the ABI Meeting and must state the amount demanded and a post office address to which ArgentBank may reply. The shareholder also must deposit the certificate(s) formerly representing his shares of ABI Common Stock in escrow with a bank or trust company located in Assumption Parish, Louisiana. With the above-mentioned demand, the shareholder must also deliver to ArgentBank the written acknowledgment of such bank or trust company that it holds the certificate(s), duly endorsed and transferred to ArgentBank, on the sole condition that the certificate(s) will be delivered to ArgentBank upon payment of the value of the shares in accordance with Section 131.

     Unless the shareholder objects to and votes against the Mergers, demands payment, deposits his certificate(s) and delivers the required acknowledgment in accordance with the above mentioned procedures and within the time periods set forth above, the shareholder will conclusively be presumed to have acquiesced to the Mergers and will forfeit any right to seek payment pursuant to Section 131.

     If ArgentBank does not agree with the fair value demanded by the shareholder, or does not agree that payment is due, it will notify the shareholder within twenty days after receipt of the shareholder's demand and acknowledgment, and state in such notice the value it is willing to pay for the shares or its belief that no payment is due. If the shareholder does not agree to accept the amount offered by ArgentBank, he must, within 60 days after receipt of such notice, file suit against ArgentBank in the state district court for the Parish of Assumption for a judicial determination of the fair cash value of the shares. Any shareholder entitled to file such suit, within such 60-day period but not thereafter, may intervene as a plaintiff in any suit filed against ArgentBank by any other former ABI shareholder for a judicial determination of the fair cash value of such other shareholder's shares. If a shareholder fails to bring or to intervene in such a suit within the applicable 60-day period, he will be deemed to have consented to accept ArgentBank's statement that no payment is due or, if ArgentBank does not contend that no payment is due, to accept the amount specified by ArgentBank in its notice of disagreement.

     If, upon filing of any such suit or intervention, ArgentBank deposits with the court the amount, if any, that it specified in its notice of disagreement, and if in that notice ArgentBank offered to pay such amount to the shareholder on demand, then the costs (not including legal fees) of the suit or intervention will be taxed against the shareholder if the amount finally awarded to him, exclusive of interest or costs, is equal to or less than the amount so deposited; otherwise, the costs (not including legal fees) will be taxed against ArgentBank.

     Upon filing a demand for the value of his shares, a shareholder ceases to have any rights as a shareholder except the rights created by Section 131. The shareholder's demand may be withdrawn voluntarily at any time before ArgentBank gives its notice of disagreement. Withdrawal of a demand thereafter requires the written consent of ArgentBank. If withdrawn, or if the shareholder otherwise loses his dissenters' rights under
Section 131, he will be restored to his rights as a shareholder as of the time of filing his demand for fair cash value.

     Prior to the Effective Date, dissenting shareholders of ABI should send any communications regarding their rights to Harold
R. Templet, Secretary, Assumption Bancshares, Inc., 110 Franklin Street, Napoleanville, Louisiana 70390-0398. On or after the Effective Date, dissenting shareholders should send any communications regarding their rights to William B. Gautreaux, Cashier, ArgentBank, 400 Green Street, Thibodaux, Louisiana 70301. All such communications should be signed by or on behalf of the dissenting shareholder in the form in which his shares are registered on the books of ABI. ArgentBank has the right to terminate the Merger Agreements if the number of shares of ABI Common Stock as to which holders thereof are legally entitled to assert dissenters' rights equals 10% or more of the outstanding shares of ABI Common Stock. See "THE MERGERS -- Amendment; Termination."

     THE FOREGOING SUMMARY OF DISSENTERS' RIGHTS UNDER THE LBCL IS NECESSARILY INCOMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTION 131 OF THE LBCL, WHICH IS SET FORTH IN ITS ENTIRETY IN THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR AS APPENDIX D.

ARGENTBANK SHAREHOLDERS

     ArgentBank is governed by the Louisiana Banking Laws.
Pursuant to R.S. 6:376 of the Louisiana Banking Laws, the shareholders of ArgentBank are not entitled to appraisal rights in connection with the Mergers because ArgentBank Common Stock is listed on the American Stock Exchange.

   UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


     The following unaudited pro forma condensed combined financial information gives effect to the Merger using the purchase method of accounting and should be read in conjunction with the consolidated financial statements and notes thereto of ArgentBank incorporated herein by reference and of ABI included elsewhere in this Joint Proxy Statement/Offering Circular. The pro forma information is presented for illustrative purposes only, and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated in accordance with the assumptions set forth under "Notes to Unaudited Pro Forma Condensed Combined Financial Statements," nor is it necessarily indicative of future operating results or financial position.

     The unaudited pro forma condensed combined balance sheet at December 31, 1996, set forth below, gives effect to the Merger under the purchase method of accounting as if the Merger had occurred on December 31, 1996. The unaudited pro forma condensed combined statement of income for the year ended December 31, 1996 combines the historical statements of income of ArgentBank and ABI as if the Merger had been effective as of January 1, 1996. The costs associated with the Merger, estimated to be approximately $600,000, will be capitalized as part of intangibles upon the consummation of the Merger and have not been reflected in the following pro forma statements.

                                        ARGENTBANK
                   UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  AS OF DECEMBER 31, 1996



                                                                               PRO FORMA                          PRO FORMA
DECEMBER 31, 1996 (IN THOUSANDS)         ARGENTBANK                   ABI      ADJUSTMENT                           COMBINED
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
     Cash and due from banks                 $20,331                4,366         (7,525)            (a)            $17,172
     Federal Funds sold                       20,950               10,400                                            31,350
     Held-to-maturity securities              42,433               13,755            233             (b)             56,421
     Available-for-sale securities           150,226               20,339                                           170,565
     Loans, net of unearned
      discount                               345,713               60,831            943             (b)            407,487
     Less: Allowance for loan
      losses                                 (10,427)              (1,190)                                          (11,617)
                                            ---------             --------                                          --------
     Loans, net                              335,286               59,641                                           395,870
     Accrued interest receivable               3,980                  851                                             4,831
     Other real estate, net                 - - - -                    30                                                30
     Bank premises and equipment,
      net                                      9,855                2,092                                            11,947
     Other assets                              6,893                  328         10,489             (c)             17,710
                                            ---------             --------                                          --------
TOTAL ASSETS                                $589,954             $111,802                                          $705,896
                                            =========             ========                                         ========
LIABILITIES
Deposits:
     Non-interest-bearing                    $82,693              $14,295                                           $96,988
     Interest-bearing                        433,795               87,083                                           520,878
                                            ---------             --------                                         --------
          TOTAL DEPOSITS                     516,488              101,378                                           617,866
     Accrued interest payable                  4,026                  368                                             4,394
    Other liabilities                          1,777                  221                                             1,998
                                            ---------             --------                                         --------
          TOTAL LIABILITIES                  522,291              101,967                                           624,258

EQUITY
     Capital stock                               586                  800           (726)            (a)                660
     Capital surplus                          25,079                  450         13,451             (a)             38,980
     Net unrealized gains (losses)
      on AFS securities                           96                  (11)            11             (a)                 96
     Retained earnings                        41,902                8,596         (8,596)            (a)             41,902
                                            ---------             --------       --------                           --------
 TOTAL EQUITY                                 67,663                9,835                                            81,638
                                            ---------             --------                                          --------
 TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY                       $589,954             $111,802                                          $705,896
                                            =========             ========                                          ========

See accompanying notes to pro forma Condensed Combined Financial Statements.

                                        ARGENTBANK
              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                           For the Year Ended December 31, 1996


YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS, EXCEPT PER                                                              PRO FORMA      PRO FORMA
SHARE DATA)                                      ARGENTBANK               ABI          ADJUSTMENT      COMBINED
---------------------------------------------------------------------------------------------------------------
INTEREST INCOME:
     Loans, including fees                         $27,145              $5,510         (190)   (e)       $32,465
     Securities                                     13,423               2,176                            15,599
     Federal funds sold                                724                 244                               968
     Deposits in other banks                      - - - -                    6                                 6
                                                  --------             -------        ------             -------
TOTAL INTEREST INCOME                               41,292               7,936                            49,038
INTEREST EXPENSE-DEPOSITS                           16,843               3,211                            20,054
                                                   -------             -------                           -------
NET INTEREST INCOME                                 24,449               4,725                            28,984
     Provision for (recovery of) loan
       losses                                        (300)                  36                             (264)
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                           24,749               4,689                            29,248
NON-INTEREST INCOME:
     Customer service fees                           2,703                 443                             3,146
     Securities gains, net                             151                   7                               158
     Other income                                      332                 137                               469
                                                   -------              ------                            ------
TOTAL NON-INTEREST INCOME                            3,186                 587                             3,773
NON-INTEREST EXPENSE:
     Salaries and employee benefits                  7,651               1,835                             9,486
     Net occupancy expense of bank premises          2,384                 661                             3,045
     Data processing expense                         1,797                  18                             1,815
     Other expense                                   4,781               1,209          675    (d)          6,665
                                                    ------              ------                            ------
TOTAL NON-INTEREST EXPENSE                          16,613               3,723                             21,011
                                                    ------              ------                             ------
INCOME BEFORE INCOME TAXES                          11,322               1,553                             12,010
     Income taxes                                    3,584                 420                              4,004
                                                    ------              ------                             ------
NET INCOME                                          $7,738              $1,133                             $8,006
                                                    ======              ======                             ======

Weighted average shares outstanding              5,906,000           1,131,584                          6,641,530
Earnings per share                                   $1.31               $1.00                               1.21


See accompanying notes to pro forma Condensed Combined Financial Statements.





                            ARGENTBANK
             NOTES TO UNAUDITED PRO FORMA CONDENSED
                  COMBINED FINANCIAL STATEMENTS
                           (UNAUDITED)



(a) Under the terms of the Plan, ArgentBank will issue cash and ArgentBank Common Stock with an aggregate value at the Effective Date of the Bank Merger of $21,500,000. The number of shares of ArgentBank Common Stock to be exchanged in the Bank Merger will be determined by the Average Market Price of ArgentBank Common Stock. For purposes of the pro forma financial statements, the ArgentBank Common Stock is assumed to have an Average Market Price in the merger of $19.00, resulting in the issuance of 735,530 shares of ArgentBank Common Stock for 65% of the common stock of Assumption Bank (an exchange ratio of 7.0724) and $7,525,000 cash for the remaining 35%.


(b) Adjustment reflects the write-up of Assumption Bank's held-to-maturity securities and loans to fair value.


(c) Amount represents the resulting intangibles of core deposits and goodwill. ArgentBank intends to have a core deposit study performed in order to determine the appropriate allocation of the intangibles. For pro forma financial statement purposes, the core deposit intangible is estimated to be approximately $3,000,000 with a life of 8 years, and the goodwill is estimated to be $7,489,000 with a life of 25 years.


(d) Amount represents approximately one year of amortization of intangibles assuming that the Merger was consummated on January 1, 1996.


(e) Amount represents approximately one year amortization of premium on loans assuming that the Merger was consummated on January 1.

               COMPARISON OF RIGHTS OF SHAREHOLDERS


     If the shareholders of ABI approve the Merger Agreements and Bank Merger is subsequently consummated, all shareholders of ABI who elect, or are required by the terms of the Plan, to receive shares of ArgentBank Common Stock, will become shareholders of ArgentBank. The rights of shareholders of ABI who receive ArgentBank Common Stock in connection with the Mergers will be governed by the Articles of Incorporation as amended, and Bylaws, as amended, of ArgentBank, rather than the Articles of Incorporation and Bylaws of ABI. The rights of ArgentBank's shareholders are governed by the Articles of Incorporation of ArgentBank, the Bylaws of ArgentBank and the laws of the State of Louisiana, including the Louisiana Banking Laws. The rights of ABI's shareholders are governed by the Articles of Incorporation of ABI, the Bylaws of ABI and the Louisiana Business Corporation Law. The following is a brief summary of the principal differences between the rights of shareholders of ArgentBank and the shareholders of ABI. This summary is qualified in its entirety by reference to the Articles of Incorporation and Bylaws of ArgentBank; the Articles of Incorporation and Bylaws of ABI; as well as the Louisiana Banking Laws and the Louisiana Business Corporation Law (the "LBCL").

AUTHORIZED CAPITAL

     ABI has 1,000,000 shares of authorized capital stock having a par value of $5.00 per share and no authorized preferred stock.

     ArgentBank currently has an authorized capitalization of 10,000,000 shares of capital stock, par value $.10 per share, but plans to increase this amount to 16,000,000 upon the approval of ArgentBank's shareholders at the ArgentBank Meeting. Of these authorized shares, as of the date of this Joint Proxy Statement/Offering Circular, 5,863,668 shares of capital stock were issued and outstanding.

BOARD OF DIRECTORS

     According to ABI's Bylaws, the affairs of ABI shall be managed by a Board of Directors of thirteen persons. They shall be elected at the annual meeting of the shareholders and shall hold office for a three-year term. Directors must be between 30 and 70 years of age. The ABI Board of Directors is divided into three classes, as nearly equal in number as possible, with members of each class to serve for three years and with one class being elected each year. At all meetings of the Board of Directors of ABI, a majority of the directors constitutes a quorum for the transaction of business. By resolution of the ABI Board of Directors, those persons serving as directors may be compensated a fixed salary and actual expenses of attendance, if any, for attending board meetings.

     Nominations for election to the ABI Board of Directors may be made by the Board of Directors or by any shareholders. Shareholder nominations to the Board must be in writing and delivered to the President not less than 14 nor more than 50 days prior to any meeting of shareholders held for the purpose of electing directors; provided, however, that if less than 21 days' notice of such meeting is given to shareholders, such nomination shall be mailed or delivered to the President of ABI not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain certain information concerning the proposed nominee or nominees.

     ArgentBank's Articles provide for a Board of Directors of 15-25 shareholders, all of whom must be United States citizens and residents of Louisiana. Directors are elected at a general
meeting of the shareholders for a one-year term.   Presently
there are twenty directors.   Management of ArgentBank does not
plan to fill these vacancies at this time, except after the Effective Date of the Mergers, if consummated, the Board intends to expand the size of the Board of Directors by nominating a former ABI director to the ArgentBank Board of Directors. Directors must own at least 1,200 shares of unpledged ArgentBank Common Stock. A majority of the directors constitutes a quorum at any meeting.

     Nominations for election for up to 25 persons to the Board of Directors may be made by the Board of Directors or by a shareholder or shareholders owning in the aggregate 10% of the outstanding stock of ArgentBank. Shareholder nominations to the Board must by made in writing and delivered to the Chairman of the ArgentBank Board on or before 120 days prior to the annual meeting of shareholders in order to be considered for inclusion in a proxy statement for an annual meeting of shareholders. Such notification must contain certain information concerning the proposed nominee or nominees.

REMOVAL OF DIRECTORS

     Pursuant to the ABI Articles, the shareholders may remove a director by a vote of seventy-five percent (75%) of the total voting power of ABI.

     The Board of Directors of ArgentBank may declare vacant the office of a director if he is interdicted or adjudicated an incompetent, is adjudicated a bankrupt, becomes incapacitated for six months or ceases to have the qualifications required by the Articles or ArgentBank Bylaws. The ArgentBank shareholders, pursuant to the Louisiana Banking laws, by the vote of a majority of the total voting power at any meeting called for that purpose, may remove from office any one or more directors, notwithstanding that his or their terms or office may not have expired, and may fill such vacancy for the unexpired term.

VACANCIES IN THE BOARD OF DIRECTORS

     The ABI Bylaws provide that the remaining directors, even though not constituting a quorum, may, by a majority vote, fill any vacancy on the Board (including any vacancy resulting from an increase in the authorized number of directors, or from failure of the shareholders to elect the full number of authorized directors) for an unexpired term. The Bylaws further provide that the shareholders have the right to fill the vacancy at a special meeting called for that purpose. A director elected to fill a vacancy serves the unexpired term of his predecessor in office.

     Vacancies on the ArgentBank Board from any cause shall be filled by the remaining directors or by the shareholders at a special meeting called for such purpose.

AMENDMENT OF THE ARTICLES OF INCORPORATION

     The affirmative vote of the holders of two-thirds of the voting power of shareholders shall be necessary to amend the Articles of Incorporation of ABI except that the affirmative vote of the holders of seventy-five percent (75%) of the total voting power of ABI is required to amend or repeal Article IV (Directors) and the affirmative vote of the holders of not less than seventy-five percent (75%) or more of the outstanding shares of Common Stock and the affirmative vote of the holders of not less than a majority of the Independent Shares (see "COMPARISON OF RIGHTS OF SHAREHOLDERS -- Supermajority Voting Requirements; Business Combinations") shall be required to repeal Article VI (Certain Business Combinations).

     Articles X and XI of ArgentBank's Articles shall not be amended without a vote of seventy-five percent (75%) of the voting power of all outstanding and issued shares of ArgentBank Common Stock. The remaining Articles shall not be amended without a vote of two-thirds of the voting power present at a shareholders meeting.

AMENDMENT OF BYLAWS

     The ABI Bylaws may be amended or repealed by the Board of Directors at any regular or special meeting or by the shareholders at any annual or special meeting.

     The ArgentBank Bylaws may be amended or repealed by the Board of Directors at any regular board meeting.

SPECIAL MEETINGS OF SHAREHOLDERS

     The ABI Articles provide that at any time, upon the written request of any shareholder or shareholders holding in the aggregate a majority of the outstanding shares of ABI Common
Stock, the Secretary shall call a special shareholders meeting.

     Special meetings of the ArgentBank shareholders may be called at any time by the Board of Directors and upon the request in writing by any shareholder or shareholders holding in the aggregate one-fifth of the total voting power. A majority of the outstanding capital stock shall constitute a quorum for a shareholder's meeting.

SHAREHOLDERS' PROPOSALS

     ABI. ABI's Articles and Bylaws have no provisions concerning shareholders' proposals.

     ARGENTBANK. Shareholders' proposals to be presented at the annual meeting shall be received by ArgentBank not less than 90 days in advance of a date corresponding to the date of ArgentBank's proxy statement released to the shareholders in connection with the previous year's annual meeting of shareholders, except that if the date of the annual meeting has been changed by more than 30 calendar days from the date of the previous year's annual meeting, a proposal shall be received by management in reasonable time before the solicitation is made.

PREEMPTIVE RIGHTS

     The holders of ABI Common Stock do not have any preemptive or preferential right to purchase or subscribe for any additional shares of ABI Common Stock that may be issued.

     The holders of ArgentBank Common Stock do not have any preemptive rights to subscribe to any additional shares or other securities that may be issued or offered by ArgentBank in the future. Accordingly, ArgentBank Common Stock may be offered in the future to the investing public or to shareholders at the discretion of its Board of Directors.

REPORTS TO SHAREHOLDERS

     The ABI Common Stock is registered under the Exchange Act and, therefore ABI is required to provide annual reports containing audited financial statements to shareholders and to file such other reports with the SEC and solicit proxies in accordance with the rules of the SEC. ABI also provides reports to its shareholders on a interim basis containing unaudited financial information.

     As a state chartered bank, the ArgentBank Common Stock is registered under the Exchange Act and therefore ArgentBank is required to provide annual reports containing audited financial statements to shareholders and to file such other reports with the FDIC and solicit proxies in accordance with the rules of the FDIC. ArgentBank also provides reports to its shareholders on an interim basis containing unaudited financial information.

DIVIDENDS

     The sources of funds for payments of dividends by ABI is Assumption Bank. Because Assumption Bank is a financial institution, payments made by Assumption Bank to ABI is limited by law and regulations of Assumption Bank regulatory authorities.

     The Louisiana Business Corporation Law provides that a board of directors may declare dividends in cash, property or shares out of surplus (except earned surplus reserved by the board) except: (1) when the corporation is insolvent or would thereby become insolvent, or (2) when such would be contrary to restrictions in the corporation's Articles of Incorporation. If no surplus is available, dividends may be paid out of net profits for current or preceding fiscal years, under certain restrictions. No dividend may be paid in shares other than with treasury shares without transfer to stated capital from surplus of (1) an amount not less than the aggregate par value of shares issued, and (2) an amount determined by directors in respect to no par shares issued.

     The shareholders of ArgentBank are similarly entitled to dividends when and as declared by its Board of Directors out of funds legally available therefore. No dividends may be declared or paid until ArgentBank has surplus equal to fifty percent of its outstanding common stock, provided that surplus shall not be reduced below that fifty percent level by the payment of the dividend. In addition, prior approval of the Commissioner of the Louisiana Office of Financial Institutions shall be required if the total of all dividends declared and paid by ArgentBank during any one year would exceed the total of its net profits of that year combined with the net profits from the immediately preceding year. ArgentBank's ability to pay dividends can be further limited by its governing regulatory agency pursuant to the imposition of various enforcement actions upon ArgentBank. As a result, the ability of ArgentBank to pay dividends on its outstanding shares is subject, to some extent, to federal regulatory limitations.

VOTING RIGHTS

     The holders of shares of ABI Common Stock, and the holders of ArgentBank Common Stock are each entitled to one vote per share on all matters brought before the shareholders.

SUPERMAJORITY VOTING REQUIREMENTS; BUSINESS COMBINATIONS

     The ABI Articles require the affirmative vote of the holders of not less than seventy-five percent (75%) of the outstanding shares of ABI Common Stock and the affirmative vote of the holders of not less than a majority of the Independent Shares for the approval of any Business Combination, which is defined to include any merger, consolidation, sale, lease or exchange of ABI's assets, with any Related Person. The term Independent Shares means the outstanding shares of ABI Common Stock which are not beneficially owned by a Related Person, defined as a person or entity which together with affiliates owns in the aggregate between fifteen percent (15%) or more of the outstanding ABI Common Stock. A two-thirds vote of the shares present at the meeting is required and the seventy-five percent provision is not applicable if the Business Combination is approved by not less than a majority of the continuing directors or if other conditions are met which relate to the price per share paid by the Related Person or the fair market value per share on the date the related person acquired fifteen percent (15%) of the shares and the consideration to be received by the ABI shareholders.

     The ABI Articles' provisions described above may not be amended without the affirmative vote of the holders of seventy-five percent (75%) of the outstanding shares of ABI Common Stock and the affirmative vote of not less than a majority of the Independent Shares.

     ArgentBank's Articles currently provide that unless a merger, consolidation, liquidation of conversion is previously approved by at least two-thirds vote of the entire Board of Directors, in which case a simple majority vote of the shareholders will be sufficient for approval, no merger, consolidation, liquidation or conversion shall be authorized without the approval of seventy-five percent (75%) of the voting power of all outstanding and issued shares of ArgentBank Common Stock. The shareholders of ArgentBank will vote at the ArgentBank Meeting to amend the Articles to eliminate the requirement to obtain shareholder approval for certain business combinations. See "APPROVAL OF AMENDMENTS TO ARGENTBANK ARTICLES."

     No amendment altering the provision of ArgentBank's Article concerning business combinations may be adopted except by seventy-five (75%) percent of the voting power of all outstanding and issued share at an annual or special meeting of shareholders, the notice of which sets forth the proposed amendment or a summary of the changes to be made thereby.

REDEMPTION AND RETIREMENT

     As a Louisiana Corporation, ABI cannot purchase or redeem its shares when it is insolvent, or at a price, in the case of shares subject to redemption, exceeding the redemption price thereof, or when its net assets are less than, or such purchase would reduce its net assets below, the aggregate amount payable on liquidation upon any issued shares having a preferential right to participate in the assets in the event of liquidation which remain after the purchase or redemption and cancellation of any shares in connection with the purchase or redemption.

     As a Louisiana state bank, ArgentBank may reduce its capital stock only in conformity with the written permission of the Commissioner of OFI. In addition, ArgentBank may be required to obtain permission from the FDIC to retire or repurchase capital.

SHAREHOLDERS' INSPECTION RIGHTS

     Under the Louisiana Business Corporation Law, upon at least five days' written notice, any shareholder of ABI, except a business competitor, who is and has been the holder of record of at least five percent of the outstanding shares of any class of a corporation for at least six months has the right to examine, in person or by agent or attorney, at any reasonable time, for any proper and reasonable purpose, any and all of the records and accounts of the corporation and to make extracts therefrom. Louisiana law allows two or more shareholders, each of whom has been a holder of record for six months, whose aggregate holdings equal five percent to inspect the records.

     Under the Louisiana Banking Laws, every shareholder (or combination of two or more shareholders of ArgentBank), except a business competitor of the state bank, who has been the holder of record of at least two percent of all outstanding shares of a state bank for at least six months has the right to examine, in person or by agent or attorney, at any reasonable time and for any proper and reasonable purpose, books showing the amount of common stock subscribed, the names and residences of owners of shares, the amount of stock owned by each of them, the amount of said stock paid by whom, the last transfer of said stock with the date of transfer, the names and residences of its officers, the records of proceedings of shareholders, of the directors, and of the committees of the board, and the articles of incorporation and bylaws of ArgentBank. Every shareholder (or combination of two or more shareholders), except a business competitor of the state bank, who has been a holder of record of at least twenty-five percent of all of the outstanding shares of ArgentBank for at least six months shall have the right to examine in person, by agent, or attorney, at any reasonable time and for any proper and reasonable purpose, any and all of the books and records of ArgentBank, except files relating to credit information, loan transaction, and deposit accounts of individual customers of ArgentBank, which are confidential and not subject to shareholder inspection.

LIMITATION OF LIABILITY OF DIRECTORS

     The ABI Articles provide that no director or officer of the corporation shall be liable to ABI or its shareholders for monetary damages for breach of his fiduciary duty, provided that ABI shall not limit the liability of a director for any breach of his duty of loyalty to ABI or its shareholders (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of laws (c) liability for unlawful redemption or purchase of ABI's shares from shareholders of ABI, under and to the extent provided in R.S. 12:920; or
(d) any transaction from which he derived an improper personal benefit.

     The ArgentBank Articles provide that no director or officer shall be personally liable to ArgentBank or to any shareholder for monetary damages for breach of his or her fiduciary duty.

INDEMNIFICATION

     The ABI articles provide for ABI to indemnify its officers, directors, employees and agents to the extent set forth in the Bylaws. The ABI Bylaws provide that to the extent expenses exceed the amounts reimbursed or paid pursuant to insurance maintained by ABI, ABI shall indemnify directors and officers against any expenses actually incurred by him in connection with any claim, if he is successful in his defense of the claim on the merits or has been found by a determining body to have met the applicable standard of conduct; provided that the amount otherwise payable by ABI may be reduced by the determining body if it determines that the claim involved the receipt of a personal benefit. No indemnification shall be made for liability for willful or intentional misconduct in the performance of his duty to ABI or to have obtained an improper personal benefit unless a court determines such person is entitled to indemnify for such expenses as the court deems proper.

     ArgentBank's Articles provide that ArgentBank shall fully indemnify and otherwise hold the said Officer or Director harmless from any such action or Judgment obtained therein or claim, except that said Officer or Director shall be responsible for (a) a breach of his or her fiduciary obligation to the corporation or its Shareholders, (b) acts or omissions not in good faith, acts or omissions of intentional misconduct or knowingly in violation of the law, (c) liability under Louisiana Revised Statutes 12:92(D); or (d) any transaction from which the Officer or Director derived an improper personal benefit.

     The Louisiana Banking Laws permit a state bank to indemnify a director, officer, employee or agent if he conducted himself in good faith; reasonably believed that his conduct was in the best interests of the state bank, or that the conduct was at least not opposed to the best interests of the state bank. In the case of a criminal proceeding, the director must show that he has no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct required under the Louisiana Banking Laws.

     Unless limited by its articles of incorporation, a state bank may indemnify a director or officer who was wholly successful, on the merits or otherwise, in the defense or any proceeding to which he was a party because he is or was a director, officer, employee or agent of the state bank against reasonable expenses incurred by him in connection with the proceeding. A state bank may pay for or reimburse the reasonable expenses incurred by a director, officer, employee or agent who is a party to a proceeding prior to a final disposition of the proceeding upon the party furnishing a written affirmation of his good faith belief that he has meet the required standard of conduct and a written undertaking to repay the advance if it is ultimately determined that he did not meet the standard of conduct. The undertaking need not be secured and may be accepted without reference to financial ability to make repayment.

     A state bank may not indemnify a director unless authorized in the specific case after a determination has been made that the indemnification of the director is permissible in the circumstances because he has met the required standard of conduct. The determination may be made by a majority vote of a quorum consisting of directors not party to the proceeding. If such quorum cannot be obtained, the determination may be made by majority vote of a committee duly designated by the board (in which directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding or by a special legal counsel selected by the board or the directors or by the shareholders. Shares held by directors who are parties may not be voted on the determination.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, ArgentBank has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

APPRAISAL RIGHTS

     The LBCL provides appraisal rights to shareholders of ABI in connection with mergers and consolidations and the sale, lease or exchange of all of the corporation's assets, if such are approved by less than eighty percent (80%) of a corporation's total voting power. Appraisal rights are not available under the LBCL in the case of: (1) a sale pursuant to a court order; (2) a sale for cash requiring distribution of all or substantially all of the net proceeds to shareholders in accordance with their respective interests within one (1) year of the date of the sale; and (3) shareholders holding shares of any class of stock which, at the record date fixed to determine shareholders entitled to receive notice of and to vote at the meeting of shareholders at which a merger or consolidation was acted on, were listed on a national securities exchange unless the shares of such shareholders were not converted by the merger or consolidation solely into shares of the surviving or new corporation.

     Pursuant to Louisiana Banking Laws, ArgentBank shareholders do not have dissenters' rights in the event of a sale, lease or exchange of all or substantially all of its assets if ArgentBank is the surviving bank of the Business Combination and if ArgentBank's Common Stock is listed on a national securities exchange (which includes the American Stock Exchange, on which ArgentBank is currently listed) and if the shares held by ArgentBank's shareholders will not be converted by virtue of the merger. However, if ArgentBank, by vote of its shareholders, authorizes a merger or combination into another entity or a voluntary liquidation, ArgentBank shareholders, may dissent to a merger and receive in cash the fair market value of their shares as of the date of the shareholders' meeting only if the merger is effected upon approval by less than eighty percent (80%) of ArgentBank's total voting power.


PRINCIPAL BUSINESS

     ASSUMPTION BANCSHARES, INC. ABI, a Louisiana corporation, was organized on March 4, 1984 and is a bank holding company registered under the Bank Holding Company Act of 1956, as amended. At December 31, 1996, ABI had total consolidated assets of approximately $112 million and shareholders' equity of approximately $9.8 million. ABI is domiciled in Napoleonville, Louisiana and its principal executive offices are located at 110 Franklin Street, Napoleonville, Louisiana 70390 and its telephone number is (504) 369-7269. See "CERTAIN INFORMATION CONCERNING ABI AND ASSUMPTION BANK."

     ASSUMPTION BANK & TRUST COMPANY. Assumption Bank, a Louisiana state nonmember bank, was organized on December 18, 1933. Assumption Bank's deposits are insured by the FDIC. At December 31, 1996, Assumption Bank had total assets of approximately $112 million, total deposits of approximately $101 million and total shareholders' equity of approximately $9.8 million. Assumption Bank is domiciled in Napoleonville, Louisiana and its principal executive offices are located at 110 Franklin Street, Napoleonville, Louisiana 70390 and its telephone number is (504) 369-7269. Assumption currently operates four (4) full service facilities throughout Assumption Parish and one additional branch in LaPlace, St. John the Baptist Parish, Louisiana. See "CERTAIN INFORMATION CONCERNING ABI AND ASSUMPTION BANK."

     Assumption Bank conducts general commercial banking business throughout the State of Louisiana with the majority of its business concentrated in Assumption Parish, western
Ascension Parish and northern Lafourche Parish.   Its principal
office and a motor branch are located in Napoleonville, Louisiana. Assumption Bank operates three other branch offices, one each in Pierre Part, Labadieville and LaPlace, Louisiana and an automatic teller machine in Belle Rose, Louisiana.

     Assumption Bank provides the usual services offered by banks of similar size and in similar markets. Assumption Bank does have trust powers, but does not have an active trust department.

     Assumption Bank competes actively  with  national  and
state banks in Southern Louisiana for all types of loans and deposits. In addition, Assumption Bank competes for funds
with  savings   and   loan  associations,  the  U.S. Government,
credit  unions, and other financial  service  companies.   It
competes for loans with other financial service institutions, such as savings and loan associations, insurance companies, small loan companies, credit unions, mortgage companies, and certain government agencies. Assumption Bank's primary competitors in its service area are ArgentBank, Iberville Bank, Service Mortgage Co., Guidry Finance Company and banks and savings and loans located in Thibodaux, Donaldsonville and LaPlace, Louisiana.

     Assumption Bank does not receive a material portion of its deposits from any single person. However, as of December 31, 1996, the Assumption Parish School Board, Assumption Parish Waterworks District #1, the Assumption Parish Sheriff's Office, the Assumption Parish Police Jury, the Assumption Parish Clerk of Court, Assumption General Hospital and four commercial enterprises accounted for an aggregate of 12% of Assumption Bank's deposits.

     The lending services of Assumption Bank include a broad range of consumer, real estate and commercial loans. As of December 31, 1996, real estate and home loans represented approximately 83% of all loans; commercial, financial and agricultural loans accounted for 4% and individual loans, which include auto and mobile home loans accounted for 13%.

     ABI and Assumption Bank are extensively regulated under both federal and state laws. To the extent that the following information describes particular statutory provisions, it is qualified in its entirety by reference to the particular
statutory and regulatory provisions.   Any change in applicable
law or regulation may have a material effect on the business and prospects of ABI.

     ABI is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended (the "Act"), and, as such, is subject to the provisions of the Act and to regulation and supervision by the Board of Governors of the Federal Reserve System (the "Board"). ABI is required to file with the Board annual reports containing such information as the Board may require pursuant to the Act and is also subject to periodic examination by the Board.

     Under the Act, a bank holding company may not acquire more than 5% of the voting shares or substantially all the assets of any bank or another bank holding company without the prior
approval of the  Board.   The  Act  also limits  the  business in
which a bank holding company may engage, directly or through subsidiaries, to banking, managing or controlling banks, and furnishing or performing activities so closely related to banking or managing or controlling banks as to be a proper incident thereto.

     In addition, ABI is subject to the Securities Exchange Act of 1934 and files reports with the Securities and Exchange
Commission  under provisions of that Act.

     Both federal and state laws extensively regulate various aspects of the banking industry, including requirements regarding the maintenance of reserves against deposits, limitations on the rates that can be charged on loans, and restrictions on the nature and amounts of loans and investments that can be made.

     As a state bank, Assumption Bank is subject to the supervisory authority of the Louisiana Commissioner of Financial Institutions, whose office conducts periodic examinations of Assumption Bank. As a federally-insured bank, Assumption Bank is also subject to supervision and regulation
by  the  Federal  Deposit Insurance Corporation.   The foregoing
regulation is primarily intended to protect Assumption Bank's creditors and depositors rather than ABI's security holders.

COMPETITION

     Assumption Bank has a main office in Napoleonville and three
(3) branch facilities in Assumption Parish (Napoleonville, Labadieville, Pierre Part), one (1) drive-up facility and one (1) branch facility located in LaPlace in St. John the Baptist Parish. The relevant geographic market for Assumption Bank consists of a twenty (20) mile radius of Napoleonville which includes: (1) all of Assumption Parish; (2) the southwest corner of Ascension Parish; (3) the extreme northwest corner of Lafourche Parish; (4) the extreme eastern tip of St. Mary Parish; and (5) the southeastern corner of Iberville Parish.

SEASONALITY OF BUSINESS AND CUSTOMERS

     Assumption Bank's location in the heart of Louisiana's sugar cane country subjects it to seasonal variations in business. Because of the impact of the sugar industry, deposits typically vary by four to five million dollars during the course of each fiscal year.

EMPLOYEES

     ABI and Assumption Bank employ 51 persons full-time and 6 persons part-time.

PROPERTY

     The principal properties of ABI and Assumption Bank,   are
its   main  offices  located  at  110  Franklin  Street,
Napoleonville, Louisiana, a motor branch in Napoleonville, Louisiana, an automatic teller machine (ATM) in Belle Rose, Louisiana, and branch offices in Pierre Part and Labadieville, Louisiana. Assumption Bank owns all of these properties with
no  encumbrances.   Assumption Bank  also  owns  certain
leasehold improvements associated with its LaPlace branch.

LEGAL PROCEEDINGS

     ABI and Assumption Bank are parties to various ordinary routine legal proceedings incidental to its business, none of which it is believed by management, after consulting with counsel, will have a material effect on the financial position or results of operations of either ABI or Assumption Bank.

STOCK PRICES AND DIVIDENDS

     MARKET PRICES.

     The primary market area for ABI Common Stock is the Assumption Parish area. There is no established trading market for the common stock. The limited number of transactions that have come to the attention of management during the past two years have occurred at prices ranging from $27 to $42 per share. No assurance can be given that this range of prices per share represents the actual market value of ABI's Common Stock.

     The approximate number of holders of record of each class of ABI's equity securities as of December 31, 1996, was as follows:

     Title of Class                     Number of Record Holders

     Common stock, $5 par value                       732


     ABI CASH DIVIDENDS.

     In 1996 and 1995 ABI declared annual dividends of $2.60 per share.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of the ABI Common Stock by
(i) each director of ABI; (ii) each executive officer of ABI, and
(iii) all directors and executive officers of ABI as a group as
of            , 1997.  Beneficial ownership of the shares of ABI
Common Stock has been determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise indicated, all shares shown as beneficially owned are held with sole voting and investment power.





















                                                                   Shares of
                                   Principal                   First      Common Stock    Percent
                                  Occupation                 Elected    Beneficially         of
Name                     Age   or Employment                Director       Owned         Class
--------------------------------------------------------------------------------------------------

F. N. Carrier, Jr.       81   Retired; Investor                 1958        1,790           1.12%

Ridley J. Gros, Phd.     55   Dean, College of                  1991          200               *
                              Business
                              Administration,
                              Nicholls State
                              University

Leonard C. Guedry, Jr.   47   President, Leonard                1991          200               *
                              Guedry Insurance
                              Agency, Inc.;
                              Owner, Guedry Real
                              Estate Agency

Robert J. Tregre         52   President, Robert's               1991          400               *
                              Food Store, Inc.
                              (Retail Outlet)

Patrick E. Cancienne,
  Sr.(1)                 67   Retired; for more                 1982        1,300               *
                              five years prior to
                              3/1/95 he served as
                              President, Savoie
                              Industries, Inc.
                              (sugar cane growers
                              and processors)

Joseph H. Montero, II    62   President and Chief               1972        2,000           1.25%
                              Executive Officer of
                              ABI and Assumption
                              Bank

Clarence J. Savoie, II(1)49   Chairman of the                    1987         925(2)       *
                              Board of ABI and
                              Assumption Bank
                              since 1995;
                              President, C.J.
                              Savoie
                              Consulting Engineers,
                              Inc.

Stanley S. Sternfels     62   President, Economical             1983        1,250               *
                              Wholesale, Inc.
                              (wholesale grocery
                              company)

Nelson A. Cox, Sr., M.D. 84   Physician;                        1965        1,870           1.17%
                              Coroner of
                              Assumption Parish

Felix H. Savoie, Jr.(1)  65   Attorney at Law;                  1993        1,090               *
                              Vice President -
                              Dugas & LeBlanc Ltd.
                              (sugar cane growers and
                              processors)

Nicess P. Templet        69   Retired; Investor;                1987       978                  *
                              Former owner of
                              Griffin's AG, Inc.
                              (retail grocer)

Risley C. Triche         68   Attorney at Law                   1972     1,293(3)               *


All Directors and
 Executive Officers
 as a Group (13 Persons)                                                13,601               8.50%

-----------------------------

*Less than one percent.

(1)  Mr. Cancienne, Mr. C. Savoie and Mr. F. Savoie are cousins.

(2) Includes 60 shares as to which Mr. Savoie shares voting and investment power.

(3) Includes 50 shares as to which Mr. Triche shares voting and investment power.

------------------------

Management is not aware of any person or group of persons who beneficially owns more than five percent of the ABI Common Stock.
























STATISTICAL INFORMATION

The following tables contain additional information concerning the business operations of ABI and Assumption Bank and should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations and the consolidated financial statements and the related notes thereto for the three years ended December 31, 1996.

SECURITIES PORTFOLIO

ABI and Assumption Bank adopted the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES (Statement 115) at December 31, 1993. Under Statement 115, held-to-maturity securities are those securities which ABI has the ability and intent to hold until maturity. Trading securities are bought and held principally for the purpose of selling them in the near future. All other securities not included in trading or held-to-maturity are classified as available-for-sale.

Trading and available-for-sale securities are recorded at fair value. Held-to-maturity securities are recorded at amortized cost, adjusted for the amortization or accretion of premiums and discounts.

Carrying values of securities at December 31, 1996 and 1995, are as follows (in thousands of dollars):

                                              1996                        1995
                                       ------------------------------  -------
                                        Held-to-    Available-
                                        maturity    for-sale     Total

                                      ------------------------------

  Mortgage-backed securities            $  3,405      13,406   16,811   20,984
  Other U.S. Government agencies             -         2,415    2,415    1,482
  State and municipal obligations          9,909       4,172   14,081   14,129
  Collateralized mortgage obligations        441         346      787      770
                                          ------      ------   ------   ------
                                        $ 13,755      20,339   34,094   37,365
                                          ======      ======   ======   ======

Additional information with respect to the amortized cost, approximate market value and gross unrealized gains and losses is included in note 2 to the consolidated financial statements.

The carrying value and average yield of securities at December
31, 1996, by contractual maturity are shown below (in thousands of dollars). Expected maturities will differ from contractual maturities on securities which may have call provisions.


                                                   Amortized          Average
                                                   Cost               Yield
                                                   ---------------------------


HELD-TO-MATURITY
  State and municipal obligations:
    Due after one year through five
      years                                         $    501              6.69
    Due after five years through ten
      years                                            7,071              5.40
    Due after ten years                                2,337              5.36

                                                       9,909

  Mortgage-backed securities                           3,405              7.92

  Collateralized mortgage obligations                    441              7.98
                                                      ------
    Total held-to-maturity                          $ 13,755
                                                      ======


                                                    Fair                   Average
                                                    Value                  Yield
                                                    ----------------------------------
AVAILABLE-FOR-SALE

  Other U.S. Government agencies:
    Due in one year or less                          $ 1,204              7.76
    Due after one year through five years              1,118              6.93
    Due after five years through ten years                93              6.75
                                                      ------
                                                       2,415
                                                      ------
  State and municipal obligations:
    Due in one year or less                              467              5.62
    Due after one year through five years              2,501              5.02
    Due after five through ten years                   1,204              4.94
                                                      ------
                                                       4,172

  Mortgage-backed securities                          13,406              6.69

  Collateralized mortgage obligations                    346              7.38
                                                      ------
    Total available-for-sale                        $ 20,339
                                                      ======

The weighted average yields shown above have been computed by comparing the forward income stream on the securities, plus or minus the anticipated accretion of discounts or amortization of premiums, to the amortized cost of the securities, which is stated at cost, adjusted for previous amortization or accretion. Average yields on issues of states and political subdivisions have not been computed on a tax equivalent basis.

At December 31, 1996, ABI and Assumption Bank held no securities issued by a single issuer which exceeded 10% of stockholders' equity. At December 31, 1995, ABI and Assumption Bank held securities issued by Assumption Parish totaling $980,000, which exceeded 10% of stockholders' equity.


LOAN PORTFOLIO

TYPES OF LOANS

The amount of loans outstanding by type and concentration is shown in the following table (in thousands of dollars):

                                                          December 31
                                                    1996              1995
                                                       -------------------
  Commercial, financial and agricultural             $  2,680        3,498
  Real estate, principally mortgage                    50,413       46,695
  Individuals                                           7,738        6,893
                                                       ------       ------
                                                     $ 60,831       57,086
                                                       ======       ======

Substantially all of ABI and Assumption Bank's loans are derived from borrowers and property located in the local market area which is largely dependent on the agricultural and chemical industries. ABI and Assumption Bank does not have concentrations of credit in either of these industries. However, ABI and Assumption Bank's borrowers are all indirectly affected by the economic performance of these industries.

The loan portfolio contains no foreign loans.

MATURITIES AND SENSITIVITIES OF LOANS TO CHANGES IN INTEREST
RATES

The following table presents the maturity distribution and sensitivity to interest rate changes of the loan portfolio at December 31, 1996 (in thousands of dollars):


                                          Due in           Over 1        Over
                                          1 year             to 5           5
                                          or less*          years       years           Total
                                          ---------------------------------------------------


  MATURITY OF LOANS

  Commercial, financial and
    agricultural                        $    652             1,948          80          2,680
  Real estate                             12,265            36,635       1,513         50,413
  Individuals                              1,886             5,623         229          7,738
                                          ------            ------      ------         ------
                                        $ 14,803            44,206       1,822         60,831
                                          ======            ======      ======         ======

  INTEREST RATE SENSITIVITY

  Loans with predetermined
    rates                                 10,598            44,206       1,822         56,626
  Loans with floating rates                4,205               -           -            4,205
                                          ------            ------      ------         ------
                                        $ 14,803            44,206       1,822         60,831
                                          ======            ======      ======         ======

  * Includes demand loans, loans having no stated schedule of repayments and no stated maturity and overdrafts.

Interest rate sensitivity management is concerned with the management of the timing and magnitude of repricing assets compared to liabilities. It is the objective of interest rate sensitivity management to generate stable growth in net interest income and to control the risks associated with interest rate movement. Management regularly reviews interest rate exposure by utilizing forecasting models to analyze the impact various interest rate changes would have on net interest income.

Interest rate sensitivity is defined as the exposure to fluctuations in market rates of interest earned and paid. Sensitivity to fluctuations in market rates of interest occurs when the repricing characteristics of interest-earning assets and interest-bearing liabilities do not match within the same period. When the repricing characteristics do not match, a "gap" is created. ABI and Assumption Bank's interest rate sensitivity on December 31, 1996 is detailed in the following table. While the table is presented on a contractual basis, a significant portion of ABI and Assumption Bank's retail deposits do not respond to changes in interest rates to the degree the unadjusted gap would indicate.

ABI and Assumption Bank's experience has indicated that repricing of NOW, savings and money market accounts does not result in changes of the same magnitude as changes in general market rates. In addition, these categories have historically been very stable sources of funds to ABI and Assumption Bank, which would indicate a much longer implicit maturity than their contractual availability.

DISTRIBUTION OF ASSETS, LIABILITIES AND STOCKHOLDERS' EQUITY; INTEREST RATES AND INTEREST DIFFERENTIAL
(Dollars in thousands)

                                                         1996                                   1995                        1994
                                -------------------------------------- -------  ----------------------- -------------------------
                                DAILY       AMOUNT                     DAILY       AMOUNT                DAILY       AMOUNT
                                AVERAGE     EARNED           AVERAGE   AVERAGE     EARNED      AVERAGE   AVERAGE     EARNED  AVE.
                                BALANCE     OR PAID          RATE      BALANCE     OR PAID     RATE      BALANCE     OR PAID RATE
                                --------------------------------------   ------------------------------ --------------------------

Assets:
   Interest-earning
     assets:
   Loans (1)                      $  60,078       5,510        9.17%     $ 54,072    4,819       8.91%     $ 47,904    4,259   8.89%
   Taxable securities                21,828       1,436        6.58        26,439    1,801       6.81        36,142    2,178   6.03
Tax-exempt securities(2)             13,869         740        5.34        13,644      709       5.20         9,862      490   4.97
   Federal funds sold                 4,683         244        5.21         2,797      164       5.86         4,032      146   3.62
   Deposits with other
     banks                               99           6        6.06            99        6       6.06            99        5   5.05
                                    -------     -------        -------    -------    -------     -------     -------  -------  ----
     Total interest-
       earning assets               100,557       7,936        7.89        97,051    7,499       7.73        98,039    7,078   7.22
                                    -------     -------        -------     -------   -------     -------    -------    ------  ----
 Noninterest-earning
   assets:
 Cash and due from banks              4,545                                 4,524                            3,932
 Bank premises and
   equipment                          2,171                                 2,210                            1,839
 Other assets                         1,223                                 1,343                            1,932
 Allowance for loan
   losses                           (1,222)                                (1,116)                          (1,104)
                                    -------                                -------                         -------
                                    107,274                               104,012                          104,638
                                    -------                               -------                          -------
Liabilities:
 Interest-bearing
   liabilities:
   Deposits:
     NOW                             17,657         421         2.38       18,166       485       2.67      19,225      439   2.28
     Savings and IRA                 22,591         761         3.37       23,096       827       3.58      24,087      793   3.29
     Money market                    10,395         232         2.23       10,892       260       2.39      11,850      295   2.49
     Certificates of
       deposit and other
       time deposits,
       $100,000 and over              3,925         205         5.22        3,571       187       5.24       3,237      112   3.46
     Other certificates
       of deposit                    30,527       1,591         5.21       27,712     1,339       4.83      26,856      890   3.31
     Fed funds purchased                  8           1         6.25          441        26       5.90         805       40   4.97
                                    -------     -------         -------    -------    ------      ------   -------      ----  ----
Total interest-
         bearing
         liabilities                 85,103       3,211         3.77       83,878     3,124       3.72      86,060    2,569   2.99
                                    -------     -------         -------    -------    -------   -------     -------  -------  ---
 Noninterest-bearing
   liabilities:
   Demand deposits                   11,898                                10,912                           10,111
   Other liabilities                    723                                   491                              386

Stockholders' equity                  9,550                                 8,731                            8,081
                                    -------                               -------                           -------
                                  $ 107,274                             $ 104,012                        $ 104,638
                                    =======                              =======                          =======
Net interest income/
 average
  earning assets                                $ 4,725          4.70%              $ 4,375      4.51%               $ 4,509  4.60%
                                                =======          =======            =======      ======              =======  ======

Notes:
(1) Loans on which interest accruals have been stopped are included in the daily average balances of loans outstanding.
(2)  Not taxable equivalent.

                                    1996 compared with 1995                     1995 compared with 1994
                                        Variance due to                           Variance due to
                                                     RATE/                                                          RATE/
                           VOLUME        RATE       VOLUME            TOTAL      VOLUME                RATE          VOLUME   TOTAL

Assets:
 Interest-earning
   assets:
     Loans(1)              535         140          16                 691         548                  10              1       560
     Taxable securities   (314)        (62)         11                (365)       (585)                283            (76)     (378)
Tax-exempt securities(2)    12          19          ---                 31         188                  22              9       219
   Federal funds sold      111         (18)        (13)                 80         (44)                 91            (28)       19
   Deposits with other
     banks                 ---         ---         ---                   0         ---                   1            ---         1
                       -------     -------      -------              -------     -------            -------        -------      ---

     Total interest-
       earning assets      344          79          15                  437        107                 407            (94)      421
                       -------     -------     -------              -------     -------            -------        -------     -----

Noninterest-earning
 assets:
 Cash and due from banks
 Bank premises and
   equipment
 Other assets
 Allowance for loan losses


Liabilities:
 Interest-bearing
   liabilities:
   Deposits:
     NOW                   (14)        (51)         1                 (64)        (24)                74            (4)      46
     Savings and IRA       (18)        (49)         1                 (66)        (33)                69            (3)      34
     Money market          (12)        (17)         1                 (28)        (24)               (12)            1      (35)
     Certificates of
       deposit and other
       time deposits,
       $100,000 and over    19         ---        ---                   18          12                 58             6      75
     Other certificates
       of deposit          136         105         11                 252          28                408            13      449
     Fed funds purchase    (26)          2         (2)                (26)        (18)                 7            (3)     (14)
                        -------     -------    -------              -------     -------            -------        ------- -----

       Total interest-
         bearing
         liabilities        85         (10)        12                   87        (59)               604            10      555
                        -------     -------    -------              -------     -------            -------        -------  ----

Noninterest-bearing
 liabilities:
   Demand deposits
   Other liabilities

Stockholders' equity


Net interest income/
 average earning
 assets                    259         89           2                  350        166               (197)         (104)    (134)
                           ===     =======          ===              =======     =====            =======        =======  ======































The table indicates ABI and Assumption Bank is liability sensitive (a negative gap) at December 31, 1996 for periods 1-90 days and 91-365 days, and is asset sensitive (a positive gap) for the period over one year or fixed. A positive gap indicates more interest-earning assets are subject to repricing than interest-bearing liabilities in a given period. Conversely, a negative gap indicates more interest-bearing liabilities are subject to repricing earlier than interest-earning assets. In an environment of increasing interest rates, a positive gap implies that earnings would be expected to increase as the volume of repricing assets exceeds repricing liabilities. In contrast, a negative gap implies that earnings would be expected to decrease in an environment of increasing interest rates. It should be noted that this presents the Bank's overall position for a single day, which may not be indicative of its position in the future.

INTEREST RATE SENSITIVITY

                                       1 - 90     91 - 365   OVER 1
                                        DAYS        DAYS      YEAR    TOTAL
                                --------------------------------------------

  Loans                                $8,457      6,346   46,028     60,831
  Securities                            5,901      2,929   25,264     34,094
  Federal funds sold                   10,400        -        -       10,400
  Interest-bearing deposits               -           99      -           99
                                --------------------------------------------
      Total earning assets             24,758      9,374   71,292    105,424
                                --------------------------------------------
  NOW and savings accounts             33,894        -        -       33,894
  Money market accounts                10,584        -        -       10,584
  Certificates of deposit and
    IRA accounts                       24,187     14,549    3,869     42,605
                                --------------------------------------------
      Total interest-bearing
        liabilities                    68,665     14,549    3,869     87,083
                                --------------------------------------------
  Gap                                $(43,907)    (5,175)  67,423     18,341
                                ============================================
  Cumulative gap                     $(43,907)   (49,082)  18,341
                               ==================================
  Cumulative gap/total
    earning assets                     (41.65)%   (46.56)%  17.40%
                                =================================

RISK ELEMENTS

The following table sets forth the past due and nonaccrual loans
(in thousands of dollars):

                                                 DECEMBER 31
                                                 -----------
                                               1996        1995
                                              -------------------

 Loans past due 90 days or more               $ 100         135
                                              ===================
 Nonaccrual loans                             $ 850         853
                                              ===================

The amount of additional interest income on nonaccrual loans, which would have been recognized during 1996 and 1995, had the related loans been performing according to their original terms was not material. The income recognized on the cash basis on loans in nonaccrual status was approximately $53,000 and $48,500 for 1996 and 1995, respectively.

Loans are placed on nonaccrual status when management's assessment of the borrowers' financial condition indicates that collection of interest is doubtful. In making this determination, management considers current economic and business conditions, the nature of the collateral, collection efforts and regulatory guidelines.

POTENTIAL PROBLEM LOANS

Management has identified approximately $230,000 of potential problem loans, which are loans for which payments are contractually current but the borrowers are currently experiencing financial difficulties at December 31, 1996, which are not otherwise identified as past due or nonaccrual.


SUMMARY OF LOAN LOSS EXPERIENCE

The following table summarizes the activity in the allowance for loan losses arising from loans charged-off, recoveries of loans previously charged-off, and additions to the allowance charged to income (in thousands of dollars):

                                                     Years ended
                                                     December 31
                                                  1996           1995
                                               -----------------------
  Balance of the allowance for loan
  losses at beginning of year                   $ 1,196          1,104
                                                -------        -------
  Loans charged-off:
    Commercial, financial and
      agricultural                                   11              3
    Real estate                                      57             25
    Individuals                                      65             59
                                                -------        -------
                                                    133             87
                                                    ---            ---
  Recoveries on loans previously
    charged-off:
    Commercial, financial and
      agricultural                                   44              9
    Real estate                                      26             17
    Individuals                                      21             17
                                                -------        -------
                                                     91             43
                                                -------        -------
  Net loans charged-off                              42             44

  Provision charged to income                        36            136
                                                -------        -------
  Balance of the allowance for loan
    losses at end of year                       $ 1,190          1,196
                                                =======        =======
  Ratio of net charge-offs during
    the year to average loans
    outstanding during the year                   0.07%          0.08%
                                                =======        =======

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING LOANS

Management considers the allowance for loan losses adequate to cover losses on the loans outstanding as of each reporting date. It must be emphasized, however, that the determination of the allowance for loan losses, using ABI and Assumption Bank's procedures and methods, rests upon various judgments and assumptions. The factors which influence management's judgment in determining the level of the allowance for loan losses and the amount which is charged to operating expenses are: (1) past loan loss experience; (2) composition of the loan portfolio; (3) evaluation of potential future losses; (4) current economic conditions; (5) specific identification and anticipation of problem and nonperforming loans, and (6) other relevant factors affecting loans. No assurance can be given that ABI and Assumption Bank will not, in any particular period, sustain loan losses which are sizable in relation to the amount reserved or that subsequent evaluations of the loan portfolio, in light of conditions and factors then prevailing, will not require significant changes in the allowance for loan losses. In addition, various regulatory agencies, as an integral part of their examination process, periodically review ABI and Assumption Bank's allowance for loan losses. Such agencies may require ABI and Assumption Bank to recognize additions to the allowance based on their judgment about information available to them at the time of their examinations.

The following is an allocation of the allowance for loan losses by related categories of loans and the percentage of loans in each category to total loans (in thousands of dollars):

                                                                 DECEMBER 31
                                                   1996                             1995
                                       ---------------------------           --------------------
  Commercial, financial and
    agricultural                         $  52                4.4%           $  73           6.1%
  Real estate                              987               82.9              978          81.8
  Individuals                              151               12.7              145          12.1
                                       -------             ------            ------          -----
                                       $ 1,190              100.0%          $1,196         100.0%
                                       =======             ======           ======         ======

DEPOSITS

The daily average amounts and average rates paid on deposits are summarized below (in thousands of dollars):

                                                        DECEMBER 31
                                              1996                   1995
                                             -----                  -----

 Noninterest-bearing demand         $  11,898       --%     $ 10,912       --%
 NOW accounts                          17,657       2.4       18,166       2.7
 Money market accounts                 10,395       2.2       10,892       2.4
 Savings and IRA accounts              22,591       3.4       23,096       3.6
 Certificates of deposit and
   other time
   deposits, $100,000 and over          3,925       5.2        3,571       5.2
 Other certificates of deposit         30,527       5.2       27,712       4.8
                                      -------      ====      -------      ====
                                     $ 96,993               $ 94,349
                                      =======                =======

Remaining maturities of deposits of $100,000 or more at December
31, 1996, are summarized as follows (in thousands of dollars):

                                                     Over 3
                                          Within     through  Over 12
                                         3 months  12 months  months    Total
                                        --------------------------------------

 Certificates of deposit,
   and other time deposits,
      $100,000 and over                   $ 2,999    1,128      200    4,327
                                        ======================================

ABI and Assumption Bank has no foreign deposits.

RETURN ON EQUITY AND ASSETS

The following table shows the return on assets (net income divided by average total assets), return on equity (net income divided by average equity), dividend payout ratio (dividends declared per share divided by net income per share) and equity to assets ratio (average equity divided by average total assets) for each year indicated.

                                                        YEAR ENDED
                                                        DECEMBER 31
                                                   1996            1995
                                                  -----           -----

 Return on assets                                  1.06%           1.04%
 Return on equity                                 11.86           12.34
 Dividend payout ratio                            36.72           38.63
 Equity to assets ratio                            8.90            8.39
                                                  =====           =====

              MANAGEMENT OF ABI AND ASSUMPTION BANK

BOARD OF DIRECTORS


See "CERTAIN INFORMATION CONCERNING ABI AND ASSUMPTION BANK --
Security Ownership of Principal Shareholders and Management"


EXECUTIVE OFFICERS OF ABI

     The executive officers of ABI and Assumption Bank are Joseph
H. Montero, II and Harold F. Templet. Mr. Montero, 62, is the President and Chief Executive Officer of ABI and Assumption Bank and has served as an executive officer of the Bank since 1971. Mr. Templet, 50, has been an executive officer of Assumption Bank since 1981 and currently serves as the Company's Secretary and Treasurer and Assumption Bank's Senior Vice President.

EXECUTIVE COMPENSATION

     The   following   table   provides  certain  information
regarding  the  compensation  of  Joseph   H.   Montero,  II,
President and Chief Executive Officer of ABI and Assumption Bank, for each of the preceding three years.
[CAPTION]

                        SUMMARY COMPENSATION TABLE

                            ANNUAL COMPENSATION

Name and                                                        Other Annual
Principal Position                 Year     Salary    Bonus    Compensation(1)
---------------------              ----    --------   ------   ---------------

Joseph H. Montero, II              1996    $103,555   $4,900        $6,750
 President and Chief               1995    $103,555   $5,300        $6,000
 Executive Officer                 1994    $103,555   $6,000        $6,000

------------------------

(1) Consists of director fees.

TRANSACTIONS WITH MANAGEMENT

     Directors and executive officers of ABI and Assumption Bank and their associates have been customers of and have had loan transactions with Assumption Bank, and such transactions are expected to continue in the future. In the opinion of management, all loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and did not involve when made and have not involved since they were made, more than the normal risk of collectibility or present other unfavorable features.

            CERTAIN INFORMATION CONCERNING ARGENTBANK

GENERAL

     ArgentBank is a Louisiana state nonmember bank organized on February 26, 1929 and headquartered in Thibodaux, Louisiana. At December 31, 1996, ArgentBank had total assets of approximately $590 million and total shareholders equity of approximately $68 million. ArgentBank operates a total of sixteen (16) banking offices, one (1) stand alone automated teller machine, one (1) drive-up facility and one (1) cash dispenser.

     ArgentBank is community oriented and focuses primarily on offering commercial, consumer and mortgage loans and deposit services to individuals and small to middle market businesses in its market area. ArgentBank's operating strategy is to provide its customers with the financial sophistication and breadth of products of a regional bank while successfully retaining the local appeal and level of service of a community bank.

     In October 1987, Lafourche National Bank of Thibodaux ("Lafourche National") merged with and into First Interstate Bank of Southern Louisiana. At the time of the acquisition, Lafourche National had total assets of approximately $115 million, total deposits of approximately $104 million, total loans of approximately $51 million, seven banking facilities and two ATMs.

     In May 1990, First Interstate Bank of Southern Louisiana acquired certain assets and accrued the insured deposits of Peoples Federal Savings and Loan Association, Thibodaux, Louisiana ("Peoples") from the Resolution Trust Corporation. As a result of this transaction, First Interstate Bank of Southern Louisiana acquired approximately $18 million in total assets and $17 million in total deposits.

     In June, 1993, First Interstate Bank of Southern Louisiana changed its name to ArgentBank.

BUSINESS

     ArgentBank is a commercial bank having its principal offices in Thibodaux, Louisiana. ArgentBank opened two new full-service branches in 1996 in Terrebonne Parish for a total of four locations in Terrebonne Parish. ArgentBank closed the Baton Rouge and New Orleans branches and sold the deposits and building facilities during 1996. ArgentBank continues to operate loan production offices in both areas. During 1996, ArgentBank installed six (6) new ATM's giving ArgentBank a total of fifteen
(15) throughout the region.

     ArgentBank offers complete commercial banking services to businesses, commercial banks, industries, institutions, and individuals. ArgentBank's lending services include real estate, commercial and consumer loans. Other services provided include checking, time deposit and savings accounts, safe deposit vaults, installment collections, and government and municipal bond transactions.

     The relevant geographic market for ArgentBank consists of
(1) the Houma-Thibodaux MSA which consists of Lafourche and Terrebonne Parishes; and (2) Assumption Parish. Other organizations in the immediate city and neighboring parishes provide services similar to those provided by ArgentBank. Competition is active in every service offered by ArgentBank as numerous banks and other financial institutions in the service area make loans and accept deposits. In Lafourche parish there are seven other banks, one savings and loan association, and two credit unions.

EMPLOYEES

     At December 31, 1996, ArgentBank employed 191 full-time employees and 62 part-time employees.

PROPERTIES

     The main office of ArgentBank is located at 203 West Second Street, Thibodaux, Louisiana. Throughout the parish of Lafourche, ArgentBank has ten (10) full service facilities and one (1) drive-up facility. ArgentBank has fifteen (15) ATM's to meet its customers' needs. ArgentBank has four(4) branch locations in Terrebonne Parish, and two (2) locations in Assumption Parish which operate as full service facilities. ArgentBank also operates Loan Production Offices in Mandeville, Baton Rouge, and Harahan, Louisiana. ArgentBank has four (4) facilities which are used for operations and off-site storage.
Of the other aforementioned operating branches, five (5) are under leases which extend to the years, 1998, 2000, 2001 and 2005, with options existing to prolong these leases if deemed necessary. ArgentBank purchased and leased land in Terrebonne Parish for the purpose of building two (2) new branches opened in 1996. ArgentBank also owns two (2) parcels of land of which one is used for a parking lot and the other for expansion.

LEGAL PROCEEDINGS

     There are no material legal proceedings pending to which ArgentBank is a party of or which any of its property is the subject.



















SECURITIES OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

                                                                                                      Number of
                                                                                                      Shares       % of Shares
                                                                                                      Owned          Owned
                                                                                                      Beneficially Benefically
                                     Principal                        Has                             (Direct or    (Direct or
                                     Occupation For                   Served                          Indirect)     Indirect)
Directors' Names         Age as      the Last                         as Director                     as of         as of
                         of 1/31/97  Five Years                       Since                           1/31/97**   1/31/97
-----------------------------------------------------------------------------------------------------------------------------------
J. Alvin Badeaux, Jr.    56          President, Badeaux Engineers,
                                     Inc.                             10/01/1987                        21,242(1)             *
Perry A. Blanchard, Sr.  59          President, P.A. Blanchard, Inc.  07/18/1989                         3,200(2)             *
Harold M. Block          51          Attorney, Block and Bouterie     05/20/1980                        27,080(3)             *
Joseph E. Boudreaux      54          AFLAC Associate (Insurance)      10/01/1987                         2,400                *
Bonnie E. Brady          34          Assistant to President,          07/22/1996                         1,500                *
                                     MobileTel
Weber L. Callais         82          President, Golden Meadow         03/21/1972                         7,360(4)             *
                                       Boat Rental, Inc
Paul B. Candies          56          President, Otto Candies Inc.     03/21/1972                       136,342(5)             2.33
Brian P. Cheramie        43          CEO-Gilbert Cheramie Boat
                                       Rentals, Inc.                  07/22/1996                         8,880                *
Elie J. Cheramie         82          President, Andrew Cheramie       03/21/1972                        21,040(6)             *
                                       Marsh Buggies, Inc.
Garret H. Danos          47          President, Danos & Curole.       02/14/1995                         3,400                *
                                       Marine Contractors, Inc
Kevin J. Gaubert         68          President, Gaubert Oil Co.,
                                       Inc.                           09/21/1976                        23,218(7)             *
Carl E. Heck             86          President, Carl Heck Engineers,
                                       Inc.                           06/21/1961                        19,916(8)             *
Randall E. Howard        49          President and CEO, ArgentBank    04/18/1989                        12,000                *
Irving E. Legendre, Jr.  61          President, Lafourche Sugars
                                     Corp. & Legendre Land Corp.      07/18/1989                        11,658(9)             *

James T. Lytal, III      55          President, Lytal Marine          01/19/1982                        19,560                *
                                       Operators Inc. & Lytal
                                       Offshore, Inc.
James R Peltier          66          Chairman, ArgentBank
                                       (from 5/16/94)                 12/16/1980                       163,202(10)            2.78
                                     Oral and Maxillofacial Surgeon
                                       (retired)
Alfred G. Robichaux, Jr. 67          Real Estate & Insurance
                                       Consultant                     10/01/1987                         8,808                *
David J. Robichaux, Jr.  61          President, Low Land              08/19/1980                         4,768                *
                                       Construction Co., Inc.
                                     President, Robichaux Land, Inc.
                                     President, D. J. R., Inc.
Donald J. Rouse          40          President, Rouse Enterprises,
                                       Inc.                           03/20/1990                        63,218(11)            1.08
Vernon E. Toups, Jr.     55          Manager, Brown's Velvet Dairy    05/19/1992                        11,000(12)            *
                                     President, Acadia Dairy, Inc.                                     -------

20  DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                       Total                            567,288                9.67%
-----------------------------------------------                                                        =======                =====


* less than one percent
** Constitutes Sole Ownership unless otherwise indicated.

















(1) Includes 1,070 shares of which he is naked owner, and his father has usufruct.

(2)  Includes 1,600 shares owned by wife, Rosalie Blanchard.

(3) Includes 11,010 shares of which Harold Block has shared voting power, and 10,566 shares owned by wife, Jane W. Block for which he has power of attorney and 2,504 shares by a Foundation of which beneficial owner has shared investment powers and shared voting power with Kevin Gaubert.

(4)  Includes 800 shares owned by wife, Estelle Callais.

(5) Includes 1,098 shares owned by wife, Rita Candies and 2,816 shares owned by Candies Towing Company.

(6) Includes 9,600 shares owned by tenants in common, wife, Edith Cheramie; and 200 shares owned by wife.

(7)  Includes 2,504 shares owned by a Foundation of which Kevin
     Gaubert has shared voting power.

(8) Includes 1,200 shares owned by adult children for which he has usufruct.

(9)  Includes 1,600 shares owned by Legendre Land Corporation.

(10) Includes 800 shares owned by wife, Benita Ann Peltier and 30,152 shares owned by adult child for which he has Power of Attorney with no maturity. James R. Peltier has shared voting and investment powers with the beneficial owner.

(11) Includes 2,800 shares owned by tenants in common, wife, Sue
     Rouse; 10,000 shares owned by Rouse Enterprises, Inc.; and
     1,080 shares owned by minor children.

(12) Includes 2,000 shares owned by wife, Phyllis Toups, for which he has shared voting and investment powers with the beneficial owner.

     There are no family relationships existing within the Board of Directors and officers. The Board of Directors had twelve
meetings during 1996.   Alfred G. Robichaux, Jr. attended fewer
than 75% of the aggregate total of the meetings held by the Board of Directors for 1996. None of the directors is a director of another company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company Act of 1940.

PRINCIPAL SHAREHOLDERS

     ArgentBank, as of                , 1997, has no knowledge
that any person beneficially owned, directly or indirectly, more than five percent of the outstanding common stock of ArgentBank.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires ArgentBank's directors and executive officers to file with the FDIC initial reports of ownership and reports of changes in ownership of ArgentBank Common Stock. Executive officers and directors are required by FDIC Regulations to furnish ArgentBank with copies of all Section 16(a) forms they file. To ArgentBank's knowledge, based solely on a review of the copies of such reports furnished to ArgentBank and written representations that no other reports were required, during the fiscal year ended December 31, 1996 all Section 16(a) filing requirements applicable to ArgentBank's executive officers and directors were complied with.

COMMITTEES OF THE BOARD

     The CRA/Compliance Committee of the Board of Directors meets to review the activities and information regarding ArgentBank's efforts in ascertainment, implementation, and effectiveness in the areas of Community Reinvestment and compliance with all applicable laws and regulations. The membership on this committee is composed of J. Alvin Badeaux, Jr; Joseph E. Boudreaux; Elie J. Cheramie; Randall E. Howard; James T. Lytal, III; James R. Peltier, and Vernon E. Toups, Jr. This committee met four times in 1996. For 1997, the CRA/Compliance Committee has scheduled four meetings with special meetings to be called if required.

     The Audit Committee, which reports directly to the Board of Directors, evaluates the work product of the Internal Auditors, directs the work of the external audit and offers general supervision without imposing any imitation on the scope of the audit function. The Board of Directors appointed an Audit Committee consisting of the following: Bonnie Brady; Perry A. Blanchard Sr.; Garret H. Danos; Irving E. Legendre, Jr.; James T. Lytal, III, and Vernon E. Toups, Jr. The Audit Committee had four meetings during 1996. For 1997, the Audit Committee has scheduled four meetings with special meetings to be called if required.

     The Compensation Committee reviews, evaluates and recommends various salaries to be paid to the principal officers. The Board of Directors appointed a Compensation Committee consisting of the following: Harold M. Block; Paul B. Candies; Kevin J. Gaubert, and Alfred G. Robichaux, Jr. The Compensation Committee had one meeting during 1996 and has scheduled for 1997 one meeting, with special meetings to be called if required.

     The Board of Directors has not appointed a Nominating
Committee. There is no formal procedure for accepting nominations from shareholders for the Board of Directors.














































COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE

                                                                                                        Long-Term
                                      Annual Base Compensation                                        Compensation
                                                                                                        Awards
                                                                                         Other Annual     SARs          All Other
Name and Principal              Year        Salary                       Bonus           Compensation   (Shares)        Compensation
Position                                                                                      ($)                         ($)
-----------------------------------------------------------------------------------------------------------------------------------

Randall E. Howard               1996      $196,588                      $35,000             ----           ----            1,902(4)
President & CEO                             10,300(1)                                                                        276(5)
                                1995       194,712                       35,000             ----         42,272(3)         1,861(4)
                                            10,300(1)                                                                        276(5)
                                1994       180,030                         ----             ----           ----            1,592(4)
                                             9,300(1)                                                                        276(5)
James R. Peltier                1996        71,069                       35,000             ----           ----              711(4)
Chairman of the Board                       10,300(2)                                                                        179(5)
                                1995        69,385                       10,500             ----           ----              321(4)
                                            10,300(2)                                                                        271(5)
                                1994        49,231                                                                           ----
                                             9,300(2)                      ----             ----           ----              161(5)

(1) Board of Directors Fees.
(2) Deferred Board of Directors Fees.
(3) Adjusted for two-for-one stock split effective October 31, 1995.
(4) Contributions made by Bank to the 401K Plan.
(5) Bank's payment of term life insurance premium.






OPTIONS/SARS EXERCISED IN LAST FISCAL YEAR AND YEAR END OPTION/SAR VALUE


                                                                            VALUE OF
                                                     NUMBER OF              UNEXERCISED
                                                     SECURITIES             IN THE MONEY
                                                     UNDERLYING             OPTIONS/SARS AT
                    SHARES                           SARS AT                FISCAL YEAR
                    ACQUIRED                         YEAR END (#)(1)        END ($)(1)(2)
                    ON EXERCISE    VALUE             EXERCISABLE/           EXERCISABLE/
NAME                (#) IN 1996    REALIZED ($)      UNEXERCISABLE          UNEXERCISABLE
------------------------------------------------------------------------------------------

Randall E. Howard   None           None              None/42,272 (3)        None/$242,269

(1) SARs are exercisable upon a change of control of ArgentBank, disability, normal retirement, death, or pro-rata value on non-renewal.
(2) Based on the closing price on the NASDAQ system $17.875 on December 31, 1996.
(3) Adjusted for two-for-one stock split effective October 31, 1995.



















     ArgentBank has entered into a severance agreement with Randall E. Howard, which provides that Mr. Howard will receive severance payments and benefits in the event his employment with ArgentBank is terminated within two years of a change in control of ArgentBank, for any reason other than death, disability, or termination for cause. The agreement also provides that Mr. Howard will receive severance benefits and payments in the event that there is a change in his employment that represents a negative change in the scope of his duties or responsibilities or there is a negative change in his compensation resulting from the change in control. Upon the occurrence of any of these events, Mr. Howard will receive a cash payment equal to twice the highest total annual compensation received in the last three years.

COMPENSATION OF DIRECTORS

     The directors of ArgentBank received $400 per meeting attended, with an additional $2,000 received at the end of the year. Members of the CRA, Audit, and Asset-Liability Committees receive an annual fee of $1,000. Members of the Loan Committee receive an annual fee of $1,500. Pursuant to ArgentBank's Deferred Compensation Plan for Directors, ArgentBank permits directors to elect to defer director fees to be earned each year.

COMPENSATION PURSUANT TO PLANS

Defined-Benefit Pension Plan. The aggregate contribution to the Pension Plan is 10.24% of annual salaries, not including benefits or bonuses of the plan participants. The benefits reported are for the plan year ended June 30, 1996.

     To become a participant of ArgentBank's Pension Plan the following are required:

     a) Employee completes at least 1000 hours of employment in a period of 12 consecutive months beginning with their employment commencement date; and
     b)   The employee has attained the age of 21.

     The Directors which are participants of the pension plan are James R. Peltier who has 2 years of estimated credited service and Randall E. Howard, President and CEO, who has 16.7 years of estimated credited service. They have complied with the normal requirements to participate.

     Benefits are determined at the normal retirement age by averaging the five highest annual salaries earned by the employee during his/her last ten years of employment. The benefits are not subject to any deduction for social security and are computed on a straight life annuity. The cash compensation credited for 1996's principal officers for pension benefits is as follows:
Randall E. Howard - $150,000 maximum by law.

     The table below illustrates the approximate annual retirement benefit that would be payable under the plan to a participant whose year of birth is 1950 or later upon his/her retirement at the age of 60, with various assumptions as to compensation and years of service. The Pension Plan has been amended in 1993 so that employees with 25 years of service can retire at age 60 with no reduction of benefits. Note that the current tax law limits the salary used to determine benefits to $150,000.

APPROXIMATE ANNUAL RETIREMENT BENEFITS

Final Average Salary           15 Years  20 Years    25 Years 30 Years

$25,000                        $4,402    $5,870      $10,481  $10,481
 50,000                         8,804    11,739       20,963   20,963
 75,000                        14,044    18,725       33,438   33,438
150,000                        30,660    40,880       73,000   73,000
Credited years of service upon
 retirement for Randall E. Howard
 is anticipated to be 27.7.

     SUPPLEMENTAL PENSION PLAN. In July, 1993, ArgentBank instituted a Supplemental Executive Retirement Plan (SERP), a defined benefit plan under which ArgentBank will pay supplemental pension benefits to Bank officers in addition to the amounts received under ArgentBank's retirement plan. All qualified Bank officers shall receive a supplemental benefit, at their early retirement date or unreduced early retirement, provided they have completed at least 25 years of service with ArgentBank and have not reached the age of 62. ArgentBank retains its right to amend or terminate this SERP at any time. The plan has no assets and ArgentBank does not advance fund any of these anticipated costs. At December 31, 1996, the accrued SERP was $11,000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Executive Compensation Philosophy. It is the philosophy of ArgentBank's Compensation Committee of the Board to provide a total compensation package to the President and CEO which rewards strong corporate performance, provides incentives for long term profitability and growth consistent with safety and soundness, and remains competitive with other banks. The Committee uses a combination of base pay, annual performance awards, and long term incentives in achieving its philosophy. These compensation factors are reviewed in the last quarter of each year. The plans, the 1996 plan-related decisions, and supporting rationales are outlined below.

     BASE COMPENSATION. The base pay of the President and CEO listed above is established to limit fixed salary costs by targeting base pay to approximately eight percent below the peer market average of base compensation. The peer group is comprised of (6) banks in Louisiana with markets and asset levels similar to ArgentBank (the "Peer Group").

     EXECUTIVE VARIABLE PAY PLAN. The Executive Variable Pay Plan is designed to establish executive compensation competitive with other banks, to provide for meaningful cash awards, and to increase profitability and growth of ArgentBank consistent with other goals of ArgentBank, its shareholders, and its employees. Awards are based primarily on total return to shareholders and the financial results of ArgentBank indicated by ArgentBank's return on equity ("ROE"), return on assets ("ROA") rank within the Peer Group, and achievement of' individual goals.

     In 1996, Randall E. Howard and James R. Peltier received variable pay of $35,000. This payout was based upon total return to shareholders and 1996 operating results of ArgentBank, which exceeded targeted ROE and ROA goals.

     STOCK APPRECIATION RIGHTS. This plan involves a grant of units of common stock representing one share of ArgentBank stock each, which entitles the CEO to an amount equal to the appreciation of ArgentBank stock which occurs from the issue price to the price at a future exercise date which will occur upon a change in control of ArgentBank, disability, normal retirement, or death. The plan is renewable at the option of the Board of Directors every three years. Upon non-renewal of the plan, the CEO will he entitled to a pro-rata share of the appreciation of ArgentBank's stock. The number of units granted was equal to three times the base salary of the CEO. This plan provides an incentive to the CEO to assist in the successful negotiation and consummation of an acquisition of ArgentBank by another entity on the most preferential terms and at the highest price to ArgentBank, in the event an offer to acquire ArgentBank is made. The committee has no knowledge of anticipated or pending offers to acquire ArgentBank. It is not intended that additional grants of units will be made under this plan.

     This report was presented by the Compensation Committee:

          Harold M. Block
          Paul B. Candies
          Kevin J. Gaubert
          Alfred G. Robichaux, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Bank directors who are neither officers nor employees of ArgentBank. During 1996, no executive officer of ArgentBank served as a member of the Compensation Committee (or other board or committee performing similar functions) or the Board of Directors of another entity, one of whose executive officers served on the Compensation Committee or the Board of Directors of ArgentBank.

STOCK PERFORMANCE GRAPH

     The performance graph below compares the cumulative total shareholder return of ArgentBank with the cumulative total return of the NASDAQ Market Index and the MG Group Index. The MG Group Index is an industry index prepared by Media General and consists of 39 banks located in the east south central region of the United States. The performance graph assumes that $100 was invested in ArgentBank at the time it went public on the NASDAQ National Market System on September 1, 1992 and assumes dividends were reinvested through fiscal year ended December 31, 1996. The stock price performance shown in this graph is neither necessarily indicative of nor intended to suggest future stock price performance.


[INSERT GRAPH]


TRANSACTIONS WITH MANAGEMENT

     From time to time, ArgentBank has made loans to its officers and directors and to businesses in which its officers and directors own interest, and it intends to continue this policy. Such loans are made only upon approval of the Board of Directors, and at the same rate of interest, with the same security, and on the same conditions applicable to loans of a comparable nature made to others. These loans did not involve more than the normal risk of collectibility or present other unfavorable features.

     The Board of Directors with associates and principal officers, as a whole, have direct and indirect liabilities of $10,921,658.12 which is 16.14% of the Bank's Capital, Surplus, and Undivided Profits. This amount represents loans of $6,817,084.77 and committed credit lines of $4,338,181.00 of which $4,104,573.35 is unfunded. Their total indebtedness at a peak period during the year, as a whole, totaled $11,837,906.22 which is 17.50% of the Bank's Capital, Surplus and Undivided Profits. There was no member of the Board of Directors and principal officers who had direct and indirect liabilities in excess of 10% of the Bank's total Capital, Surplus, and Undivided Profits.

STOCK PRICES AND DIVIDENDS

     The table below presents the high and low market prices and dividend information. Until February 21, 1997, ArgentBank was traded on the NASDAQ Stock Market System under the trading symbol "ARGT". Since February 21, 1997, ArgentBank is traded on the American Stock Exchange under the trading symbol "AGB." On October 17, 1995, the Board of Directors declared a two-for-one stock split to shareholders of record on October 31, 1995. On July 20, 1993, the Board of Directors declared a four-for-one stock split. As of December 31, 1996, the number of shareholders of record of ArgentBank stock was 2,862.

MARKET VALUES & DIVIDENDS    HIGH       LOW   CASH DIVIDEND
----------------------------------------------------------------------

1996:
 March 31                    $24.50     $20.25    $ .13
 June 30                      22.00      18.50      .13
 September 30                 21.00      17.25      .13
 December 31                  19.00      17.25      .13
                                                  $ .52
                                                    ===
1995:
 March 31                   $13.88     $12.38     $ .11
 June 30                     19.13      13.88       .11
 September 30                22.50      18.13       .13
 December 31                 25.00      20.50       .13
                                                  $ .48
                                                   ====

             DESCRIPTION OF ARGENTBANK CAPITAL STOCK


AUTHORIZED AND OUTSTANDING STOCK

     ArgentBank has an authorized capitalization of 10,000,000 shares of capital stock, par value $.10 per share. Of these authorized shares, as of the date of this Joint Proxy
Statement/Offering Circular, 5,863,668 shares of capital stock were issued and outstanding.

VOTING RIGHTS

     ArgentBank's shareholders, pursuant to state law, do not have cumulative voting rights, and are entitled to one vote per share for all matters submitted to a vote of the shareholders of ArgentBank. Thus, a majority vote of the shareholders will elect the entire ArgentBank Board of Directors.

     ArgentBank's shareholders, pursuant to state law, must approve mergers, consolidations, liquidations, and conversions by a vote of at least two-thirds of the voting power present or by such larger or smaller proportion not less than a majority of the voting power present as the articles may provide. ArgentBank's Articles currently provide that unless a merger, consolidation, liquidation of conversion is previously approved by at least two-thirds vote ofthe entire Board of Directors, in which case a single majority vote of the shareholders will be sufficient for approval, no merger, consolidation, liquidation or conversion shall be authorized without the approval of seventy-five percent (75%) of the voting power of all outstanding and issued shares of ArgentBank Common Stock. The shareholders of ArgentBank will vote at the ArgentBank Meeting to amend the Articles to eliminate the requirement to obtain shareholder approval for certain business combinations. See "APPROVAL OF AMENDMENTS TO ARGENTBANK ARTICLES."

DIVIDEND RIGHTS

     The shareholders of ArgentBank are entitled to dividends when and as declared by its Board of Directors out of funds legally available therefor. No dividends may be declared or paid until ArgentBank has surplus equal to fifty percent of its outstanding common stock, provided that surplus shall not be reduced below that fifty percent level by the payment of the dividend. In addition, prior approval of the Commissioner shall be required if the total of all dividends declared and paid by ArgentBank during any one year would exceed the total of its net profits of that year combined with the net profits from the immediately preceding year. ArgentBank's ability to pay dividends can be further limited by its governing regulatory agency pursuant to the imposition of various enforcement actions upon ArgentBank. As a result, the ability of ArgentBank to pay dividends on its outstanding shares is subject, to some extent, to federal regulatory limitations.

PREEMPTIVE RIGHTS

     The holders of ArgentBank Common Stock do not have any preemptive rights to subscribe to any additional shares or other securities that may be issued or offered by ArgentBank in the future. Accordingly, ArgentBank Common Stock may be offered in the future to the investing public or to shareholders at the discretion of its Board of Directors.

LIQUIDATION RIGHTS

     The holders of ArgentBank Common Stock are entitled to share equally in the net assets of ArgentBank in the event of liquidation or dissolution.

LIMITATION OF LIABILITY OF DIRECTORS

     The ArgentBank Articles provide that no director or officer shall be personally liable to ArgentBank or to any shareholder for monetary damages for breach of his or her fiduciary duty.

INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

     ArgentBank's Articles provide that ArgentBank shall (a) fully indemnify its officers or directors from any such action or Judgment obtained therein or claim, except that said officer or director shall be responsible for a breach of his or her fiduciary obligation to the corporation or its shareholders, (b) acts or omissions not in good faith, acts or omissions of intentional misconduct or knowingly in violation of the law, (c) liability under Louisiana Revised Statutes 12:92(D); or (d) any transaction from which the officer or director derived an improper personal benefit.

TRANSFER AGENT

     The registered transfer agent and registrar for ArgentBank
Common Stock is SunTrust Bank, Atlanta, Georgia.

CHANGES IN CONTROL

     ArgentBank's Articles currently provide that unless a merger, consolidation, liquidation of conversion is previously approved by at least two-thirds vote of the entire Board of Directors, in which case a single majority vote of the shareholders will be sufficient for approval, no merger, consolidation, liquidation or conversion shall be authorized without the approval of seventy-five percent (75%) of the voting power of all outstanding and issued shares of ArgentBank Common Stock. The shareholders of ArgentBank will vote at the ArgentBank Meeting to amend the Articles to eliminate the requirement to obtain shareholder approval for certain business combinations. See "APPROVAL OF AMENDMENTS TO ARGENTBANK ARTICLES."

        ARGENTBANK'S MANAGEMENT'S DISCUSSION AND ANALYSIS
         OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

     The accompanying quarterly summary of income and selected financial data offers an overview of ArgentBank's results of operations. ArgentBank's net income amounted to $7.7 million or $1.31 per share for the year ended December 31, 1996, as compared to $8.1 million or $1.35 per share for the same period in 1995. ArgentBank's annual return on average assets was 1.35%. Total assets were $590.0 million at December 31, 1996, compared to $562.1 million at December 31, 1995, an increase of 4.96%. Net interest income increased by $1.1 million or 4.77%, as compared to the prior year. The 1996 operating results are attributable to the increased loan demand, the reduction in securities gains, increase in non-interest expense and a reduction in the negative provision for loan losses. The rise in net interest income experienced in 1996 is contributable to the redeployment of earning assets into the lending area.

     Loans totaled $345.7 million at December 31, 1996, compared to $288.5 million a year earlier. Commercial and real estate loans increased by $43.7 million as the economy in all regions showed signs of improvement. The increase in loan volume was also due in part to the Indirect Loan Program initiated in October 1994. The Indirect Loan Program totaled $35.8 million at December 31, 1996, compared to $21.0 million at December 31, 1995.

     ArgentBank's annual return on average shareholders' equity was 11.7% for 1996, as compared to 12.9% for the same period in 1995. Shareholders' equity as of December 31, 1996 amounted to $67.7 million, as compared to $66.5 million at December 31, 1995. The shareholders equity-capital-to-total-assets ratio (excluding market fluctuations) as of December 31, 1996 was 11.5%, compared to 11.6% the prior year (by comparison, the regulatory minimum capital ratio is 3.0%). The ratio of primary-capital-(equity capital plus allowance for loan losses, excluding market fluctuations) to-total-assets as of December 31, 1996 was 13.2%, as compared to 13.5% for the prior year.

     As of December 31, 1996, the allowance for loan losses was $10.4 million, as compared to $10.6 million at December 31, 1995. This represents a reserve-to-loan ratio of 3.0%, as compared to 3.7% at December 31, 1995. At December 31, 1996, non-performing loans totaled $224 thousand, or .06% of total loans outstanding, as compared to $130 thousand or .05% of total loans outstanding in the prior year.

     Total non-performing assets (including non-performing loans, restructured debt and repossessed assets) were $1.1 million at December 31, 1996, representing .17% of total assets, compared to the prior year's total of $941 thousand or .17% of total assets. As of December 31, 1996, ArgentBank had no other real estate owned. ArgentBank experienced net recoveries of $174 thousand in 1996, as compared to charge-offs of $102 thousand for 1995. The net charge-offs-to-average-loans for 1996 was -.05%, as compared to .04% a year earlier. The favorable net charge-offs and a continual low level of non-performing assets in 1996 enabled ArgentBank to record a negative provision of $300 thousand for the year, as compared to a negative provision of $1.0 million in the previous year.

     Total cash dividends paid for 1996 and 1995 were $.52 and $.48 per share, respectively, reflecting an increase of 8.3%. All per-share figures in management's discussion and analysis give effect to the two-for-one stock split effective October 31, 1995.

NET INTEREST INCOME

     The largest source of earnings is net interest income, the difference between interest income on interest-earning assets and interest expense incurred on interest-bearing liabilities. Net interest income was $24.4 million in 1996, as compared to $23.3 million in 1995, reflecting an increase of $1.1 million. The increase in net interest income is attributable to the shifting of earning assets from securities to loans.

NON-INTEREST INCOME

     Non-interest income remained stable during 1996. Non-interest income is comprised of service charges on deposits, other non-customer fees and securities gains and losses. Non-interest income totaled $3.2 million in 1996 and 1995. As a result of calls on securities and various sales, a gain of $151 thousand was recognized in 1996 as compared to $579 thousand in 1995.

NON-INTEREST EXPENSE

     Non-interest operating expense increased to $16.6 million in 1996, from $15.7 million in 1995, an increase of $877 thousand or
5.6 percent. Personnel expenses increased by $315 thousand, occupancy expenses increased by $252 thousand, data processing expenses increased by $340 thousand, while other operating expenses decreased by $27 thousand, as compared to 1995. The increase in personnel cost was due primarily to the expansion of two full-service branches in Terrebonne Parish, which increased the full-time equivalent staff, from 210.5 to 222.0. The increase in occupancy expenses was due to the addition of two full-service branches and the purchase of a document imaging system and an on-line teller system in 1996. The increase in data processing expenses is due to outsourcing of ArgentBank's LAN/WAN PC support to EDS.

FINANCIAL CONDITION

ASSETS

     Total assets at December 31, 1996 were $590.0 million, an increase of $27.9 million from the December 31, 1995 total of $562.1 million. Total loans outstanding increased by $57.2 million to $345.7 million at December 31, 1996, compared to $288.5 million at December 31, 1995. The redeployment of earning assets into loans enabled ArgentBank to hedge the erosion of the net interest margin in the face of declining interest rates during most of 1996. The following table reflects the changes in ArgentBank's loan portfolio for years 1996, 1995 and 1994 (in thousands).













































Table 1 - Loan Portfolio                                  1996            1995          1994
                                                          LOANS          LOANS          LOANS
                                                       OUTSTANDING    OUTSTANDING      OUTSTANDING
YEARS ENDED DECEMBER 31, (IN THOUSANDS)

Loans secured by real estate:
  Construction and land development                   $    9,010     $    5,864     $    2,382
  Secured by farmland                                      2,464            416            476
  Secured by 1-4 family residential
   properties                                             91,908         80,626         67,791
  Secured by multifamily (5 or more)
   residential properties                                 27,697         24,607         18,772
  Secured by nonfarm nonresidential
   properties                                            115,803        100,479         82,300
Loans to depository institutions                            ----            326            731
Loans to finance agricultural production and
  other loans to farmers                                     122             32             71
Commercial and industrial loans                           42,252         35,286         30,040
Loans to individuals for household, family,
   and other personal expenditures                        53,341         37,728         24,788
Obligations of state and political
   subdivisions                                            3,907          3,818          4,797
Other loans                                                   88            111             55
Less: Unearned income on loans                              (879)          (814)          (745)
Total loans and leases, net of unearned                 --------       --------       --------
   income                                               $345,713       $288,479       $231,458
                                                        ========       ========       ========

   On December 31, 1996, ArgentBank's total securities portfolio amounted to $192.7 million, as compared to $233.3 million at December 31, 1995.
The securities portfolio represented 32.7% of total assets and 35.1% of earning assets as of December 31, 1996. The following table reflects ArgentBank's breakdown of the investment portfolio for 1996, 1995 and 1994 (in thousands).

Table 2 - Securities Portfolio
YEARS ENDED DECEMBER 31, (IN THOUSANDS)                      1996           1995           1994
                                                           ------         ------         ------

U. S. Treasury securities                                 $53,768        $83,263        $87,881
U. S. Government agency and corporation
   obligations:
  Issued by FNMA and FHLMC                                 33,194          8,406          9,973
  Guaranteed by GNMA                                          203            263            409
  Collateralized mortgage obligations                      11,926         27,757         38,158
  All other U. S. Government agencies                      58,822         56,681         54,839
Securities issued by states and political
   subdivisions:
  General obligations                                      10,286         13,212         15,025
  Revenue obligations                                       6,666         10,681         10,118
Other domestic debt securities:
  Privately-issued collateralized mortgage
   obligations                                              9,377         14,900         24,035
  All other                                                 6,090         16,237         36,106
 Equity securities                                          2,327          1,912          1,793
                                                          -------        -------        -------
Total securities portfolio                               $192,659       $233,312       $278,337
                                                          =======        =======        =======

LIABILITIES

   Total deposits increased by $26.3 million to $516.5 million at December 31, 1996, from $490.2 million at December 31, 1995.
The net increase in deposits is due mainly to increases in time deposits. Table 3 reflects the changes in the deposit mix for years 1996, 1995 and 1994 (in thousands).







Table 3 - Deposit Composition                                       DECEMBER 31,
                                                             1996           1995           1994
                                                           ------         ------         ------

Non-interest-bearing - demand                            $ 82,693       $ 77,291       $ 75,697
Interest-bearing - demand                                  68,365         63,678         66,047
Money Market Accounts                                      88,651         89,806        111,067
Regular Savings and Christmas Club                         42,725         43,416         48,718
Individual Retirement Accounts                             27,516         27,407         26,681
Time Deposit - Personal                                   136,746        127,649        117,012
Time Deposit - Non-personal                                18,270         19,822         13,623
Time Deposit - Political                                   51,522         41,099         28,078
                                                          -------        -------        -------
Total Deposits                                           $516,488       $490,168       $486,923
                                                          =======        =======        =======























SHAREHOLDERS' EQUITY

   ArgentBank's annual return on average shareholders' equity was 11.75% for 1996, as compared to 12.9% for the same period in 1995. Shareholders' equity increased $1.2 million during 1996 to
$67.7 million, from $66.5 million at December 31, 1995.   Table 4
illustrates the changes in shareholders' equity for years 1996, 1995 and 1994 (in thousands).










































Table 4 - Shareholders' Equity Changes                            YEARS ENDED DECEMBER 31,
                                                            1996           1995           1994
                                                           -----          -----          -----

Balance at beginning of year                             $66,503        $59,022        $54,083
Net income                                                 7,738          8,074          8,002
Cash dividends paid                                       (3,070)        (2,837)        (2,211)
Common shares purchased & retired                         (2,212)           ---            ---
Net unrealized gain/(loss) on available-for-
   sale securities                                        (1,296)         2,244           (852)
                                                         -------        -------        -------
Balance at end of year                                   $67,663        $66,503        $59,022
                                                         =======        =======        =======























   Bank regulatory agencies require minimum capital standards. Currently, the minimum total risk-based capital requirement is 8.0%, and ArgentBank's adjusted assets capital ratio stands at 16.35%. The Tier-1 risk-based capital requirement is 4.0%, and ArgentBank's Tier-1 adjusted assets capital ratio is 15.08%. ArgentBank's core capital-to-total assets was 11.79% as of December 31, 1996, compared to a minimum requirement of 3.0% by the regulatory agencies.

   During 1996, the Board of Directors declared cash dividends totaling $.52 per share, an increase of 8.3% over last year.
During 1995, the Board of Directors declared a two-for-one stock split to shareholders of record on October 31, 1995.

LOAN LOSS RESERVES AND PROVISION FOR LOAN LOSSES

   Management evaluates the reserve for loan losses periodically to ensure that its level is adequate to absorb loan losses in the loan portfolio. At December 31, 1996, the reserve for loan losses was $10.4 million, as compared to $10.6 million at December 31, 1995. The provision for loan losses is a charge against current-period earnings and is added to the allowance for loan losses to establish a reserve level considered adequate by management to absorb future potential loan losses. A negative provision of $300 thousand was taken during 1996, as compared to a negative provision of $1.0 million in 1995. The net charge-offs for 1996 reflects -.05 percent, as compared to net charge-offs of .04 percent a year earlier. The favorable reductions in non-performing assets enabled ArgentBank to record a negative provision. Management believes that the allowance for loan losses at December 31, 1996 is adequate to absorb any losses in ArgentBank's portfolio. Table 5 recaps ArgentBank's charge-offs and recoveries experience in 1996 and 1995 by quarter (in thousands).
















Table 5 - Charge-offs and Recoveries           1996                                                                   1995
                            YTD          4th  3rd   2nd  1st          YTD      4th            3rd            2nd            1st
                            ---          ---  ---   ---  ---          ---      ---            ---            ---            ---

Charge-offs:
  Real estate loans         $16          $16  ---   ---  ---          $103     $38            $15             $4            $46
  Agricultural loans        ---          ---  ---   ---  ---           ---     ---            ---            ---            ---
  Commercial & industrial
    loans                    22           15    7   ---  ---            16     ---             16            ---            ---
  Consumer loans            271          114   68    73   16           135      36             24             42             33
  All other loans            96           36   24    16   20            68      17             19             14             18
                           -----        ----- ----  ---- ----          ----    ----           ----           ----            ---
    Total Charge-offs      $405         $181  $99   $89  $36          $322     $91            $74            $60            $97
                           =====        ===== ====  ==== ====          ====    ====           ====           ====            ===
Recoveries:
  Real estate loans        $416          $34  $26   $32 $324           $54     $28             $5             $7            $14
  Agricultural loans        ---          ---  ---   ---  ---           ---     ---            ---            ---            ---
  Commercial & industrial
   loans                     14            2   10     1    1             8       1              5              1              1
  Consumer loans            126           22   33    44   27           142      17             36             40             49
  All other loans            23            8    3     4    8            16       6              3              2              5
                           -----         ---- ---   ---- ----          ----     ----           ----           ----            ---
    Total Recoveries       $579          $66  $72   $81 $360          $220     $52            $49            $50            $69
                          =====        =====  ====  ==== ====          ====    ====           ====           ====            ===

Net Charge-offs /
(Net Recoveries)          $(174)        $115  $27    $8 $(324)          $102   $39            $25            $10            $28
                           =====        ===== ===   ===  ====           ====    ====          ====           ====           ===
Provision for loan
losses/(negative
provisions)               $(300)         --   ---    -- $(300)         $1000)$(250)         $(250)         $(250)         $(250)







LIQUIDITY

  Liquidity represents ArgentBank's ability to provide funds to satisfy demands from depositors, borrowers and other commitments by either converting assets to cash or accessing new or existing sources of funds. The principal sources of funds which provide liquidity are customer deposits, customer payments of principal and interest on loans, maturities of securities, earnings and borrowings. Management closely monitors the maturities of ArgentBank's assets and liabilities through a periodic review of maturity profiles, yield/rate behaviors and loan/deposit forecasts to minimize funding risks. ArgentBank's level of cash on hand is to provide, at all times, sufficient cash and other liquid assets for expected demand for funds. At December 31, 1996, cash and due from banks, securities, federal funds sold and repurchase agreements were 45.3 percent of deposits, as compared to 54.3 percent at December 31, 1995.

  ArgentBank's loan-to-deposit ratio at year-end 1996 increased to 64.9 percent, compared to 56.7 percent as of December 31, 1995. The Indirect Loan Program and the increase in loan demand represent the major factors for the increased percentage.

RESULTS OF OPERATIONS

  The accompanying quarterly summary of income and selected financial data offers an overview of ArgentBank's results of operations. ArgentBank reported net income of $7.7 million, or $1.31 per share in 1996, compared to $8.1 million, or $1.35 per share in 1995. The 1996 operating results are attributable to the increased loan demand, the reduction in securities gains, increase in non-interest expense and a reduction in the negative provision for loan losses.

NET INTEREST INCOME

  The largest source of earnings is net interest income, the difference between interest income on interest-earning assets and interest expense incurred on interest-bearing liabilities. Net interest income was $24.4 million in 1996, as compared to $23.3 million in 1995, reflecting an increase of $1.1 million. The increase in net interest income is attributable to the shifting of earning assets from securities to loans.

NON-INTEREST INCOME

  Non-interest income remained stable during 1996. Non-interest income is comprised of service charges on deposits, other non-customer fees and securities gains and losses. Non-interest income totaled $3.2 million in 1996 and 1995. As a result of calls on securities and various sales, a gain of $151 thousand was recognized in 1996 as compared to $579 thousand in 1995.

NON-INTEREST EXPENSE

  Non-interest operating expense increased to $16.6 million in 1996, from $15.7 million in 1995, an increase of $877 thousand or
5.6 percent. Personnel expenses increased by $315 thousand, occupancy expenses increased by $252 thousand, data processing expenses increased by $340 thousand, while other operating expenses decreased by $27 thousand, as compared to 1995. The increase in personnel cost was due primarily to the expansion of two full-service branches in Terrebonne Parish, which increased the full-time equivalent staff, from 210.5 to 222.0. The increase in occupancy expenses was due to the addition of two full-service branches and the purchase of a document imaging system and an on-line teller system in 1996. The increase in data processing expenses is due to outsourcing of ArgentBank's LAN/WAN PC support to EDS.
































                                                           1996                                      1995
                                 -----------------------------------------    ---------------------------------------------
                                                        INTEREST                                     INTEREST
TAXABLE-EQUIVALENT BASIS                   AVERAGE      INCOME/      YIELD/        AVERAGE           INCOME/         YIELD
(AVERAGE BALANCE SHEET AND                 BALANCES     EXPENSE       RATE         BALANCES          EXPENSE         RATE
INCOME/EXPENSE IN THOUSANDS)
-----------------------------    -----------------------------------------    ---------------------------------------------

ASSETS:
Interest-Earning Assets:
  Loans, including fees                    $308,548     $27,145       8.80%       $256,880         $22,806          8.88%
  Time Deposits                               -----       -----      -----           -----           -----         -----
Securities:
  U. S. Treasury securities and
  obligations of U. S.
  Government agencies                       123,273       7,967       6.46%        129,201           8,062          6.24%
  Obligations of States and
   political subdivisions                    21,292       1,421       6.67%         23,884           1,592          6.67%
  Mortgage-backed and CMO's                  63,387       3,856       6.08%         62,915           4,008          6.37%
  Corporate bonds                            10,390         489       4.71%         25,190           1,242          4.93%
  Federal Home Loan Bank Stock
   and mutual funds                           1,977         119       6.02%          1,837             119          6.48%
                                           --------    --------    --------       --------        --------       --------
    Total Securities                        220,319      13,852       6.29%        243,027          15,023          6.18%
Federal funds sold and securities
  purchased under agreements to
  resell                                     13,798         724       5.25%         15,481             904          5.84%
                                           --------    --------    --------       --------        --------       --------
    Total Interest-Earning
     Assets                                 542,665      41,721       7.69%        515,388          38,733          7.52%
Allowance for Loan Losses                  (10,577)                                (11,229)
Non-Interest-Earning Assets                  40,645                                 36,968
                                           --------                               --------

    Total Assets                           $572,733                               $541,127
                                           ========                               ========
LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-Bearing Liabilities:
  Interest-Bearing Deposits:
    Interest checking accounts              $64,965      $1,097       1.69%         $60,007         $1,022          1.70%
    Money market accounts                    87,474       2,324       2.66%          93,434          2,251          2.41%
    Regular savings                          42,574       1,058       2.49%          44,151          1,092          2.47%
    Individual retirement accounts           27,541       1,516       5.50%          27,204          1,457          5.36%
    Time Deposits                           204,802      10,832       5.29%         175,719          8,989          5.12%
                                           --------    --------    --------        --------       --------       --------
    Total Interest-Bearing
     Deposits                               427,356      16,827       3.94%         400,515         14,811          3.70%
Federal funds purchased and
  securities sold under
  agreements to repurchase                       47           4      -----                7              1         -----
Other interest-bearing liabilities              334          12      -----              415             22         -----
                                           --------    --------                    --------       --------
    Total Interest-Bearing
     Liabilities                            427,737      16,843                     400,937         14,834
Non-Interest-Bearing Liabilities:
  Demand deposits                            70,645                                  71,111
  Other liabilities                           8,614                                   6,704
                                           --------                                --------
    Total Non-Interest-Bearing
     Liabilities                             79,259                                  77,815
Shareholders' Equity                         65,737                                  62,375
                                           --------                                --------
    Total Liabilities and
     Shareholders' Equity                  $572,733                                $541,127
                                           ========                                ========
Net Interest Income/Margin                              $24,878       4.34%                        $23,899          4.42%






                            1994                               1993                                   1992
        -----------------------------------  ---------------------------------- ---------------------------------------------
                          INTEREST                        INTEREST                                      INTEREST
         AVERAGE          INCOME/   YIELD/    AVERAGE     INCOME/         YIELD/      AVERAGE           INCOME/          YIELD/
        BALANCES          EXPENSE    RATE     BALANCES    EXPENSE         RATE        BALANCES          EXPENSE          RATE
        -----------------------------------  ---------------------------------- ---------------------------------------------

         $210,761         $18,195   8.63%   $189,727      $17,266         9.10%    $193,126             $19,005          9.84%
               71               3   3.96%        130            5         3.52%         131                   6          4.31%

          149,587           8,411   5.62%    158,765        10,735         6.76%     175,293              13,378          7.63%

           24,300           1,607   6.61%     19,979         1,536         7.69%      15,275               1,179          7.72%
           75,764           4,223   5.57%     89,661         4,811         5.37%      89,175               5,447          6.11%
           44,854           2,272   5.06%     36,225         2,084         5.75%      29,160               2,175          7.46%

            1,738              82   4.75%        218             8         3.55%       -----               -----          -----
-------------------------------------------------------------------------------------------------------------------------------
          296,243          16,595   5.60%    304,848        19,174         6.29%     308,903              22,179          7.18%

           10,673             451   4.23%     17,183           498         2.90%      14,398                 508          3.53%
-------------------------------------------------------------------------------------------------------------------------------
          517,748          35,244   6.81%    511,888        36,943         7.22%     516,558              41,698          8.07%
          (12,791)                           (12,521)                                 (9,277)
           38,729                             36,315                                  33,732
         --------                           --------                                 -------
         $543,686                           $535,682                                $541,013
         ========                           ========                                 =======




          $61,404          $1,048    1.71%    $61,451      $1,077         1.75%     $57,167              $1,499          2.62%
          112,337           2,487    2.21%    113,335       2,564         2.26%     120,971               3,932          3.25%
           48,416           1,199    2.48%     47,241       1,206         2.55%      40,188               1,441          3.58%
           26,870           1,222    4.55%     27,185       1,295         4.77%      27,650               1,593          5.76%
          160,095           5,903    3.69%    167,838       5,722         3.41%     190,994               8,526          4.46%
          -------           -----    -----    -------       -----         -----     -------               -----          -----
          409,122          11,859    2.90%    417,050      11,864         2.84%     436,970              16,991          3.89%

              196              10    -----      -----       -----         -----       -----               -----          -----
              345              19    -----      -----          11         -----       -----                  14          -----
          --------        -------                          -------                                       -------
          409,663          11,888                          11,875                                        17,005

           70,432                              62,669                               54,953
            6,327                               5,269                                4,207
          --------                            --------                              --------
           76,759                              67,938                               59,160
           57,264                              50,694                               44,883
          --------                            --------                             --------
         $543,686                             535,682                              $541,013
         ========                             ========                             ========
                          $23,35     4.30%                $25,068         4.68%                         $24,693          4.56%

























                 ELECTION OF ARGENTBANK DIRECTORS
                (ITEM 2 ON ARGENTBANK PROXY CARD)


     The persons named below and in the table on page    under
the caption "CERTAIN INFORMATION CONCERNING ARGENTBANK -- Principal Shareholders" will be nominated for election to serve until the next annual meeting or until their successors are duly elected. All of the persons listed are members of the present Board of Directors. Although our charter calls for twenty-five directors, we are presently operating with twenty. We do not plan to fill these vacancies at the present time. Management feels that twenty directors are sufficient at present. Proxies cannot be voted for a greater number of person than the number of nominees named.

     Nominations for election for up to 25 persons to the Board of Directors may be made by the Board of Directors or by a shareholder or shareholders owning in the aggregate 10% of the outstanding stock of ArgentBank. Shareholder nominations to the Board must by made in writing and delivered to the Chairman of the ArgentBank Board on or before 120 days prior to the annual meeting of shareholders in order to be considered for inclusion in a proxy statement for an annual meeting of shareholders. Such notification must contain certain information concerning the proposed nominee or nominees.

     Shares represented by the proxy will be voted as directed.
In the absence of a contrary direction, the shares represented by the proxy will be voted for the election of the twenty nominees listed below.

J. Alvin Badeaux, Jr.
Bonnie E. Brady
Elie J. Cheramie
Randall E. Howard
Alfred G. Robichaux, Jr.
Perry A. Blanchard, Sr.
Weber L. Callais
Garret H. Danos
Irving E. Legendre, Jr.
David J. Robichaux, Jr.
Harold M. Block
Paul B. Candies
Kevin J. Gaubert
James T. Lytal, III
Donald J. Rouse
Joseph E. Boudreaux
Brian P. Cheramie
Carl E. Heck
James R. Peltier
Vernon E. Toups, Jr.


                SELECTION OF ARGENTBANK AUDITORS
                (ITEM 3 ON ARGENTBANK PROXY CARD)


     Deloitte & Touche LLP was employed by ArgentBank to audit the Statement of Condition as of December 31, 1996, and the results of operations for the year then ended. The firm is also retained by ArgentBank to prepare its tax returns. Before each professional service was rendered by Deloitte & Touche LLP, the service was approved and the possible effect on the independence of the accountants was considered by the Audit Committee. The firm has been retained for 1997. Representatives of Deloitte & Touche LLP plan to be present at the ArgentBank Meeting to answer any questions that may arise.


                    APPROVAL OF AMENDMENTS TO
                       ARGENTBANK ARTICLES
                (ITEM 4 ON ARGENTBANK PROXY CARD)


     The ArgentBank Board of Directors has approved and recommends that the shareholders approve the following amendments to ArgentBank's Articles of Incorporation, as amended (the "Articles"). It is ArgentBank's intent to incorporate all of the amendments set forth in this proposal which are approved by the shareholders into Amended and Restated Articles of Incorporation of ArgentBank (the "Restated Articles") to be filed with the Louisiana Office of Financial Institutions.

     The amendments proposed are (1) to change the date of the general meeting of the shareholders from the third Tuesday of April in each year to a date to be determined by the Board of Directors or in the Bylaws; (2) to eliminate shareholder approval of certain business combinations in which ArgentBank remains the surviving entity in order to conform to the Articles to the Louisiana Banking Laws, (3) to increase the number of authorized shares of Common Stock from 10,000,000 to 16,000,000; and (4) to authorize the members of the Board or its committees to participate in and hold meetings by means of conference telephone or other similar means of communication. The proposed amendments were approved by the Commissioner of the Louisiana Office of Financial Institutions on March 6, 1997.

     The following discussion is qualified in its entirety by the text of the proposed Restated Articles attached hereto as Appendix E. If any of the amendments proposed herein are not approved by the shareholders, prior to filing the Restated Articles with the Louisiana Office of Financial Institutions, ArgentBank will revise the Restated Articles to reflect the comparable provision of its current Articles of Incorporation.

AN AMENDMENT TO ARTICLE V OF ARGENTBANK'S ARTICLES TO CHANGE THE
DATE OF THE GENERAL MEETING OF THE SHAREHOLDERS

     The Board of Directors has adopted a resolution, pursuant to
Section 6:721 of the Louisiana Banking Laws, recommending an amendment to Article V of the Articles to effect a change in the date of the general meeting of the shareholders from the third Tuesday of April in each year to a date to be determined by the Board of Directors or in the Bylaws.

     TEXT OF THE AMENDMENT. The Articles shall be amended by deleting the first sentence of Article V and replacing it with the following text:

     The business of this corporation shall be conducted by, and its management be vested in and exercised by a Board of Directors, composed of not less than 15 nor more than 25 shareholders, all of whom shall be citizens of the United States and of the state of Louisiana; the said directors shall be elected at a general meeting of the shareholders, to be held each year on a date to be determined by the Board of Directors or in the Bylaws after the term of office herein fixed.

     PURPOSE OF THE CHANGE IN GENERAL MEETING DATE REQUIREMENTS.
Allowing the Board of Directors to determine the date of the general meeting of the shareholders each year will give the Board more flexibility in selecting the annual meeting date.

     VOTES REQUIRED AND RECOMMENDED. Approval of the proposal for ArgentBank to amend the Articles to change the date of the general meeting of the shareholders requires the affirmative vote of two-thirds of the voting power present at the ArgentBank Meeting. THE BOARD OF DIRECTORS OF ARGENTBANK RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL FOR ARGENTBANK TO AMEND THE ARTICLES TO ALLOW THE BOARD OF DIRECTORS TO DETERMINE THE DATE OF THE GENERAL MEETING OF THE STOCKHOLDERS. Unless otherwise specified, the enclosed proxy will be voted "FOR" the approval of the amendment.

AN AMENDMENT TO THE ARTICLES TO ELIMINATE SHAREHOLDER APPROVAL OF
CERTAIN BUSINESS COMBINATIONS IN WHICH ARGENTBANK REMAINS THE
SURVIVING ENTITY IN ORDER TO CONFORM TO THE LOUISIANA BANKING
LAWS

     Currently the Articles require shareholder approval for almost all business combinations, whether or not ArgentBank is the surviving entity. The Board of Directors has adopted a resolution to amend Article XI in order to eliminate the shareholder approval requirement for certain business combinations in which ArgentBank remains the surviving entity.

     TEXT OF THE BUSINESS COMBINATION AMENDMENT. The Articles shall be amended by deleting the following text in Article XI:

     1. Merger or consolidation with any corporation, partnership, trust or other person or legal entity.

     and adding the following text to Article XI:

     1. A merger, consolidation or similar combination of the corporation with any other corporation, partnership, trust or other person or legal entity in which the corporation is not the surviving corporation; or

     2. Any sale, lease, exchange, transfer or other disposition of more than 50% of the corporation's assets or earning power.

     PURPOSE OF THE AMENDMENT TO THE DEFINITION OF BUSINESS COMBINATION. The Louisiana Banking Laws provide that shareholder approval is not required for certain business combinations. More specifically, Section 6:352 of the Louisiana Banking Laws provides that if a merger agreement does not amend the articles of the surviving bank, and if the shares of such bank to be issued or delivered under the agreement do not exceed fifteen percent of the shares of such bank of the same class outstanding immediately prior to the effectiveness of the merger, approval of the agreement by such bank's shareholders shall not be required. The purpose of the amendment is to conform the Articles to
Section 6:352 so that shareholder approval will not be required for a merger or other similar combination if the requirements of
Section 6:352 are met.

     VOTES REQUIRED AND RECOMMENDED.  Approval of the Business
Combinations Amendment requires the affirmative vote of seventy-five percent (75%) of the voting power of all of the outstanding and issued shares of ArgentBank's Common Stock. THE BOARD OF
DIRECTORS OF ARGENTBANK RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
BUSINESS COMBINATION AMENDMENT. Unless otherwise specified, the enclosed proxy will be voted "FOR" the approval of the amendment.

AN AMENDMENT TO ARTICLE IV OF ARGENTBANK'S ARTICLES TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000
TO 16,000,000

     The Board of Directors has adopted a resolution recommending an amendment to Article IV of the Articles to increase
ArgentBank's authorized capital stock from the current 10,000,000 shares to 16,000,000.

     TEXT OF THE AMENDMENT. Article IV currently provides as follows:

     ARTICLE IV: The Capital Stock of this Corporation is hereby fixed at ten million (10,000,000)
                    shares with a par value of Ten Cents ($.10) per share.

     The proposed amendment would amend ARTICLE IV to provide as follows:

     ARTICLE IV: The Capital Stock of this Corporation is hereby fixed at sixteen million (16,000,000)
                    shares with a par value of Ten Cents ($.10) per share.

     PURPOSE OF AMENDMENT. Although the Board of Directors currently has no plans to issue the additional shares of Common Stock, if authorized, the Board of Directors of ArgentBank may issue any authorized but unissued Common Stock without further shareholder vote, unless required for a particular transaction by applicable law. Furthermore, ArgentBank's Board of Directors may, at its discretion, subsequently authorize the issuance of additional shares for any valid corporate purpose, including, without limitation, business combination transactions with other business entities, or through stock split or stock dividends, and for employee benefit or dividend reinvestment programs. The holders of ArgentBank Common Stock are entitled to one vote per share and do not have preemptive rights to purchase any securities subsequently issued by ArgentBank. The issuance of additional shares could cause the dilution of each existing shareholder's voting power, and could, depending on a variety of factors, have the effect of diluting the earnings per share or book value per share of the outstanding shares of ArgentBank Common Stock.

     The issuance of additional shares of Common Stock might have anti-takeover effects by diluting the voting power of a person seeking to acquire ArgentBank, but this is not the purpose of the increased authorization and the Board has no present intention of issuing Common Stock for such purpose. This proposal to amend the Articles is not in response to any effort of which ArgentBank is aware to accumulate ArgentBank's stock or obtain control of ArgentBank. The Board does not presently contemplate recommending the adoption of any other amendments to the Articles which could be construed to affect the ability of third parties to takeover or change control of ArgentBank.

     The Articles and Bylaws of ArgentBank presently contain the following provisions which could be considered to have an anti-takeover effect: (i) authorized but unissued shares of Common Stock issuable by the Board of Directors without shareholder approval; (ii) Board authority to increase or decrease the size of the Board of Directors during periods between annual shareholder meetings; and (iii) the requirement of the supermajority shareholder approval to approve certain business combinations. ArgentBank does not plan to employ any other takeover measures.

     The shareholders of ArgentBank Common Stock are entitled to receive dividends as may be declared by the Board of Directors of ArgentBank with respect to the Common Stock out of funds legally available.

     VOTES REQUIRED AND RECOMMENDED. Approval of the amendment to Article IV by the shareholders requires the affirmative vote of the holders of two- thirds of the voting power present. It is expected that shares owned beneficially or controlled by the officers and directors of ArgentBank (approximately 9% of the outstanding stock) will be voted in favor of the proposed amendment to the Articles. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

AN AMENDMENT TO ARTICLE VI OF ARGENTBANK'S ARTICLES TO AUTHORIZE
THE MEMBERS OF THE BOARD TO HOLD MEETINGS BY TELEPHONE CONFERENCE

     The Board of Directors has adopted a resolution, pursuant to
Section 6:721 of the Louisiana Banking Laws, recommending an amendment to Article VI of the Articles to authorize the members of the Board or its committees to participate in and hold meetings by means of conference telephone or other similar means of communication.

     TEXT OF THE AMENDMENT. Article VI shall be amended by adding the following text:

     The members of the Board or its committees may participate in and hold meetings by means of:

     (a) Conference telephone or other similar means of communication; and

     (b) With respect to extensions of credit only, communication or contact by the chairman, chief executive officer, or their designee through the use of any oral, electronic, or written means of communications, including the use of telephone, telegraph, facsimile transmittal, or other means of communication, provided that:

          (i) No member objects to a meeting being held in this manner;

          (ii) The chairman, chief executive officer, or their designee certifies in writing the proposal to be acted upon, their good faith attempt to communicate the contents of such writing to all members eligible to vote to determine their position on the proposal, the affirmative or negative position taken by any member, and the objection of any member under Item (i) of this Subparagraph; and

          (iii)     All actions taken pursuant to this
                    Subparagraph or proposed pursuant to this Subparagraph or proposed pursuant to this Subparagraph, but not taken due to the lack of the necessary votes required for approval or the objection of a member under Item (i) of this Subparagraph, be evidenced by the filing of the written certification required under Item (ii) of this Subparagraph in the records of proceedings of the Board of its committees, as applicable; for review at the next meeting of such Board of committee.

     Participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting except where the person participates for the sole, express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called convened or objects under the provisions of Louisiana Revised Statutes 6:283(C)(1)(b)(i).

     PURPOSE OF THE AMENDMENT.  The purposed of the amendment to
Article VI is to allow the twenty members of the ArgentBank Board of Directors, some of which reside outside of Lafourche Parish, to hold meetings by telephone conference and to poll its members by telephone.

     VOTES REQUIRED AND RECOMMENDED. Approval of the amendment to Article VI by the shareholders requires the affirmative vote of the holders of two- thirds of the voting power present at the ArgentBank Meeting for or against such approval. It is expected that shares owned beneficially or controlled by the officers and directors of ArgentBank (approximately 9% of the outstanding stock) will be voted in favor of the proposed amendment to the Articles. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES TO AUTHORIZE MEETINGS BY TELECONFERENCE.

                          LEGAL MATTERS

     Certain legal matters in connection with the ArgentBank
Common Stock being offered hereby will be passed upon by Watkins
Ludlam & Stennis, P.A., 633 North State Street, Jackson,
Mississippi, counsel for ArgentBank.

                             EXPERTS

     ABI. The consolidated financial statements of ABI as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, included herein, and upon the authority of said firm as experts in accounting and auditing.

     ARGENTBANK. The consolidated financial statements of ArgentBank contained in this Joint Proxy Statement/Offering Circular have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing elsewhere herein, and are included in reliance upon the report of such firms given upon their authority as experts in accounting and auditing.

                          OTHER MATTERS

     ABI. At the time of the preparation of this Joint Proxy Statement/Offering Circular, ABI had not been informed of any matters to be presented by or on behalf of ABI or its management for action at the ABI Meeting other than those listed in the Notice of Special Meeting of Shareholders and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

     Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors of ABI and return it at once in the enclosed postage-paid envelope.

     ARGENTBANK. At the time of the preparation of this Joint Proxy Statement/Offering Circular, ArgentBank had not been informed of any matters to be presented by or on behalf of ArgentBank or its management for action at the ArgentBank Meeting other than those listed in the Notice of Special Meeting of Shareholders and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

     Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors of ArgentBank and return it at once in the enclosed envelope.

       SHAREHOLDER PROPOSALS FOR ARGENTBANK ANNUAL MEETING

     Shareholders' proposals intended for inclusion in next year's proxy statement for the annual meeting of shareholders, to be held on May 19, 1998 should be sent to Hugh Hamilton, ArgentBank at P.O. Box 819, Thibodaux, Louisiana, 70302, and must be received by January 19, 1998. The mailing date for next year's annual shareholders' meeting will be April 17, 1998.

                  INDEX TO FINANCIAL STATEMENTS


              ABI CONSOLIDATED FINANCIAL STATEMENTS


Audited Consolidated Financial Statements - Years Ended December
31, 1996, 1995 and 1994
     Independent Auditors' Report. . . . . . . . . . . . . . .F-2

     Consolidated Statements of Condition  . . . . . . . . . .F-3

     Consolidated Statements of Operations . . . . . . . . . .F-5

     Consolidated Statements of Stockholders' Equity . . . . .F-6

     Consolidated Statements of Cash Flows . . . . . . . . . .F-7

     Notes to Consolidated Financial Statements. . . . . . . .F-9

                 ARGENTBANK FINANCIAL STATEMENTS


Audited Consolidated Financial Statements - Years Ended December
31, 1996, 1995 and 1994
     Report of Independent Auditors. . . . . . . . . . . . . F-25

     Consolidated Statements of Condition  . . . . . . . . . F-26

     Consolidated Statements of Income . . . . . . . . . . . F-27

     Consolidated Statements of Shareholders' Equity . . . . F-28

     Consolidated Statements of Cash Flows . . . . . . . . . F-29

     Notes to Consolidated Financial Statements. . . . . . . F-30

              ABI CONSOLIDATED FINANCIAL STATEMENTS


                  INDEPENDENT AUDITORS' REPORT


The Board of Directors
Assumption Bancshares, Inc.:


We have audited the accompanying consolidated statements of condition of Assumption Bancshares, Inc. and subsidiary as of December 31, 1996 and 1995, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Assumption Bancshares, Inc. and subsidiary at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.





KPMG PEAT MARWICK LLP

New Orleans, Louisiana
January 11, 1997


                  ASSUMPTION BANCSHARES, INC.
                         AND SUBSIDIARY

              Consolidated Statements of Condition

                   December 31, 1996 and 1995


                 Assets                             1996          1995
                ---------                     ----------      --------

Cash and due from banks                    $   4,266,633      6,293,399
Federal funds sold                            10,400,000      5,950,000
                                             -----------     ----------
      Cash and cash equivalents               14,666,633     12,243,399

Interest-bearing time deposits                    99,000         99,000
Securities:
  Held-to-maturity (market values of
    $13,988,010 and $14,765,181
    at December 31, 1996 and 1995,
    respectively)                             13,754,817     14,677,589
  Available-for-sale (amortized cost
    of $20,355,567 and $22,630,690
    at December 31, 1996 and 1995,
    respectively)                             20,339,424     22,686,923

Loans                                         60,830,935     57,086,118
  Less allowance for loan losses               1,190,245      1,195,517
                                              ----------     ----------
                                              59,640,690     55,890,601

Other real estate                                 30,194         20,717
Bank premises and equipment, net               2,092,022      2,230,281
Accrued interest receivable                      850,752        814,196
Other assets                                     328,650        444,794
                                             -----------    -----------
                                           $ 111,802,182    109,107,500
                                             ===========    ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
  Noninterest-bearing deposits             $  14,294,965     12,542,093
  Interest-bearing deposits                   87,082,783     86,806,028
                                             -----------    -----------
      Total deposits                         101,377,748     99,348,121

Accrued interest payable                         368,598        340,500
Other liabilities and accrued
  expenses                                       220,702        252,980
                                             -----------    -----------
      Total liabilities                      101,967,048     99,941,601
                                             -----------    -----------
Stockholders' equity:
  Common stock - $5 par value.
    Authorized 1,000,000 shares;
    issued and outstanding 160,000
    shares in 1996 and 1995                      800,000        800,000
  Paid-in capital                                450,000        450,000
  Retained earnings                            8,595,789      7,878,785
  Unrealized gain (loss) on
    securities,net of income taxes              (10,655)         37,114
                                              ----------    -----------
         Total stockholders' equity            9,835,134      9,165,899

Commitments
                                              ----------    -----------

                                           $ 111,802,182    109,107,500
                                             ===========    ===========


See accompanying notes to consolidated financial statements.

                  ASSUMPTION BANCSHARES, INC.
                         AND SUBSIDIARY

             Consolidated Statements of Operations

          Years ended December 31, 1996, 1995 and 1994


                                     1996          1995           1994
                                -----------    -----------    -----------

Interest income:
  Interest and fees on loans      $ 5,510,430     4,818,574      4,258,766
  Interest on securities:
    Taxable                         1,436,440      1,800,819     2,177,923
    Exempt from federal
      income taxes                    739,605        709,192       489,820
  Interest on federal funds
      sold                            243,989        163,735       146,561
  Interest on deposits with
      banks                             5,956          6,510         4,810
                                   ----------     ----------    ----------
         Total interest income      7,936,420     7,498,830      7,077,880

Interest expense on deposits        3,210,932      3,124,468     2,568,689
                                   ----------     ----------    ----------
         Net interest income        4,725,488      4,374,362     4,509,191

Provision for loan losses              36,000        136,000        60,000
                                   ----------     ----------    ----------
         Net interest income
           after provision
           for loan losses          4,689,488      4,238,362     4,449,191
                                   ----------     ----------    ----------
Other income:
  Service charges on customer
    accounts                          442,916        422,508       382,879
  Securities gains (losses)             7,496        (9,318)      (48,997)
  Other                               136,537        223,327       197,340
                                   ----------     ----------    ----------
                                      586,949        636,517       531,222

Other expenses                      3,723,389      3,581,629     3,539,335
                                   ----------     ----------    ----------
         Income before income
           taxes                    1,553,048      1,293,250     1,441,078

Income tax expense                    420,044        216,019       274,859
                                   ----------     ----------    ----------
         Net income               $ 1,133,004      1,077,231     1,166,219
                                   ==========     ==========    ==========

Per share data:

  Net income                      $      7.08           6.73          7.29
                                  ==========     ==========     ==========

  Number of shares used in
    computations                      160,000        160,000       160,000
                                   ==========     ==========    ==========

See accompanying notes to consolidated financial statements.

                               ASSUMPTION BANCSHARES, INC.
                                     AND SUBSIDIARY

                     Consolidated Statements of Stockholders' Equity

                      Years ended December 31, 1996, 1995 and 1994


                                                                   Net
                                                                unrealized
                                                                 gain or         Total
                         Common       Paid-in      Retained       (loss) on    stockholders'
                       stock        capital      earnings       securities      equity
                    ------------------------------------------------------------------------

Balances at
January 1, 1994     $ 800,000       450,000    6,411,335          271,185       7,932,520

Net income                -             -      1,166,219              -         1,166,219
Dividends
 declared, $2.25
 per common share         -             -       (360,000)             -          (360,000)
Change in
 unrealized gain
 (loss) on
 securities, net
 of tax benefit
 of $423,981              -             -            -          (823,022)        (823,022)
                      --------------------------------------------------------------------
Balances at
 December 31, 1994    800,000       450,000    7,217,554        (551,837)       7,915,717

Net income                -             -      1,077,231              -         1,077,231
Dividends declared,
 $2.60 per common
 share                    -             -      (416,000)              -          (416,000)
Change in unrealized
 gain (loss) on
 securities, net of
 tax expense of $303,400  -             -            -            588,951         588,951
                      --------------------------------------------------------------------
Balances at
 December 31, 1995    800,000       450,000    7,878,785           37,114       9,165,899

Net income                -             -      1,133,004              -         1,133,004
Dividends declared,
 $2.60 per common share   -             -      (416,000)              -         (416,000)
Change in unrealized
 gain (loss) on
 securities, net of
 tax benefit of $24,608   -             -            -           (47,769)        (47,769)
                      --------------------------------------------------------------------
Balances at
 December 31, 1996  $ 800,000       450,000    8,595,789         (10,655)       9,835,134
                      ====================================================================

 See accompanying notes to consolidated financial statements.

                  ASSUMPTION BANCSHARES, INC.
                         AND SUBSIDIARY

             Consolidated Statements of Cash Flows

          Years ended December 31, 1996, 1995 and 1994


                                      1996         1995             1994
                                  -------------------------------------------

Cash flows from operating
  activities:
  Net income                      $ 1,133,004     1,077,231         1,166,219
  Adjustments to reconcile
    net income to net cash
    provided by operating
    activities:
      Depreciation and
         amortization                 221,400       201,625           199,800
      Provision for loan losses        36,000       136,000            60,000
      Securities losses (gains)       (7,496)         9,318            48,997
      Writedown of other real
         estate                           -             -              63,554
      Decrease (increase) in
         accrued interest
         receivable                  (36,556)         5,620          (46,862)
      Increase (decrease) in
         accrued interest
         payable                       28,098       147,026          (18,941)
      Other                           101,776       113,205            11,057
                                   ----------     ---------         ---------
         Net cash provided by
          operating
          activities                1,476,226     1,690,025         1,483,824
                                   ----------     ---------         ---------
Cash flows from investing
  activities:
  Proceeds from sales of
    securities available-
    for-sale                        1,749,568     5,213,282        11,523,329
  Maturities of and principal
    payments on securities
    held-to-maturity                  920,267     2,256,336         5,075,055
  Purchases of securities
    available-for-sale            (2,780,211)     (489,431)         (458,675)
  Maturities of and principal
    payments on securities
    available-for-sale              3,315,766     1,503,873         3,250,573
  Purchases of securities
    held-to-maturity                   -        (2,323,160)      (14,780,358)
  Loans originated, net of
    principal collected           (3,840,191)   (6,577,548)       (7,055,327)
  Proceeds from sales of
    other real estate                  51,323       228,733               -
  Capital expenditures               (83,141)     (384,184)         (613,554)
                                   ----------    ----------       -----------
         Net cash used in
          investing activities      (666,619)     (572,099)       (3,058,957)
                                   ----------    ----------       -----------

Cash flows from financing
  activities:
  Net increase (decrease) in
    demand deposits, NOW
    accounts, money market
    accounts and savings and
    IRA accounts                  $   716,216     (778,149)         1,712,634
  Net increase (decrease) in
    certificates of deposit         1,313,411     1,873,503         (981,814)
  Dividends paid                    (416,000)     (416,000)         (360,000)
                                   ----------    ----------        ----------
         Net cash provided by
           financing
           activities               1,613,627       679,354           370,820
                                     ----------     ----------     ----------

Net increase (decrease) in cash
  and cash equivalents              2,423,234     1,797,280       (1,204,313)

Cash and cash equivalents at
  beginning of year                12,243,399    10,446,119        11,650,432
                                   ----------    ----------        ----------
Cash and cash equivalents at
  end of year                    $ 14,666,633    12,243,399        10,446,119
                                  ===========    ==========        ==========
Supplemental disclosures:
  Interest paid                  $  3,182,834     2,977,442         2,587,630
                                  ===========    ==========        ==========
  Income taxes paid              $    340,000       250,000           310,000
                                  ===========    ==========        ==========


See accompanying notes to consolidated financial statements.

                  ASSUMPTION BANCSHARES, INC.
                         AND SUBSIDIARY

           Notes to Consolidated Financial Statements

                December 31, 1996, 1995 and 1994


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  ORGANIZATION

          Assumption Bancshares, Inc. ("ABI") was incorporated under the laws of the State of Louisiana in 1984. On July 31, 1984, Assumption Bank and Trust Company ( "Assumption Bank") was reorganized as a subsidiary of ABI. Prior to July 31, 1984, ABI had no significant activity. ABI is currently engaged, through Assumption Bank subsidiary, in banking activities. Assumption Bank is the principal asset and primary source of revenue for ABI.

          Assumption Bank is subject to competition from other financial institutions and the regulations of certain government agencies. The government regulatory authorities periodically examine Assumption Bank's financial condition and regulatory compliance.

     (b)  BASIS OF PRESENTATION

          The consolidated financial statements include the financial statements of ABI and Assumption Bank. All significant intercompany balances and transactions have been eliminated in consolidation. All references to the "Bank" appearing hereafter shall mean the consolidated balances of ABI and Assumption Bank.

     (c)  SECURITIES

          The Bank adopted the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES (Statement 115) at December 31, 1993. Under Statement 115, the Bank classifies its securities in one of three categories: trading, available-for-sale, or held-to-maturity.
          Trading securities are bought and held principally for the purpose of selling them in the near future. The Bank has not established a trading portfolio. Held-to-maturity securities are those securities in which the Bank has the ability and intent to hold until maturity. All other securities not included in trading or held-to-maturity are classified as available-for-sale.

          Trading and available-for-sale securities are recorded at fair value. Held-to-maturity securities are recorded at amortized cost, adjusted for the amortization or accretion of premiums or discounts. Unrealized holding gains and losses on trading securities are included in earnings. Unrealized holding gains and losses, net of the related tax effect, on available-for-sale securities are reported as a separate component of stockholders' equity until realized. Transfers of securities between categories are recorded at fair value at the date of transfer. Unrealized holding gains and losses are recognized in earnings for transfers into trading securities. Unrealized holding gains or losses associated with transfers of securities from held-to-maturity to available-for-sale are recorded as a separate component of stockholders' equity. The unrealized holding gains or losses included in the separate component of equity for securities transferred from available-for-sale to held-for-maturity are maintained and amortized into earnings over the remaining life of the security as an adjustment to yield in a manner consistent with the amortization or accretion of premium or discount on the associated security.

          A decline in the market value of any available-for-sale or held-to-maturity security below cost that is deemed other than temporary results in a charge to earnings resulting in the establishment of a new cost basis for the security.

          Premiums and discounts are amortized or accreted over the life of the related security as an adjustment to yield using the effective interest method. Interest income is recognized when earned. Realized gains and losses for securities classified as available-for-sale and held-to-maturity are included in earnings and are derived using the specific identification method for determining the cost of securities sold.

     (d)  ALLOWANCE FOR LOAN LOSSES

          Management considers the allowance for loan losses adequate to absorb losses on the loans outstanding as of each reporting date. The determination of the allowance for loan losses, using the Bank's procedures and methods, is based upon various judgments and assumptions. The factors which influence management's judgment in determining the level of the allowance for loan losses and the amount which is charged to operating expenses are: (1) past loan loss experience; (2) composition of the loan portfolio; (3) evaluation of potential future losses; (4) current economic conditions; (5) specific identification and anticipation of problem and nonperforming loans, and (6) other relevant factors affecting loans. No assurance can be given that the Bank will not, in any particular period, sustain loan losses which are sizable in relation to the amount reserved or that subsequent evaluations of the loan portfolio, in light of conditions and factors then prevailing, will not require significant changes in the allowance for loan losses. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses. Such agencies may require the Bank to recognize additions to the allowance based on their judgment about information available to them at the time of their examinations.

          During the first quarter of 1995, the Bank adopted Statement of Financial Accounting Standard No. 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN (Statement 114) and STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 118, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN - INCOME RECOGNITION AND DISCLOSURES (Statement
          118). The Bank applied the provisions of Statement 114 and Statement 118 to all of its loans, except for its consumer installment loans which are collectively evaluated for impairment. Pursuant to Statement 114 and Statement 118, a loan is considered to be impaired when, based on current information and events, it is probable that the Bank will be unable to collect principal and interest amounts due according to the contractual terms of the loan agreement. When a loan is impaired, the measurement of its impairment can be determined in one of three ways, as follows: (1) the present value of the expected cash flows of the loan discounted at the loan's original effective interest rate, (2) the observable market price of the impaired loan, or (3) the fair value of the collateral of a collateral-dependent loan. The amount by which the recorded investment in the loan exceeds the measure of the impaired loan is recognized by recording a valuation allowance with a corresponding charge to the provision for possible loan losses. The effect of adopting Statement 114 and Statement 118 on the Bank's financial condition and results of operations was immaterial.

  (e) OTHER REAL ESTATE

         Other real estate consists of properties that were acquired through foreclosure or through acceptance of a deed in lieu of foreclosure. These properties are recorded at the lower of cost or fair value, net of estimated selling costs. When a reduction from the carrying value of the loan to the fair value of the property is required at the time of foreclosure, the difference is charged to the allowance for loan losses. Revenues and expenses associated with operating these properties are recorded during the period in which they are received or incurred.

         The process of determining the appropriate valuation of other real estate involves judgments and estimates that are particularly susceptible to change.

  (f) BANK PREMISES AND EQUIPMENT

         Bank premises and equipment are stated at cost, less accumulated depreciation. Depreciation of bank premises and equipment is calculated using a combination of straight-line and accelerated methods over the estimated useful lives of the assets. Estimated useful lives range up to 39 years for buildings, 3-10 years for furniture and equipment and the shorter of the lease term or the useful life for leasehold improvements.

  (g) INTEREST INCOME ON LOANS

         Accrual of interest on loans is discontinued when management believes, after considering economic and business conditions and collection efforts, that the borrowers' financial condition is such that collection of interest is doubtful.

  (h) INCOME TAXES

         Effective January 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES (Statement 109). Under the asset and liability method of Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  (i) PENSION PLAN

         The Bank participates in a noncontributory defined-benefit pension plan organized by the Louisiana Bankers' Association which covers substantially all employees. Pension costs are actuarially determined and include the amortization of prior service costs over the estimated remaining service periods of the Bank's employees.
         Funding is based on a review of the specific requirements and an evaluation of the assets and liabilities of the defined-benefit pension plan. The Bank does not provide any postretirement or postemployment benefits, except for those provided under the pension plan.

  (j) ADVERTISING COST

         The costs of advertising are expensed as incurred.

  (k) RECLASSIFICATION

         Certain reclassifications were made to the consolidated financial statements of prior years to conform with the presentation for 1996.

  (l) USE OF ESTIMATES

         Management of the Bank has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

  (m) EARNINGS PER SHARE

         Earnings per share have been computed on the basis of the weighted average number of shares of common stock outstanding during the year.

  (n) STATEMENTS OF CASH FLOWS

         For purposes of the consolidated statements of cash flows, the Bank considers due from banks and federal funds sold to be cash equivalents.

(2) SECURITIES

    The amortized cost, gross unrealized holding gains, gross unrealized holding losses and fair value of held-to-maturity and available-for-sale securities by major security type at December 31, 1996 and 1995, were as follows:

                                            Gross       Gross
                             Amortized    unrealized  unrealized     Fair
                                cost         gains      losses        value
                             ---------     ---------   --------      --------

1996

Held-to-maturity:
     Mortgage-backed
    securities               $ 3,404,847      55,659     (23,915)  3,436,591
  State and municipal
    obligations                9,909,065     166,409     (80,845)  9,994,629
  Collateralized
    mortgage
    obligations                  440,905     115,885          -      556,790
                              ----------   ---------    ---------  ---------
    Total held-to-
      maturity                13,754,817     337,953    (104,760) 13,988,010
                              ----------   ---------    ---------  ---------

                                            Gross       Gross
                             Amortized    unrealized  unrealized     Fair
                                cost         gains      losses        value
                             ---------     ---------   --------      --------

Available-for-sale:
     Mortgage-backed
    securities              $ 13,489,693      75,198    (158,857)  13,406,034
  Other U.S.
    Government
    agencies                   2,411,155      34,253     (30,551)   2,414,857
  State and municipal
    obligations                4,166,230      36,440     (30,844)   4,171,826
  Collateralized
    mortgage
    obligations                  288,489      58,218      -           346,707
                             -----------   ---------    ---------  ----------
    Total available-
      for-sale                20,355,567     204,109    (220,252)  20,339,424
                             -----------   ---------    ---------  ----------
  Total securities          $ 34,110,384     542,062    (325,012)  34,327,434
                             ===========   =========    =========  ==========

        1995

Held-to-maturity:
  Mortgage-backed
    securities              $  4,252,551      81,325     (23,588)   4,310,288
  State and municipal
    obligations                9,970,032     152,595    (160,637)   9,961,990
  Collateralized
    mortgage
    obligations                  455,006      37,897      -           492,903
                             -----------   ---------    ---------  ----------
    Total held-to-
      maturity                14,677,589     271,817    (184,225)  14,765,181
                             -----------   ---------    ---------  ----------
Available-for-sale:
  Mortgage-backed
    securities                16,748,075     121,091    (137,987)  16,731,179
  Other U.S.
    Government
    agencies                   1,420,185      70,755      (9,263)   1,481,677
  State and municipal
    obligations                4,174,676      32,747     (48,128)   4,159,295
  Collateralized
    mortgage
    obligations                  287,754      27,018       -          314,772
                             -----------   ---------    ---------  ----------
    Total available-
      for-sale                22,630,690     251,611    (195,378)  22,686,923
                             -----------   ---------    ---------  ----------
  Total securities          $ 37,308,279     523,428    (379,603)  37,452,104
                              ==========   =========   ==========  ==========

    The amortized cost and fair values of securities at December 31, 1996, by remaining contractual maturity are shown below (in thousands of dollars). Expected maturities will differ from contractual maturities on mortgage-backed securities and other securities which may have prepayment provisions.


                                                Amortized      Fair
                                                    cost      value

      Held-to-maturity:
        Due after one year through
          five years                                $    501         504
        Due after five years through
          ten years                                    7,071       7,135
        Due after ten years                            2,337       2,356
        Mortgage-backed securities and
          collateral mortgage obligations              3,846       3,993
                                                     -------     -------
          Total held-to-maturity                      13,755      13,988
                                                     -------     -------
      Available-for-sale:
        Due in one year or less                        1,639       1,671
        Due after one year through
          five years                                   3,631       3,619
        Due after five years through
          ten years                                    1,307       1,297
        Mortgage-backed securities and
          collateral mortgage obligations             13,778      13,752
                                                     -------     -------
          Total available-for-sale                    20,355      20,339
                                                     -------     -------
          Total securities                          $ 34,110      34,327
                                                     =======     =======

     During November 1995, the Financial Accounting Standards Board
     (FASB) issued "A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY
     SECURITIES" (Implementation Guide). In accordance with the Implementation Guide, the Bank reclassified securities with an amortized cost of $10,899,000 and a net unrealized gain of $14,600, from the held-to-maturity category to the available-for-sale category as of December 31, 1995.

     During 1996, 1995 and 1994, gross gains of $10,001, $40,457 and $55,929, respectively, were realized on sales of securities. Gross losses of $2,505, $49,775 and $104,926 were realized on sales during 1996, 1995 and 1994, respectively.

     Securities having a carrying value of approximately
     $17,678,000 and $21,609,000 at December 31, 1996 and 1995,
     respectively, were pledged to secure public deposits as required by law.

     At December 31, 1996, the Bank held no securities issued by a single issuer which exceeded 10% of stockholders' equity. At December 31, 1995, the Bank held securities issued by Assumption Parish totaling $980,000, which exceeded 10% of stockholders' equity.

(3)  LOANS AND ALLOWANCE FOR LOAN LOSSES

     A summary of the types of loans follows:

                                                 1996             1995

      Commercial, financial and
        agricultural                        $  2,680,514       3,497,583
      Real estate                             50,412,576      46,695,271
      Individuals                              7,737,845       6,893,264
                                             -----------     -----------
                                            $ 60,830,935      57,086,118
                                             ===========     ===========

    A summary of the changes in the allowance for loan losses for 1996, 1995 and 1994 follows:

                                           1996       1995         1994

Balance at beginning of year           $ 1,195,517  1,103,823   1,129,774
Provision charged to income                 36,000    136,000      60,000
                                        ----------  ---------   ---------
                                         1,231,517  1,239,823   1,189,774
                                        ----------  ---------   ---------

Loans charged-off                         (133,053)   (87,602)   (140,623)
Recoveries on loans charged-off             91,781     43,296      54,672
                                        ----------  ---------   ---------
      Net loans charged-off                (41,272)   (44,306)    (85,951)
                                        ----------  ---------   ---------
      Balance at end of year           $ 1,190,245  1,195,517   1,103,823
                                        ==========  =========   =========

    The Bank had loans of approximately $850,000 and $853,000 on nonaccrual at December 31, 1996 and 1995, respectively. The amount of additional interest income on nonaccrual loans, which would have been recognized for 1996, 1995 and 1994, had the related loans been performing according to their original terms was not material. Interest income recognized on the cash basis on loans in nonaccrual status was approximately $53,000, $48,500 and $39,000 for 1996, 1995 and 1994, respectively.

    At December 31, 1996 and 1995, impaired loans, all of which were on nonaccrual, totaled $850,000 and $853,000, requiring a total impairment allowance of $235,000 and $235,000, respectively. The average recorded investment in impaired loans was approximately $791,000 and $768,000 during the year ended December 31, 1996 and 1995, respectively. For all impaired loans, the impairment amount was measured using the fair value of the underlying collateral.

    For purposes of the consolidated statements of cash flows, noncash investing and financing transactions include other real estate and assets acquired in settlement of loans of approximately $54,000, $23,000, and $58,000 during 1996, 1995 and 1994, respectively.

    The Bank has extended loans, in the ordinary course of business, to officers and directors of ABI and Assumption Bank, their immediate families and companies in which the directors are principal owners. In the opinion of management, such transactions are on substantially the same terms as those prevailing at the time for comparable transactions with others. The amount of loans to these persons and their interests and the related activity for 1996 and 1995 is summarized as follows:

                                                1996        1995

      Balance at beginning of
         year                              $ 1,888,846   1,056,766
      Additions                              2,691,550   4,618,705
      Payments and renewals                 (2,350,380) (3,786,625)
                                            -----------  ----------
      Balance at year end                  $ 2,230,016   1,888,846
                                            ==========  ==========

(4) BANK PREMISES AND EQUIPMENT

    Bank premises and equipment are summarized as follows:

                                                    Accumulated
                                            Cost    depreciation             Net
                              ----------------------------------------------------

  December 31, 1996:
      Land                            $   256,532      - - - -              256,532
      Banking houses                    1,699,888     (715,368)             984,520
      Leasehold improvements              108,198     (102,420)               5,778
      Furniture and fixtures            2,769,461   (1,924,269)             845,192
                                       ----------   -----------           ---------
                                      $ 4,834,079   (2,742,057)           2,092,022
                                       ==========   ===========           =========
  December 31, 1995:
      Land                                256,532           -               256,532
      Banking houses                    1,678,007     (667,967)           1,010,040
      Leasehold improve-
           ments                          108,198      (68,280)              39,918
      Furniture and fix-
           tures                        2,708,200   (1,784,409)             923,791
                                       ----------   -----------           ---------
                                      $ 4,750,937   (2,520,656)           2,230,281
                                       ==========   ===========           =========

(5) PENSION PLAN

    The Bank participates in a noncontributory defined-benefit pension plan organized by the Louisiana Bankers' Association, which covers substantially all of its employees. The following table sets forth the plan's funded status and amounts recognized in the Bank's consolidated statements of condition at December 31, 1996 and 1995.

                                                    1996          1995
                                                 -------       -------

Pension benefit obligation:
    Accumulated benefit obligations:
       Vested                                   $ 2,154,571     1,866,974
       Nonvested                                    110,123       165,697
                                                 ----------    ----------
                                                  2,264,694     2,032,671
    Additional benefits based on
     estimated future salary levels                 435,876       440,659
                                                 ----------    ----------
    Projected benefit obligation                  2,700,570     2,473,330

    Plan assets at fair value                     2,343,655     2,134,586
                                                 ----------    ----------
    Plan assets less than projected
     benefit obligation                           (356,915)     (338,744)

    Unrecognized net asset being
     amortized over 14 years                        446,115       387,737
                                                 ----------    ----------
    Prepaid pension cost included in
     other assets                               $    89,200        48,993
                                                  ==========     ==========

     Plan assets for the defined benefit pension plan consist primarily of common stocks, corporate bonds, U.S. Government obligations and cash equivalents.

    Net pension expense for 1996, 1995 and 1994 included the following:

                                              1996      1995        1994
                                             ------    ------      ------
Service cost - benefits earned
    during the period                     $  57,211     53,927     61,063
Interest cost on projected
    benefit obligation                      175,574    163,421    151,513
Actual return on plan assets              (192,975)  (303,418)     29,188
Amortization of transition assets             8,783    136,132  (202,234)
                                           --------   --------   --------
       Net pension expense                $  48,593     50,062     39,530
                                           ========   ========   ========

    Assumptions used in determining the pension expense for the years ended December 31, 1996, 1995 and 1994 were:

                                              1996      1995       1994
                                            -------     ------    -------

Discount rate                                 7.50%     8.05%      7.25%
  Rates of increase in
    compensation levels                       3.50      3.50       4.00
  Expected long-term rate of
    return on assets                          9.00      9.00       9.00
                                             =====     =====      =====

 (6)     DEPOSITS

    A summary of deposit accounts at December 31, 1996 and 1995 follows:

                                              1996        1995
                                             ------       ------
Noninterest-bearing                     $  14,294,965  12,542,093

Interest-bearing:
  NOW accounts                             19,740,118  20,518,595
  Money market accounts                    10,583,829  10,699,688
  Savings and IRA accounts                 21,573,867  22,393,243
  Certificates of deposit
       $100,000 and over                    3,650,360   3,577,697
  Other certificates of deposit            30,857,553  28,778,502
  Other time deposits $100,000
       and over                               677,056     838,303

                                           87,082,783  86,806,028

                                        $ 101,377,748  99,348,121
                                          -----------  ----------

      Interest expense related to certificates of deposit and other time deposits, $100,000 and over totaled $204,731, $185,470, and $105,364 during 1996, 1995 and 1994, respectively.


(7)   OTHER EXPENSES

      Details of other expenses are as follows:

                                             1996       1995       1994
                                            ------      ------    ------

      Salaries and employee
        benefits                         $ 1,835,239  1,797,053  1,709,801
      Repairs and maintenance                284,207    277,247    241,800
      Depreciation                           221,400    201,625    199,800
      Stationery and supplies                180,960    195,577    190,886
      Occupancy                              154,767    149,663    142,037
      Data processing                         17,889     19,930     17,753
      Professional services                  386,965    202,413    162,420
      Directors' fees                        107,250     91,550     91,600
      FDIC insurance and state
        assessments                           24,198    130,024    239,968
      Taxes, other than on income            113,252     88,026     75,017
      Telephone                               68,138     79,683     83,378
      Postage                                 59,720     60,000     61,783
      Other real estate                        3,892     29,004     93,544
      Conventions and seminars                29,200     30,261     43,796
      Advertising and marketing              109,341    104,934     92,297
      Other                                  126,971    124,639     93,455
                                          ----------  ---------  ---------
                                         $ 3,723,389  3,581,629  3,539,335
                                          ==========  =========  =========

(8)   INCOME TAXES

      Income tax expense for the years ended December 31, 1996, 1995 and 1994 consists of:

                                               1996      1995       1994
                                              ------     ------    ------

Income from continuing operations:
  Current                                  $ 366,060    253,850   292,560
  Deferred                                    53,984   (37,831)   (17,701)
                                            --------   --------   --------
                                             420,044    216,019    274,859

Deferred tax expense (benefit)
  recorded in stockholders'
  equity for unrealized gains
  (losses) on securities
  available-for-sale                        (24,608)    303,400  (423,981)
                                            --------   --------  ---------
                                           $ 395,436    519,419  (149,122)
                                            ========   ========  =========

    Total income tax expense differed from the amounts computed by applying the U.S. federal income tax rates to income before income taxes as a result of the following:

                                               1996        1995          1994
                                              ------      ------         ------

U.S. federal income tax rate                     34%        34%            34%
                                             =======    =======         ======
Computed "expected" income tax             $ 528,036    439,884        474,432
Increase (decrease) in income taxes
  resulting from:
      Tax-exempt interest                  (258,182)  (249,440)      (173,066)
      Non-deductible professional
        fees                                  61,200        -              -
      Other, net                              88,990     25,575       (26,507)
                                            --------   --------       --------
      Total income tax expense             $ 420,044    216,019        274,859
                                            ========   ========       ========

    The tax effects of temporary differences that give rise to the net deferred tax asset at December 31, 1996 and 1995 are presented below:


                                                 1996            1995
                                               ------          ------

  Deferred tax assets:
      Allowance for possible loan
        losses                                $ 278,951        266,635
        Unrealized losses on
          securities available-
          for-sale                                5,488            -
      Other real estate due to
        writedowns                               21,608         21,608
      Minimum tax credit carryforward               -           19,438
      Other                                         488          3,316
                                               --------       --------
        Total deferred tax assets               306,535        310,997
                                               --------       --------

  Deferred tax liabilities:
      Unrealized gains on securities
        available-for-sale                          -           19,120
      Bank premises and equipment,
        principally due to
        differences in cost basis
        and depreciation                         77,867         60,367
      Securities, principally due
        to differences cost basis
        and discount accretion                   90,553         76,953
      Pension, principally due to
        accrual for tax and not
        financial reporting purposes             31,135         18,201
                                               --------       --------
        Total deferred tax
          liabilities                           199,555        174,641
                                               --------       --------
        Net deferred tax asset                $ 106,980        136,356
                                               ========       ========

    No valuation allowance was recorded against the deferred tax asset because management believes that it is more likely than not that the net deferred tax asset will be realized in full.


(9) PARENT COMPANY CONDENSED FINANCIAL INFORMATION

    Summarized financial information for Assumption Bancshares, Inc. (parent company only) follows:
[CAPTION]
                         BALANCE SHEETS

              ASSETS                                  DECEMBER 31,
             ----------                              1996        1995
                                                    ------------------

Cash                                             $      704      1,854
Investment in 100% of the outstanding
    common stock of bank subsidiary               9,834,430  9,164,045
                                                  ---------  ---------
                                                 $9,835,134  9,165,899
                                                  =========  =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Stockholders' equity:
  Common stock                                      800,000    800,000
  Paid-in capital                                   450,000    450,000
  Retained earnings                               8,595,789  7,878,785
  Unrealized gain (loss) on securities,
    net of income taxes                            (10,655)     37,114
                                                 ----------  ---------
                                                $ 9,835,134  9,165,899
                                                 ==========  =========


                           STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31,
                                         1996           1995       1994
                                    --------------------------------------

Equity in net income
  of bank subsidiary                    $ 1,135,154   1,077,756  1,167,955
Assessments from state banking
   commission                               (2,150)       (525)    (1,736)
                                         ----------   ---------  ---------
    Net income                          $ 1,133,004   1,077,231  1,166,219
                                         ==========   =========  =========


                    STATEMENTS OF CASH FLOWS


                                            YEARS ENDED DECEMBER 31,
                                           1996         1995     1994
                                      ----------------------------------

Net income                              $ 1,133,004   1,077,231  1,166,219
  Adjustments to reconcile net
    income to net cash used by
    operating activities:
      Equity in net income of
      bank subsidiary                   (1,135,154) (1,077,756)(1,167,955)
                                         ----------  ---------- ----------
      Net cash used by operating
      activities                            (2,150)       (525)    (1,736)
                                         ----------  ---------- ----------
Cash used in financing activities -
  dividends paid to shareholders          (416,000)   (416,000)  (360,000)
                                         ----------  ---------- ----------
Cash provided by investing
  activities -dividends received
  from subsidiary                           417,000     416,000    364,000
                                         ----------  ---------- ----------
    Net increase (decrease) in
      cash                                  (1,150)       (525)      2,264

Cash at beginning of year                     1,854       2,379        115
                                          ---------   ---------  ---------
Cash at end of year                     $       704       1,854      2,379
                                          =========   =========  =========

    ABI's primary source of working capital is dividends from Assumption Bank. Certain restrictions exist under Federal law regarding the ability of the subsidiary bank to transfer funds to ABI in the form of cash dividends. In addition, regulatory authorities also consider the adequacy of the Assumption Bank's capital in relation to its assets and other considerations. Therefore, such capital adequacy may limit the availability of undistributed earnings by a varying amount.

(10)  COMMITMENTS

    The Bank is a party to financial instruments with off-balance-sheet risk which are executed in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate (market) risk in addition to the amounts reflected in the accompanying consolidated statements of condition.

    The Bank's exposure to loss in the event of nonperformance by the other parties to these financial instruments is limited to the contractual amount of such instruments. The Bank employs the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

    Financial instruments whose contract amounts represent credit risk as of December 31, 1996 and 1995 are as follows:

                                                   1996         1995
                                                  -------      -------

      Commitments to extend credit             $ 3,530,235    4,185,759
      Stand-by letters of credit                   923,807    1,016,624
                                                ----------    ---------
                                               $ 4,454,042    5,202,383
                                                ==========    =========

    Commitments to extend credit are agreements to extend credit to a customer under certain terms and conditions. Commitments generally have fixed expiration dates of less than one year and other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on an individual basis. The amount of collateral required, if deemed necessary by the Bank upon extension of credit, is based on management's evaluation of the creditworthiness of the counterparty, and the terms of the agreement. Collateral held varies, but generally includes: accounts receivable, inventory, property, plant, and equipment, and real estate.

    Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. Letters of credit can be secured by cash or non-cash items. Those secured by non-cash items are backed by a note signed by the customer.

(11)  FAIR VALUE OF FINANCIAL INSTRUMENTS

    Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (Statement 107), requires the disclosure of estimated fair values for financial instruments. Quoted market prices, if available, are utilized as an estimate of the fair value of financial instruments. Because no quoted market prices exist for a significant part of the Bank's financial instruments, the fair value of such instruments has been derived based on management's assumptions with respect to future economic conditions, the amount and timing of future cash flows and estimated discount rates. Different assumptions could significantly affect these estimates. Additionally, these estimates are only indicative of individual financial instruments' values and should not be considered an indication of the fair value of the Bank taken as a whole.

    The estimated fair value of financial instruments at December
    31, 1996 is as follows (in thousands of dollars):

                                                      Carrying             Fair
                                                       Amount             Value
                                                   -----------           -------
  Financial assets:
    Cash and cash equivalents                      $  14,667              14,667
    Interest-bearing deposits                             99                  99
    Securities:
       Held-to-maturity                               13,755              13,988
       Available-for-sale                             20,339              20,339
    Loans receivable, net                             59,641              60,584
                                                     -------             -------
  Financial liabilities - deposits                   101,378             101,414
                                                     =======             =======

  The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

    Cash and cash equivalents: The carrying amounts reported in the consolidated balance sheet for cash and short-term instruments approximate those assets' fair values. The Bank's investment in interest-bearing deposits with maturities of greater than three months are quoted at market value.

    Securities: Fair values for investment securities are based on quoted market prices or dealer quotes.

    Loans: For loans with maturities of three months or less, fair value is considered to approximate carrying value. The fair value of other loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings for the same remaining maturities.

    Deposits: The carrying value for all deposits without fixed maturities, and for time deposits with maturities of three months or less, is considered to approximate fair value. The fair value for time deposits greater than $100,000 with maturities greater than three months as well as time deposits less than $100,000 is based upon the appropriate discount rate for similar pools. The fair value of demand deposits is the amount payable on demand, and is not adjusted for any value derived from retaining those deposits for an expected future period of time. That component, commonly referred to as deposit base intangible, was not estimated at December 31, 1996 and is not considered in the fair value amounts nor is it recorded as an intangible asset in the statement of condition.

    Commitments to extend credit, standby letters of credit and letters of credit: Pricing of these financial instruments is based on the credit quality and relationship, fees, interest rates, compensating balances and other covenants or requirements. Many of these commitments are expected to, and typically do, expire without being drawn upon. Carrying amounts which are comprised of the unamortized fee income and, where necessary, reserves for any expected credit losses from these financial instruments, are immaterial. Because these instruments are generally priced at the time they are funded, there is no gain or loss embedded in these transactions.

(12)  REGULATORY CAPITAL

    The Bank's regulatory capital is summarized as follows:

                                                 1996          1995
                                               -------       -------

  Tier I capital                           $  9,834,430    9,164,045
  Tier II capital                               695,080      668,606
                                             ----------   ----------
    Total capital                          $ 10,529,510    9,832,651
                                             ==========   ==========
  Risk adjusted assets                     $ 55,606,399   53,488,441
                                             ==========   ==========

                         Regulatory Minimums          Actual
                       --------------------------   -----------
                        Adequately    Well
                        capitalized   capitalized  1996     1995
                       -------------------------- ---------------

Risk-based capital
    ratios:
    Tier I                4.00%        6.00%       17.69%  17.13%
    Total                 8.00        10.00        18.94   18.38
  Tier I leverage ratio   4.00         5.00         9.17    8.64


    The Bank's risk-based capital and Tier I leverage ratios substantially exceed the regulatory required minimums at December 31, 1996 and 1995.

(13)   PENDING MERGER

    On November 20, 1996, the Boards of Directors of Assumption Bancshares, Inc. and ArgentBank announced that they have unanimously approved a Definitive Agreement which provides for the merger of Assumption Bank and Trust, a wholly-owned subsidiary of Assumption Bancshares, Inc. with ArgentBank for $21.5 million, or approximately $134 per share, payable in a combination of cash and ArgentBank common stock. The transaction is subject to regulatory and shareholder approvals and the satisfaction of certain other conditions. ArgentBank is headquartered in Thibodaux, Louisiana and operates in Lafourche, Terrebonne and Assumption parishes.

                 ARGENTBANK FINANCIAL STATEMENTS



[insert logo]







Board of Directors and Shareholders
ArgentBank
Thibodaux, Louisiana

  We have audited the accompanying statements of condition of ArgentBank as of December 31, 1996 and 1995, and the related statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of ArgentBank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements present fairly, in all material respects, the financial position of ArgentBank at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.






Deloitte & Touche LLP
New Orleans, Louisiana

January 17, 1997

                     STATEMENTS OF CONDITION


December 31, (in thousands, except shares of stock)
                                                       1996       1995
                                                    --------    -------
ASSETS:
  Cash and due from banks                            $20,331    $25,436
  Federal funds sold                                  20,950      7,350
                                                     -------     ------
     TOTAL CASH AND CASH EQUIVALENTS                  41,281     32,786
  Securities:
     Held-to-maturity securities
      (approximate market value of
       $42,465 and $86,346 in 1996 and
      1995, respectively)                             42,433     86,461
     Available-for-sale securities
      (amortized cost of $150,080 and
       $144,741 in 1996 and 1995,
      respectively)                                  150,226    146,851
                                                     -------   --------
        TOTAL SECURITIES                             192,659    233,312
  Loans, net of unearned discount                    345,713    288,479
     Less: Allowance for loan losses                (10,427)    (10,553)
                                                    --------    --------
        LOANS, NET                                   335,286    277,926
  Accrued interest receivable                          3,980      4,470
  Other real estate, net                             - - - -         54
  Bank premises and equipment, net                     9,855      8,496
  Other assets                                         6,893      5,043
                                                    --------    --------
TOTAL ASSETS                                        $589,954   $562,087
                                                    ========    ========

LIABILITIES AND SHAREHOLDERS' EQUITY:
LIABILITIES:
  Deposits:
    Non-interest-bearing                             $82,693    $77,291
    Interest-bearing                                 433,795    412,877
                                                     -------    -------
        TOTAL DEPOSITS                               516,488    490,168
  Accrued interest payable                             4,026      3,803
  Other liabilities                                    1,777      1,613
                                                     -------    -------
        TOTAL LIABILITIES                            522,291    495,584
  Commitments and Contingencies (Note 13)            - - - -    - - - -

SHAREHOLDERS' EQUITY:
  Common stock, $.10 par value: 10,000,000
  shares authorized,
    5,863,668 shares outstanding in 1996,
    and 5,975,464 shares outstanding
    in 1995                                              586        598
  Capital surplus                                     25,079     25,176
  Net unrealized gains on available-for-
   sale securities, net of tax                            96      1,392
  Retained earnings                                   41,902     39,337
                                                     -------    -------
    TOTAL SHAREHOLDERS' EQUITY                        67,663     66,503
                                                     -------    -------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                                            $589,954   $562,087
                                                    ========    =======

See notes to financial statements.

[CAPTION]
                       STATEMENTS OF INCOME


December 31, (in thousands, except per share data)

                                             1996                 1995                1994
                                            ------                ------              ------

INTEREST INCOME:
  Loans, including fees                    $27,145               $22,722             $18,106
  Securities:
    Taxable                                 12,630                13,596              15,185
    Non-taxable                                793                   947                 936
  Federal funds sold                           724                   904                 451
  Deposits in other banks                  - - - -               - - - -                   3
                                           --------              -------            --------
    TOTAL INTEREST INCOME                   41,292                38,169              34,681
  Interest expense-deposits                 16,843                14,834              11,888
                                           --------              -------            --------
    NET INTEREST INCOME                     24,449                23,335              22,793
  Provision for (recovery of)
    loan losses                               (300)              (1,000)             (2,091)
                                           --------              -------            --------
    NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES               24,749                24,335              24,884
                                           --------              -------            --------
  NON-INTEREST INCOME:
    Customer service fees                    2,703                 2,531               2,518
    Securities gains, net                      151                   579                 496
    Other                                      332                    81                 104
                                           --------              -------            --------
      TOTAL NON-INTEREST INCOME              3,186                 3,191               3,118
                                           --------              -------            --------
  NON-INTEREST EXPENSE:
   Salaries and employee benefits            7,651                 7,336               7,500
    Net occupancy expense                    2,384                 2,132               2,477
    Data processing                          1,797                 1,457               1,214
    Expenses related to other
     real estate                           - - - -                     3                   2
    Other                                    4,781                 4,808               5,087
                                           --------              -------            --------
      TOTAL NON-INTEREST EXPENSE            16,613                15,736              16,280
                                           --------              -------            --------
  INCOME BEFORE INCOME TAXES                11,322                11,790              11,722
  Income taxes                               3,584                 3,716               3,720
                                           --------              -------            --------
  NET INCOME                                $7,738                $8,074              $8,002
                                           ========              =======            ========
  PER SHARE DATA:
    Net income per Common Share               $1.31                $1.35               $1.34

SEE NOTES TO FINANCIAL STATEMENTS

                                           STATEMENTS OF SHAREHOLDERS' EQUITY
                                                                                     Net
                                                                                     Unrealized
                                                                                     Holding
                                                                                     Gains          Total
                                      Common        Stock       Capital   Retained   (Losses) on    Shareholders'
(in thousands, except per share data) Shares        Amount      Surplus   Earnings   Securities     Equity
------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1994              2,988         $299        $15,475   $38,309    $  - - - -     $54,083
Unrealized holding gains (losses)
  on securities at adoption of
  SFAS No. 115                                                                            1,975       1,975
Cash dividends on common stock,
  $.74 per share                                                           (2,211)                   (2,211)
Transfer of retained earnings to
  capital surplus                                                10,000   (10,000)                   - - - -
Change in unrealized gains (losses)
  on available-for-sale securities,
  net of tax                                                                             (2,827)     (2,827)
Net income                                                                  8,002                     8,002
                                     ----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1994             2,988         299         25,475    34,100          (852)     59,022
Effect of stock split (2 for 1)        2,987         299           (299)                            - - - -
Cash dividends on common stock,
  $.48 per share                                                           (2,837)                   (2,837)
Change in unrealized gains (losses)
  on available-for-sale securities,
  net of tax                                                                              2,244       2,244
Net income                                                                  8,074                     8,074
                                     ----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1995             5,975         598         25,176    39,337         1,392      66,503
Common stock purchased & retired        (111)        (12)           (97)   (2,103)                   (2,212)
Cash dividends on common stock,
  $.52 per share                                                           (3,070)                   (3,070)
Change in unrealized gains (losses)
  on available-for-sale securities,
  net of tax                                                                             (1,296)     (1,296)
Net income                                                                  7,738                     7,738
                                     ----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996             5,864        $586        $25,079   $41,902           $96     $67,663

SEE NOTES TO FINANCIAL STATEMENTS.

                                                STATEMENTS OF CASH FLOWS

Years Ended December 31, (in thousands):                                                 1996        1995         1994
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                              $7,738      $8,074       $8,002
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Gain on sales of securities                                                           (151)       (579)        (496)
    Premium amortization (discount accretion) on securities, net                           489        (966)          83
    Provision for loan losses                                                             (300)     (1,000)      (2,091)
    Provision for deferred taxes                                                             26       (378)        (209)
    Accretion of deferred loan fees                                                       (205)        (91)        (178)
    Loan origination costs capitalized                                                    (160)       (130)        (125)
    Provision for losses on other real estate and repossessed assets                     - - -       - - -          286
    Loss on disposition of assets                                                        - - -       - - -          101
    Depreciation and amortization                                                          992         878          869
    Change in accrued interest receivable                                                  471        (868)         594
    Change in accrued interest payable                                                     222       1,701          368
    Change in other liabilities                                                            164         484          328
                                                                            --------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                9,286       7,125        7,532
                                                                            --------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from maturities or call of held-to-maturity securities                     51,146      52,802       78,149
    Proceeds from sales or maturities of available-for-sale securities                  85,360      88,004      107,274
    Purchases of held-to-maturity securities                                            (7,029)     (2,855)     (58,443)
    Purchases of available-for-sale securities                                         (91,127)    (87,981)     (93,824)
    Proceeds from maturities of interest-bearing deposits                              - - - -     - - - -          130
    Net loan principal originations                                                    (57,242)    (57,589)     (31,079)
    Loan origination fees received                                                         547         380          332
    Proceeds from sales of other real estate                                                62         270          120
    Proceeds from sales of bank premises and equipment                                      44         127           58
    Purchases of bank premises and equipment                                            (3,307)     (1,485)      (1,216)
    Change in other assets                                                              (1,189)        213         (335)
    Net cash paid in connection with branch sales                                       (5,391)    - - - -      - - - -
                                                                            --------------------------------------------
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES                                    (28,126)     (8,114)       1,166
                                                                            --------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Net increase (decrease) in deposits                                                 32,617       3,245       (1,591)
    Purchase and retirement of common stock                                             (2,212)    - - - -      - - - -
    Dividends paid                                                                      (3,070)     (2,838)      (2,211)
                                                                            --------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                     27,335         407       (3,802)
                                                                            --------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                     8,495        (582)       4,896
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                            32,786      33,368       28,472
                                                                            --------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                                 $41,281     $32,786      $33,368
                                                                            ============================================

SEE NOTES TO FINANCIAL STATEMENTS.

Years ended December 31, 1996, 1995 and 1994

     1.   Summary of Significant Accounting and Reporting Policies

     The accounting and reporting policies of ArgentBank conform with generally accepted accounting principles and the prevailing practices within the banking industry. A summary of significant accounting policies is as follows:

     Description of Business. ArgentBank operates as a full-service financial institution in three parishes of Southern Louisiana. During 1996, two new full-service branches were opened in Terrebonne Parish. ArgentBank sold the New Orleans and Baton Rouge branch deposits and building facilities in 1996. ArgentBank continues to operate loan production offices in both areas.

     ArgentBank is community oriented and focuses primarily on utilizing its assets for maximum return to the shareholders through sound banking practices. ArgentBank's operating strategy is to serve the financial needs of the markets that it serves through prudent lending, investment policies and deposit services.

     USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Securities. In May 1993, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 115 "Accounting for Certain Investments in Debt and Equity Securities". This statement requires that only debt securities that ArgentBank has the positive intent and ability to hold to maturity be classified as held-to-maturity and reported at amortized cost; all other debt securities are reported at fair value. SFAS No. 115 further requires that realized and unrealized gains and losses on securities classified as trading account assets shall be recognized in current operations. Securities not classified as held-to-maturity or trading are classified as available-for-sale, with the related unrealized gains and losses excluded from earnings and reported net of tax as a separate component of shareholders' equity until realized. ArgentBank adopted SFAS No. 115 effective January 1, 1994. At January 1, 1994, adopting SFAS No. 115 resulted in a $1,975,000 unrealized gain being recorded in shareholders' equity.

     Held-to-maturity securities are carried at cost, adjusted for the amortization of premiums and the accretion of discounts. Premiums and discounts are amortized and accreted to operations using the level yield method, adjusted for prepayments as applicable. Management has the intent and ArgentBank has the ability to hold these assets as long-term investments until their estimated maturities. Under certain circumstances (including the deterioration of the issuer's credit worthiness or a change in tax law or statutory or regulatory requirements), held-to-maturity securities may be sold or transferred to another portfolio.

     Available-for-sale securities are carried at fair value. Unrealized gains and losses are excluded from earnings and reported net of tax, as a separate component of shareholders' equity until realized. Securities within the available-for-sale portfolio may be used as part of ArgentBank's asset/liability strategy and may be sold in response to changes in interest rate risk, prepayment risk or other similar economic factors.

     Loans. Loans are stated at the principal amount outstanding, net of unearned discount and fees. Unearned discount relates principally to consumer installment loans. The related interest income is recognized utilizing methods which approximate the interest method. When the payment of principal or interest on a loan is delinquent for 90 days, or earlier in some cases, the loan is placed on non-accrual status, unless the loan is in the process of collection and the underlying collateral fully supports the carrying value of the loan. If the decision is made to continue accruing interest on the loan, periodic reviews are made to confirm the accruing status of the loan. When a loan is placed on non-accrual status, interest accrued during the current year prior to the judgment of uncollectibility is charged to operations. Interest accrued during prior periods is charged to allowance for loan losses. Generally, any payments received on non-accrual loans are applied first to outstanding loan amounts and next to the recovery of charged-off loan amounts. Any excess is treated as recovery of lost interest.

     ArgentBank considers a loan to be impaired when, based upon current information and events, it believes it is probable that ArgentBank will be unable to collect all amounts due according to the contractual terms of the loan agreement. ArgentBank's impaired loans include troubled debt restructurings, and performing and non-performing major loans for which full payment of principal or interest is not expected. ArgentBank calculates a reserve required for impaired loans based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price or the fair value of its collateral.

     Loan origination fees and certain direct origination costs are generally recognized over the life of the related loan as an adjustment to the yield using the interest method.

     Allowance for Loan Losses. The allowance for loan losses is a valuation allowance available for future potential losses incurred on loans. All losses are charged to the allowance when the loss actually occurs or when a determination is made that a loss is likely to occur. Recoveries are credited to the allowance at the time of recovery.

     Throughout the year, Management estimates the likely level of future losses to determine whether the allowance for loan losses is adequate to absorb reasonably anticipated losses in the existing portfolio. Based on these estimates, an amount is charged to the provision for loan losses and credited to the allowance for loan losses in order to adjust the allowance to a level determined to be adequate to absorb anticipated losses.

     Management's judgment as to the level of anticipated losses on existing loans involves the consideration of current and anticipated economic conditions and their potential effects on specific borrowers; an evaluation of the existing relationships among loans, potential credit losses, and the present level of the allowance; results of examinations of the loan portfolio by regulatory agencies; and management's internal review of the loan portfolio. In determining the collectibility of certain loans, Management also considers the fair value of any underlying collateral. The amounts ultimately realized may differ from the carrying value of these assets due to economic, operating, or other conditions beyond ArgentBank's control.

     Estimates of anticipated loan losses involve judgment. While it is possible that in particular periods ArgentBank may sustain losses which are substantial relative to the allowance for loan losses, it is the judgment of Management that the allowance for loan losses reflected in the statements of condition is adequate to absorb anticipated losses which may exist in the current loan portfolio.

     Bank Premises and Equipment. Premises and equipment are carried at cost, less accumulated depreciation and amortization. Depreciation expense is computed principally on the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized on the straight-line method over the period of the leases or the estimated useful lives, whichever is shorter.

     Other Real Estate. Real estate properties acquired through, or in lieu of, loan foreclosure are to be sold and are initially recorded at fair value at the date of foreclosure establishing a new cost basis. After foreclosure, valuations are periodically performed by Management and the real estate is carried at the lower of carrying amount or fair value less cost to sell. Revenues and expenses from operations and changes in the valuation allowance are included in loss on foreclosed real estate.

     Income Taxes. Income taxes are provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under this method, deferred income taxes are recorded based upon differences between the financial reporting and income tax basis of assets and liabilities and are measured using the enacted income tax rates and laws that will be in effect when the differences are expected to reverse.

     Earnings Per Share. Earnings per share is computed on the basis of the weighted average number of shares outstanding during the year. The average number of common shares outstanding, after giving retroactive effect to the 1995 two-for-one stock split, amounted to 5,906,000 in 1996, and 5,975,000 in 1995 and 1994.

     STATEMENT OF CASH FLOWS. Cash equivalents include cash and due from banks and federal funds sold; generally federal funds are sold for one day periods. Interest paid amounted to $16,621,000, $13,133,000, and $11,520,000, and taxes paid were $3,510,000,
$3,170,000 and $4,090,000 for the years ended December 31, 1996,
1995, and 1994, respectively.

     Reclassifications. Certain reclassifications have been made to prior years' amounts to conform them to the current year presentation.

     2.   Cash and Due from Banks

     ArgentBank is required to maintain average reserve balances with the Federal Reserve Bank. "Cash and due from banks" in the statements of condition included amounts so restricted of $3,506,000 at December 31, 1996 and $3,453,000 at December 31,
1995.

     3.   Securities

     The amortized cost and estimated fair value of investments in debt and equity securities are as follows (in thousands):


                                               DECEMBER 31, 1996
                         ------------------------------------------------------
HELD-TO-MATURITY                             GROSS         GROSS       ESTIMATED
                               AMORTIZED   UNREALIZED    UNREALIZED      FAIR
                                 COST         GAINS        LOSSES        VALUE
                         -------------------------------------------------------

States and political
  subdivisions                  $16,952         $109       ($112)      $16,949
Corporate bonds                   6,090            1         (40)        6,051
Mortgage-backed securities       19,391          183        (109)       19,465
                           -----------------------------------------------------
                                $42,433         $293       ($261)      $42,465
                           =====================================================

                                                DECEMBER 31, 1996
                         -----------------------------------------------------
AVAILABLE-FOR-SALE                            GROSS        GROSS     ESTIMATED
                             AMORTIZED     UNREALIZED    UNREALIZED    FAIR
                               COST           GAINS        LOSSES     VALUE
                         -----------------------------------------------------

U.S. Treasury securities
  and obligations
  of U.S. Government
  agencies                    $111,931          $929       ($270)     $112,590
Mortgage-backed securities      35,849            14        (554)       35,309
FHLB Stock and Mutual
  Funds                          2,300            27        - - -        2,327
                         ------------------------------------------------------
                              $150,080          $970       ($824)     $150,226
                         ======================================================

    ArgentBank does not own any securities deemed to be "high-risk" in accordance with the Federal Financial Institutions Examination Council's tests.

                                            DECEMBER 31, 1995
                         ----------------------------------------------------
HELD-TO-MATURITY                              GROSS         GROSS     ESTIMATED
                                AMORTIZED   UNREALIZED    UNREALIZED    FAIR
                                  COST        GAINS        LOSSES      VALUE
                         ----------------------------------------------------

U.S. Treasury securities
  and obligations of U.S.
  Government agencies           $ 4,999     $  - - -        ($90)    $ 4,909
States and political
  subdivisions                   23,893           131       (146)     23,878
Corporate bonds                  16,237        - - -        (176)     16,061
Mortgage-backed securities       41,332           420       (254)     41,498
                           --------------------------------------------------
                                $86,461          $551      ($666)    $86,346
                           ==================================================

                                            DECEMBER 31, 1995
                         ----------------------------------------------------
AVAILABLE-FOR-SALE                            GROSS         GROSS    ESTIMATED
                                AMORTIZED   UNREALIZED    UNREALIZED   FAIR
                                  COST        GAINS         LOSSES    VALUE
                         ----------------------------------------------------

U.S. Treasury securities
  and obligations of U.S.
  Government agencies           $132,836      $2,180        ($70)   $134,946
Mortgage-backed securities         9,993           8          (8)      9,993
FHLB Stock                         1,912     - - - -     - - - -       1,912
                         ----------------------------------------------------
                                $144,741      $2,188        ($78)   $146,851
                         ====================================================

     The amortized cost and estimated fair value of debt and equity securities at December 31, 1996, by contractual maturity, are shown below (in thousands). Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                              Estimated
Held-to-Maturity                           Amortized            Fair
                                              Cost             Value
                                         -----------        -----------

Due in one year or less                      $  4,603         $  4,610
Due after one year through five years          12,074           11,996
Due after five years through ten years          2,723            2,690
Due after ten years                             3,643            3,704
                                            ---------        ---------
                                               23,043           23,000
Mortgage-backed securities                     19,390           19,465
                                            ---------         --------
                                              $42,433          $42,465
                                            =========         ========

                                                             Estimated
Available-for-Sale                         Amortized           Fair
                                              Cost            Value
                                           ----------       ----------

Due in one year or less                    $    8,075       $    8,185
Due after one year through five years          27,945           29,089
Due after five years through ten years         74,909           74,329
Due after ten years                             3,288            3,300
                                             --------        ---------
                                              114,217          114,903
Mortgage-backed securities                     35,863           35,323
                                             --------        ---------
                                             $150,080         $150,226
                                             ========        =========

On December 15, 1995, as permitted by the Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities issued by the Accounting Financial Standards Board, ArgentBank reclassified securities with a book value of $7,975,943 and unrealized gains of $601,665 to available-for-sale securities from held-to-maturity securities.

     Proceeds from sales of available-for-sale securities were $36,151,000 and $41,070,000 for 1996 and 1995 respectively. Gross gains of $151,078 and $579,000 were realized for the same period on those sales. There were no gross losses realized on those sales. Proceeds from calls of held-to-maturity securities during 1994 were $25,132,000. Gross gains of $291,000 were realized on calls in 1994. There were no gross losses realized on those calls.

     ArgentBank does not own any securities of any one issuer of which aggregate adjusted cost exceeds 10% of the shareholders' equity at December 31, 1996. Securities with a carrying value of $138,148,000 and $82,284,000 and an estimated market value of $138,409,000 and $83,477,000 at December 31, 1996 and 1995,
respectively, were pledged to secure public deposits and for other purposes required or permitted by law.

     4.   Loans

     The loan portfolio consists of various types of loans made principally to borrowers located in Southern Louisiana and are classified by major type as follows (in thousands):

                                                      December 31,
                                                   1996          1995
                                                  ---------------------

Real estate loans                                $246,882      $210,123
Commercial and industrial loans                    42,252        35,275
Consumer loans                                     53,341        39,608
Loans to financial institutions                     - - -           326
All others (including overdrafts)                   4,117         3,961
                                                  -------      --------
                                                  346,592       289,293
Less unearned discount                               (879)         (814)
                                                  -------      --------
                                                  345,713       288,479
Less allowance for loan losses                    (10,427)      (10,553)
                                                  -------      --------
                                                 $335,286      $277,926
                                                  ========     =========

     Loan maturities and rate sensitivity of the loan portfolio before unearned income at December 31, 1996 are as follows (in thousands):

                                   Within           One-      After
                                  One Year       Five Years  Five Years  Total
                            ----------------------------------------------------

Real estate loans                $  71,515        $112,865     $62,502 $246,882
Commercial and industrial
  loans                             22,014          18,793       1,445   42,252
Consumer                            19,185          33,717         439   53,341
Loans to financial
  institutions                    - - - -         - - - -     - - - -  - - - -
All others                           1,897             978       1,242    4,117
                                  --------        --------    -------- --------
                                  $114,611        $166,353     $65,628 $346,592
                                  ========        ========    ======== ========

Loans at fixed interest
  rates                          $  87,948        $155,286     $18,266 $261,500
Loans at variable interest
  rates                             26,663          11,067      47,362   85,092
                                  --------        --------    -------- --------
                                  $114,611        $166,353     $65,628 $346,592
                                  ========        ========    ======== ========

     Included in the above loans are non-accrual loans on which interest is recorded only when actually collected and not on the accrual basis. These loans totaled approximately $150,000 and
$124,000 at December 31, 1996 and 1995, respectively.   The loss of
income associated with non-accrual loans was $22,000, $51,000, and $44,000 in 1996, 1995 and 1994, respectively.

     Loans amounting to $54,000 and $326,000  were transferred to
other real estate in 1996 and 1995, respectively.   ArgentBank did
not refinance 100% of any other real estate sold during 1996, 1995 and 1994.

     As of December 31, 1996 and 1995, loans outstanding to directors, officers and their affiliates were $6,817,085 and $6,608,649, respectively. As of December 31, 1996 and 1995, commitments approved but not funded totaled $4,104,573 and $2,724,805, respectively. In the opinion of Management, all transactions entered into between ArgentBank and such related parties have been and are, in the ordinary course of business, made on the same terms and conditions as similar transactions with unaffiliated persons.

     An analysis of activity with respect to these related party loans is as follows (in thousands):

                                            Years Ended December 31,
                                           1996                    1995
                                 ------------------------------------------

Beginning balance                        $6,609                  $5,393
New loans                                 4,017                   2,152
Repayments and reductions                (3,809)                   (936)
                                        --------                --------
Ending balance                           $6,817                  $6,609
                                        ========                ========

     As of December 31, 1996 and 1995, the recorded investment in loans that are considered to be impaired were $105,082 and $84,125, respectively. As of December 31, 1996 and 1995, the related allowance for credit losses for the impaired loans was $31,589 and $9,203, respectively. Interest income recognized on these loans was immaterial for the years ended December 31, 1996 and 1995.

     5.   Allowance for Loan Losses

     An analysis of activity in the allowance for loan losses is as follows (in thousands):

                                           Years Ended December 31,
                                         1996          1995        1994
                              --------------------------------------------

Balance at beginning of year          $10,553       $11,655     $13,092
Addition:
  Provision (recovery)
     charged to operations               (300)       (1,000)     (2,091)
Deductions:
  Loans charged-off                      (405)         (322)       (323)
  Loan recoverie                          579           220         977
                                      --------      --------    --------
    Net recoveries/(Net
     charge-offs)                         174          (102)        654
                                      --------      --------    --------
Balance at end of year                $10,427       $10,553     $11,655
                                      ========      ========    ========

     6.   Bank Premises and Equipment

     Bank premises and equipment are summarized below (in thousands):

                                                         December 31,
                                                1996                      1995
                                    -------------------------------------------

Land and buildings                           $12,330                   $11,645
Furniture, fixtures and equipment              7,859                     6,611
Construction in progress                          87                       234
                                             --------                  --------
                                              20,276                    18,490
Less accumulated depreciation
     and amortization                        (10,421)                   (9,994)
                                             --------                  --------
Bank premises and equipment, net             $ 9,855                   $ 8,496
                                             ========                  ========

     7.   Deposits

     Included in interest-bearing deposits are certificates of deposit with various maturity dates. These certificates and their remaining maturities at December 31, 1996 and 1995 are as follows
(in thousands):

                                                   December 31,
                                                1996           1995
                                           ---------------------------

Three months or less                         $83,573          $91,767
Four through six months                       49,832           53,837
Seven through twelve months                   41,403           46,194
Thereafter                                    59,246           24,179
                                             --------         --------
Total certificates of deposit               $234,054         $215,977
                                             ========         ========

     Certificates of deposit in excess of $100,000 totaled $96,294,000 and $87,503,000 at December 31, 1996 and 1995,
respectively. Interest expense for certificates of deposit in excess of $100,000 was $5,034,000, $4,153,000, and $2,713,000 for
the years ended December 31, 1996, 1995 and 1994, respectively. ArgentBank has no brokered deposits, and there are no major concentrations of deposits.

     8.   Interest Rate Risk

     ArgentBank is principally engaged in providing short-term commercial loans with interest rates that fluctuate with various market indices and short-term, 36 month adjustable rate mortgages. These loans are primarily funded through short-term demand deposits and long-term certificates of deposit with variable and fixed rates. The real estate loans are more sensitive to interest rate risk than the commercial loans due to their fixed rate and longer maturity characteristics. At December 31, 1996, ArgentBank had average interest-earning assets of $542,665,000, with a weighted average effective yield of 7.69%, and average interest-bearing liabilities of $427,737,000, with a weighted average rate of 3.94%. Management continuously reviews ArgentBank's exposure to changes in interest rates. Among the factors considered during its evaluations are changes in the mix of earning assets, growth of earning assets, interest rate spreads, and repricing periods. Management forecasts and models the impact various interest rate fluctuations would have on net interest income. Management believes ArgentBank will not be adversely affected by either rising or falling interest rates.

     9.   Financial Instruments With Off-Balance Sheet Risk

     ArgentBank is a party to various financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit and standby letters of credit.
 Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the statements of financial condition. The contract or notional amounts of those instruments reflect the extent of the involvement ArgentBank has in particular classes of financial instruments.

     At December 31, 1996 and 1995, ArgentBank has made various commitments to extend credit totaling $41,314,000 and $45,660,000 and financial standby letters of credit of $4,305,000 and $5,125,000, respectively. Management does not anticipate any material losses as a result of these transactions.

     Commitments to extend credit are agreements to lend to a customer, as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being fully drawn upon, the total commitment amounts disclosed above do not necessarily represent future cash requirements.

     Standby letters of credit and financial guarantees are conditional commitments issued by ArgentBank which do guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to its customers.

     10.   Income Taxes

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. There is no valuation allowance required on the recorded deferred tax asset. Significant components of ArgentBank's deferred tax assets and liabilities as of December 31, 1996 and 1995 are as follows (in thousands):

                                                1996             1995
                                               ------           ------

Deferred Tax Assets:
  Reserve for loan losses not
     currently deductible                     $3,551           $3,588
  Non-accrual interest                             2                3
  Amortization of intangible                      27               33
  Deferred compensation                          198              141
  Other                                           66              116
                                             --------         --------
    Total Deferred Tax Assets                  3,844            3,881
Deferred Tax Liabilities:
  Tax over book depreciation                    (207)            (267)
  Prepaid pension cost                           (30)             (63)
  Net unrealized gain on
     available-for-sale securities               (49)            (717)
  Other                                         (101)             (19)
                                             --------         --------
    Total Deferred Tax Liabilities              (387)          (1,066)
                                             --------         --------
Net Deferred Tax Asset                        $3,457           $2,815
                                             ========         ========

     The components of income tax expense are as follows for the years ended December 31, 1996, 1995 and 1994 (in thousands):

                                          Years Ended December 31,
                                     1996            1995           1994
                                -------------------------------------------
Current                             3,558          $3,338         $3,929
Deferred (benefit)                     26             378           (209)
                                  --------        --------       --------
                                   $3,584          $3,716         $3,720
                                  ========        ========       ========

     The provision for federal income taxes differs from the amount computed by applying the U. S. Federal income tax statutory rate
(35% in 1996, 1995, and 1994) on income as follows (in thousands):

                                              Years Ended December 31,
                                        1996               1995             1994
                              ---------------------- ---------------- ---------------
Taxes calculated at
  statutory rate             $3,963              35% $4,127       35% $4,103      35%
Decrease resulting from:
  Tax-exempt interest          (349)             (3%)  (351)      (3%)  (356)     (3%)
  Other, net                    (30)              --    (60)       --    (27)      --
                        -------------------------------------------------------------
                             $3,584              32% $3,716       32% $3,720      32%
                        =============================================================

     11.  Employee Benefit Plans

     Retirement Plan. ArgentBank has a non-contributory defined benefit plan covering substantially all employees meeting certain criteria relating to length of employment, age and hours worked in each year. The benefits are based upon years of service and employees' average of the highest five years compensation during the last ten years of employment. ArgentBank's funding policy is to contribute annually an amount between the minimum and maximum amount that can be deducted for federal income tax purposes.

     The following table sets forth the Plan's funded status and amounts recognized in the financial statements as of December 31, (in thousands):

                                                            December 31,
                                               1996                            1995
                                    -------------------------------------------------

Projected benefit obligations:
  Vested benefits                          ($6,245)                          ($6,102)
  Non-vested benefits                         (333)                             (346)
                                           --------                          --------
Accumulated benefit obligations             (6,578)                           (6,448)
Effect of future compensation               (2,953)                           (3,067)
                                           --------                          --------
Projected benefit obligations
  (PBO)                                     (9,531)                           (9,515)
Plan assets at fair value                    7,884                             7,187
                                           --------                          --------
Unfunded PBO                                (1,647)                           (2,328)
Prepaid prior service cost                   1,343                             1,669
Prepaid net transition obligation             (265)                             (293)
Unrecognized net loss                          583                             1,014
Unrecognized net transition
  obligation                                    95                               103
                                           --------                          --------
Prepaid pension cost                       $   109                           $   165
                                           ========                          ========

     Net Periodic pension cost for the year ended December 31, is as follows (in thousands):

                                                      Years Ended December 31,
                                     1996          1995          1994
                                  --------------------------------------
Service cost-benefits
  earned during the
  period                             $361          $331          $378
Interest paid on PBO                  670           657           581
Return on plan assets                (539)         (498)          (86)
Net amortization and
  deferral                             49            96          (231)
                                   -------       -------       -------
Net pension expense                  $541          $586          $642
                                   =======       =======       =======

     In determining the Plan's funded status, the weighted average discount rate assumed was 7.75% in 1996, 7.50% in 1995, and 7.75% in 1994. The rate of increase in future compensation levels was 5.25% in 1996, 5.00% in 1995, and 5.25% in 1994. The expected rate of return on plan assets was 8.0% in 1996, 1995, and 1994.

     TAX-DEFERRED SAVINGS PLAN. ArgentBank has a tax-deferred savings plan covering all employees meeting certain criteria relating to length of employment, age and hours worked in each year. Employees may voluntarily contribute up to 15% of gross pay to the plan. Employees receive matching contributions from ArgentBank of 25% of employee contributions up to a maximum of 4% of the employee's qualified earnings. Vesting in ArgentBank's matching contributions are immediate. Bank contributions were $39,000 in 1996, $36,000 in 1995 and 1994.

     Postretirement Benefits. In addition to the above benefits, ArgentBank provides health care benefits (postretirement benefits) for retired bank officers. All bank officers who have 25 years of service may become eligible for those benefits if they reach retirement age while working for ArgentBank. ArgentBank retains the right to amend or terminate these retiree health benefits at any time.

     The plan covers bank officers retired from active service, under the age of 65, who are receiving pension benefits from ArgentBank's retirement plan. The plan basically covers the cost of medical and dental claims under ArgentBank's health care plan for the retiree only. No provision has been assumed for spouses and dependents, and benefits cease once the retiree becomes eligible for Medicare. The plan has no assets, and ArgentBank does not advance fund any of these anticipated costs.

     At December 31, the unfunded postretirement obligation was as follows (in thousands):

                                            1996                 1995
                                           ------               ------
Accumulated postretirement
  benefit obligation (APBO)
  Retirees                                 $  50                $  27
  Active fully eligible
     employees                               286                  256
                                          -------              -------
                                             336                  283
Unrecognized net gain (loss)                (107)                 (86)
                                          -------              -------
Accrued postretirement benefit
  cost                                      $229                 $197
                                          =======              =======

The net periodic cost for this benefit plan includes the following components (in thousands):

                                          Years Ended December 31
                                       1996         1995          1994
                                     -----------------------------------
Service cost                           $ 15         $  8         $ 10
Interest cost on accumulated
  benefit obligation                     22           18           20
Amortization of gain                      7            2            5
                                      -----       ------        ------
Net periodic cost                      $ 44         $ 28         $ 35
                                      =====       ======        ======

     For measurement purposes, a 10.0% annual rate of increase in per capita cost of covered benefits was assumed for 1997 with rates trending downward thereafter to 5.5% in 2007. A 10.5% annual rate of increase in per capita cost of covered benefits was assumed for 1996. The 1983 group Annuity Mortality Table was used in 1996 and 1995 to estimate probable withdrawals from the plan. The discount rate used in determining the accumulated postretirement benefit obligation was 7.0% in 1996 and 8.5% in 1995.

     The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates in each year would increase the postretirement benefit obligation as of December 31, 1996 and 1995 by $91,900 and $48,500, respectively, and the net periodic benefit cost by $9,700 and $5,853, respectively.

  12.  Shareholders' Equity

       On October 13, 1995, the Board of Directors declared a two-for-one stock split, paid November 15, 1995 in the form of a dividend of one additional share of ArgentBank's common stock for each share owned by shareholders of record at the close of business on October 31,1995. The stock split resulted in the issuance of 2,987,732 additional shares of common stock from authorized but unissued shares. The issuance of authorized but unissued shares resulted in a transfer of $298,773 from capital surplus to common stock. Accordingly, earnings per share, cash dividends per share, and weighted average shares of common stock outstanding have been restated to reflect the stock split.

       The payment of dividends by ArgentBank is restricted by various regulatory and statutory limitations. In 1997, ArgentBank will have available to pay dividends, without regulatory approval, approximately $43.7 million, plus net retained income earned in 1997 prior to the dividend declaration date.

  13.  Commitments & Contingencies

       In January 1995 the Board of Directors authorized a grant of stock appreciation rights to the President and CEO to provide incentives for his efforts to enhance growth in shareholder value. Pursuant to the grant, he was awarded 47,272 units of common shares which entitle him upon exercise to the difference between the quoted closing price of ArgentBank's shares as listed on a national exchange and the quoted value at the date of grant of $12.75. The grant expires in January 1998 but is renewable at ArgentBank's option. None of the stock appreciation rights were exercised during 1996 or 1995 and the effects on the 1996 and 1995 statements of income were not material.

       ArgentBank applies Accounting Principles Board (APB) Opinion 25 and related interpretations in accounting for stock appreciation rights. However, had ArgentBank adopted the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" the effect on its financial statements would have been the same.

       ArgentBank has entered into leases for the rental of certain facilities and equipment, including the data processing equipment and services related to that equipment. Minimum future commitments under non-cancelable lease obligations for the five years ended December 31, 2001 are detailed below. It is expected that in the normal course of business, expiring leases will be renewed or replaced by leases on other facilities or equipment.

                        1997            1998            1999           2000           2001
                      --------------------------------------------------------------------
Non-cancelable
  operating leases    $1,688            $1,318           $693           $84            $53


     Rent expense under all non-cancelable operating lease obligations aggregated $1,834,000 for 1996, $1,621,000 for 1995, and $1,172,000 for 1994.

     ArgentBank is party to various legal proceedings arising in the ordinary course of business. In the opinion of management, the ultimate resolution of these legal proceedings will not have a material adverse effect on ArgentBank's financial statements.

     14.  Regulatory Matters

     ArgentBank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory--and possible additional discretionary--actions by the regulators that, if undertaken, could have a direct material effect on ArgentBank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, ArgentBank must meet specific capital guidelines that involve quantitative measures of ArgentBank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. ArgentBank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

     Qualitative measures established by regulation to ensure capital adequacy require ArgentBank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier 1 (as defined) to average assets (as defined). Management believes, as of December 31, 1996, that ArgentBank meets all capital adequacy requirements to which it is subject.

     As of December 31, 1996, the most recent notification from the Federal Deposit Insurance Corporation categorized ArgentBank as
"well capitalized" under the regulatory framework for prompt corrective action. To be categorized as "well capitalized"
ArgentBank must maintain minimum total risk-based, Tier 1 risk-based, Tier 1 leverage ratios as set forth in the table. There are no conditions or events since that notification that Management believes have changed the institution's category.

     ArgentBank's actual capital amounts and ratios are also presented in the table.


                                                                TO BE WELL
                                               FOR CAPITAL     CAPITALIZED
                                                ADEQUACY       UNDER PROMPT
                                 ACTUAL         PURPOSES        CORRECTIVE
                                                                  ACTION
                                                                PROVISIONS
                         ----------------------------------------------------
As of December 31, 1996:  Amount        Ratio  Amount   Ratio  Amount   Ratio
                         ----------------------------------------------------

Total Capital (to Risk
  Weighted Assets)       $73,226       16.35% $35,850   8.00% $44,813  10.00%
Tier 1 Capital (to Risk
  Weighted Assets)       $67,567       15.08% $17,900   4.00% $26,850   6.00%
Tier 1 Capital (to
  Average Assets)        $67,567       11.79% $22,900   4.00% $28,625   5.00%



                                                                TO BE WELL
                                                FOR CAPITAL     CAPITALIZED
                                                 ADEQUACY      UNDER PROMPT
                                 ACTUAL          PURPOSES       CORRECTIVE
                                                                  ACTION
                                                                PROVISIONS
                         -----------------------------------------------------
As of December 31, 1995:  Amount       Ratio   Amount   Ratio  Amount   Ratio
                         -----------------------------------------------------

Total Capital (to Risk
  Weighted Assets)       $70,987       15.10% $37,625   8.00% $47,025  10.00%
Tier 1 Capital (to Risk
  Weighted Assets)       $65,111       13.85% $18,825   4.00% $28,225   6.00%
Tier 1 Capital (to
  Average Assets)        $65,111       12.03% $21,650   4.00% $27,075   5.00%


15.  Disclosures About Fair Value of Financial Instruments

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practical to estimate that value.

     Cash and Short-Term Investments. For those short-term instruments, the carrying amount is a reasonable estimate of fair value.

     Securities. For securities the fair value equals quoted market price, if available. If a quoted market price is not available, fair value is estimated using a quoted market price for similar securities.

     Loan Receivables. The fair value of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

     Deposit Liabilities. The fair value of demand deposits, savings accounts and certain money market deposits is the amount payable at the reporting date. The fair value of fixed-maturity certificates of deposit is estimated using the rates currently offered for deposits of similar remaining maturities.

     Commitments to Extend Credit. The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the present credit-worthiness of the counterparties. For fixed-rate loan commitments, fair value also considers the difference between current levels of interest rates and the committed rates.

     The estimated fair values of ArgentBank's financial instruments, as of December 31, follows (in thousands):


                                               December 31,
                                           1996                      1995
                                   Carrying     Fair         Carrying    Fair
                                   Amount       Value        Amount      Value
                              ---------------------     ------------------------

Financial assets:
  Cash and short-term
    investments                    $ 41,281   $ 41,281       $ 32,786  $ 32,786
  Securities                        192,659    192,691        233,312   233,197
  Loans, net                        335,286    334,742        277,926   279,941


Financial liabilities:
  Non-interest-bearing
    deposits                       $ 82,693   $ 82,693       $ 77,291   $77,291
  Interest-bearing deposits         433,795    416,541        412,877   401,781

     16.  Pending Transactions

     The Board of Directors of Assumption Bancshares, Inc. and Assumption Bank & Trust Company, and ArgentBank have unanimously approved a Definitive Agreement (the "Agreement") which provides for the merger of Assumption Bank with ArgentBank. Under the terms of the Agreement and Plan of Merger, ArgentBank will issue ArgentBank Common Stock with an aggregate value at the date of the merger of approximately $21,500,000, or $134 per Assumption Bank share. The number of shares of ArgentBank Common Stock to be exchanged in the merger will be determined by the Average Market Price of ArgentBank Common Stock at the date of the merger. The transaction is anticipated to take place in the second quarter of 1997 subject to regulatory and shareholder approval. The acquisition will be accounted for as a purchase transaction.


APPENDIX A

                   AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as
of the  20th   day of  November, 1996, is made by and among
ASSUMPTION BANCSHARES, INC., Napoleonville, Louisiana, a Louisiana corporation ("ABI"), ASSUMPTION BANK & TRUST COMPANY,
Napoleonville, Louisiana, a Louisiana state nonmember bank
("Assumption Bank"), and ARGENTBANK, Thibodaux, Louisiana, a
Louisiana state nonmember bank ("ArgentBank").

     In consideration of their mutual promises and obligations, the parties hereto adopt and make this Agreement for the merger of ABI with and into its wholly-owned subsidiary, Assumption Bank, and the subsequent merger of Assumption Bank, with and into ArgentBank and prescribe the terms and conditions of such mergers and the mode of carrying them into effect, which shall be as follows:

                            ARTICLE 1
                           DEFINITIONS

     CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meaning to be equally applicable to both the singular and plural forms of the terms defined):

     1.1 "ABI" means Assumption Bancshares, Inc., a corporation duly chartered on March 4, 1984, organized, and existing under and pursuant to the laws of the State of Louisiana; maintaining its principal place of business at 110 Franklin Street, Napoleonville, Assumption Parish, Louisiana; and is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended.

     1.2 "AGREEMENT" means this Agreement and Plan of Merger by and among ABI, Assumption Bank, and ArgentBank and any amendments thereto. References to Articles, Sections, Schedules and the like refer to the Articles, Sections, Schedules and the like of this Agreement unless otherwise indicated.

     1.3 "ARGENTBANK" means ArgentBank, a state banking association, duly chartered on February 26, 1929, organized and existing under and pursuant to the laws of the State of Louisiana and maintaining its principal place of business at 203 West 2nd
Street, Thibodaux, Lafourche Parish, Louisiana.

     1.4 "ASSUMPTION BANK" means Assumption Bank & Trust Company, a state banking association duly chartered on December 19, 1933, organized, and existing under and pursuant to the laws of the State of Louisiana and maintaining its principal place of business at 110 Franklin Street, Napoleonville, Assumption Parish, Louisiana.

     1.5 "BUSINESS DAY" means a day on which ArgentBank is open for business and which is not a Saturday, Sunday or legal bank holiday.

     1.6 "FDIC" means the Federal Deposit Insurance Corporation, or any successor United States governmental agency which insures deposits of commercial banks.

     1.7 "FRB" means the Federal Reserve System represented by actions of its Board of Governors, having regulatory authority over bank holding companies, or any successor United States governmental agency performing the function of exercising such regulatory authority.

     1.8 "OFI" means the Office of Financial Institutions of the State of Louisiana having regulatory authority over ArgentBank and Assumption Bank or any successor Louisiana governmental agency exercising such regulatory authority.

     1.9  "PARTY" means ArgentBank, ABI, or Assumption Bank and
"Parties" shall mean ArgentBank, ABI and Assumption Bank.

     1.10 "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     1.11  "SEC" means the Securities and Exchange Commission.


                            ARTICLE 2
                 THE MERGERS AND RELATED MATTERS

     2.1  MERGERS.

          (a) Simultaneously with the execution of this Agreement, ABI and Assumption Bank have entered into the Company Merger Agreement in the form attached hereto as Exhibit A (the "Company Merger Agreement"), pursuant to which ABI will, subject to the terms and conditions stated therein and herein, merge into Assumption Bank, which shall be the surviving association (the "Company Merger").

          (b) Simultaneously with the execution of this Agreement, Assumption Bank and ArgentBank have entered into the Bank Merger Agreement in the form attached hereto as Exhibit B (the "Bank Merger Agreement," and, together with the Company Merger Agreement, the "Merger Agreements"), pursuant to which Assumption Bank will, subject to the terms and conditions stated therein and herein, merge into ArgentBank, which shall be the surviving association (the "Bank Merger," and, together with the Company Merger, the "Mergers").

     2.2  THE CLOSING.

          (a) The closing of the transactions contemplated herein (the "Closing") will take place, assuming satisfaction or waiver of each of the conditions set forth in Article 8 hereof, at the offices of ArgentBank, 203 West Second Street, Thibodaux, Louisiana 70301, at 10:00 a.m., local time, on a mutually agreeable date as soon as practicable following satisfaction of the conditions set forth in subparagraphs (a), (b) and (c) of Section 8.1 hereof, or if no date has been agreed to, on any date specified by any party to the others upon ten business days notice following satisfaction of such conditions.

          (b) At the Closing (i) ABI and Assumption Bank, on the one hand, and ArgentBank, on the other hand, shall each provide to the other such proof or other indication of satisfaction of the conditions set forth in Article 8 as the party whose obligations are conditioned upon such satisfaction may reasonably request, (ii) the certificates, letters and opinions required by Article 8 shall be delivered, (iii) the appropriate officers of the parties shall complete the execution, acknowledgment and delivery of the Merger Agreements and (iv) the parties shall take such further action as is required to consummate the transactions contemplated by this Agreement and the Merger Agreements.

     2.3  THE EFFECTIVE DATE AND TIME.  The Company Merger
Agreement shall be filed and recorded with the Louisiana Secretary of State and the OFI as provided by law immediately following (or concurrently with) the Closing, and the Company Merger will be effective at the time specified in a certificate or other written record issued by the OFI. The Bank Merger Agreement shall be filed and recorded with the OFI as provided by law immediately following (or concurrently with) the Closing, and the Bank Merger will be effective at the time specified in a certificate or other written record issued by the OFI. It is the intent of the parties that the Company Merger shall be effected immediately prior to the Bank Merger. The date on which and the time at which the Bank Merger becomes effective are herein referred to as the "Effective Date" and the "Effective Time," respectively.

     2.4 EFFECTS OF THE MERGERS. The Company Merger shall have the effects specified in Section 115 of the Louisiana Business
Corporation Law (the "LBCL") and Section 355 of the Louisiana
Banking Laws (the "Banking Laws") and the Bank Merger shall have the effects specified in Section 355 of the Banking Laws.


                            ARTICLE 3
                       CONVERSION OF STOCK

     3.1 CONVERSION OF ABI STOCK IN COMPANY MERGER. On the Effective Date, by virtue of the Company Merger and without any action on the part of the holders thereof, each share of common stock, $5.00 par value, of ABI ("ABI Common Stock") outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of common stock, par value $25.00 per share, of Assumption Bank ("Assumption Bank Common Stock"). All treasury shares of each of ABI and Assumption Bank and all issued and outstanding shares of Assumption Bank Common Stock owned by ABI shall be canceled.

     3.2  CONVERSION OF ASSUMPTION BANK COMMON STOCK IN BANK
MERGER.

          (a) Subject to Sections 3.2(b) and 3.2(c), on the Effective Date, by reason of the Bank Merger, each share of Assumption Bank Common Stock outstanding immediately following the Company Merger shall, in accordance with the election made or deemed to have been made by the holder thereof in accordance with the procedures set forth in Section 3.3, be converted into (i) that number of shares of common stock, $.10 par value per share, of ArgentBank ("ArgentBank Common Stock") equal to (x) $21.5 million (the "Aggregate Merger Consideration Value") divided by the average of the closing sale prices of a share of ArgentBank Common Stock on the NASDAQ Stock Market for the forty days on which the NASDAQ Stock Market is open for trading preceding the fifth trading day immediately prior to the Effective Date (the "Average Market Price"), divided by (y) the number of outstanding shares of Assumption Bank Common Stock immediately following the Company Merger; provided that the formula set forth above shall be adjusted to take into account any change in the number of shares of ArgentBank Common Stock outstanding as a result of a stock split or stock dividend (as it may be so adjusted, the "Conversion Number"), or (ii) the right to receive $134.375 in cash (the "Cash Payment") ((i) and (ii) together, the "Merger Consideration"); provided that, any holder of 15 or fewer shares of Assumption Bank Common Stock ("De minimis Holdings") shall only be entitled to receive a Cash Payment for such shares, and holders of shares of Assumption Bank Common Stock as to which dissenter's rights have been perfected and not withdrawn or otherwise forfeited under Section 376 of the Banking Laws or Section 131 of the LBCL shall not receive any shares of ArgentBank Common Stock for such shares, but shall instead be deemed to have made an election to receive Cash Payments for all of such shares.

          (b) The total Cash Payments that shall be made hereunder (including (i) the Cash Payments that holders of Assumption Bank Common Stock have elected, or have been deemed to have elected pursuant to Section 3.3(b)(i) to receive ("Elected Cash Payments"),
(ii) the Cash Payments that have been made in exchange for De minimis Holdings, (iii) the amount of cash paid in lieu of fractional shares pursuant to Section 3.3(h), and (iv) the amount of cash paid with respect to shares of Assumption Bank Common Stock ("Dissenting Shares") as to which dissenters rights have been perfected ("Total Cash Payments")) shall be limited to a maximum of $10,535,000 (the "Maximum Cash Number") and a minimum of $7,525,000 (the "Minimum Cash Number").

          (c) If the Total Cash Payments payable to holders of Assumption Bank Common Stock in the aggregate exceed the Maximum Cash Number, the Available Cash (as defined below) shall be allocated among such holders pro rata, determined by multiplying the number of shares for which each holder of Assumption Bank
Common Stock has elected to receive an Elected Cash Payment times a fraction, the numerator of which shall be the Maximum Cash Number less the amount of (i) Cash Payments that must be made in exchange for De minimis Holdings (ii) cash paid in lieu of fractional shares and (iii) cash paid with respect to Dissenting Shares, and the denominator of which shall be the total amount of Elected Cash Payments that holders of Assumption Bank Common Stock shall have elected to receive. The aggregate amount of cash available for all Cash Payments (the "Available Cash") shall be equal to the Maximum Cash Number. The number of shares of Assumption Bank Common Stock for which each holder shall be entitled to an Elected Cash Payment determined in accordance with the foregoing formula (such holder's "Pro Rata Share") shall then be multiplied by the amount of the Cash Payment to determine the total amount of cash such holder shall be entitled to receive. Each share of Assumption Bank Common Stock for which the holder has elected to receive an Elected Cash Payment in excess of such holder's Pro Rata Share shall be converted into shares of ArgentBank Common Stock in accordance with the provisions of Section 3.2(a).

          (d) If the Total Cash payments payable to holders of Assumption Bank Common Stock in the aggregate is less than the Minimum Cash Number, the Available Shares (as defined below) shall be allocated to such holders pro rata determined by multiplying the number of shares for which each holder of Assumption Bank Common Stock has elected to receive ArgentBank Common Stock times a fraction, the numerator of which shall be the Available Shares, and the denominator shall be the total number of shares of Assumption Bank Common Stock for which holders have elected to receive shares of ArgentBank Common Stock. The Available Shares shall equal 104,000 shares. Each share of Assumption Bank Common Stock for which the holder has elected to receive ArgentBank Common Stock in excess of such holder's pro rata share as determined in accordance with the foregoing formula shall be converted into Cash Payments in accordance with the provisions of Section 3.2(a).

     3.3  ELECTION PROCEDURES AND EXCHANGE OF CERTIFICATES
REPRESENTING ASSUMPTION BANK COMMON STOCK.

          (a) Prior to or promptly after the Effective Date, Sun Trust Bank, Atlanta, Georgia, as the exchange agent (the "Exchange Agent"), will mail (the "Mailing Date") an election form and other appropriate transmittal materials as ArgentBank and Assumption Bank shall mutually agree ("Election Form") to each holder of record of Assumption Bank Common Stock permitting such holder (or in the case of nominee record holders, the beneficial owner through proper instructions and documentation) to elect to receive the number of shares of ArgentBank Common Stock and/or Cash Payments as such holder desires pursuant to Section 3.2(a).

          (b) In making and honoring elections pursuant to Section 3.2(a), the following rules shall apply:

               (i) A shareholder may elect to receive all cash, all stock or a combination of cash and stock in exchange for his or her shares of Assumption Bank Common Stock, subject to the provisions of Section 3.2 hereof. A shareholder who does not make an election by the Election Deadline (as defined below) will be deemed to have elected to receive either shares of ArgentBank Common Stock, or cash, at the option of ArgentBank, as the sole Merger Consideration for each of such holder's shares of Assumption Bank Common Stock.

               (ii) The term "Election Deadline" shall mean 5:00 p.m., local time on the 20th day following (but not including) the Mailing Date or such other date as ArgentBank and Assumption Bank shall mutually agree upon.

               (iii) Any election to receive ArgentBank Common Stock or Cash Payments shall have been properly made only if the Exchange Agent shall have actually received a properly completed election form by the Election Deadline. An election form will be properly completed only if accompanied by certificates (or customary affidavits and indemnities regarding the loss thereof) representing all shares of Assumption Bank Common Stock covered thereby.

               (iv) Any election form may be revoked or changed by the person submitted such election form to the Exchange Agent at or prior to the Election Deadline. The Exchange Agent shall have reasonable discretion to determine when any election, modification or revocation is received and whether any such election, modification or revocation has been properly made.

               (v) As soon as practicable after the Election Deadline, the Exchange Agent shall determine the allocation of the aggregate Merger Consideration among Cash Payments and ArgentBank Common Stock in accordance with Section 3.2, and shall notify ArgentBank of its determination.

          (c) Within five (5) business days after the allocations described above, the Exchange Agent shall distribute ArgentBank Common Stock and/or Cash Payments as provided herein. The Exchange Agent shall not be entitled to vote or exercise any rights of ownership with respect to the shares of ArgentBank Common Stock held by it from time to time hereunder, except that it shall receive and hold all dividends or other distributions paid or distributed with respect to such shares for the account of the persons entitled thereto.

          (d) After the completion of the foregoing allocation, each holder of an outstanding certificate or certificates which prior thereto represented shares of Assumption Bank Common Stock who surrendered such certificate or certificates to the Exchange Agent will, upon acceptance thereof by the Exchange Agent, be entitled to a certificate or certificates representing the number of full shares of ArgentBank Common Stock and/or the amount of Cash Payments into which the aggregate number of shares of Assumption Bank Common Stock previously represented by such certificate or certificates surrendered shall have been converted pursuant to this Agreement and, if such holder's shares of Assumption Bank Common Stock have been converted into ArgentBank Common Stock, any other distribution theretofore paid with respect to the ArgentBank Common Stock issuable in the Bank Merger, in each case without interest. The Exchange Agent shall accept such certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. Each outstanding certificate which prior to the Effective Date of the Bank Merger represented Assumption Bank Common Stock and which is not surrendered to the Exchange Agent in accordance with the procedures provided for herein shall, except as otherwise herein provided, until duly surrendered to the Exchange Agent be deemed to evidence ownership of the number of shares of ArgentBank Common Stock and/or the right to receive the amount of Cash Payments into which such Assumption Bank Common Stock shall have been converted.

          (e) After the Effective Date, there shall be no further transfer on the records of Assumption Bank of certificates representing Assumption Bank Common Stock and if such certificates are presented to Assumption Bank for transfer, they shall be cancelled against delivery of certificates of ArgentBank Common Stock and/or Cash Payments as hereinabove provided. Certificates surrendered for exchange by any person constituting an "affiliate" of ABI or Assumption Bank for purposes of Rule 145(c) under the Securities Act of 1933 (the "Securities Act") shall not be exchanged until ArgentBank has received a written agreement from such person as provided in Section 7.8 hereof. No dividends which have been declared will be remitted to any person entitled to receive shares of ArgentBank Common Stock under this Article III until such person surrenders the certificate or certificates representing Assumption Bank Common Stock, at which time such dividends shall be remitted to such person, without interest.

          (f) Neither the Exchange Agent nor any party to this Agreement shall be liable to any former holder of shares of ABI Common Stock or Assumption Bank Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. ArgentBank and the Exchange Agent shall be entitled to rely upon the stock transfer books of ABI and Assumption Bank to establish the identity of those persons entitled to receive the Merger Consideration specified in this Agreement, which book shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of stock, ArgentBank and the Exchange Agent shall be entitled to deposit any Merger Consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

          (g) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by ArgentBank, the posting by such person of a bond in such reasonable amount as ArgentBank may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the shares of ArgentBank Common Stock and/or cash, as appropriate, and cash in lieu of fractional shares, and unpaid dividends and distributions on shares of ArgentBank Common Stock as provided above, deliverable in respect thereof pursuant to this Agreement.

          (h) No certificates or scrip representing fractional shares of ArgentBank Common Stock shall be issued upon the surrender for exchange of certificates for Assumption Bank Common Stock. In lieu of the issuance of any fractional share of ArgentBank Common Stock to which a holder of Assumption Bank Common Stock may be entitled (after aggregation of all fractional shares to which such holder is entitled) each such holder of Assumption Bank Common Stock shall be entitled to receive an amount in cash (without interest) equal to such fractional share multiplied by the Average Market Price as determined in accordance with Section 3.2(a) hereof.


                            ARTICLE 4
                    ACCOUNTING AND TAX MATTERS

     4.1 ACCOUNTING TREATMENT. It is intended by the Parties hereto, that the Mergers will qualify for purchase accounting treatment under general accepted accounting principles.

     4.2 TAX TREATMENT. It is intended that the Mergers will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code") for federal income tax purposes.

     4.3 ACCOUNTING AND TAX REPRESENTATIONS. Each Party hereto represents and warrants that the statements made with respect to it in the Tax Certificates attached hereto on Exhibit C and made a part hereof, are true and correct as of the date hereof and will be true and correct on the Effective Date.


                            ARTICLE 5
    REPRESENTATIONS AND WARRANTIES OF ABI AND ASSUMPTION BANK

     ABI and Assumption Bank represent and warrant to ArgentBank that, except as set forth in the Schedule of Exceptions attached hereto:

     5.1 ORGANIZATION AND AUTHORITY. ABI's "Consolidated Group," as such term is used in this Agreement, consists of ABI and Assumption Bank. ABI is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana and is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended. Assumption Bank is a state chartered bank duly organized, validly existing and in good standing under the laws of the State of Louisiana. Each member of ABI's Consolidated Group has all requisite corporate power and authority to own and lease its properties and assets and to carry on its business as it is currently being conducted.

     5.2  AUTHORIZATION.

          (a) The execution, delivery and performance of this Agreement by ABI and Assumption Bank and the consummation of the transactions contemplated hereby have been duly authorized by the Boards of Directors of ABI and Assumption Bank. No other corporate proceedings on the part of ABI or Assumption Bank are necessary to authorize consummation of this Agreement, except for the approval of the transaction by ABI's and Assumption Bank's shareholders. Subject to such shareholder approvals and to such regulatory approvals as are required by law, and satisfaction of any conditions imposed in connection therewith, this Agreement is a valid and binding obligation of ABI and Assumption Bank enforceable against them in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or other similar laws affecting creditors' rights generally and except that the availability of equitable remedies is within the discretion of the appropriate court.

          (b) Neither the execution, delivery or performance of this Agreement by ABI or Assumption Bank, nor the consummation of the transactions contemplated hereby, will (a) in any material respect violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of ABI or Assumption Bank under any terms, conditions or provisions of (i) ABI's or Assumption Bank's Charter or Bylaws or (ii) any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which ABI or Assumption Bank is a party or by which ABI or Assumption Bank may be bound, or (b) violate in any material respect any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to ABI or Assumption Bank or any of its properties or assets.

     5.3 CAPITAL STRUCTURE OF ABI. As of the date hereof, the authorized capital of ABI consists solely of 1,000,000 shares of common stock, $5.00 par value per share, of which 160,000 shares are issued and outstanding and none are held in treasury. The outstanding shares of capital stock of ABI are validly issued and outstanding, fully paid and nonassessable. There are no outstanding options, conversion rights, warrants, calls, rights, commitments or agreements to issue any form of stock or other security of ABI, nor any outstanding obligations or commitments to purchase, redeem or otherwise acquire any outstanding shares of ABI Common Stock.

     5.4 OWNERSHIP OF OTHER BANKS. ABI does not own, directly or indirectly, five percent (5%) or more of the outstanding capital stock or other voting securities of any corporation, bank, or other organization except Assumption Bank. As of the date hereof, the authorized capital of Assumption Bank consists solely of 45,000 shares of common stock, $25.00 par value per share, of which one share of common stock is issued and outstanding. The outstanding share of capital stock of Assumption Bank is validly issued and outstanding, fully paid and, nonassessable and, is owned by ABI, free and clear of all liens, claims and encumbrances (except as provided in Section 262 of the Banking Laws).

     5.5 ABI FINANCIAL AND OTHER REPORTS. ABI has made available to ArgentBank true and correct copies of (a) the consolidated balance sheets as of December 31, 1995, 1994 and 1993 of ABI and its consolidated subsidiaries and the related consolidated statements of income, changes in shareholders' equity and cash flows for the respective years then ended, the related notes thereto, and the report of its independent public accountants with respect thereto (the "ABI Audited Financial Statements"), (b) the unaudited balance sheets as of September 30, 1996 and 1995 of ABI and its consolidated subsidiaries, and the related unaudited statements of income, changes in shareholders equity and cash flows for the nine-month periods then ended (the "ABI Unaudited Financial Statements, and together with the ABI Audited Financial Statements, the "ABI Financial Statements"), and (c) all correspondence between any member of the ABI Consolidated Group and the OFI, the FDIC, the FRB, the SEC and the Internal Revenue Service since January 1,
1996. The latest balance sheet forming part of the ABI Unaudited Financial Statements is referred to herein as the "ABI Latest
Balance Sheet." ABI's Financial Statements (i) have been prepared in accordance with generally accepted accounting principles, consistently applied, and (ii) present fairly the consolidated results of operations of the ABI Consolidated Group for the periods covered thereby and the consolidated financial condition of the ABI Consolidated Group as of the dates thereof.

     5.6 NO MATERIAL ADVERSE CHANGE. Since the date of the ABI Latest Balance Sheet, there has been no event or condition of any character (whether actual, or to the knowledge of ABI or Assumption Bank, threatened or contemplated) that has had or can reasonably be anticipated to have a material adverse effect on the financial condition, results of operations, business or prospects of ABI or Assumption Bank, excluding changes in laws or regulations that affect banking institutions generally.

     5.7 TAX LIABILITY. The amounts set up as liabilities for taxes in the ABI Latest Balance Sheet are sufficient for the payment of all respective taxes (including, without limitation, federal, state, local, and foreign excise, franchise, property, payroll, income, capital stock, and sales and use taxes) accrued in accordance with GAAP and unpaid at the respective dates thereof.

     5.8 TAX RETURNS: PAYMENT OF TAXES. All federal, state, local, and foreign tax returns (including, without limitation, estimated tax returns, withholding tax returns with respect to employees, and FICA and FUTA returns) required to be filed by or on behalf of ABI or Assumption Bank have been timely filed or requests for extensions have been timely filed and granted and have not expired for periods ending on or before December 31, 1995, and all returns filed are complete and accurate in all material respects and all taxes shown on filed returns have been paid. As of the date hereof, there is no audit, examination, deficiency or investigations presently being conducted or, to the best knowledge of ABI and Assumption Bank, threatened, by any taxing authority and no material unpaid tax deficiencies or additional liabilities of any sort have been proposed to ABI or Assumption Bank by any state or federal governmental representative. All taxes, interest, additions and penalties due with respect to completed and settled examinations or concluded litigation have been paid, and ABI's reserves for bad debts at December 31, 1995, as filed with the Internal Revenue Service were not greater than the maximum amounts permitted under the provisions of Section 585 of the Code.

     5.9  LITIGATION AND PROCEEDINGS.  Except as set forth on
Schedule 5.9 hereto, no litigation, proceeding or controversy before any court or governmental agency is pending against ABI that in the opinion of its management is likely to have a material and adverse effect on the business, results of operations or financial condition of ABI and Assumption Bank taken as a whole, and, to the best knowledge of ABI and Assumption Bank, no such litigation, proceeding or controversy has been threatened or is contemplated.

     5.10 BROKERS' OR FINDERS' FEES. Except for the engagement of Chaffe & Associates, Inc. pursuant to the engagement letter dated as of May 28, 1996, as amended on October 8, 1996, a copy of which has been provided to ArgentBank, no agent, broker, investment banker, investment or financial advisor or other person acting on behalf of ABI or Assumption Bank or under their authority is entitled to any commission, broker's or finder's fee from any of the Parties hereto in connection with any of the transactions contemplated by this Agreement. The aggregate amount of consideration to be paid Chaffe & Associates, Inc. in connection with the transactions contemplated by this Agreement shall not exceed $150,000.

     5.11 CONTINGENT LIABILITIES. To the best knowledge of ABI and Assumption Bank, except as disclosed on Schedule 5.11 hereto or as reflected in the ABI Latest Balance Sheet and except in the case of Assumption Bank for unfunded loan commitments made in the ordinary course of business consistent with past practices, as of the date hereof neither ABI nor Assumption Bank has any obligation or liability of any nature (contingent or otherwise) except as may have been incurred or may have arisen since the date of the ABI Latest Balance Sheet in the ordinary course of business consistent with past practices, and that was not material individually or in the aggregate or could not reasonably be expected to result in any such material obligation or liability.

     5.12  TITLE TO ASSETS; ADEQUATE INSURANCE COVERAGE.

     Except as described on Schedule 5.12:

          (a) On the date of the ABI Latest Balance Sheet, ABI and Assumption Bank had, and except with respect to assets disposed of for adequate consideration in the ordinary course of business since such date, now have, good and merchantable title to all real property and good and merchantable title to all other material properties and assets reflected on the ABI Latest Balance Sheet, free and clear of all mortgages, liens, pledges, restrictions, security interests, charges and encumbrances of any nature except for (i) mortgages and encumbrances which secure indebtedness which is properly reflected on the ABI Latest Balance Sheet or which secure deposits of public funds as required by law; (ii) liens for taxes accrued by not yet payable; (iii) liens arising as a matter of law in the ordinary course of business with respect to obligations incurred after the date of the ABI Latest Balance Sheet, provided that the obligations secured by such liens are not delinquent or are being contested in good faith; (iv) such imperfections of title and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of any of such properties or assets or the potential sale of any such owned properties or assets; and (v) capital leases and leases, if any, to third parties for fair and adequate consideration. ABI and Assumption Bank own, or have valid leasehold interests in, all material properties and assets, tangible or intangible, used in the conduct of its business. Any real property and other material assets held under lease by ABI or Assumption Bank are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made by ArgentBank in such lease of such property.

          (b) With respect to each lease of any real property or a material amount of personal property to which ABI or Assumption Bank is a party, except for financing leases in which ABI or Assumption Bank is lessor, (i) such lease is in full force and effect in accordance with its terms; (ii) all rents and other monetary amounts that have been due and payable thereunder have been paid; (iii) there exists no default or event, occurrence, condition or act which with the giving of notice, the lapse of time or the happening of any further event, occurrence, condition or act would become a default under such lease; and (iv) the Mergers will not constitute a default or a cause for termination or modification of such lease.

          (c) Neither ABI nor Assumption Bank has any legal obligation, absolute or contingent, to any other person to sell or otherwise dispose of any substantial part of its assets or to sell or dispose of any of its assets except in the ordinary course of business consistent with past practices.

          (d) ABI and Assumption Bank maintain in force insurance policies and bonds in such amounts and against such liabilities and hazards as are considered adequate for institutions of their size and type operating similar properties and businesses in the State of Louisiana.

     5.13 DEPOSITS. All deposits of Assumption Bank reflected on the ABI Latest Balance Sheet were created for good, valuable and adequate consideration in accordance with prudent business standards and in substantial compliance with all laws, regulations and rules, and the accounts or evidence of ownership of accounts are genuine, valid and enforceable in accordance with their written terms. Neither ABI nor Assumption Bank has agreed to any modification or extension of accounts or account terms or otherwise made any agreements regarding such accounts except as disclosed in writing on the books and records of Assumption Bank; and ABI and Assumption Bank have no knowledge of any claim of ownership to any account other than as shown on the written ownership records of Assumption Bank for each account, and ABI and Assumption Bank have no knowledge of any alleged improper or wrongful withdrawal or payment of any such account.

     5.14 LOANS. To the best knowledge of ABI and Assumption Bank, each loan reflected as an asset of ABI on the ABI Latest Balance Sheet, (a) was, at the time and under the circumstances in which made, made for good, valuable and adequate consideration in the ordinary course of business of ABI and Assumption Bank, (b) is evidenced by genuine notes, agreements or other evidence of indebtedness and (c) to the extent secured, have been secured by valued liens and security interests which have been perfected. Except as set forth in Schedule 5.14 hereto, there are no outstanding loans held by Assumption Bank with an unpaid balance of $25,000 or more in which a material default has occurred. A material default for purposes of this Section 5.14 includes, without limitation, the failure to pay indebtedness or an installment thereof more than sixty (60) days after it is due and payable.

     5.15 ALLOWANCE FOR LOAN LOSSES. The allowances for loan losses shown on the ABI Latest Balance Sheet are adequate in all material respects in accordance with GAAP to provide for possible losses, net of recoveries, relating to loans previously charged off, on loans outstanding (including accrued interest receivable) as of the date of the ABI Latest Balance Sheet.

     5.16 INVESTMENTS. Except for investments classified as held-to-maturity as prescribed under the Financial Accounting Standards Board Statement Number 115, and pledges to secure public or trust deposits, none of the investments reflected on the ABI Latest Balance Sheet under the heading "Investment Securities", and none of the investments made by ABI or Assumption Bank since such date, and none of the assets reflected on the ABI Latest Balance Sheet under the heading "Cash and Due From Assumption Bank," is subject to any restriction, whether contractual or statutory, that materially impairs the ability of ABI or Assumption Bank freely to dispose of such investment at any time. With respect to all repurchase agreements to which ABI or Assumption Bank is a party, ABI or Assumption Bank, as the case may be, has a valid, perfected first lien or security interest in the government securities or other collateral securing each such repurchase agreement which equals or exceeds the amount of debt secured by such collateral under such agreement.

     5.17  COMMITMENTS AND CONTRACTS.  Except as disclosed on
Schedule 5.17 hereto, neither ABI nor Assumption Bank is a party to any of the following (whether written or oral):

          (a) Any employment contract (including any obligations with respect to severance or termination pay liabilities or fringe benefits) with any present or former officer, director, employee or consultant (other than those which are terminable at will by ABI or Assumption Bank);

          (b) Any plan or contract providing for any bonus, pension, option, deferred compensation, retirement payment, profit sharing or similar arrangement with respect to any present or former officer, director, employee or consultant; or

          (c) Any contract not made in the ordinary course of business containing covenants which limit the ability of ABI or Assumption Bank to compete in any line of business or with any person or which involves any restriction of the geographical area in which, or method by which, ABI or Assumption Bank may carry on its respective business (other than as may be required by law or applicable regulatory authorities).

     5.18 EMPLOYEE PLANS. ABI, Assumption Bank, and all "employee benefit plans", as defined in Section 3(3) of the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"), that cover one or more employees employed by ABI or Assumption Bank:

          (a) is in compliance with all laws, regulations, reporting and licensing requirements and orders applicable to such plan or any of its employees (because of such employee's activities on behalf of it), the breach or violation of which could have a material and adverse effect on such business; and

          (b) has received no notification from any agency or department of federal, state or local government or the staff thereof asserting that any such entity is not in compliance with any of the statutes, regulations or ordinances that such governmental authority enforces, or threatening to revoke any license, franchise, permit or governmental authorization, and is subject to no agreement with any such governmental authority with respect to its assets or business.

     5.19 PLAN LIABILITY. Except for liabilities to the Pension Benefit Guaranty Corporation pursuant to Section 4007 of ERISA, all of which have been fully paid, and except for liabilities to the Internal Revenue Service under Section 4971 of the Code, all of which have been fully paid, neither ABI nor Assumption Bank has any liability to the Pension Benefit Guaranty Corporation or to the Internal Revenue Service with respect to any pension plan qualified under Section 401 of the Code.

     5.20 VOTE REQUIRED. The affirmative vote of the holders of at least two-thirds of the voting power present, is the only vote of the shareholders of ABI necessary to approve this Agreement and related transactions contemplated hereby. The affirmative vote of the holders of at least two-thirds of the total voting power is the only vote of the shareholders of Assumption Bank necessary to approve this Agreement and related transactions contemplated hereby.

     5.21  ENVIRONMENTAL MATTERS.

          (a) To the best knowledge of each, ABI and Assumption
Bank are, and have been, in compliance with all applicable federal, state and local laws, regulations, rules and decrees pertaining to pollution or protection of the environment ("Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Sec. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Sec. 6901 et seq., the Louisiana Environmental Quality Act, La. R.S. 30:2001 et seq., or any similar federal, state or local law, except for such instances of non-compliance that are not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, results of operations, business or prospects of ABI and Assumption Bank.

          (b) To the best knowledge of each, all property owned, leased, operated or managed by ABI or Assumption Bank, or in which ABI or Assumption Bank has any interest, including any mortgage or security interest ("Business Property"), and all businesses and operations conducted on any of the Business Property (whether by ABI or Assumption Bank, a mortgagor, or any other person), are, and have been, in compliance with all applicable Environmental Laws, except for such instances of non-compliance that are not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, results of operations, business or prospects of ABI or Assumption Bank.

          (c) To the best knowledge of each, there is no judicial, administrative, arbitration or other similar proceeding pending or threatened before any court, governmental agency, authority or other forum in which ABI or Assumption Bank or any prior owner of any Business Property has been or, with respect to threatened matters, is threatened to be named as a party relating to (i) alleged noncompliance with any applicable Environmental Law or (ii) the release or threatened release into the environment of any Hazardous Substance (as defined below), and relating to any of the Business Property, except for such proceedings pending or threatened that are not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, results of operations, business or prospects of ABI or Assumption Bank, and to the knowledge of each there is no reasonable basis for any such proceeding. The term "Hazardous Substance" means any pollutant, contaminant, or toxic or hazardous substance, chemical, or waste defined, listed or regulated by an Environmental Law (and specifically shall include, but not be limited to, asbestos, polychlorinated biphenyls, and petroleum and petroleum products).

          (d) To the best knowledge of each, there has been no release or threatened release of a Hazardous Substance in, on, under, or affecting any of its Business Property, except such release or threatened release that is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, results of operations, business or prospects of ABI or Assumption Bank.

     5.22 ACCURACY OF INFORMATION. To the best of ABI's and its officers' and directors' knowledge, all information furnished by ABI or Assumption Bank to ArgentBank pursuant to this Agreement is accurate, and ABI has not omitted to disclose any information which is or would be material to this Agreement.

     5.23 COMPLIANCE WITH LAWS AND CONTRACTS. To the best of ABI's and its officers' and directors' knowledge, neither ABI nor Assumption Bank is in violation in any material respect of any laws, regulations, or agreements to which it is a party nor has either failed to file any material reports required by any governmental or other regulatory body.

     5.24 INFORMATION FOR REGISTRATION AND PROXY STATEMENTS. None of the information supplied or to be supplied by ABI's Consolidated Group for inclusion in the Registration Statement, Proxy Statement or any other documents to be filed with the FDIC or any regulatory agency in connection with the transactions contemplated hereby will, as amended or supplemented at the time the Registration Statement becomes effective, at the time the Proxy Statement is mailed to ABI and ArgentBank shareholders, and at the time of filing of such other documents, respectively, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents, financial statements, or other information or materials which ABI's Consolidated Group shall provide for filing with the FDIC and any regulatory agency in connection with the Mergers will comply with generally accepted accounting principles.

                            ARTICLE 6
           ARGENTBANK'S REPRESENTATIONS AND WARRANTIES

     ArgentBank represents and warrants to ABI that, except as set forth in the Schedule of Exceptions attached hereto:

     6.1 ORGANIZATION AND AUTHORITY. ArgentBank is a state chartered bank duly incorporated, validly existing and in good standing under the laws of the State of Louisiana and has the corporate power and authority to own and lease its properties and assets and to carry on its business as it is currently being conducted.

     6.2  AUTHORIZATION.

          (a) The execution, delivery and performance of this Agreement by ArgentBank and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of ArgentBank. No other corporate proceedings on the part of ArgentBank are necessary to authorize consummation of this Agreement except for the approval of the Agreement by ArgentBank's shareholders. Subject to such shareholder approval and to such regulatory approvals as are required by law, and satisfaction of any conditions imposed in connection therewith, this Agreement is a valid and binding obligation of ArgentBank enforceable against ArgentBank in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or other similar laws affecting creditors' rights generally and except that the availability of equitable remedies is within the discretion of the appropriate court.

          (b) Neither the execution, delivery or performance of this Agreement by ArgentBank, nor the consummation of the transactions contemplated hereby, will (a) in any material respect violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of ArgentBank under any terms, conditions or provisions of (i) ArgentBank's Charter or Bylaws or (ii) any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which ArgentBank is a party or by which ArgentBank may be bound, or (b) violate in any material respect any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to ArgentBank or any of its properties or assets.

     6.3 CAPITAL STRUCTURE OF ARGENTBANK. As of the date hereof, the authorized capital of ArgentBank consists solely of 10,000,000 shares of common stock, $0.10 par value per share, of which 5,863,668 shares are issued and outstanding and none are held in treasury. The outstanding shares of capital stock of ArgentBank are validly issued and outstanding, fully paid and nonassessable. The shares of ArgentBank Common Stock to be issued in connection with the Bank Merger pursuant to this Agreement have been duly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid, and nonassessable; and free and clear of all liens, claims and encumbrances, or any preemptive or similar rights (except as provided in Section 262 of the Banking Laws).

     6.4 ARGENTBANK FINANCIAL AND OTHER REPORTS. ArgentBank has made available to ABI true and correct copies of (a) the balance sheets as of December 31, 1995, 1994 and 1993 of ArgentBank and the related statements of income, changes in shareholders' equity and cash flows for the respective years then ended, the related notes thereto, and the report of its independent public accountants with respect thereto (the "ArgentBank Audited Financial Statements"), (b) the unaudited balance sheets as of September 30, 1996 and 1995 of ArgentBank and the related unaudited statements of income, changes in shareholders equity and cash flows for the nine-month periods then ended (the "ArgentBank Unaudited Financial Statements, and together with the ArgentBank Audited Financial Statements, the "ArgentBank Financial Statements"), and (c) all correspondence between ArgentBank and the OFI, the FDIC, the SEC and the Internal Revenue Service since January 1, 1996. The latest balance sheet forming part of the ArgentBank Unaudited Financial Statements is referred to herein as the "ArgentBank Latest Balance Sheet." ArgentBank s Financial Statements (i) have been prepared in accordance with generally accepted accounting principles, consistently applied, and (ii) present fairly the results of operations of ArgentBank for the periods covered thereby and the financial condition of ArgentBank as of the dates thereof.

     6.5 NO MATERIAL ADVERSE CHANGE. Since September 30, 1996, there has been no event or condition of any character (whether actual, or to the knowledge of ArgentBank, threatened or contemplated) that has had or can reasonably be anticipated to have a material adverse effect on the financial condition, results of operations, business or prospects of ArgentBank excluding changes in laws or regulations that affect banking institutions generally.

     6.6 LOANS. To the best knowledge of ArgentBank, each loan reflected as an asset of ArgentBank on the unaudited balance sheet as of September 30, 1996 of ArgentBank (the "ArgentBank Latest Balance Sheet") (a) was, at the time and under the circumstances in which made, made for good, valuable and adequate consideration in the ordinary course of business of ArgentBank, (b) is evidenced by genuine notes, agreements or other evidence of indebtedness and (c) to the extent secured, have been secured by valued liens and security interests which have been perfected.

     6.7 LITIGATION. Except as disclosed on Schedule 6.7 hereto, no litigation, proceeding or controversy before any court or governmental agency is pending that in the opinion of its management is likely to have a material and adverse effect on the business, results of operations or financial condition of ArgentBank and its subsidiaries taken as a whole, and, to the best knowledge of ArgentBank, no such litigation, proceeding or controversy has been threatened or is contemplated.

     6.8 CONTINGENT LIABILITIES. To the best knowledge of ArgentBank, except as disclosed on Schedule 6.8 hereto or as reflected in the ArgentBank Latest Balance Sheet and for unfunded loan commitments made in the ordinary course of business consistent with past practices, as of the date hereof ArgentBank has no obligation or liability of any nature (contingent or otherwise) except as may have been incurred or may have arisen since the date of the ArgentBank Latest Balance Sheet in the ordinary course of business consistent with past practices, that was not material individually or in the aggregate or could not reasonably be expected to result in any such material obligation or liability.

     6.9 ALLOWANCES FOR LOAN LOSSES. The allowances for loan losses shown on the ArgentBank Latest Balance Sheet are adequate in all material respects in accordance with GAAP to provide for possible losses, net of recoveries, relating to loans previously charged off, on loans outstanding (including accrued interest receivable) as of the date of the ArgentBank Latest Balance Sheet.

     6.10 EMPLOYEE PLANS. ArgentBank, each of its subsidiaries and all "employee benefit plans," as defined in Section 3(3) of ERISA, that cover one or more employees employed by ArgentBank or any of its subsidiaries:

          (a) is in compliance with all laws, regulations, reporting and licensing requirements and orders applicable to such plan or any of its employees (because of such employee's activities on behalf of it), the breach or violation of which could have a material and adverse effect on such business; and

          (b) has received no notification from any agency or department of federal, state or local government or the staff thereof asserting that any such entity is not in compliance with any of the statutes; regulations or ordinances that such governmental authority enforces, or threatening to revoke any license, franchise or permit or governmental authorization, and is subject to no agreement or written understanding with any such governmental authorities with respect to its assets or business.

     6.11 VOTE REQUIRED. The affirmative vote of the holders of at least two-thirds of the voting power present is the only vote of the shareholders of ArgentBank necessary to approve the Bank Merger and related transactions contemplated hereby.

     6.12 ACCURACY OF INFORMATION. To the best of ArgentBank's and its officers' and directors' knowledge, all information furnished by ArgentBank to ABI and Assumption Bank pursuant to this Agreement is accurate, and ArgentBank has not omitted to disclose any information which is or would be material to this Agreement.

     6.13 INFORMATION FOR REGISTRATION AND PROXY STATEMENTS. None of the information supplied or to be supplied by ArgentBank for inclusion in the Registration Statement, Proxy Statement or any other documents to be filed with the FDIC or any regulatory agency in connection with the transactions contemplated hereby will, as amended or supplemented at the time the Registration Statement becomes effective, at the time the Proxy Statement is mailed to ABI and ArgentBank shareholders, and at the time of filing of such other documents, respectively, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents, financial statements, or other information or materials which ArgentBank shall provide for filing with the FDIC and any regulatory agency in connection with the Mergers will comply with generally accepted accounting principles.

                            ARTICLE 7
                     COVENANTS OF THE PARTIES

     7.1 OPERATION OF BUSINESS. Between the date hereof and the Effective Date, or until the termination of this Agreement, each member of the ABI Consolidated Group covenants and agrees that it will operate its business solely in the ordinary course consistent with prudent business practices and in compliance with all applicable laws, regulations and rules; and without the prior written consent of ArgentBank, it will not:

          (a) Amend or otherwise change its respective articles of incorporation or bylaws, as each such document is in effect on the date hereof;

          (b) Issue or sell, or authorize for issuance or sale, the shares of ABI or Assumption Bank or any additional shares of any class of capital stock of ABI or Assumption Bank (except to the extent required in order to effect the Company Merger or the Bank Merger as contemplated herein);

          (c) Issue, grant, or enter into any subscription, option, warrant, right, convertible security, or other agreement or commitment of any character obligating ABI or Assumption Bank to issue securities;

          (d) Declare, set aside, make, or pay any dividend or other distribution with respect to its capital stock except for (i) dividends on ABI Common Stock to be payable in December 1996 for fiscal 1996 not exceeding $1.10 per share and corresponding dividends on Assumption Bank Common Stock, and (ii) if the closing shall not have occurred by June 30, 1997, dividends for fiscal 1997 in accordance with ABI's past practices and corresponding dividends on Assumption Bank Common Stock;

          (e) Redeem, purchase, or otherwise acquire, directly or indirectly, any of its capital stock respectively;

          (f) Authorize any capital expenditure(s) which, individually or in the aggregate, exceed $20,000;

          (g) Extend any new loan, credit, lease, or other type of financing which individually exceeds $100,000 or renew any such type of financing which individually exceeds $150,000 and does not meet Assumption Bank's loan policy requirements;

          (h) Except in the ordinary course of business, sell, pledge, dispose of, or encumber, or agree to sell, pledge, dispose of, or encumber, any assets of ABI or Assumption Bank; provided, however, any investments in Assumption Bank's securities portfolio which mature prior to the Effective Date shall be invested in U.S. Treasury securities with a maturity of two (2) years or less;

          (i) Excluding normal and customary banking transactions, incur any indebtedness for borrowed money, issue any debt securities, or enter into or modify any contract, agreement, commitment, or arrangement with respect thereto;

          (j) Impose, or suffer the imposition, on any share of Assumption Bank Common Stock held by ABI, of any material lien, charge, or encumbrance, or permit any such lien to exist;

          (k) Establish or add any automated teller machines or branch or other banking offices;

          (l) Acquire (by merger, consolidation, lease or other acquisition of stock, ownership interests or assets) any corporation, partnership, or other business organization or division thereof, or enter into any contract, agreement, commitment, or arrangement with respect to any of the foregoing except to the extent required in order to effect the Mergers as contemplated herein and except in the ordinary course of business in connection with foreclosures or similar actions;

          (m) Enter into, extend, or renew any lease for office or other space;

          (n) Except as required by law, enter into, adopt or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, or other employee benefit plan, agreement, trust, fund, or arrangement for the benefit or welfare of any officer, employee or representative of ABI or Assumption Bank except for the payment by Assumption Bank of fiscal 1996 year-end bonuses to its employees consistent with past practices and not to exceed in the aggregate $50,000;

          (o) Grant any increase in compensation to any director, officer, or employee or representative of ABI or Assumption Bank except in the ordinary course of business consistent with past practice;

          (p) Take any action with respect to the grant or payment of any severance or termination pay;

          (q) Take any action or omit to take any action which would cause any of ABI's or Assumption Bank's representations or warranties to be untrue or misleading in any material respect or any covenant of ABI or Assumption Bank under this Agreement incapable of being performed; or

          (r) Agree in writing or otherwise to do any of the foregoing.

     7.2 PRESERVATION OF BUSINESS. Between the date hereof and the Effective Date, ABI will, and will cause Assumption Bank to, use its best efforts to preserve its existing business and to keep its business organization intact, including its present relationships with its employees and customers and others having business relations with it.

     7.3  INSURANCE.  Pending the Closing, each of ABI and
Assumption Bank shall maintain in effect its current insurance policies and bonds.

     7.4 ABI SHAREHOLDER APPROVAL. ABI will (i) take all steps necessary to call, give notice of, convene and hold a special meeting of its shareholders as soon as practicable for the purpose of approving this Agreement, the Merger Agreements and the transactions contemplated hereby and for such other purposes as may be necessary or desirable, and (ii) cooperate and consult with ArgentBank with respect to each of the foregoing matters. ABI, as the sole shareholder of Assumption Bank, shall approve this Agreement and the Company Merger Agreement.

     7.5 PROPERTY TRANSFERS. At the Closing or from time to time following the Closing, as and when requested by ArgentBank and to the extent permitted by Louisiana law, the officers and directors of ABI and Assumption Bank last in office shall execute and deliver such deeds and other instruments and shall take or cause to be taken such further or other actions as shall be necessary in order to vest or perfect in or to confirm of record or otherwise to ArgentBank title to, and possession of, all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authorities of ABI and Assumption Bank, and otherwise to carry out the purposes of this Agreement.

     7.6  ARGENT DUE DILIGENCE.

          (a) In order to afford ArgentBank access to such information as it may reasonably deem necessary to perform any due diligence review with respect to ABI and Assumption Bank, each of ABI and Assumption Bank shall, upon reasonable notice, afford ArgentBank and its officers, employees, counsel, accountants, and other authorized representatives access, during normal business hours throughout the period prior to the Effective Date, to all of its properties, books, contracts, commitments, loan files, litigation files and records (including, but not limited to, the minutes of the Boards of Directors of ABI and Assumption Bank and all committees thereof), and to the extent consistent with applicable law, furnish promptly to ArgentBank such information as ArgentBank may reasonably request to perform such review. No member of the ABI Consolidated Group shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any customer or other person, would jeopardize the attorney-client privilege of the institution in possession or control of such information, or would contravene any law, rule, regulation, order, judgment, decree or binding agreement. The parties will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

          (b) All information furnished by any member of the ABI Consolidated Group shall be treated as the sole property of the party furnishing the information until consummation of the Mergers contemplated hereby. If this Agreement is terminated prior to the Effective Date, ArgentBank shall return, without retaining copies thereof, all confidential or non-public documents, work papers and other materials obtained from ABI's Consolidated Group or their employees, agents or representatives, in connection with the transactions contemplated hereby and shall destroy any work papers, analyses or other materials prepared based on such information, and for a period of two years following such termination ArgentBank shall use its best efforts to keep such information confidential, not disclose such information to any other person or entity except as may be required by law, and not use such information (including any work papers, analyses and other materials prepared by it in reliance upon such information) in its business for any competitive or other commercial purpose and shall use its best efforts to cause its employees, agents and representatives to do the same, provided, however, the obligation to keep such information confidential shall not apply to any information which (a) ArgentBank can establish by convincing evidence was already in its possession prior to the disclosure thereof by ABI or Assumption Bank, (b) was then generally in the public domain through no fault of ArgentBank, or
(c) was disclosed to the party receiving the information by a third party not bound by an obligation of confidentiality.

     7.7 NO SOLICITATION. Prior to the Effective Date, neither ABI nor Assumption Bank shall authorize or knowingly permit any of their officers, directors, employees, representatives, agents or other persons controlled by ABI or Assumption Bank to directly or indirectly, solicit or initiate inquiries or proposals with respect to, or, hold any discussions or negotiations with, or provide any information to, any persons, entity or group concerning any merger, consolidation, sale of substantial assets, sale of shares of capital stock or similar transactions involving, directly or indirectly, ABI or Assumption Bank except as contemplated by this Agreement; provided, however, that nothing contained in this Agreement shall be deemed to prohibit any officer or director of ABI or Assumption Bank from taking any action that counsel to ABI or Assumption Bank has advised in writing is required to discharge his or her fiduciary duties to ABI or Assumption Bank or their shareholders, a copy of which advise shall be furnished to AgentBank. ABI and Assumption Bank shall instruct each officer, director, employee, agent, representative or affiliate of it to refrain from doing any of the above, and ABI and Assumption Bank shall immediately notify ArgentBank of the identity and terms of any such inquiries or proposals received by, or if any such negotiations or discussions are sought to be initiated with, ABI or Assumption Bank.

     7.8 AFFILIATES. ABI, Assumption Bank and ArgentBank shall cooperate and use their best efforts to identify those persons who may be deemed to be "affiliates" of ABI or Assumption Bank within the meaning of Rule 145(c) or Rule 144 (as applicable) under the Securities Act. ABI and Assumption Bank shall use its best efforts to cause each person so identified to deliver to ArgentBank, not later than thirty (30) days prior to the Effective Date, a written agreement in substantially the form set forth in Exhibit D attached hereto.

     7.9 CONDUCT OF BUSINESS. ArgentBank agrees to operate its business solely in the ordinary course consistent with prudent business practices and in compliance with all applicable laws, regulations, and rules; but nothing herein shall be construed as limiting or restricting ArgentBank in its assets, liability, or capital structure or limiting any action of ArgentBank or its affiliates, nor shall anything in this Agreement be construed as limiting the future number and amount of outstanding shares of ArgentBank stock pending consummation of the transactions contemplated hereby; provided however, that ArgentBank shall not, and shall instruct its executive officers, directors, and control persons and any affiliates of any of the foregoing not to, effect any transactions in ArgentBank Common Stock in violation of Rule 10b-6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise for the purpose, or with the effect, of manipulating the trading price of Argent Bank Common Stock.

     7.10  ABI AND ASSUMPTION BANK DUE DILIGENCE.

          (a) In order to afford ABI and Assumption Bank access to such information as it may reasonably deem necessary to perform any due diligence review with respect to ArgentBank, ArgentBank shall, upon reasonable notice, afford ABI and Assumption Bank and their officers, employees, counsel, accountants, and other authorized representatives access, during normal business hours throughout the period prior to the Effective Date, to all of its properties, books, contracts, commitments, loan files, litigation files and records (including, but not limited to, the minutes of the Board of Directors of ArgentBank and all committees thereof), and to the extent consistent with applicable law, furnish promptly to ABI and Assumption Bank such information as ABI and Assumption Bank may reasonably request to perform such review. ArgentBank shall not be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any customer or other person, would jeopardize the attorney-client privilege of the institution in possession or control of such information, or would contravene any law, rule, regulation, order, judgment, decree or binding agreement. The parties will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

          (b) All information furnished by ArgentBank shall be treated as the sole property of the party furnishing the information until consummation of the Mergers contemplated hereby. If this Agreement is terminated prior to the Effective Date, ABI and Assumption Bank shall return, without retaining copies thereof, all confidential or non-public documents, work papers and other materials obtained from ArgentBank or its employees, agents or representatives, in connection with the transactions contemplated hereby and shall destroy any work papers, analyses or other materials prepared based on such information, and for a period of two years following such termination ABI and Assumption Bank shall use their best efforts to keep such information confidential, not disclose such information to any other person or entity except as may be required by law, and not use such information (including any work papers, analyses and other materials prepared by it in reliance upon such information) in its business for any competitive or other commercial purpose and shall use their best efforts to cause its employees, agents and representatives to do the same, provided, however, the obligation to keep such information confidential shall not apply to any information which (a) ABI and Assumption Bank can establish by convincing evidence was already in its possession prior to the disclosure thereof by ArgentBank, (b) was then generally in the public domain through no fault of ABI and Assumption Bank, or (c) was disclosed to the party receiving the information by a third party not bound by an obligation of confidentiality.

     7.11  REGULATORY MATTERS.

          (a) ArgentBank shall prepare and file a registration statement with the securities and corporate practices division of the FDIC (the "Registration Statement"), including a joint proxy statement (the "Proxy Statement") to be filed with the SEC and mailed to the ABI and ArgentBank shareholders in connection with the meetings to be called to consider this Agreement and the Merger Agreements, as soon as reasonably practicable following the date of this Agreement. The Registration Statement shall comply in all material respects with the requirements of the Securities Act, the rules and regulations promulgated thereunder and other applicable federal and state laws and ArgentBank will use its best efforts to cause the Registration Statement to be declared effective as soon as practicable, to qualify the ArgentBank Common Stock under the securities or blue sky laws of such jurisdictions as may be required and to keep the Registration Statement and such qualifications current and in effect for so long as is necessary to consummate the transactions contemplated hereby.

          (b) ArgentBank will use its best efforts to prepare all necessary documentation, to effect all necessary filings and to obtain all necessary permits, consents, approvals and authorizations of all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement, including those required by the FDIC, the FRB and the OFI.

          (c) ABI's Consolidated Group shall cooperate in preparing the Registration Statement and the Proxy Statement, and will promptly furnish all such data and information relating to it as ArgentBank may reasonably request for the purpose of including such data and information in the Registration Statement.

          (d) ArgentBank will indemnify and hold harmless each member of the ABI Consolidated Group, each of its directors, each of its officers and each person, if any, who controls ABI within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint, several or solidary, to which they or any of them may become subject, under the Securities Act, any state securities or blue sky laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any legal or other expenses reasonably incurred, promptly as they are incurred, by such person in connection with investigating or defending any such action or claim; provided, however, that ArgentBank shall not be liable in any case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any such amendment or supplement in reliance upon or in conformity with information furnished to ArgentBank by or on behalf of the ABI Consolidated Group for use therein.

          (e) Promptly after receipt by an indemnified party under subparagraph (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against ArgentBank under such subparagraph, notify ArgentBank in writing of the commencement thereof. In case any such action shall be brought against any indemnified party and it shall notify ArgentBank of the commencement thereof, ArgentBank shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from ArgentBank to such indemnified party of its election so to assume the defense thereof, ArgentBank shall not be liable to such indemnified party under such subparagraph for any legal expenses of other counsel or any other expenses subsequently incurred by such indemnified party; provided, however, if ArgentBank elects not to assume such defense or counsel for the indemnified parties advises in writing that there are material substantive issues which raise conflicts of interest between ArgentBank or ABI and one or more of the indemnified parties, such indemnified parties may retain counsel satisfactory to them, and ArgentBank shall pay all reasonable fees and expenses of such counsel for the indemnified parties promptly as statements therefor are received.

     7.12 ARGENTBANK SHAREHOLDER APPROVAL. ArgentBank will (i) take all steps necessary to call, give notice of, convene and hold a special meeting of its shareholders as soon as practicable for the purpose of approving this Agreement, the Bank Merger Agreement and the transactions contemplated hereby and for such other purposes as may be necessary or desirable, and (ii) cooperate and consult with ABI with respect to each of the foregoing matters.

     7.13 CONTINUITY OF BUSINESS ENTERPRISE. It is the present intention of ArgentBank to continue at least one significant historic business line of Assumption Bank, namely, financial services, and to use at least a significant portion of Assumption
Bank's historic business assets in a business within the meaning of Treasury Regulation Section 1.368-1(d).

     7.14 ELECTION OF DIRECTORS. For a period of not less than two (2) years after the Effective Date, ArgentBank shall nominate and recommend at least one (1) former member of the Board of Directors of Assumption Bank to serve as director of ArgentBank.

     7.15  INDEMNIFICATION AND LIABILITY INSURANCE.

          (a) From and after the Effective Date, ArgentBank shall indemnify, defend, and hold harmless the former directors, officers, employees and agents of ABI (each such director, officer, employee or agent referred to as an "ABI Indemnified Party") against all losses, claims, damages or liabilities, joint, several or solidary, and any action or other proceeding in respect thereof, to which the ABI Indemnified Parties or any of them become subject, arising out of actions or omissions occurring at or prior to the Effective Date (including the transactions contemplated by this Agreement) to the full extent permitted under Louisiana Law or by ABI's Articles of Incorporation and Bylaws as in effect on the date hereof. ArgentBank further agrees to honor the indemnity agreements between ABI or Assumption Bank and each of the individuals listed on Schedule 7.15(a) hereto.

          (b) From and after the Effective Date, ArgentBank shall indemnify, defend, and hold harmless the former directors, officers, employees and agents of Assumption Bank (each such director, officer, employee or agent referred to as an "Assumption Bank Indemnified Party") against all losses, claims, damages or liabilities, joint, several or solidary, and any action or other proceeding in respect thereof, to which Assumption Bank Indemnified Parties or any of them become subject, arising out of actions or omissions occurring at or prior to the Effective Date (including the transactions contemplated by this Agreement) to the full extent permitted under Louisiana Law or by Assumption Bank's Articles of Incorporation and Bylaws as in effect on the date hereof.

          (c) ABI shall pay the insurance premium required for an extension of the existing directors and officer's liability insurance policy of ABI and Assumption Bank, respectively, covering persons who are currently covered by such insurance for a "discovery" period of three (3) years after the Effective Date on terms generally no less favorable than those in effect on the date of this Agreement, provided the total of such premium shall not exceed $24,675.

     7.16 EMPLOYEES. ArgentBank shall not be obligated to retain in any capacity any of ABI's or Assumption Bank's officers, directors, or employees or to pay any stipulated compensation to any employees. ArgentBank shall employ Mr. Harold F. Templet for the term, and subject to the provisions, set forth on Exhibit E.
If within nine months following the Effective Date, ArgentBank terminates the employment without cause, or relocates to an office more than 40 miles from the place of such person's employment on the Effective Date, or reduces to less than 30 hours per week the working hours, of any former employee of ABI or Assumption Bank and such former employee thereafter resigns, ArgentBank shall pay such person severance benefits in accordance with Schedule 7.16(a) hereof, and in amounts based on such person's salary on the Effective Date. ArgentBank will make reasonable efforts to maintain compensation levels for any retained personnel
commensurate with the employees'      experience and
qualifications, and in accordance with ArgentBank's salary administration program. With regard to any retained employee, ArgentBank shall be free of any obligation to honor any past agreement of ABI or Assumption Bank to such person. Within ninety
(90) days after the Effective Date, ArgentBank shall pay to former Assumption Bank employees any amounts owed in lieu of accrued personal days through the last day of fiscal 1996. Prior to the Effective Date, Assumption Bank shall amend its policy so as not to accrue any further amounts owed in lieu of accrued personal days after December 31, 1996.

     7.17  BENEFIT PLANS.

          (a) ABI's and Assumption Bank's group health and life benefit plan will be continued through the Effective Date of the Mergers. Thereafter, all retained employees will be eligible to participate in ArgentBank's group health and life benefit plan based on the provisions in the plan. The ninety (90) day employment period will be waived for eligible retained employees in accordance with ArgentBank's plan. ArgentBank will waive pre-existing medical conditions for health insurance purposes as to all retained personnel, provided such pre-existing medical conditions were covered at Closing under ABI's group health benefit plan.

          (b) ArgentBank will merge the Retirement Plan for Employees of Assumption Bank into the ArgentBank Pension Plan in accordance with the Code treasury regulation Section 1.414(1)-1(d) before the expiration of the transition period described in Section 410(b)(6)(C) of the Code.

          (c) From and after the Effective Date, ArgentBank will, subject to compliance with applicable legal and regulatory requirements, provide coverage for all Assumption Bank employees under all ArgentBank employee benefit plans for which they are eligible, as soon as practicable after the Effective Date. All prior years of service of Assumption Bank employees will be counted for vesting and eligibility purposes (including eligibility for early retirement benefits under the ArgentBank Pension Plan) under all applicable ArgentBank employee benefit plans to the extent permitted by applicable law. Any Assumption Bank employee who, immediately prior to the Effective Date, is covered by or is a participant in an Assumption Bank employee benefit plan listed on
Schedule 7.17(c) hereto, shall, at the Effective Date, be covered by or participate in the comparable ArgentBank employee benefit plan if a comparable plan otherwise is maintained by ArgentBank and if the eligibility requirements of the ArgentBank plan are met.

          (d) Each of ABI and Assumption Bank shall notify its respective employees of the terms of this Agreement as it affects and/or relates to them and for complying with any applicable laws regarding such notices.

     7.18 FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Effective Date any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary or desirable action.

     7.19 MUTUAL COVENANT OF BEST EFFORTS AND GOOD FAITH. The Parties mutually covenant and agree with each other that they will use their best efforts to consummate the transactions herein contemplated and that they will act and deal with each other in good faith as to this Agreement and all matters arising from or related to it.

     7.20 PRESS RELEASES. ABI and ArgentBank shall consult with each other as to the form and substance of any press release related to this Agreement or the transactions contemplated hereby, and shall consult each other as to the form and substance of other public disclosures related thereto, provided, however, that nothing contained herein shall prohibit either party, following notification to the other, from making any disclosures which its counsel deems necessary to conform with requirements of law or the rules of the National Association of Securities Dealers Automated Quotation System.

     7.21 CONSENT OF ARGENTBANK. To the extent that any member of the ABI Consolidated Group is required to obtain the written consent of a representative of ArgentBank prior to taking any action, such request shall be made in writing and ArgentBank shall provide a prompt written response to such written request for consent, provided, however, any such written response required pursuant to Section 7.1(g) shall be provided within seven days of receipt by ArgentBank of such written request. Any failure to provide a prompt written response shall be deemed to evidence the consent of ArgentBank to the action that is the subject of the written request for consent.


                            ARTICLE 8
                      CONDITIONS TO CLOSING

     8.1  CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE
MERGERS. The respective obligation of each party to effect the Mergers shall be subject to the following conditions at or prior to the Closing:

          (a) SHAREHOLDER APPROVAL. This Agreement and the Merger Agreements shall have been approved by the requisite vote of the holders of the outstanding shares of ABI, Assumption Bank and AgentBank Common Stock.

          (b) REGULATORY APPROVALS. All statutory requirements for the valid consummation of the transactions contemplated by this Agreement shall have been fulfilled, including the passage of any waiting period; all appropriate orders, consents and approvals from all regulatory agencies and other governmental authorities whose order, consent or approval is required by law for the consummation of the transactions contemplated by this Agreement shall have been received; and the terms of all requisite orders, consents and approvals shall then permit the effectuation of the transactions contemplated by this Agreement without the imposition of any material conditions with respect thereto except for any such conditions that are acceptable to ArgentBank, subject to the provisions of Section 10.10 hereof.

          (c) REGISTRATION STATEMENT. The Registration Statement shall have been declared effective and shall not be subject to a stop order or any threatened stop order, and all state securities and blue sky permits or approvals required to consummate the transactions contemplated by this Agreement shall have been received.

          (d) NO RESTRAINING ACTION. No action or proceeding shall have been threatened or instituted before a court or other governmental body to restrain or prohibit the transactions contemplated by the Merger Agreements or this Agreement or to obtain damages or other relief in connection with the execution of such agreements or the consummation of the transactions contemplated hereby or thereby.

          (e) TAX OPINION. ArgentBank and Assumption Bank shall have received an opinion of Watkins Ludlam & Stennis, P.A.
substantially to the effect set forth in Exhibit F hereto.

     8.2  ADDITIONAL CONDITIONS TO OBLIGATIONS OF ABI AND
ASSUMPTION BANK TO EFFECT THE MERGERS. The obligations of ABI and Assumption Bank to effect the Mergers shall be subject to the following additional conditions at or prior to the Closing:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of ArgentBank set forth in this Agreement shall be true and correct in all material respects (except to the extent such representation or warranty is qualified by materiality in which case such representation or warranty shall be true and correct) as of the date of this Agreement and as of the Closing as though made at and as of the Closing, except as otherwise contemplated by this Agreement or consented to in writing by ABI.

          (b) PERFORMANCE OF OBLIGATIONS. ArgentBank shall have performed in all material respects all obligations and complied with all covenants required by it under this Agreement prior to the Closing and ArgentBank shall deliver at Closing appropriate certificates setting forth such.

          (c) NO MATERIAL ADVERSE CHANGE. There shall not have occurred any material adverse change from the date of this Agreement to the Closing Date in the financial condition, results of operations or business of ArgentBank and its subsidiaries taken as a whole.

          (d) FAIRNESS OPINION. ABI and Assumption Bank shall have received a letter from Chaffe & Associates, Inc., or another financial advisor selected by Assumption Bank, dated within five
(5) days of the date of the mailing of the Proxy Statement to its shareholders to the effect that the terms of the Mergers are fair to its shareholders from a financial point of view.

          (e)  LEGAL OPINION.  An opinion of Watkins Ludlam &
Stennis, P.A., counsel to ArgentBank, shall be delivered to ABI dated the Closing Date and in form and substance reasonably satisfactory to ABI and its counsel to the effect that:

               i. ArgentBank is a Louisiana banking corporation, duly organized and validly existing and in good standing under the laws of the State of Louisiana, and has corporate authority to own, lease and operate its properties and to carry on its business as presently conducted by it;

               ii. ArgentBank has corporate authority to make, execute and deliver this Agreement, it has been duly authorized and approved by all necessary corporate action of ArgentBank and has been duly executed and delivered and is as of the Closing Date enforceable against it, subject, however, to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally and to the availability of equitable remedies in general;

               iii. All required regulatory approvals have been obtained;

               iv. To such counsel's knowledge after inquiry, there is no litigation or proceeding pending or threatened against ArgentBank relating to the participation in or consummation of this Agreement by ArgentBank and consummation will not violate the charter or bylaws of ArgentBank or any material contract or agreement to which it is a party;

               v. All shares of ArgentBank Common Stock to be issued pursuant to the Mergers have been duly authorized and, when issued pursuant to the Merger Agreements, will be validly and legally issued, fully paid and non-assessable and will be, at the time of their delivery, free and clear of all liens, claims, and encumbrances, preemptive or similar rights (except as provided in Section 262 of the Banking Laws).

               vi.  The Registration Statement has become
effective, and to such counsel's knowledge, no stop order suspending its effectiveness has been issued nor have any proceedings for that purpose been instituted;

               vii. The Registration Statement and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement which are not filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial or statistical data contained in or omitted from the Registration Statement or the Proxy Statement; and

               viii. Such counsel has participated in several conferences with representatives of the parties of this Agreement and their respective accountants and counsel in connection with the preparation of the Registration Statement and the Proxy Statement to be filed in connection with the transactions contemplated by this Agreement and have considered the matters required to be stated therein and the statements contained therein, and based on the foregoing (in certain circumstances relying as to materiality on the opinions of officers and representatives of the parties to this Agreement) nothing has come to the attention of such counsel that would lead them to believe that such Registration Statement or the Proxy Statement, as amended or supplemented if it has been amended or supplemented, at the time it became effective and as amended or supplemented, (in the case of the Registration Statement) or at the time distributed to shareholders (in the case of the Proxy Statement), contained any untrue statement of a material fact or omitted a material fact required to be stated therein or necessary to make the statements therein not misleading (except in each such case for the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered).

    As to matters of fact, counsel to ArgentBank may rely, to the extent they deem appropriate, upon certificates of officers of ArgentBank, provided, such certificates are delivered to ABI and Assumption Bank prior to the Closing Date or attached to the opinion of counsel.

    (f) DIRECTOR ACTIONS. ArgentBank's directors shall have unanimously voted as directors in favor of this Agreement and the Bank Merger Agreement, and unanimously recommended to its shareholders the approval of this Agreement and the Bank Merger Agreement and the transactions contemplated hereby and such other matters as may have been submitted to its shareholders in connection with this Agreement.

    8.3  ADDITIONAL CONDITIONS TO OBLIGATIONS OF ARGENTBANK TO
EFFECT THE BANK MERGER. The obligations of ArgentBank to effect the Bank Merger shall be subject to the following additional conditions at or prior to the Closing:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of ABI and Assumption Bank set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement (except to the extent such representation or warranty is qualified by materiality in which case such representation or warranty shall be true and correct) and as of the Closing as though made at and as of the Closing, except as otherwise contemplated by this Agreement or consented to in writing by ArgentBank.

         (b) PERFORMANCE OF OBLIGATIONS. ABI and Assumption Bank shall have performed in all material respects all obligations and complied with all covenants required by it under this Agreement prior to the Closing and ABI shall deliver at Closing appropriate certificates setting forth such.

         (c) NO MATERIAL ADVERSE CHANGE. There shall not have occurred any material adverse change from the date of this Agreement to the Closing Date in the financial condition, results of operations or business of ABI and its subsidiaries taken as a whole.

         (d)  LEGAL OPINION.  An Opinion of Jones, Walker,
Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel to ABI and Assumption Bank, shall be delivered to ArgentBank dated the Closing Date, and in form and substance reasonably satisfactory to ArgentBank to the effect that:

              i. ABI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Louisiana, and has corporate authority to own, lease and operate its properties and to carry on its business as presently conducted by it;

              ii.  Assumption Bank is a Louisiana banking
corporation, duly organized and validly existing and in good standing under the laws of the State of Louisiana, and has corporate authority to own, lease and operate its properties and to carry on its business as presently conducted by it;

              iii. ABI and Assumption Bank have corporate authority to make, execute and deliver this Agreement, it has been duly authorized and approved by all necessary corporate action of ABI and Assumption Bank and has been duly executed and delivered and is as of the Closing Date enforceable against each of them, subject, however, to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally and to the availability of equitable remedies in general;

              iv. To such counsel's knowledge after inquiry, there is no litigation or proceeding pending or threatened against ABI or Assumption Bank relating to the participation in or consummation of this Agreement by ABI or Assumption Bank and consummation will not violate the charter or bylaws of ABI or Assumption Bank or any material contract or agreement to which either of them is a party;

              v. Such counsel has participated in several conferences with representatives of the parties of this Agreement and their respective accountants and counsel in connection with the preparation of the Registration Statement and the Proxy Statement to be filed in connection with the transactions contemplated by this Agreement and have considered the matters required to be stated therein and the statements contained therein, and based on the foregoing (in certain circumstances relying as to materiality on the opinions of officers and representatives of the parties to this Agreement) nothing has come to the attention of such counsel that would lead them to believe that such Registration Statement or the Proxy Statement, as amended or supplemented if it has been amended or supplemented, at the time it became effective and as amended or supplemented, (in the case of the Registration Statement) or at the time distributed to shareholders (in the case of the Proxy Statement), contained any untrue statement of a material fact or omitted a material fact required to be stated therein or necessary to make the statements therein not misleading (except in each such case for the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered).

    As to matters of fact, counsel to ABI and Assumption Bank may rely, to the extent they deem appropriate, upon certificates of officers of ABI and Assumption Bank, provided, such certificates are delivered to ArgentBank prior to the Closing Date or attached to the opinion of counsel.

    (e) Director Actions. ABI's directors shall have, subject to the provisions of Section 7.7 hereof, unanimously voted as directors in favor of approving this Agreement and the Merger Agreements, and unanimously recommended to the ABI shareholders the approval of this Agreement, the Merger Agreements and the transactions contemplated hereby and such other matters as may have been submitted to the shareholders in connection with this Agreement. A majority of ABI's Board of Directors shall also have voted the shares of ABI Common Stock held by them in favor of this Agreement and the Merger Agreements, and shall not have intentionally, openly and publicly undertaken or participated in any concerted overt efforts against the transactions contemplated hereby.

                            ARTICLE 9
                           TERMINATION

    9.1 TERMINATION. This Agreement may be terminated, either before or after approval by the shareholders of ABI, Assumption
Bank and AgentBank as follows:

         (a) MUTUAL CONSENT. At any time on or prior to the Effective Date, by the mutual consent in writing of a majority of the members of each of the Board of Directors of the Parties hereto;

         (b) EXPIRATION OF TIME. By the Board of Directors of ArgentBank in writing or by the Board of Directors of ABI in writing, if the Mergers shall have not become effective on or before June 30, 1997, unless the absence of such occurrence shall be due to the failure of the Party seeking to terminate this Agreement to perform each of its obligations under this Agreement required to be performed by it on or prior to the Effective Date;

         (c) BREACH OF REPRESENTATION, WARRANTY OR COVENANT. By either Party hereto, in the event of a breach by the other Party
(a) of any covenant or agreement contained herein or (b) of any representation or warranty herein, if (i) the facts constituting such breach reflect a material and adverse change in the financial condition, results of operations, business, or prospects taken as a whole, of the breaching Party, which in either case cannot be or is not cured within 60 days after written notice of such breach is given to the Party committing such breach, or (ii) in the event of a breach of a warranty or covenant, such breach results in a material increase in the cost of the non-breaching Party's performance of this Agreement.

         (d) REGULATORY APPROVAL. By either Party hereto, at any time after the FRB, FDIC, or OFI has denied any application for any approval or clearance required to be obtained as a condition to the consummation of the Mergers or imposed any condition for the approval thereof not acceptable to ArgentBank as provided in
Section 8.1(b) hereof and the time-period for all appeals or requests for reconsideration thereof has run, or if a United States District Court shall rule upon application of the Department of Justice after a full trial on the merits or a decision on the merits based on a stipulation of facts that the transactions contemplated by this Agreement violate the antitrust laws of the United States.

         (e) SHAREHOLDER APPROVAL. By either Party hereto, if this Agreement and the Merger Agreements are not approved by the required vote of shareholders of ABI, Assumption Bank or ArgentBank.

         (f) DISSENTERS. By ArgentBank, if holders of ten percent (10%) or more of the outstanding ABI Common Stock exercise statutory rights of dissent and appraisal in connection with the approval of this Agreement and the Merger Agreements.

         (g)  PRICE OF ARGENTBANK COMMON STOCK.

              (i) By ABI or Assumption Bank, if the Average Market Price of ArgentBank Common Stock on the Effective Date, exceeds $23.00; or

              (ii) By ArgentBank, if the Average Market Price of
         ArgentBank Common Stock on the Effective Date, is less than $15.00.

         (h) FIDUCIARY OUT. By ABI's Board of Directors in accordance with Section 7.7 hereof upon payment of the expenses referenced in Section 10.10(b) hereof.

    9.2 EFFECT OF TERMINATION. In the event of termination of this Agreement by any party as provided above, the Merger Agreements shall also terminate and this Agreement, and the Merger Agreements shall forthwith become void and except as provided in Sections 7.6(b), 7.10(b), 7.11(d) and 10.10 hereof, there shall be no further liability on the part of any party hereto or any of their respective officers or directors.

                            ARTICLE 10
                          MISCELLANEOUS

    10.1 ENTIRE AGREEMENT. This Agreement embodies the entire understanding of the Parties in relation to the subject matter herein and supersede all prior understandings or agreements, oral or written, between the Parties hereto.

    10.2 NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties in this Agreement shall survive the Effective Date, or the earlier termination of this Agreement pursuant to Article 9 hereof. Except as provided in Section 10.10 hereof, each party hereby agrees that its sole right and remedy with respect to any breach of a representation or a warranty by the other party shall be to not consummate the transactions described herein if such breach results in the nonsatisfaction of a condition set forth in Section 8.2 or 8.3 hereof, provided, however, that the foregoing shall not be deemed a waiver of any claim for intentional misrepresentation or fraud.

    10.3 HEADINGS. The headings and subheadings in this Agreement, except the terms identified for definition in Article 1 and elsewhere in this Agreement, are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

    10.4 DUPLICATE ORIGINALS. This Agreement may be executed in any number of duplicate originals, any one of which when fully executed by all Parties shall be deemed to be an original without having to account for the other originals.

    10.5 GOVERNING LAW. This Agreement and the rights and obligations hereunder shall be governed and construed by the laws of the State of Louisiana.

    10.6 SUCCESSORS: NO THIRD PARTY BENEFICIARIES. All terms and conditions of this Agreement shall be binding on the successors and assigns of ABI and ArgentBank. Except as otherwise specifically provided in this Agreement, nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than ABI and ArgentBank any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions contained herein, it being the intention of the Parties hereto that this Agreement, the obligations and statements of responsibilities hereunder, and all other conditions and provisions hereof are for the sole and exclusive benefit of ABI and ArgentBank and for the benefit of no other person.

    10.7 MODIFICATION; ASSIGNMENT. No amendment or other modification of any part of this Agreement shall be effective except pursuant to a written agreement subscribed by the duly authorized representatives of all of the Parties hereto. After approval of this Agreement by the ABI shareholders, this Agreement may not be amended to change the amount of consideration to be delivered to the ABI shareholders without further approval of such amendment by such shareholders. This Agreement may not be assigned without the express written consent of both Parties.

    10.8 NOTICE. Any notice, request, demand, consent, approval or other communication to any Party hereof shall be effective when received and shall be given in writing, and delivered in person against receipt thereof, or sent by certified mail, postage prepaid or courier service or facsimile at its address set forth below or at such other address as it shall hereafter furnish in writing to the others. All such notices and other communications shall be deemed given on the date received by the addressee or its agent.

                     ABI AND ASSUMPTION BANK
              Assumption Bancshares, Inc.
              110 Franklin Street
              Post Office Box 398
              Napoleonville, Louisiana 70390-0398
              Attn: Joseph H. Montero
              Fax Number: (504) 369-7993

               Copy to: Jones, Walker, Waechter, Poitevent,
                          Carrere & Denegre, L.L.P.
                        201 St. Charles Ave., Suite 5100
                        New Orleans, Louisiana 70170
                        Attn: W. Philip Clinton, Esq.
                        Fax Number: (504) 582-8012

                            ARGENTBANK
               ArgentBank
               203 W. Second Street (70301)
               Post Office Box 819
               Thibodaux, Louisiana 70302-0819
               Attn: Randall E. Howard
               Fax Number: (504) 447-0579

               Copy to: Watkins Ludlam & Stennis, P.A.
                        633 North State Street (39202)
                        P. O. Box 427
                        Jackson, MS 39205-0427
                        Attn: Carl J. Chaney, Esq.
                        Fax Number: (601) 949-4804

     10.9 WAIVER. ABI and ArgentBank may waive their respective rights, powers or privileges under this Agreement; provided that such waiver shall be in writing; and further provided that no failure or delay on the part of ABI or ArgentBank to exercise any right, power or privilege under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege by ABI or ArgentBank under the terms of this Agreement, nor will any such waiver operate or be construed as a future waiver of such right, power or privilege under this Agreement.

     10.10  COSTS, FEES AND EXPENSES.

          (a) Except as set forth below, each Party hereto agrees to pay all costs, fees and expenses which it has incurred in connection with or incidental to the matters contained in this Agreement, including without limitation any fees and disbursements to its accountants, counsel and financial advisors. ArgentBank will be responsible for preparing the applications, regulatory filings and registration and proxy statement necessary to obtain regulatory and shareholder approval of the Mergers and the issuance of the ArgentBank common stock. ABI will be responsible for all costs related to conducting its shareholders' meetings and obtaining its shareholders' approval of the Mergers.

          (b) In recognition of the fact that ArgentBank will bear the bulk of the expense in preparing for regulatory approvals, if the shareholders of ABI or Assumption Bank fail to approve the transaction because of action taken by an officer or director of ABI or Assumption Bank upon opinion of counsel pursuant to Section 7.7, ABI shall pay all reasonable third party out of pocket expenses incurred by ArgentBank in connection with the Mergers.

          (c) In the event that ArgentBank terminates this Agreement pursuant to Section 8.1(b) because of the imposition of a material condition to the approval of the transaction contemplated hereby by any regulatory or governmental authority which requires a divestiture or other antitrust or anticompetitive condition, that is not acceptable to ArgentBank, ArgentBank shall pay all reasonable third party out of pocket expenses incurred by ABI and Assumption Bank in connection with the Mergers.

     10.11 SEVERABILITY. If any provision of this Agreement is invalid or unenforceable then, to the extent possible, all of the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the Parties hereto.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                              ASSUMPTION BANCSHARES, INC.


                              By:
                              Name: JOSEPH H. MONTERO, II
Attest:                       Title:   PRESIDENT & CEO

Harold F. Templet



                              ASSUMPTION BANK & TRUST COMPANY


                              By:
                              Name:  JOSEPH H. MONTERO, II
                              Title:    PRESIDENT & CEO

Attest:
Harold F. Templet





                              ARGENTBANK



                              By:
                              Name:  RANDALL E. HOWARD
                              Title:    PRESIDENT

Attest:

Hugh E. Hamilton
Secretary

                            EXHIBIT A


                     COMPANY MERGER AGREEMENT

     This Company Merger Agreement (the "Company Merger Agreement")
is made and entered into as of the      day of            , 1996,
between Assumption Bank & Trust Company, Napoleonville, Louisiana, a Louisiana state nonmember bank ("Assumption Bank") and Assumption Bancshares, Inc., Napoleonville, Louisiana, a Louisiana corporation ("ABI").

                           WITNESSETH:

     WHEREAS, Assumption Bank and ABI (collectively, the "Constituent Corporations") and their respective Boards of Directors deem it advisable that ABI be merged with and into its wholly-owned subsidiary, Assumption Bank, (the "Company Merger") pursuant to the provisions of the Louisiana Business Corporation
Law (the "LBCL") and the Louisiana Banking Laws (the "Banking Laws") and upon the terms and conditions hereinafter set forth and in the Plan (as hereinafter defined); and

     WHEREAS, the Constituent Corporations and ArgentBank, Thibodaux, Louisiana, a Louisiana state nonmember bank ("ArgentBank") have entered into an Agreement and Plan of Merger dated as of the date hereof (the "Plan") (the defined terms in which are used herein as defined therein) setting forth certain representations, warranties, covenants and conditions relating to the Company Merger and relating to the merger of Assumption Bank into ArgentBank (the "Bank Merger");

     NOW THEREFORE, in consideration of their mutual promises and obligations, the Constituent Corporations hereby make, adopt and approve this Company Merger Agreement and prescribe the terms and conditions of the Company Merger and the mode of carrying the Company Merger into effect as follows:

                           ARTICLE ONE

                        THE COMPANY MERGER

     Upon the terms and subject to the conditions hereinafter set forth, on the Effective Date (as defined in Article Two hereof) ABI shall be merged into Assumption Bank, which shall be the surviving association and the separate existence of ABI shall cease.

                           ARTICLE TWO

                     EFFECTIVE DATE AND TIME

     The Company Merger shall be effective on the date and time specified by the Office of Financial Institutions of the State of Louisiana ("OFI") in a Certificate of Merger or other written record issued by the OFI (such time and date being herein referred to as the "Effective Time" and the "Effective Date", respectively).

                          ARTICLE THREE

              CONVERSION AND CANCELLATION OF SHARES

     On the Effective Date, by virtue of the Company Merger and without any action on the part of the holders thereof, each share of common stock, $5.00 par value, of ABI ("ABI Common Stock") outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of common stock, par value $25.00 per share, of Assumption Bank ("Assumption Bank Common Stock"). All treasury shares of each of ABI and Assumption Bank and all issued and outstanding shares of Assumption Bank Common Stock owned by ABI shall be canceled.

                           ARTICLE FOUR

                    EFFECTS OF COMPANY MERGER

     The Company Merger shall have the effects set forth in Section 115 of the LBCL and in Section 355 of the Banking Laws.

                           ARTICLE FIVE

                FILING OF COMPANY MERGER AGREEMENT

     If this Company Merger Agreement is approved by the shareholders of ABI and Assumption Bank, then the fact of such approval shall be certified hereon by the Secretary or Assistant Secretary of the Constituent Corporations, and this Company Merger Agreement, as approved and certified, shall be signed and acknowledged by the President or Vice President of each of the Constituent Corporations. Thereafter, a multiple original of this Company Merger Agreement, so certified, signed and acknowledged, shall be delivered to the Louisiana Secretary of State and the OFI for filing and recordation in the manner required by law and thereafter, as soon as practicable (but not later than the time required by law), a copy of the Certificate of Merger issued by the Louisiana Secretary of State shall be filed for record in the office of the recorder of mortgages for the parishes of Lafourche and Assumption and shall also be recorded in the conveyance records for the parishes of Lafourche and Assumption and any other parish in which any of the Constituent Corporations owns real property on the Effective Date of the Company Merger, and a copy of the OFI Certificate of Merger along with a multiple original of this Company Merger Agreement shall be filed for record with the Louisiana Secretary of State and in the office of the recorder of mortgages for the parishes of Lafourche and Assumption.

                           ARTICLE SIX

                          MISCELLANEOUS

     The obligations of the Constituent Corporations to effect the Company Merger shall be subject to all of the terms and conditions of the Plan. At any time prior to the Effective Date, this Company Merger Agreement may be terminated pursuant to the terms and provisions of the Plan.

     IN WITNESS WHEREOF, this Company Merger Agreement is signed by a majority of the Directors of each of the Constituent Corporations as of the day first above written.

ASSUMPTION BANCSHARES, INC.
By a Majority of its Board of Directors
F. N. Carrier, Jr.
Ridley J. Gros, Phd.
Leonard C. Guedry, Jr.
Robert J. Tregre
Patrick E. Cancienne, Sr.
Joseph H. Montero
Clarence J. Savoie, II
Stanley S. Sternfels
Nelson A. Cox, Sr. M.D.
Felix H. Savoie, Jr.
Nicess P. Templet
Risley C. Triche


(consisting of a majority of its Directors)



ASSUMPTION BANK & TRUST COMPANY
By a Majority of its Board of Directors
F. N. Carrier, Jr.
Ridley J. Gros, Phd.
Leonard C. Guedry, Jr.
Robert J. Tregre
Patrick E. Cancienne, Sr.
Joseph H. Montero, II
Clarence J. Savoie, II
Stanley S. Sternfels
Nelson A. Cox, Sr. M.D.
Felix H. Savoie, Jr.
Nicess P. Templet
Risley C. Triche


(consisting of a majority of its Directors)

                         AMENDMENT NO. 1
                                TO
                      BANK MERGER AGREEMENT
                          BY AND BETWEEN

                            ARGENTBANK

                               AND

                 ASSUMPTION BANK & TRUST COMPANY


     This Amendment No. 1 to that certain Bank Merger Agreement
("Agreement") dated as of November 20, 1996, by and between ASSUMPTION BANK & TRUST COMPANY, Napoleonville, Louisiana, a
Louisiana state nonmember bank ("Assumption Bank"), and ARGENTBANK, Thibodaux, Louisiana, a Louisiana state nonmember bank
("ArgentBank"), is entered into as of the 19th day of March, 1997.

                       W I T N E S S E T H:

     In consideration of the premises, and the covenants contained herein, Assumption Bank and ArgentBank hereby make, adopt and approve this Amendment No. 1 to the Agreement and hereby agree as follows:

1.   In ARTICLE THREE (a)(i) of the Bank Merger Agreement at page
     2 the words "American Stock Exchange" shall be substituted in lieu of "NASDAQ Stock Market".

2. Except as expressly amended hereby, the Agreement is and shall continue to be in full force and effect in all respects.

     IN WITNESS WHEREOF, ArgentBank and Assumption Bank have caused this Amendment No. 1 to the Agreement to be executed in counterparts by their respective duly authorized officers and their corporate seals to be hereunto affixed as of the date first abovewritten.

                              ARGENTBANK




                              BY:
                                  /s/ RANDALL E. HOWARD, President


ATTEST:


/s/ Hugh E. Hamilton
__________________________________

Title: Secretary

                              ASSUMPTION BANK & TRUST COMPANY




                              BY:
                              /s/    JOSEPH H. MONTERO, II, President
                              & CEO


ATTEST:

/s/ Harold F. Templet
____________________________________

Title: Secretary

                         AMENDMENT NO. 1
                                TO
                   AGREEMENT AND PLAN OF MERGER
                           BY AND AMONG

                            ARGENTBANK

                               AND

                   ASSUMPTION BANCSHARES, INC.
                               AND
                 ASSUMPTION BANK & TRUST COMPANY


     This Amendment No. 1 to that certain Agreement and Plan of Merger ("Agreement") dated as of November 20, 1996, by and among ASSUMPTION BANCSHARES, INC., Napoleonville, Louisiana, a Louisiana corporation ("ABI"), ASSUMPTION BANK & TRUST COMPANY, Napoleonville, Louisiana, a Louisiana state nonmember bank ("Assumption Bank"), and ARGENTBANK, Thibodaux, Louisiana, a Louisiana state nonmember bank ("ArgentBank"), is entered into as of the 19th day of March, 1997.


                       W I T N E S S E T H:

     In consideration of the premises, and the covenants contained herein, ABI, Assumption Bank and ArgentBank hereby make, adopt and approve this Amendment to the Agreement and hereby agree as follows:


1.   In Section 3.2(a)(i) of ARTICLE 3 the words "American Stock
     Exchange" shall be substituted in lieu of "NASDAQ Stock
     Market".

2. In Section 6.11 of ARTICLE 6 at page 17 the words "a simple majority vote of the shareholders" shall be substituted in lieu of "at least two-thirds of the voting power present".

3.   In ARTICLE THREE (a)(i) of Exhibit B at page B-2 the words
     "American Stock Exchange" shall be substituted in lieu of "NASDAQ Stock Market".

4. Except as expressly amended hereby, the Agreement is and shall continue to be in full force and effect in all respects.


     IN WITNESS WHEREOF, ArgentBank, Assumption Bank and ABI have caused this Amendment No. 1 to the Agreement to be executed in counterparts by their respective duly authorized officers and their corporate seals to be hereunto affixed as of the date first abovewritten.

                              ARGENTBANK



                              BY:
                                  /s/  RANDALL E. HOWARD, President
ATTEST:


/s/ Hugh E. Hamilton
__________________________________

Title: Secretary

                              ASSUMPTION BANK & TRUST COMPANY



                              BY:
                               /s/   JOSEPH H. MONTERO, II, President
                              & CEO
ATTEST:

/s/ Harold F. Templet
____________________________________

Title: Secretary


                              ASSUMPTION BANCSHARES, INC.



                              BY:
                                 /s/ JOSEPH H. MONTERO, II, President
                              & CEO
ATTEST:

/s/ Harold F. Templet

____________________________________

Title:   Secretary
APPENDIX B FAIRNESS OPINION OF CHAFFE & ASSOCIATES

DRAFT - FOR DISCUSSION ONLY



April    , 1997


The Board of Directors
Assumption Bancshares, Inc.
110 Franklin Street
P. O. Box 398
Napoleonville, LA  70390

Gentlemen:

     We understand that Assumption Bancshares, Inc. ("ABI") and its wholly-owned subsidiary, Assumption Bank and Trust Company ("Assumption Bank"), on the one hand, and ArgentBank ("ArgentBank"), on the other hand, have entered into an Merger Agreement and Plan of Merger by and among these parties, dated as of November 20, 1996 (the "Merger Agreement") which provides, among other things, for the merger of ABI into Assumption Bank ("Company Merger") and the merger of Assumption Bank into ArgentBank ("Bank Merger"). Pursuant to the Merger Agreement and subject to certain possible adjustments, each share of common stock, par value $25.00 per share, of Assumption Bank ("Assumption Bank Common Stock") outstanding immediately following the Company Merger and the exchange of each share of ABI common stock for one share of Assumption Bank Common Stock shall, in accordance with the election made or deemed to have been made by the holder, be converted into (i) that number of shares of common stock, $.10 par value per share, of ArgentBank ("ArgentBank Common Stock") equal to (x) $21.5 million (the "Aggregate Merger Consideration Value") dividend by the average of the closing sale prices of a share of ArgentBank Common Stock on the American Stock Exchange (the "AMEX") for the forty days on which the AMEX is open for trading preceding the fifth trading day immediately prior to the Effective Date (the "Average Market Price"), divided by (y) the number of outstanding shares of Assumption Bank Common Stock immediately following the Company Merger; or (ii) the right to receive $134.75 in cash (the "Cash Payment") ((i) and (ii) together, the "Merger Consideration"); provided that, any holder of 15 or fewer shares of Assumption Bank Common Stock ("De minimis Holdings") shall only be entitled to receive a Cash Payment for such shares, and holders of shares of Assumption Bank Common Stock as to which dissenter's rights have been perfected and not withdrawn or otherwise forfeited ("Dissenting Shares") shall not receive any shares of ArgentBank Common Stock for such shares, but shall instead be deemed to have made an election to receive Cash Payments for all of such shares. The total Cash Payments (including (i) the Cash Payments that holders of Assumption Bank Common Stock have elected, or have been deemed to have elected, (ii) the Cash Payments that have been made in exchange for De minimis Holdings, (iii) the amount of cash paid in lieu of fractional shares, and (iv) the amount of cash paid to Dissenting Shares)("Total Cash Payments") shall be limited to a maximum of $10,535,000 (the "Maximum Cash Number") and a minimum of $7,525,000 (the "Minimum Cash Number"). The Merger Consideration may be adjusted in accordance with the formulas set forth in the Merger Agreement to ensure that Total Cash Payments are not more than Maximum Cash Number nor less than Minimum Cash Number. The terms and conditions of the proposed transaction and the Merger Consideration are more fully described in the Merger Agreement.

     You have asked our opinion as to whether the Merger
Consideration is fair, from a financial point of view, to the stockholders of ABI.

     Chaffe & Associates, Inc. ("Chaffe"), through its experience in the securities industry, investment analysis and appraisal, and in related corporate finance and investment banking activities, including mergers and acquisitions, corporate recapitalization, and valuations for estate, corporate and other purposes states that it is competent to provide an opinion as to the fairness of the Merger Consideration contemplated herein. Neither Chaffe nor any of its officers or employees has an interest in ABI or ArgentBank Common Stocks. The fee received for the preparation and delivery of this opinion is not dependent or contingent upon any transaction.

     In connection with rendering its opinion, Chaffe, among other things: (i) reviewed ABI and ArgentBank's draft Joint Proxy Statement/Prospectus for this proposed transaction as of April XX, 1997, in substantially the same form to be sent to stockholders, including a copy of the Merger Agreement; (ii) reviewed and analyzed certain publicly-available financial statements and other information of ABI and ArgentBank, respectively; (iii) reviewed and analyzed certain internal financial statements and other financial and operating data concerning ABI, prepared by the management of ABI, including budget projections; (iv) discussed the past and current operations and financial condition, and the prospects of ABI and ArgentBank with senior executives of ABI and ArgentBank, respectively; (v) reviewed the historical prices and trading volumes of the shares of ArgentBank Common Stock and ABI Common Stock; (vi) compared the financial performance of ABI and ArgentBank, and the prices and trading activity of the ABI Common Stock and ArgentBank Common Stock, with that of certain other comparable publicly-traded companies and their securities; (vii) reviewed the financial terms of business combinations in the commercial banking industry specifically and other industries generally, which Chaffe deemed generally comparable to the proposed transaction; (viii) considered a number of valuation methodologies, including among others, those that incorporate book value, deposit base premium and capitalization of earnings, and (ix) performed such other studies and analyses as we deemed appropriate to this opinion.

     In its review, Chaffe relied, without independent verification, upon the accuracy and completeness of the historical and projected financial information, and all other information reviewed by it for purposes of its opinion. Chaffe did not make or obtained an independent review of ABI's or ArgentBank's assets or liabilities, nor was Chaffe furnished with any such appraisals. Chaffe relied solely on ABI and ArgentBank for information as to the adequacy of their respective loan loss reserves and values of other real estate owned. With respect to ABI's projected financial results, Chaffe has assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgements of the management of ABI of future financial performance of ABI. This opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date hereof. Chaffe expressed no opinion on the tax consequences of the proposed transaction or the effect of any tax consequences on the value to be received by the holders of ABI Common Stock.

     Based upon and subject to the foregoing and based upon such other matters as we considered relevant, it is our opinion on the date hereof that the Merger Consideration is fair, from a financial point of view, to the holders of ABI Common Stock.

Very truly yours,

CHAFFE & ASSOCIATES, INC.



GFGL:mb

APPENDIX C FAIRNESS OPINION OF CHASE SECURITIES INC.

                          April 18, 1997








Board of Directors
ArgentBank
203 West Second Street
Thibodeaux, LA  70301

Members of the Board:

     You have informed us that ArgentBank ("ArgentBank") and Assumption Bank & Trust Company ("Assumption Bank") have entered into an Agreement and Plan of Merger dated as of November 20, 1996 (the "Merger Agreement"), which provides, among other things, for the acquisition by ArgentBank of all the outstanding shares of Common Stock, par value $25.00 per share, of Assumption Bank ("Assumption Bank Common Stock") for $134.375 per share (the "Consideration") in cash and ArgentBank stock, par value $0.10 per share to be followed by the merger of Assumption Bank with and into ArgentBank (the "Merger"). Based upon 160,000 outstanding shares of Assumption Bank Common Stock, the aggregate Consideration to be paid to Assumption Bank stockholders is $21.5 million. The aggregate cash payment amount shall be limited to a maximum of $10.535 million and a minimum of $7.525 million. The number of shares of ArgentBank Common Stock issued to Assumption Bank stockholders shall be determined by the aggregate stock payment amount divided by the average of the closing price of ArgentBank Common Stock for the forty days the stock market is open for trading preceding the fifth trading day immediately prior to the closing of the Merger. The terms and conditions of the Merger are more fully described in the Merger Agreement.

     You have requested that we render our opinion as to the fairness from a financial point of view to the stockholders of ArgentBank of the Consideration to be paid in the Merger.

     In arriving at the opinion set forth below, we have, among other things:

(a) reviewed the Merger Agreement;

     (b) reviewed certain publicly available business and financial information that we deemed relevant relating to ArgentBank, Assumption Bank and the banking industry in which they operate,

     ArgentBank
     April l8, 1997
     Page 2

     (c) reviewed certain internal non-public financial and operating data provided to us by or on behalf of the management of ArgentBank relating to ArgentBank and Assumption Bank, including management forecasts and projections of financial results of ArgentBank and Assumption Bank through the fiscal years ending December 31, 1997, December 31, 1998 and December 31, 1999;

     (d) discussed with members of management of ArgentBank, ArgentBank's and Assumption Bank's operations, historical financial statements and future prospects, before and after giving effect to the Merger, as well as ArgentBank's view of the business, operational and strategic benefits and other consequences of the Merger;

     (e) compared the financial and operating performance of Assumption Bank with publicly available information concerning certain other companies we deemed comparable and reviewed the relevant historical stock prices and trading volumes of such other companies;

     (f) reviewed the financial terms of certain recent business combinations and acquisition transactions we deemed comparable to the Merger; and

     (g) made such other analyses and examinations as we have deemed necessary or appropriate.

     In rendering this opinion, we assumed and relied upon, without assuming any responsibility for verification, the accuracy and completeness of all of the financial and other information provided to, discussed with, or reviewed by or for us, or publicly available for purposes of this opinion, and have further relied upon the assurances of both of the management of ArgentBank and Assumption Bank that they are not aware of any facts that would make such information inaccurate or misleading. We have assumed that under generally accepted accounting principles the Merger will be accounted for under purchase accounting. We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities of either ArgentBank or Assumption Bank, nor have we conducted a physical inspection of the properties and facilities of ArgentBank and Assumption Bank. We have assumed that the financial forecasts and projections prepared by ArgentBank and Assumption Bank have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of ArgentBank ArgentBank
April 18, 1997
Page 3

and Assumption Bank as to the future financial performance of ArgentBank and Assumption Bank. We express no view as to such forecasts or projections or the assumptions on which they were based.

     Our opinion herein is necessarily based on market, economic and other conditions as they exist and can be evaluated, and the information made available to us, as of the date of this letter. We disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion that may come or be brought to our attention after the date hereof.

     Our opinion is limited to the fairness from a financial point of view to the stockholders of ArgentBank of the Consideration to be paid in the Merger. We were not asked to consider and our opinion does not address the relative merits of the proposed Merger as compared to any alternative business strategies that might exist for ArgentBank or the effect of any other transactions in which ArgentBank might engage. Our opinion is directed to the Board of Directors of ArgentBank, and it does not constitute a recommendation to any ArgentBank stockholder as to how such stockholder should vote with respect to the Merger.

     We have acted as financial advisor to ArgentBank in connection with the Merger and will receive a fee for our services, including for rendering this opinion, payment of a significant portion of which is contingent on the consummation of the Merger. In addition, ArgentBank has agreed to indemnify us for certain liabilities arising out of our engagement. The Chase Manhattan Corporation and its affiliates, including Texas Commerce Bank and Chase Securities Inc., in the ordinary course of business, have from time to time provided, and in the future may continue to provide, commercial and investment banking services to ArgentBank. In the ordinary course of business, we or our affiliates may actively trade in the debt and equity securities of ArgentBank for our own accounts and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

     Based upon and subject to the foregoing, we are of the opinion, as of the date hereof, that the Consideration to be paid in the Merger is fair from a financial point of view to the stockholders of ArgentBank.

     It is understood that (i) this opinion is for the use and benefit of the Board of Directors of ArgentBank in connection with its consideration of the Merger, and (ii) ArgentBank will not furnish this opinion or any other material prepared by Chase

ArgentBank
April 18, 1997
Page 4

Securities Inc. to any other person or persons or use or refer to this opinion for any other purpose without the prior written consent of Chase Securities Inc., provided, however, that ArgentBank may publish this opinion in its entirety in the Proxy Statement or in similar documents distributed to its stockholders in connection with the Merger, subject to our prior written approval of any summary of, excerpt from or reference to this opinion.

                               Very truly yours,
                               CHASE SECURITIES INC.

                            APPENDIX D

       PROVISIONS OF THE LOUISIANA BUSINESS CORPORATION LAW
          RELATING TO RIGHTS OF DISSENTING SHAREHOLDERS

            (EXTRACT FROM LOUISIANA REVISED STATUTES,
                     TITLE 12, SECTION 131)

     A. Except as provided in subsection B of this section, if a corporation has, by vote of its shareholders, authorized a sale, lease or exchange of all of its assets, or has, by vote of its shareholders, become a party to a merger or consolidation, then, unless such authorization or action shall have been given or approved by at least eighty percent of the total voting power, a shareholder who voted against such corporate action shall have the right to dissent. If a corporation has become a party to a merger pursuant to R.S. 12:112(H), the shareholders of any subsidiaries party to the merger shall have the right to dissent without regard to the proportion of the voting power which approved the merger and despite the fact that the merger was not approved by vote of the shareholders of any of the corporations involved.

     B. The right to dissent provided by this Section shall not exist in the case of:

          (1) A sale pursuant to an order of a court having jurisdiction in the premises.

          (2) A sale for cash on terms requiring distribution of all or substantially all of net proceeds to the shareholders in accordance with their respective interests within one year after the date of the sale.

          (3) Shareholders holding shares of any class of stock which, at the record date fixed to determine shareholders entitled to receive notice of and to vote at the meeting of shareholders at which a merger or consolidation was acted on, were listed on a national securities exchange, unless the articles of the corporation issuing such stock provide otherwise or the shares of such shareholders were not converted by the merger or consolidation solely into shares of the surviving or new corporation.

     C. Except as provided in the last sentence of this subsection, any shareholder electing to exercise such right of dissent shall file with the corporation, prior to or at the meeting of shareholders at which such proposed corporate action is submitted to a vote, a written objection to such proposed corporate action, and shall vote his shares against such action. If such proposed corporate action be taken by the required vote, but by less than eighty percent of the total voting power, and the merger, consolidation or sale, lease or exchange of assets authorized thereby be effected, the corporation shall promptly thereafter give written notice thereof, by registered mail, to each shareholder who filed such written objection to, and voted his shares against, such action, at such shareholder's last address on the corporation's records. Each such shareholder may, within twenty days after the mailing of such notice to him, but not thereafter, file with the corporation a demand in writing for the fair cash value of his shares as of the day before such vote was taken; provided that he state in such demand the value demanded, and a post office address to which the reply of the corporation may be sent, and at the same time deposit in escrow in a chartered bank or trust company located in the parish of the registered office of the corporation, the certificates representing his shares, duly endorsed and transferred to the corporation upon the sole condition that said certificates shall be delivered to the corporation upon payment of the value of the shares determined in accordance with the provisions of this section. With his demand the shareholder shall deliver to the corporation, the written acknowledgment of such bank or trust company that it so holds his certificates of stock. Unless the objection, demand and acknowledgment aforesaid be made and delivered by the shareholder within the period above limited, he shall conclusively be presumed to have acquiesced in the corporate action proposed or taken. In the case of a merger pursuant to R.S. 12:112(H), the dissenting shareholder need not file an objection with the corporation nor vote against the merger, but need only file with the corporation, within twenty days after a copy of the merger certificate was mailed to him, a demand in writing for the cash value of his shares as of the day before the certificate was filed with the secretary of state, state in such demand the value demanded and a post office address to which the corporation's reply may be sent, deposit the certificates representing his shares in escrow as hereinabove provided, and deliver to the corporation with his demand the acknowledgment of the escrow bank or trust company as herein-above prescribed.

     D. If the corporation does not agree to the value so stated and demanded, or does not agree that a payment is due, it shall, within twenty days after receipt of such demand and acknowledgment, notify in writing the shareholder, at the designated post office address, of its disagreement, and shall state in such notice the value it will agree to pay if any payment should be held to be due; otherwise it shall be liable for, and shall pay to the dissatisfied shareholder, the value demanded by him for his shares.

     E. In case of disagreement as to such fair cash value, or as to whether any payment is due, after compliance by the parties with the provisions of subsections C and D of this section, the dissatisfied shareholder, within sixty days after receipt of notice in writing of the corporation's disagreement, but not thereafter, may file suit against the corporation, or the merged or consolidated corporation, as the case may be, in the district court of the parish in which the corporation or the merged or consolidated corporation, as the case may be, has its registered office, praying the court to fix and decree the fair cash value of the dissatisfied shareholder's shares as of the day before such corporate action complained of was taken, and the court shall, on such evidence as may be adduced in relation thereto, determine summarily whether any payment is due, and, if so, such cash value, and render judgment accordingly. Any shareholder entitled to file such suit may, within such sixty-day period but not thereafter, intervene as a plaintiff in such suit filed by another shareholder, and recover therein judgment against the corporation for the fair cash value of his shares. No order or decree shall be made by the court staying the proposed corporate action, and any such corporate action may be carried to completion notwithstanding any such suit. Failure of the shareholder to bring suit, or to intervene in such a suit, within sixty days after receipt of notice of disagreement by the corporation shall conclusively bind the shareholder (1) by the corporation's statement that no payment is due, or (2) if the corporation does not contend that no payment is due to accept the value of his shares as fixed by the corporation in its notice of disagreement.

     F. When the fair value of the shares has been agreed upon between the shareholder and the corporation, or when the corporation has become liable for the value demanded by the shareholder because of failure to give notice of disagreement and of the value it will pay, or when the shareholder has become bound to accept the value the corporation agrees is due because of his failure to bring suit within sixty days after receipt of notice of the corporation's disagreement, the action of the shareholder to recover such value must be brought within five years from the date the value was agreed upon, or the liability of the corporation became fixed.

     G. If the corporation or the merged or consolidated corporation, as the case may be, shall, in its notice of disagreement, have offered to pay to the dissatisfied shareholder on demand an amount in cash deemed by it to be the fair cash value of his shares, and if, on the institution of a suit by the dissatisfied shareholder claiming an amount in excess of the amount so offered, the corporation, or the merged or consolidated corporation, as the case may be, shall deposit in the registry of the court, there to remain until the final determination of the cause, the amount so offered, then, if the amount finally awarded such shareholder, exclusive of interest and costs, be more than the amount offered and deposited as aforesaid, the costs of the proceeding shall be taxed against the corporation, or the merged or consolidated corporation, as the case may be; otherwise the costs of the proceeding shall be taxed against the corporation, or the merged or consolidated corporation, as the case may be; otherwise the costs of the proceeding shall be taxed against such shareholder.

     H. Upon filing a demand for the value of his shares, the shareholder shall cease to have any of the rights of a shareholder except the rights accorded by this section. Such a demand may be withdrawn by the shareholder at any time before the corporation gives notice of disagreement, as provided in subsection D of this section. After such notice of disagreement is given, withdrawal of a notice of election shall require the written consent of the corporation. If a notice of election is withdrawn, or the proposed corporate action is abandoned or rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares, his share certificates shall be returned to him (and, on his request, new certificates shall be issued to him in exchange for the old ones endorsed to the corporation), and he shall be reinstated to all his rights as a shareholder as of the filing of his demand for value, including any intervening preemptive rights, and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

                            APPENDIX E

                       AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION
                                OF
                            ARGENTBANK


     ArgentBank, a Louisiana state chartered bank ("ArgentBank"), through its undersigned President and Secretary and by authority of its Board of Directors, hereby certifies that:

     FIRST:    The reinstatement set forth in the SIXTH paragraph
below (the "Restated Articles of Incorporation") accurately copies the articles and all amendments thereto in effect at the date of the restatement without substantive change except as made by the new amendments contained in the restatement, which amendments change the articles by amending Articles IV, V, VI and XI by deleting certain provisions (shown by striking through the text) and adding certain provisions (shown by underlined text) with the new Articles IV, V, VI and XI set forth in the SIXTH paragraph below.

     SECOND:   Each of the amendments has been effected in
conformity with law.

     THIRD:    ArgentBank was incorporated on February 26, 1929.
Its Amended and Restated Articles of Incorporation, accepted and approved by the Commissioner of Financial Institutions, State of
Louisiana, were filed for record on                 , in the
Office of the Secretary of State, State of Louisiana, in Volume
           of Mortgages at Page      , entry     , in the records
of Lafourche Parish, and at the Office of the Secretary of State
of Louisiana, charter number          .

     FOURTH:   At a Special Meeting of shareholders held on
   , 1997, the shareholders of ArgentBank, by vote of the members
present and voting, at which         votes were present or
represented, of which, with respect to the amendment to:

      Article IV,         votes voted "in favor," and
     votes voted "against," and         votes abstained;

     Article V,         votes voted "in favor," and         votes
     voted "against," and         votes abstained;

     Article VI,         votes voted "in favor," and
     votes voted "against," and         votes abstained; and

     Article XI,         votes voted "in favor," and
     votes voted "against," and         votes abstained,

     amended and restated the Articles of Incorporation by amending Articles IV, V, VI and XI by deleting certain provisions
(shown by striking through the text) and adding certain provisions (shown by underlined text) set forth in the SIXTH paragraph below.

     FIFTH:    In accordance with La.R.S. 6:233, this Amendment
and Restatement of Articles has been executed and acknowledged, and shall be filed and recorded in the manner provided for articles of amendment in La. R.S. 6:232 and shall be effective when filed with the Commissioner of Financial Institutions as of the date and, if endorsed hereon, the hour of filing with him.

     SIXTH:    The Restated Articles of Incorporation read in
their entirety as follows:

                           ARTICLE I

     The name of the corporation shall be, ArgentBank. The domicile of this corporation and the place where its principal banking house shall be located and its general business conducted, shall be in the City of Thibodaux, Parish of Lafourche, State of Louisiana. By and under such corporate name it shall have power to sue and be sued; to plead and be impleaded; to appear, answer and prosecute in any and all courts of justice in this state or elsewhere and before any Boards of Commission, by and in its corporate name; to hold, receive, purchase, sell and convey such property, real and personal, or mixed as may be necessary or convenient to carry into effect the objects for which this corporation is organized, as sanctioned by the laws of the State of Louisiana; to make, use, alter and change a corporate seal, which shall be in the shape and form as may be decided by the Board of Directors; to name and appoint such directors, managers, officers, agents, attorneys and employees as may be necessary and proper to administer its affairs, all directors of the corporation to be citizens of the State of Louisiana; to make and ordain as well as to alter and amend at pleasure, in conformity with law, such bylaws, rules and regulations as may be necessary for the management of its affairs; to increase or decrease its capital stock; and generally, for the purpose of its business, to exercise and have all rights, powers and privileges that may be now, or hereafter permitted by law to corporations of this character, including, but not limited to, the power to receive deposits, to borrow and lend money, to accept for payment at a future date drafts drawn upon it by its customers, to issue letters of credit authorizing the holders thereof to draw drafts upon it or its correspondents at sight or on time, to pledge, pawn, hypothecate, discount, endorse, buy and sell promissory notes, bills of exchange and other evidences of indebtedness and generally to do anything and everything needed, necessary, proper or convenient to the objects and purposes of this corporation allowed by law.

                           ARTICLE II

     All citations or other legal process shall be served upon the President, and in the event of his absence from the Parish, or his inability to act, upon a Vice-President, and in the event of the absence or inability of such Vice-President to act, upon the Cashier.


                          ARTICLE III

     The objects and purposes, and the nature of the business of this corporation are hereby declared to be:

     (a) To conduct and carry on a business of banking, savings bank, safe deposits and trust company business, and to do all things and enjoy and exercise all privileges accorded to banks, savings banks and trust companies under the laws of the State of Louisiana.

     (b) To open, establish and operate branch banks within the limits of the State of Louisiana.

     (c) To accept and execute trusts and agencies of any and every description which may be transferred or committed with its consent to it, by any corporation, person or persons, board of body politic, public or private, whatsoever, or by any Court of the State of Louisiana, or of the several States; to be appointed by any person or by any Court, executor, administrator, syndicate, receiver, curator, tutor, trustee or assignees, in the same manner and to the same extent, and under the same conditions as a natural person may be appointed.

     (d) Generally, to do and perform any and all acts, and to exercise and enjoy any and all rights, powers and privileges as may be granted to corporations organized for such purposes.

                            ARTICLE IV

     The Capital Stock of this corporation is hereby fixed at sixteen million (16,000,000) shares with a par value of Ten Cents
($.10) per share.

                            ARTICLE V

     The business of this corporation shall be conducted by, and its management be vested in and exercised by, a Board of Directors, composed of not less than 15 nor more than 25 shareholders, all of whom shall be citizens of the United States and of the State of Louisiana; the said directors shall be elected at a general meeting of the shareholders, to be held each year on a date to be determined by the Board of Directors or in the Bylaws, after the term of office herein fixed. Notice of such meeting shall be given by letter addressed by the Cashier to each shareholder at his last known place of residence and deposited in the mail at least fifteen days immediately preceding said general meeting, and by publication in a newspaper published in the parish of the domicile of this corporation, in three issues thereof just preceding the date of said meeting; said election shall be by ballot and shall be conducted under the supervision of three commissioners or supervisors of election appointed by the Board of Directors from the shareholders; each share of stock represented by the holder thereof, or by his or her written proxy in favor of a member of this corporation in the name of the owner fifteen days prior to said election shall be entitled to one vote, provided that a married person may give his or her proxy to his or her spouse whether he or she be a member of the corporation or not; the shareholders receiving the highest number of votes shall serve as directors for the ensuing year. In the event of a tie between two or more shareholders among the number to be elected, the tie shall be determined by casting lots. Should there be no election for any cause whatever on the day herein fixed, the Board of Directors and the Officers then in office shall continue to exercise their functions until their successors shall have been duly elected and qualified; however, a second election shall be called soon thereafter as practicable by giving notice to shareholders in the manner above indicated. Vacancies in the Board of Directors from any cause whatever shall be filled by the remaining directors.

     The Board of Directors shall appoint a President, a Cashier, a Secretary, who shall each be a different person, and may appoint a Chairman, Vice Chairman and such other officers or employees as may be necessary to properly administer the affairs of the corporation. All such officers and employees shall hold their respective offices and positions at the pleasure of the Board, and vacancies in said offices shall be filled by the Board of Directors.

                            ARTICLE VI

     The members of the Board or its committees may participate in and hold meetings by means of:

     (a) Conference telephone or other similar means of communication; and

     (b) With respect to extensions of credit only, communication or contact by the chairman, president, or their designee through the use of any oral, electronic, or written means of communications, including the use of telephone, telegraph, facsimile transmittal, or other means of communication, provided that:

          (i) No member objects to a meeting being held in this manner;

          (ii) The chairman, president, or their designee certifies in writing the proposal to be acted upon, their good faith attempt to communicate the contents of such writing to all members eligible to vote to determine their position on the proposal, the affirmative or negative position taken by any member, and the objection of any member under Item
               (i) of this Subparagraph; and

          (iii)     All actions taken pursuant to this
                    Subparagraph or proposed pursuant to this Subparagraph, but not taken due to the lack of the necessary votes required for approval or the objection of a member under Item (i) of this Subparagraph, be evidenced by the filing of the written certification required under Item (ii) of this Subparagraph in the records of proceedings of the Board of its committees, as applicable, for review at the next meeting of such Board of committee.

     Participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting except where the person participates for the sole, express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened or objects under the provisions of Louisiana Revised Statutes 6:283(C)(1)(b)(i).

                           ARTICLE VII

     In the case of the dissolution of this corporation by the expiration of this Charter, or otherwise, its affairs shall be liquidated by three commissioners, appointed from among the shareholders at a general meeting convened for that purpose, after thirty days notice by publication in a newspaper published in the Parish of the domicile of this corporation, and by written notice, given each shareholder in the manner provided by Article V. In the event of the death or inabilities of any of the liquidators, the survivors or survivor shall appoint a successor or successors to fill the vacancy who shall be selected from among the shareholders of the corporation.

                           ARTICLE VIII

     No shareholder shall be held responsible for more than the unpaid portion of the original purchase price of his stock, nor shall any informality in the organization of this corporation have the effect of rendering this charter void, or of exposing a shareholder to any liability beyond the unpaid portion of the original purchase price of his stock.


                            ARTICLE IX

  The following persons have subscribed the Capital Stock of the corporation for the amount set opposite their respective names, to-wit:

     [The names of the original shareholders of ArgentBank have been omitted pursuant to Louisiana
     Banking Law.]

                            ARTICLE X

     No individual, corporation, partnership, trust or other person or legal entity, or association of any of the foregoing may acquire or hold directly, or indirectly, or as beneficial owner or owners more than fifteen percent (15%) of the total outstanding and issued stock of the corporation and any purported issued or transfer of shares which would result in violation of this Article shall be null and void and shall not be recorded on the books of the corporation.

     No amendment altering the provision of this Article may be adopted except by seventy-five percent (75%) of the voting power of all outstanding and issued shares at an annual or special meeting of shareholders, the notice of which sets forth the proposed amendment and a summary of the changes to be made thereby.

                            ARTICLE XI

     Unless previously approved by at least a two-thirds (2/3) vote of the entire Board of Directors, in which case a simple majority vote of the shareholders will be sufficient for approval, no Business Combination shall be authorized without the approval of seventy-five percent (75%) of the voting power of all outstanding and issued shares at an annual or special meeting of shareholders, the notice of which sets forth the proposed amendment or a summary of the changes to be made thereby. "Business Combination" is hereby defined to include any of the following activities, practices, structures, organizations, or newly created entities:

     1. A merger, or consolidation or similar combination of the corporation with any other corporation, partnership, trust or other person or legal entity in which the corporation is not the surviving corporation; or

     2. Any sale, lease, exchange, transfer or other disposition of more than 50% of the corporation's assets or earning power.

     No amendment altering the provision of this Article may be adopted except by seventy-five (75%) percent of the voting power of all outstanding and issued shares at an annual or special meeting of shareholders, the notice of which sets forth the proposed amendment or a summary of the changes to be made thereby.


                           ARTICLE XII

     Pursuant to the provision of Louisiana Revised Statutes 12:24
(C)(4), no Officer or Director of this corporation shall be personally liable to the corporation or to any shareholder for monetary damages for breach of his or her fiduciary duty as a Director or Officer of this corporation. This corporation shall
(a) fully indemnify and otherwise hold the said Officer or Director harmless from any such action or judgment obtained therein or claim, except that said Officer or Director shall be responsible for a breach of his or her fiduciary obligation to the corporation or its shareholders, (b) acts or omissions not in good faith, acts or omissions of intentional misconduct or knowingly in violation of the law, (c) liability under Louisiana Revised Statutes 12:92(D); or (d) any transaction from which the Officer or Director derived an improper personal benefit.


     SIGNED this the        day of              , 1997.




                            , President of ArgentBank

                              PROXY

               SPECIAL MEETING OF THE SHAREHOLDERS
                                OF
                            ARGENTBANK
                       THIBODAUX, LOUISIANA

              PLEASE SIGN AND RETURN IMMEDIATELY TO
                            ARGENTBANK


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of ArgentBank, Thibodaux, Louisiana, do hereby nominate, constitute and appoint the Board of Directors, or any one of them, with full power to act alone, my true and lawful attorneys and proxies, with full power of substitution for me and in my name, place and stead to vote all the common stock of ArgentBank standing
in my name, on its books on                , 1997, at the Special
Meeting of its shareholders to be held in the Board Room of the Main Office of ArgentBank at 203 West Second Street, Thibodaux,
Louisiana, on                   , 1997, or at any adjournment
thereof with all powers the undersigned would possess if personally present as follows:

     (1) Approval and adoption of an Agreement and Plan of Merger, related Bank Merger Agreement each dated November 20, 1996 (collectively, the "Merger Agreements") and the transactions contemplated thereby pursuant to which Assumption Bank, a Louisiana state nonmember bank, will merge with and into ArgentBank.

         FOR /   /           AGAINST /   /                  ABSTAIN /   /

    (2)  /   / FOR    /   / WITHHOLD   Authority to vote for the
         election of twenty directors listed below:

     J. Alvin Badeaux, Jr.
     Bonnie E. Brady
     Elie J. Cheramie
     Randall E. Howard
     Alfred G. Robichaux, Jr.
     Perry A. Blanchard, Sr.
     Weber L. Callais
     Garret H. Danos
     Irving E. Legendre, Jr.
     David J. Robichaux, Jr.
     Harold M. Block
     Paul B. Candies
     Kevin J. Gaubert
     James T. Lytal, III
     Donald J. Rouse
     Joseph E. Boudreaux
     Brian P. Cheramie
     Carl E. Heck
     James R. Peltier
     Vernon E. Toups, Jr.

  Instruction: To withhold authority to vote for any individual nominee(s), list name(s) below:


                                         FOR    AGAINST   ABSTAIN
(3)  Ratification of the selection of
     Deloitte and Touche LLP as
     ArgentBank's independent external
     auditors for 1997.

(4)  Approval of amendments to
     ArgentBank's Articles of
     Incorporation to be included
     in ArgentBank's Amended and Restated
     Articles of Incorporation:

     (a)  To change the date of          FOR    AGAINST   ABSTAIN
          the general meeting of
          the shareholders.

     (b)  To eliminate shareholder       FOR    AGAINST   ABSTAIN
          approval of certain business
          combinations in which
          ArgentBank remains the
          surviving entity in order
          to conform to the Louisiana
          Banking Laws.

     (c)  To increase the authorized     FOR       AGAINST  ABSTAIN
          number of shares of Common
          Stock from 10,000,000 to
          16,000,000.

     (d)  To authorize Board meetings    FOR    AGAINST  ABSTAIN
          by telephone conference.


(5) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special
     Meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO INSTRUCTIONS ARE
GIVEN, IT WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ABOVE.

THIS PROXY IF SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY CONTACTING RANDALL E. HOWARD
AND BY FOLLOWING THE PROCEDURES SET FORTH IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

DATE                    , 1997


                                   Signature



                                   Signature, if held jointly

                                   When shares are held by joint
                                   tenants, both should sign.
                                   When signing as attorney, as
                                   executor, administrator,
                                   trustee or guardian, please
                                   give full title as such. If a
                                   corporation, please sign in
                                   full corporate name by
                                   President or other authorized
                                   officer. If a partnership,
                                   please sign in the partnership
                                   name by an authorized person.

                   Assumption Bancshares, Inc.
                       110 Franklin Street
               Napoleonville, Louisiana 70390-0398

                              PROXY

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints                          , or any
of them (with full power to act alone and to appoint a substitute), as Proxies, and hereby authorizes them to represent and to vote all the shares of common stock of Assumption Bancshares, Inc. ("ABI")
held of record by the undersigned on                 , 1997, at the
special meeting of shareholders to be held on               , 1997,
at      p.m., local time, and at any and all adjournments thereof
as follows:

          1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger, and related Company Merger Agreement and Bank Merger Agreement each dated November 20, 1996 (collectively, the "Merger Agreements") pursuant to which (a) ABI would merge with and into Assumption Bank (the "Company Merger"); (b) immediately thereafter Assumption Bank would merge with and into ArgentBank, a Louisiana state nonmember bank ("ArgentBank") (the "Bank Merger" and, together with the Company Merger, the "Mergers"); and (c) upon consummation of the Mergers each outstanding share of ABI common stock would be converted into the right to receive a certain number of shares of ArgentBank common stock or cash at the option of each shareholder subject to certain allocation restrictions and as determined in accordance with the Merger Agreements.

          FOR                 AGAINST                  ABSTAIN

          2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

          The Board of Directors recommends a vote "FOR" Proposal
1.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.  IF ANY OTHER
BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR DISCRETION.




     Please sign exactly as your name appears on certificate(s) representing shares to be voted by this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in full partnership name by an authorized person. If shares are held as joint tenants, each holder should sign.

Dated                    , 1997


PRINT NAME OF SHAREHOLDER          PRINT NAME OF SHAREHOLDER



SIGNATURE OF SHAREHOLDER           SIGNATURE OF SHAREHOLDER


PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE